Prospectus Supplement (Sales Report) No. 10 dated March 16, 2011 to Prospectus dated January 7, 2011	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Prospectus Supplement supplements the prospectus dated January 7, 2011 and provides information about particular series of Member Payment Dependent Notes (the "Notes") that we have recently sold. You should read this Prospectus Supplement together with the prospectus dated January 7, 2011 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                We have sold the following Notes:

Member Payment Dependent Notes Series 449671

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
449671	$13,250	$13,250	7.66%	1.00%	March 11, 2011	March 16, 2014	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 449671. Member loan 449671 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,100 / month
Current employer:	Kartini Clinic	Debt-to-income ratio:	17.29%
Length of employment:	1 year	Location:	Portland, OR

Home town:
Current & past employers:	Kartini Clinic
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 2, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,296.00	Public Records On File:	0
Revolving Line Utilization:	73.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 533907

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
533907	$7,125	$7,125	5.79%	1.00%	March 11, 2011	March 19, 2014	March 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 533907. Member loan 533907 was requested on March 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,177 / month
Current employer:	St. John Providence Health System	Debt-to-income ratio:	26.63%
Length of employment:	2 years	Location:	Wixom, MI

Home town:
Current & past employers:	St. John Providence Health System
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 9, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,989.00	Public Records On File:	0
Revolving Line Utilization:	15.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 600592

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
600592	$1,500	$1,500	7.29%	1.00%	March 15, 2011	March 22, 2014	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 600592. Member loan 600592 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	AT&T Hotel and Conference Center	Debt-to-income ratio:	3.40%
Length of employment:	< 1 year	Location:	Amarillo, TX

Home town:
Current & past employers:	AT&T Hotel and Conference Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,669.00	Public Records On File:	0
Revolving Line Utilization:	11.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi there, 1. Starting with your gross income per month, can you tell us what is NET income (net of 401K, tax, FSA, etc.) and then list your major expenses so that we are comfortable that you can pay this loan off? Major expenses should include your rent, medical bill (if any), food, monthly credit card payment, and other loan monthly payment. 2. What is the outstanding amount, and interest rate of your CC debt you are trying to consolidate? Thx!	My NET income varies but has never gone below $2000 a month. I tend to make much more than that. I have no major expenses other than rent which is $700/month. Chase bank is trying to charge me $35.15 a month in interest fees on a CC bill of $1669.38. That is ridiculous. So I called them and asked them to lower the APR. They told me they couldn't because I hadn't been with them long enough. I've had the card for five years. So I told them that I would be closing my account with them. My budget software sent me to this website, and it seemed stupid not to switch the debt over to a lower APR. I will save money and help my credit score.

Member Payment Dependent Notes Series 619219

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619219	$9,000	$9,000	7.29%	1.00%	March 14, 2011	March 19, 2014	March 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 619219. Member loan 619219 was requested on March 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	Experian	Debt-to-income ratio:	7.70%
Length of employment:	6 years	Location:	TUSTIN, CA

Home town:
Current & past employers:	Experian
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 5, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	10
Revolving Credit Balance:	$26.00	Public Records On File:	0
Revolving Line Utilization:	0.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. Can you comment on the delinquency 10 months ago? Thank you.	Unfortunately it was an oversight by me by not putting down dates in a calendar and trying to remember everything in my head as far as payments went. Now I am marking payment due dates on a calendar and making payments ahead of time to not let this happen again. Getting out of debt is really important to me right now.

Member Payment Dependent Notes Series 623756

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
623756	$11,200	$11,200	12.68%	1.00%	March 10, 2011	March 17, 2014	March 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 623756. Member loan 623756 was requested on March 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,000 / month
Current employer:	NYWM	Debt-to-income ratio:	8.51%
Length of employment:	10+ years	Location:	rego park, NY

Home town:
Current & past employers:	NYWM
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 3, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,520.00	Public Records On File:	0
Revolving Line Utilization:	44.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My THREE questions are: ONE: What is your emp[loyer NYWM? and Position (BRIEF job description)? TWO: Is spouse, other (fiancee, partner) income included in your reported Gross Income Per Month? If not included, what is the household's Gross $ Income Monthly? Or Gross $ Income Yearly? FYI: Person submitting application is income established borrower's initial eligibility. You may rely another's incomes to help repay loans; but Lending Club does not allow optional cosigner's income to help secure promissory notes issued for personal loans funded. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 3-yrs? Or shorter term: (number y-e-a-r-s please): 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	1. New York Water Management- A full service real estate management consulting firm, specializing in water and sewer tax bill auditing. My position is senior analyst/auditor for water bills. I review and audit water bills for management companies and landlords, check for errors, and if found, file claims with the City of New York and obtain refunds for said errors. 2. All income included is my own. My wife is a stay-at-home mom. 3. I would say 1-2 years to pay off the loan

Member Payment Dependent Notes Series 645220

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
645220	$8,000	$8,000	7.66%	1.00%	March 16, 2011	March 20, 2014	March 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 645220. Member loan 645220 was requested on March 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,600 / month
Current employer:	Sam Ash	Debt-to-income ratio:	1.25%
Length of employment:	< 1 year	Location:	new milford, CT

Home town:
Current & past employers:	Sam Ash
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 4, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	40
Revolving Credit Balance:	$351.00	Public Records On File:	0
Revolving Line Utilization:	12.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 668003

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
668003	$19,200	$19,200	15.28%	1.00%	March 11, 2011	March 21, 2016	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 668003. Member loan 668003 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,916 / month
Current employer:	Boeing	Debt-to-income ratio:	18.00%
Length of employment:	10+ years	Location:	Auburn, WA

Home town:
Current & past employers:	Boeing
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/11 > This is to consolidate bills not car financing as I stated that when I filled out the loan application. Thank you.

A credit bureau reported the following information about this borrower member on February 8, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,067.00	Public Records On File:	0
Revolving Line Utilization:	90.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	1. American Express $8,100 - owed. Monthly Payment: $500 2. Discover Card $6,000 - owed. Monthly Payment: $200 3. Santander Bank $4,800 - owed. Monthly Payment: $240 4. Retail Services $3,000 - owed. Monthly Payment: $90 This will bring down my monthly payments considerably using Lenders Club, and be a large debt. reduction that is burdening me, where it will be manageable with a monthly payment to alot less with Lenders Club. Thank you for asking. TPM
How do you plan to finance the Boxster?	I am not financing a Boxster as stated in my update, that the Lender Club database did not reflect that I placed a consolidation of bills instead on the drop down menu. Not the car anymore. Pay off bills instead.
Hello. I'm considering funding your loan. Why did you entitle the loan "Boxster" and mark it as a car financing loan but then say it's for debt consolidation? Just curious what the confusion was or what transpired. Thanks.	The confusion is that Lenders Club database when I first approached looking at using this service. I thought lest change the load instead and just pay down all my bills instead. So, I updated my loan thru Lenders Club website and changed the loan entirely to "Consolidation of Bills". This website still does not reflect that. Problem with this website. And with all the questions around this. May cancel out going any further with this stupid loan application. Sorry, but it is not worth this prying eyes on this! TPM
My question was based on the assumption that you still plan to buy the Boxster, but to finance the purchase another way. If that is true, I am asking how you intend to finance that transaction, because that will be an additional debt obligation for you.	HHISlander, I am not financing a car anymore, or incurring more debt now. But consolidating debt down to a minimum. I stated this in my profile and to another e-mail I sent earlier today to you, as well. This is best way for me to move forward with been on-track financially for the the future. Thank you. TPM

Member Payment Dependent Notes Series 668882

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
668882	$12,325	$12,325	16.40%	1.00%	March 16, 2011	March 21, 2016	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 668882. Member loan 668882 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,000 / month
Current employer:	Import Auto Geeks	Debt-to-income ratio:	5.90%
Length of employment:	5 years	Location:	Santa Barbara, CA

Home town:
Current & past employers:	Import Auto Geeks
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/11 > I will be using the funds to purchase a work truck that I will be using for both work and personal use. I am a good borrower because I have a very stable job and steady income. i do not owe any money on any credit cards, or my home. I do not have any children that I support. I need this truck to help continue my steady income. I earn about $4,000 a month, and so does my husband. Together we will be able to pay off the loan in a timely manner.

A credit bureau reported the following information about this borrower member on February 7, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,072.00	Public Records On File:	0
Revolving Line Utilization:	17.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your combined monthly gross income?	I make about 4 grand a month, and so does my husband. Combined, it is bout 8 grand a month.
Hello, What is the value of your home by Zillo or appraisal? How much do you owe on your home 1st, 2nd and any home eq.? Thanks	According to Zillow, the home's value is 680K, but when it was last appraised a few years ago, it was at 1.2 million. No money is currently owed on the home.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I do not have it in my name. It is in my grandfather's name. According to Zillow, the home's value is 680K, but when it was last appraised a few years ago, it was at 1.2 million. No money is currently owed on the home.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house in your name? If not, who does? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	The house is in my grandfather's name. According to Zillow, the home's value is 680K, but when it was last appraised a few years ago, it was at 1.2 million. No money is currently owed on the home. I have lived in same home for 5 years now.
Specifically, what are the loan proceeds to be used for?	I will be using the funds to purchase a work truck for both personal and business
What is it you plan on using the requested funds for?	I will be using the funds to purchase a work truck for both personal and business
What is it you plan on using the requested funds for?	I will be using the funds to purchase a work truck for both personal and business

Member Payment Dependent Notes Series 669437

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
669437	$20,000	$20,000	11.11%	1.00%	March 15, 2011	March 21, 2014	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 669437. Member loan 669437 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,469 / month
Current employer:	Booz Allen Hamilton	Debt-to-income ratio:	23.71%
Length of employment:	1 year	Location:	San Diego, CA

Home town:
Current & past employers:	Booz Allen Hamilton
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/11 > This loan will be used to refinance a credit card to a lower rate. It is currently at a 0% promotional rate but will climb to 19.9% next month. This loan will completely pay off this card and I'd like to have it refinanced before my rate jumps. The minimum payment on this card is only $150/month but I currently pay around $750/month so this is a net gain for me in terms of payment amount. I accumulated my credit card debt a few years ago when I started my own business with my own money and credit. It was not very successful and I have been back to work for another company since May 2009. I am a consultant with the US Navy and have a very stable position despite the government scaling back. Other than the amount of debt my credit has been flawless - no missed or late payments ever. All of our extra money goes to bringing down our debt and we've cut out a lot of unnecessary expenses (cable, etc.). We will soon lower our rent payments too as we're going to be moving to a new place with roommates. I can more than cover all of my obligations and this will not increase my overall debt, just refinance it. The income listed is also a little low as it only represents the salary from my job. We have additional income from my wife, my VA disability and a 2nd mortgage we are still holding from a property we owned in our former business. That mortgage is a 3 year balloon that matures next February and will be worth a little over $26,000. All of that money will be used to pay off debt. I will accept the loan even if it's not fully funded since any amount of money at this lower rate will be better than paying the full amount at 19.9%. Thanks for considering this loan, I hope I was able to answer some questions up front.

A credit bureau reported the following information about this borrower member on February 7, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$63,781.00	Public Records On File:	0
Revolving Line Utilization:	72.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 669660

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
669660	$13,150	$13,150	15.65%	1.00%	March 10, 2011	March 14, 2016	March 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 669660. Member loan 669660 was requested on February 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,458 / month
Current employer:	First American Title	Debt-to-income ratio:	21.14%
Length of employment:	5 years	Location:	midwest city, OK

Home town:
Current & past employers:	First American Title
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/28/11 > 2 honda personal water craft

A credit bureau reported the following information about this borrower member on February 7, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1989	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,325.00	Public Records On File:	1
Revolving Line Utilization:	77.10%	Months Since Last Record:	100
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi I am interested in funding part of your loan. Please be as specific as you can in answering the following questions so I can get comfortable with your ability to pay the loan off. CREDIT CARDS : If this is a credit card or loan consolidation loan, could you tell me what the balances are on your credit card and what is the current APR? How did you build up such a high balance on your card? HOME OWNERSHIP As well, IF you own a house what is : The value right now (use Zillow if needed) What is your mortgage amount, interest rate, and monthly payment? Is there a line of credit attached as well and if so what is its balance and rate? If you rent what is your rent? CAPITAL LOAN: If you are using the loan to work on the house or buy a car please explain what you are going to do. PAYMENT ABILITY: Starting with your gross income per month , can you tell us what is NET income and then list your major expenses so that we are comfortable that you can pay this loan off? Thanks and we look forward to helping you out! Cheers Joe	the loan will be used to purchase two honda pwc.we have a mortage on the house it 513.00 monthly it appraised for 75000 . we will be paying the loan off next .my spouse just had a double fusion back surgery and will recieve a settlement in about a year . at that time we will be paying the loan off . the reason for the 5 year loan is to keep the payments affordable .thank you
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	balance of mortage is opprox 62000- current market value 65000
I will be happy to invest and help you out. Please keep in mind that it is everyday people that are helping you and not a big bank that will just be bailed out with a corrupt system. Help us help you and please do not default. Cheers and goodluck with your loan!	Iunderstand that and i am very grateful to all that help fund my loan and i wouldnt dream of default .and again thank you to all the investors .vicki.

Member Payment Dependent Notes Series 670110

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
670110	$25,000	$25,000	14.91%	1.00%	March 15, 2011	March 15, 2016	March 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 670110. Member loan 670110 was requested on March 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,883 / month
Current employer:	JPMorgan Chase	Debt-to-income ratio:	11.05%
Length of employment:	3 years	Location:	Methuen, MA

Home town:
Current & past employers:	JPMorgan Chase
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/01/11 > This loan will be used as startup capital for a new Salon in the northeast. Startup expenses are estimated at ~$15,000 with the additional $10,000 used for as a reserve for wages. I will be running the business side of the salon while my business partner will be running the day to day operations of the salon. She has over 10 years experience running a salon.

A credit bureau reported the following information about this borrower member on March 1, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,801.00	Public Records On File:	0
Revolving Line Utilization:	34.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, What is the value of your home by Zillo or appraisal? How much do you owe 1st,2nd and any home eq.? Thanks	Hello, Zillow estimate for my house is 262,500. First mortgage balance is 220,000, second mortgage balance is 56,000, I have no home eq loans.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello, Zillow estimate for my house is 262,500. First mortgage balance is 220,000, second mortgage balance is 56,000, I have no home eq loans. Thank you for looking.
will you plan to quit you current job once you start your business?	No, I will continue with my current position. I will be able to handle the business side outside of my current job.
What experience do you have to run the business side of a salon? What sort of market research have you done to determine there is a client base for this business where yo intend to open it?	While I do not have prior experience running a business personally, I have been in the financial services field for 12 years and have a CPA to direct us on any issues that may come up. There is already a decent existing client base of the stylist being hired. We are also planning on doing a direct mailing advertising campaign and will be profitable with only 1 percent of the local market share.
What is the area like where you plan to open the salon and what makes you think you can capture market share from the local competition?	Our planned location is a side street off a main road, with an office park and multiple restaurants at the intersection about 300 feet down one side and a few other small businesses and residential housing down the other side. It has street parking with a public lot kitty cornered on the opposite side of the street. The least experienced stylists will have 5 years experience and our pricing will be competitive to the larger chains, but with a hight quality of customer service. Also recently the chain that services the area has undergone multiple management and staffing change and their quality has suffered because of it, so we feel not is a very good time to enter the market.

Member Payment Dependent Notes Series 671943

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
671943	$12,000	$12,000	10.37%	1.00%	March 15, 2011	March 22, 2014	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 671943. Member loan 671943 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,667 / month
Current employer:	Fiserv	Debt-to-income ratio:	15.11%
Length of employment:	6 years	Location:	Sunbury, OH

Home town:
Current & past employers:	Fiserv
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/11 > I am a working mother of two with a stable job hoping to consolidate my high interest credit card debt. My goal is to be debt free in three years.

A credit bureau reported the following information about this borrower member on February 14, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,130.00	Public Records On File:	0
Revolving Line Utilization:	46.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 671975

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
671975	$20,000	$20,000	11.11%	1.00%	March 11, 2011	March 19, 2014	March 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 671975. Member loan 671975 was requested on March 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	Moses Cone Health System	Debt-to-income ratio:	2.82%
Length of employment:	2 years	Location:	Staley, NC

Home town:
Current & past employers:	Moses Cone Health System
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 10, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,725.00	Public Records On File:	1
Revolving Line Utilization:	37.40%	Months Since Last Record:	110
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate as well as the debt(s) you are not looking to consolidate? Secondly, has anything occurred to avoid accruing new debt? Lastly, what is the public record on-file?	I have 2 debits I would like to consolidate, one amount it for around 11,600.00 at an interest rate of 14% the other is 7200.00 at 11.9%. I would like to consolidate and have a visible deadline to have them paid off. I have a house and car payment of a total of 1907.00 per month. I am interested in paying all my bills off in order to plan for retirement. Nothing, unless an emergency will be projected to incure new debt. Not sure of the answer to the last question.

Member Payment Dependent Notes Series 673309

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
673309	$7,200	$7,200	5.42%	1.00%	March 16, 2011	March 22, 2014	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 673309. Member loan 673309 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	Industrial Distributors	Debt-to-income ratio:	24.93%
Length of employment:	10+ years	Location:	Miami, FL

Home town:
Current & past employers:	Industrial Distributors
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 21, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,507.00	Public Records On File:	0
Revolving Line Utilization:	68.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 674595

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
674595	$12,000	$12,000	10.37%	1.00%	March 9, 2011	March 16, 2016	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 674595. Member loan 674595 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,750 / month
Current employer:	Charter Communications	Debt-to-income ratio:	19.14%
Length of employment:	5 years	Location:	Fond du Lac, WI

Home town:
Current & past employers:	Charter Communications
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/02/11 > We will be using this loan to consolidate and pay off bills including credit cards and medical bills. Both my job and my husband's job are very stable, we have both been at our current occupations for more than 5 years. By consolidating, we will actually be saving almost $300 a month! In our borrowing history, there has never been a late or missed payment on any credit card, car loan, or house payment.

A credit bureau reported the following information about this borrower member on March 2, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,140.00	Public Records On File:	0
Revolving Line Utilization:	54.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Charter Communications?	I am in Workforce Management. I am in charge of all the technicians in certain cities (the cities can change depending on the day) and am responsible for sending them to their jobs, making sure they are running on time, and helping them with any problems they may encounter.
Hi I am interested in funding part of your loan. Please be as specific as you can in answering the following questions so I can get comfortable with your ability to pay the loan off. CREDIT CARDS : If this is a credit card or loan consolidation loan, could you tell me what the balances are on your credit card and what is the current APR? How did you build up such a high balance on your card?	It's a consolidation of credit cards and medical bills. the credit card portion is on 2 different cards with APR's at 16.99% (my org rate was 7.99% which jumped up to %16.99% when the credit card companies started jacking everyone around..) totalling about $9000.. these balances are mostly the result of unexpected home repairs and such. New washer/dryer and new refrigerator (only purchased because old appliances died), bathtub sprung a leak and we had to rip out the shower/tub and floor and redo everything because the floor underneath was rotted, and water heater went out on us. Currently between cards and medical bills we are paying abt $535 a month, which we are able to do, like I mentioned we have never made a late payment on any loan or card, but this loan would save us almost $300 a month helping us get everything paid off and allowing us to rebuild our savings. Thanks so much for considering helping us out!
PAYMENT ABILITY: Starting with your gross income per month , can you tell us what is NET income and then list your major expenses so that we are comfortable that you can pay this loan off? Thanks and we look forward to helping you out!	Currently, my husband and myself gross approximately $4600 before taxes. After taxes we are at approximately $3400. As far as expenses: we pay abt $800/mo on house payment, truck payment $490/mo (2nd vehicle is payed off). utilities (heat/elec/water/phone) run approx $220/mo, car insurance $60/mo and then the current credit cards/med bills(which would be paid off with the loan) at $535/mo. As mentioned, we have never made a late payment on loan or card and this loan would be saving us almost $300 a month. Thank you so much for considering helping us out!

Member Payment Dependent Notes Series 675007

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
675007	$25,000	$25,000	18.25%	1.00%	March 11, 2011	March 10, 2016	March 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 675007. Member loan 675007 was requested on February 24, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$13,750 / month
Current employer:	ACE Group	Debt-to-income ratio:	6.07%
Length of employment:	< 1 year	Location:	Edison, NJ

Home town:
Current & past employers:	ACE Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/24/11 > This loan will be used towards personal family emergency need. I have steady income from my current employment and would be comfortable in making monthly emi's without any problem. I am very prompt in repaying back the loans that I borrow as per the agreed terms and conditions.

A credit bureau reported the following information about this borrower member on February 24, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	35
Revolving Credit Balance:	$10,597.00	Public Records On File:	0
Revolving Line Utilization:	68.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please provide, for EACH debt you plan to pay off with this LC loan, the Creditor [eg, Chase], the Amount [eg, $10,500], IMPORTANTLY the Rate [eg, 9.99%], the min. mo payment [eg, $150]. Please be complete, please be specific as to EACH one.	This loan is not to payoff/consolidate the debts rather to take care of personal family emergency. That is why I have applied for personal loan through Lending Club. I have my 3 revolviong credit cards i.e Disccover offered me 0% for 12 months, Wells Fargo offered me 0% for 6 months and HSBC/Orachard bank is charging 13.65% on purchases.
what was delinquency 35 mo ago? why does someone with over quarter-million income need a 5-year loan of $25K.	This is an oversight of one of my credit card annual fee of $40 charge which was being charged on a monthly basis of $4 instead of one charge of $40. At that time i had a zero balance on that revolving account and i was on an international assignment and did not get to my attention before the due date. But when i realized, i paid and settled the account and closed it as i was not using the card. Looking at the current situation and my future financial committments, i am just making sure that i do not have any problem making the payments. If i can repay the loan amount prior to 5 year term, i would do that if my financial committments comes down in the future. This term was chosen based on current situation, which might change in the future and he would make some addiitonal payments towards the loan and reduce the term period.
What type of emergency?	It is personal family emergency which needs immediate attention and i would like the investors to understand that emergency means soemthing which you may or may not want to disclose depending upon the sensitivity of the situation for which reason i did not elaborated the reason for this loan.
Dear Mr/Ms Personal Loan: Seven [7] days remain, and your loan is only 28% funded. This is almost certainly because your answers appear evasive. Please understand there is no way we lenders can identify who you are, and these loans are unsecured, so your concerns about "something you don't want to disclose" make us jittery. You also seem to have evaded answering how a person with >1/4Million income would need a 25K loan for 5 years. The more forthcoming you are, the more likely you are to get funded. Really!	This loan is to take care of my family medical emergency which needed immediate attention due to the criticality. I am short of some funds due to which this loan has been requested. If it wasn't time sensitive, i would not have borrowed. Like i explained, in my earlier emails, i would not take 5 years to repay this loan amount.

Member Payment Dependent Notes Series 675272

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
675272	$4,000	$4,000	10.00%	1.00%	March 10, 2011	March 2, 2014	March 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 675272. Member loan 675272 was requested on February 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,417 / month
Current employer:	n/a	Debt-to-income ratio:	19.36%
Length of employment:	10+ years	Location:	Eunice, LA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 16, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	56	Months Since Last Delinquency:	60
Revolving Credit Balance:	$31,051.00	Public Records On File:	0
Revolving Line Utilization:	63.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your source(s) of income?	I have worked for Flower's Bakery as a independent distributor for the last 10yrs. I also have a lawn service as a second source of income. My wife,Nikki has worked at Acadian Medical Center for the last 12yrs and is still presently employed as a RN.
What was your delinquency 5 years ago? What is the golf cart purchase for?	I had a line of credit account,that was for $30000.It was supposed to be a fixed loan,but somehow it wasn't. We called one of these credit card debit programs and we took that route to help us pay it off faster. To find out it was one of the biggest mistakes of our lives. The golf cart will be used as recreation and work.

Member Payment Dependent Notes Series 675933

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
675933	$13,650	$13,650	19.36%	1.00%	March 11, 2011	March 14, 2016	March 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 675933. Member loan 675933 was requested on February 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,417 / month
Current employer:	Davis Vision	Debt-to-income ratio:	20.47%
Length of employment:	10+ years	Location:	henderson, NV

Home town:
Current & past employers:	Davis Vision
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 15, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,799.00	Public Records On File:	0
Revolving Line Utilization:	91.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: What is your position (BRIEF job description) with employer? TWO: Is spouse, partner, or other income included in reported Gross Income Per Month? If not included, what is household's Gross $ Income Monthly? Or Gross $ Income Yearly? FYI: Person submitting application is income that established borrower's initial eligibility. Lending Club does NOT allow cosigners for promissory notes that are funded and issued. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 5-yrs? Or shorter term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Usually 300 loans listed, today 427 are listed; all won't 100 percent fund. When your listing expires, if loan is 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan MORE than 60 pct funded? (FYI: Partial, or 100 percent loans, APR is identical. Required employment, optional income, verified early help loans to quickly fund. Pace quickens when loan nears it's expiration.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Maintenance Mechanic, 15 years at present employer.Income was based on mine only, Ex wife and I have a 5 year old together. we are together without the paperwork. household income together is $100,000yr. I've got $6500.00 of funds needed so I need full amt listed.If i come by the money sooner I would pay loan off early. Thanks.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The balance on the mortgage is $161,000, the market value is $160,000. there are no other loans. Thanks.
loan purpose? what is davis vision and what do you do there?	Loan is for Pool. I'm putting $6500.00 down on pool. Davis Vision is a Optical Lab, I am a Maintenance Mechanic and have been employed 15 years at Davis Vision. Thanks.
I am excited to help fund your loan. I will do so once you complete the process of verifying your income with Lending Club (support@lendingclub.com). Thanks!	Thanks..
Are you living with your ex-wife as a common law? Will you be able to afford this loan if she ditches you?	She's not going anywhere, we get along better now than before and yes i could afford this loan myself.Thanks
I will be happy to invest and help you out. Please keep in mind that it is everyday people that are helping you and not a big bank that will just be bailed out with a corrupt system. Help us help you and please do not default. Cheers and goodluck with your loan!	Thanks.

Member Payment Dependent Notes Series 676308

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
676308	$2,725	$2,725	10.74%	1.00%	March 16, 2011	March 24, 2014	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 676308. Member loan 676308 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,600 / month
Current employer:	TeleTech Holdings, Inc.	Debt-to-income ratio:	22.14%
Length of employment:	4 years	Location:	Springfield, MO

Home town:
Current & past employers:	TeleTech Holdings, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/11 > I plan to use the funds to pay off an existing LendingClub loan (as I would be getting better interest with this one). I am a good borrower, as I have never, ever, been late on any loan or bill in my life. My first credit card was at 18, and though credit cards are not something an 18 year old should get into, I have always paid as agreed. I am down to one single credit card (medical from dental work), but hacksawing down on everything. I'm whittling down on higher interest items, to avoid loss in interest of course. My monthly budget is as follows: Income: 2600 gross - 2032 net (take-home pay, excluding overtime/bonuses) Rent $375 Car Payment $201 Medical Credit Card (Credit Union) $80 or lower min-this is subject to paydowns at this present time, so it'll go lower) Cable and Internet $62 Food/groceries $240/month Fuel $40 - (I drive a Nissan Versa SL w/CVT, and work from home as a OSC Reporting Specialist now. I no longer have a commute :] Due to the mideast crisis, I see that going up to 60 soon.) Entertainment $50 LendingClub (currently $142, but of course will be lower) Electric $108 (Water/sewer/trash is paid where I live. 108 is max I have ever seen it, but tends to be about $70.) Remaining for everything else/paydowns (assuming current bills): 714 NOTE: I do like to, and tend to double or triple the payment on the credit card when I have that extra money, however.... I would rather keep a little extra cash in the bank so I don't have to go back and cyclicly borrow/use a credit card, so I don't go 100% all-out. My work stability: I have been with TeleTech Holdings, Inc for four years now, and have been trusted far beyond other employees in my scope of support. Originally, I was hired as a Technical Customer Service agent for the Dish Network client, then I was promoted several times to serve as Training Team Lead, QA Intern, QA Specialist I for HP, QA Specialist II for HP, QA Champion/Specialist III for HP and HP L3 Case Management, and now OSC Reporting Specialist for 26 different lines of business... Providing sales, survey, and call service quality metrics for that many lines of business gives me the confidence of knowing if one contract/client decides to take business elsewhere, that I will still have 25 more clients to serve. My previous performance from launching projects to managing continued improvement speaks for itself, and consistently presents me with opportunities for growth and advancement. Along with my performance, on a morale note, I love my job, and know that I have a positive effect on the US consumer, as none of my business lines are offshore. I truly feel that even at my age of 25, that with the people and stability of this debt-free company that I work for, that this is the company that I would eventually retire with.

A credit bureau reported the following information about this borrower member on March 10, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,496.00	Public Records On File:	0
Revolving Line Utilization:	89.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 676438

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
676438	$4,000	$4,000	9.63%	1.00%	March 14, 2011	March 23, 2014	March 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 676438. Member loan 676438 was requested on March 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,392 / month
Current employer:	University of Dallas	Debt-to-income ratio:	6.81%
Length of employment:	3 years	Location:	Irving, TX

Home town:
Current & past employers:	University of Dallas
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/11 > I am discerning a vocation to the seminary. I must pay off all consumer debt before entering ministry. Please help me pursue this calling. Thanks and God Bless!

A credit bureau reported the following information about this borrower member on February 15, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,581.00	Public Records On File:	0
Revolving Line Utilization:	64.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 677497

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
677497	$16,000	$16,000	16.02%	1.00%	March 10, 2011	March 2, 2016	March 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 677497. Member loan 677497 was requested on February 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,292 / month
Current employer:	self	Debt-to-income ratio:	4.14%
Length of employment:	10+ years	Location:	DALLAS, TX

Home town:
Current & past employers:	self
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/17/11 > The loan will be used for various home weatherization programs including installation of a tankless water heater (which requires some re-construction of the area of placement), insulation under my pier and beam, etc.

A credit bureau reported the following information about this borrower member on February 16, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	53
Revolving Credit Balance:	$2,933.00	Public Records On File:	0
Revolving Line Utilization:	11.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please provide a detailed loan description. What is the source of your income?	I will be using the funds for miscellaneous home weatherization improvements including a tankless water heater (which requires some construction details), insulation under my pier and beam, etc. I'm a publicist/event planner. Income comes from consultant fees from various clients including one I have had for 15+ years.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Thank you for your interest. The mortgage balance is $238,545.56. No, there is no HELOC associated with the house...and never have had it. (I had to look up the meaning! HA) House is listed on zillow as $286,000. However, that does not take into account I had 50% solar added. Investment was an additional $30,000. Before the economic downtown and the solar addition, I had the house appraised in October 2008 for refinancing purposes. At that time, it was appraised at $372,700.
Investors will be more confident about funding your loan if your (1) income was verified and (2) Credit Review Status approved. Please call Lending Club for the procedures and expedite completion of both.	Thank you for your info. Earlier today, I sent my 2008 and 2009 taxes to Lending Club for review. According to them it takes 48 hours for review.

Member Payment Dependent Notes Series 677855

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
677855	$15,000	$15,000	14.91%	1.00%	March 9, 2011	March 15, 2016	March 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 677855. Member loan 677855 was requested on March 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,125 / month
Current employer:	US Army	Debt-to-income ratio:	20.21%
Length of employment:	10+ years	Location:	ABERDEEN, MD

Home town:
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/01/11 > I am trying to consolidate my debt into one low monthly payment. my plan is to have this payed off within 36 months as long s I can pay on the principle more.

A credit bureau reported the following information about this borrower member on February 23, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,882.00	Public Records On File:	0
Revolving Line Utilization:	32.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: US Army curent: Rank? Pay Grade? ETS? ? TWO: Is spouse, partner, or other income included in reported Gross Income Per Month? If not included, what is household's Gross $ Income Monthly? Or Gross $ Income Yearly? FYI: Person submitting application is income that established loan initial eligibility. You may rely another's incomes to help repay loans; but Lending Club does not allow optional cosigner to help secure personal promissory notes for loans funded and issued. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 5-yrs? Or shorter term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Usually 300 loans listed, today 427 are listed; all won't 100 percent fund. When your listing expires, if loan is 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan MORE than 60 pct funded? (FYI: Partial, or 100 percent loans, APR is identical. Required employment, optional income, verified early help loans to quickly fund. Pace quickens when loan nears it's expiration. Best option is FLEXIBLITY. If Debt Consolidation, CC REFI, Medical Expense, more advantageous to accept 80, or 90 percent ($12K - $14K) fixed interest, term limited, partial loan and pay off your much higher APR interest debts. After 6-months on time payments made, automatically eligible to relist loan's unfunded $'s or list new loan purpose, $ amount. Partial loan reduces interest $'s paid on MAJORITY your more expensive debts; partial loan an financially favorable alternative option.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	My current rank is SFC, I am indefinite. I will be borrowing this money soley on my own and my monthly income is 4800 dollars a month after taxes, I plan on paying this loan off in 2-3 years. It all depends if I deploy soon or not. I would rather not take any of the leders money if I didn't recieve a 100% funding, due to the fact of eliminating all my debt.
Hi I am interested in funding part of your loan. Please be as specific as you can in answering the following questions so I can get comfortable with your ability to pay the loan off. CREDIT CARDS : If this is a credit card or loan consolidation loan, could you tell me what the balances are on your credit card and what is the current APR? How did you build up such a high balance on your card? HOME OWNERSHIP As well, IF you own a house what is : The value right now (use Zillow if needed) What is your mortgage amount, interest rate, and monthly payment? Is there a line of credit attached as well and if so what is its balance and rate? If you rent what is your rent? CAPITAL LOAN: If you are using the loan to work on the house or buy a car please explain what you are going to do. PAYMENT ABILITY: Starting with your gross income per month , can you tell us what is NET income and then list your major expenses so that we are comfortable that you can pay this loan off? Thanks and we look forward to helping you out! Cheers Joe	I have 5 Credit cards and the balances are not out of control except for onebecause I have had it for many years. All of my cards have higher APR's than this loan that I am trying to recieve. I have a single family home in Aberdeen, MD. I have just refinanced this past month with a low APR. So it saves me in the long run because I know this home will bring me a long term investment for my future. My income monthly is 4800 dollars a month after taxes. Truck payment 430, Morgage 1055, daycare 600. That is my main expenses.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I owe 189,000 on my home, it was 177,000 a week ago. I have just refinanced for a low refinance rate for more payment on my principle. I hope to have the property for a long period of time for a future investment. The current market value of my home is roughly 170-175,000
I would like to help fund your loan, but please answer the following question(s): Please list the credit cards (or other debts) with their corresponding balances, interest rates & minimum monthly payments that will be paid off with this loan. The L.C. community wants to fund loans, and this basic information helps tremendously. Thank you for your service!	Chase (Best Buy) 1,800, 18% 70.00 monthly Star (military) 5,800, 14% 175.00 monthly Visa (Cabela's) 2,400, 18% 75.00 monthly Home Depot, 2,200, 22% 77.00 monthly Sears 1,000, 16% 50.00 monthly Value City 900, 18% 40.00 monthly Personal Loan (credit Union) 1,000, 12% 110.00 monthly With the investors lending me this money, I will be able to have one low monthy payment and will not use these cards again. One card will be kept for an emergency which is my capital one visa and that balance is zero right now. and...Thank You for your support Sir.
I will be happy to invest and help you out. Please keep in mind that it is everyday people that are helping you and not a big bank that will just be bailed out with a corrupt system. Help us help you and please do not default. Cheers and goodluck with your loan!	I would just like to say that I have been serving this great country for twelve years of my life..and plan to do so until they put me out. The reason i do this is because it is the greatest privlege to lead and train the Americas greatest resource...America's sons and daughters. I understand that this is real people like you and me, I am thankful people have the heart that I do, to give rather than recieve more. This is what our founding fathers wanted for our counrty people helping people....just because it's the right thing to do. So honestly thank you and I plan on helping others like I have in the past and like you all have done for me.

Member Payment Dependent Notes Series 678703

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
678703	$10,000	$10,000	10.37%	1.00%	March 10, 2011	March 4, 2014	March 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 678703. Member loan 678703 was requested on February 18, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,138 / month
Current employer:	Fronterra Integrated Geosciences	Debt-to-income ratio:	9.54%
Length of employment:	2 years	Location:	Houston, TX

Home town:
Current & past employers:	Fronterra Integrated Geosciences
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 18, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1979	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,889.00	Public Records On File:	0
Revolving Line Utilization:	95.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 679309

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
679309	$10,000	$10,000	9.63%	1.00%	March 16, 2011	March 26, 2014	March 26, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 679309. Member loan 679309 was requested on March 12, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,667 / month
Current employer:	SurModics	Debt-to-income ratio:	7.23%
Length of employment:	3 years	Location:	Edina, MN

Home town:
Current & past employers:	SurModics
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 18, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,867.00	Public Records On File:	0
Revolving Line Utilization:	45.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what are your current balances and APR? Do you have a HELOC? what is your mortgage balance and APR? Thanks Joe	Hi Joe, Thanks for looking at me as an investment option. My credit card has an APR of 15.24% on a balance of $11,300. I do not have a HELOC. Mortgage Balance is 210,000 with an APR of 4.94% (Home is was recently appraised at 301,000)

Member Payment Dependent Notes Series 679525

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
679525	$21,250	$15,800	18.25%	1.00%	March 14, 2011	March 13, 2016	March 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 679525. Member loan 679525 was requested on February 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,428 / month
Current employer:	Comcast	Debt-to-income ratio:	17.88%
Length of employment:	5 years	Location:	Richmond, VA

Home town:
Current & past employers:	Comcast
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 27, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	1
Revolving Line Utilization:	0.00%	Months Since Last Record:	66
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1)$130,348.95 and I have no HELOC on my home 2) current value = $129,000
I am excited to help fund your loan. I will do so once you complete the process of verifying your income with Lending Club (support@lendingclub.com). Thanks!	All documents have been submitted
HI, I'm interested in funding your loan, but I have a few questions first. 1) Since this is a debt consolidation loan, please list your debts, interest rates, and the amount you pay every month. For instance CC1 $2000, 23.9% APR, $200/month 2) What do you do for Comcast? 3) What was the public record on file 66 months ago? Divorce? Bankruptcy? I apologize in advance for the number of questions. We only see 14 metrics from your credit report (DTI, Credit score, info about credit lines, RCB, Payment history, etc.) and some basic information about you (location, salary, employer, rent/mortgage, etc.). Most lenders have very strict standards regarding who we lend to, your answers to these questions, will help us decide whether to fund your loan or not. There are hundreds of people on lending club looking for funding and some will go home empty handed. Thanks in advance for answering my questions. Sincerely, -LL Herndon, VA	My loan is to combine my overall debt (credit cards and car note) 1)Amex $5449.25 at 12% Amex $7850.84 at 15% Chase $814.73 at 15% Discover $3034.81 at 12 First Premier $509.20 At 18% Car Note $8121.07 at 16% Total = 25775.90 I have about $5000 to pay on this debt. I want pay everything off and pay 1 interest rate 2) I worked as a Tech for the last 5 years 3)The public record was expenses that I did not know about when I left my apartment 10 years ago (clean up of some items I left and minor repair) they charged me and eventually they got judgment which I paid in full
What is the public record on your credit file from 66 months ago? What do you do at Comcast? Your credit info indicates $0 outstanding revolving debt, please provide a breakdown of the debt you want to consolidate (type of debt, balance, mo pmt) Thanks.	1) the public record was for a judgment against me for an apartment I had 10 years ago They charged me for minor repairs and clean up the debt is paid in full 2)I work as tech and been there 5 years. All credit accounts are closed except for the car note that's why outstanding revolving debt is $0 amex 5449.25 +12% Amex 7859.84 + 15% chase 814.73 +15% discover 3034.81 +12% first premier 509.20 +18% Car Note 8121.07 +16% total 25775.90 I have $5000 to put on this debt. I want to pay everything off and make 1 payment
For EACH debt you plan to pay off with this LC loan, please provide the Lender [eg Chase], the Amount [e.g. $10K], IMPORTANTLY the Rate [e.g., 9.9%]., the min mo paymt. Thanks	amex $5449.25 +12% Amex $7859.84 + 15% chase $814.73 +15% discover $3034.81 +12% first premier $509.20 +18% Car Note $8121.07 +16% total 25775.90 I have $5000 to put towards this debt. I want to pay everything off and make payment on 1 thing
almost all your debt is lower interest than this loan -- why do you want to pay higher interest?	Paying and combining the debt has more benefits for my credit score. I rather paid 1 higher interest rate payment and get a 750+ credit score than to keep paying the six different accounts with my credit score staying like it is. I want my credit score in a good position when I start my business.
Tell us about your plans for starting a business. Will you quit your present job first or will you moonlight?	Well basically, I want to start a artist development/music production/publishing company. I have a very strong love for music. I will definitely moonlight for 3 - 5 years
Welcome to Lending Club. I'm interested helping finance your loan. My THREE questions are: ONE: Is spouse, other (fiancee, partner) income included in the reported Gross $ Income Per Month? If not included what is household's Gross $ Income Month? Or Gross $ Income Year? FYI: Borrower submitting application is income establishing the loan initial eligibility. Lending Club does NOT allow optional loan cosigners; only actual borrower of record income qualifies; determines if after loan funded, promissory note is issued; but another's optional income may be relied upon to help repay your loans. TWO: Lending Club loans feature NO prepayment penalty. You've initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 5-yrs? Or shorter term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? THREE: Usually 300 loans listed, today 427 are listed; all won't 100 percent fund. When your listing expires, if loan is 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (FYI: Partial, or 100 percent loans, APR is identical. Required employment, optional income, verified early helps loan quickly fund. Pace quickens when the loan nears it's expiration. Best option is FLEXIBLITY because AON (All-OR-NONE) borrower demands are rarely successful. If Debt Consolidation, CC REFI, Medical Expense, more advantageous to accept a 80, or 90 percent ($18 - $20K) fixed interest, term limited, partial loan to pay off the higher APR interest debts. After 6-months on time payments made, automatically eligible to relist loan's unfunded $'s or list new loan purpose, $ amount. Partial loan reduces interest $'s paid on MAJORITY of your more APR expensive debts; partial loan an alternative, but financially favorable, option.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	1) I live alone no spouse never married never will 2) I plan to pay off sooner 2-4years If my income allows me 3) I will not take a partial loan at this interest rate. I'm trying to pay off my any debt that I have in one shoot not some here some there. All my accounts have been open more than 2 years. I want my credit score to be in a good position for when I start my business.
Your credit report says you have no revolving credit balance. Did you run up your cards that high really recently, or why do you think it doesn't show up?	My debt has been ran up over the years. At the time I was making lots of money working 80 per work and rebuilding my credit. In the beginning part of 2010 the hours got cut and few months later I closed all the accounts. I maintained all account with min payments. Being that I closed all accounts it shows no revolving credit balance
I will be happy to invest and help you out. Please keep in mind that it is everyday people that are helping you and not a big bank that will just be bailed out with a corrupt system. Help us help you and please do not default. Cheers and goodluck with your loan!	I take a whole lot of pride in my credit... so defaulting on this loan is not an option

Member Payment Dependent Notes Series 680059

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
680059	$12,000	$12,000	10.00%	1.00%	March 11, 2011	March 15, 2016	March 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 680059. Member loan 680059 was requested on March 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Alfa Insurance	Debt-to-income ratio:	12.67%
Length of employment:	4 years	Location:	MONTGOMERY, AL

Home town:
Current & past employers:	Alfa Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/01/11 > Wedding Expenses and a few home improvements for baby preparations ...

A credit bureau reported the following information about this borrower member on February 24, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, What is the value of your home by Zillo or appraisal? How much do you owe 1st,2nd any home eq.? Thanks	appraised at 121,000 ... still owe 111,000 ... only had for a year so have not built much equity in the home.
Dear Member, Please provide the following information: What is the complete payment for your house (principal, interest, taxes, and insurance)? What is the total of your other monthly expenses? Thanks.	Dear Starman, 705 per month total, this includes insurance, principal, interest, and taxes. My total monthly expenses INCLUDING house payments, car payment, and all bills is 1400 per month. Bear in mind that my fiance is also involved in paying these bills and his income is supplemental to the information provided. Thank you for your consideration, and have a blessed day. We are looking forward to and are thankful for your investment in our future together.

Member Payment Dependent Notes Series 680710

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
680710	$13,300	$13,300	10.37%	1.00%	March 10, 2011	March 7, 2016	March 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 680710. Member loan 680710 was requested on February 21, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Auto Finance	Debt-to-income ratio:	8.97%
Length of employment:	10+ years	Location:	Newnan, GA

Home town:
Current & past employers:	Auto Finance
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/22/11 > I am paying off 3 credit cards. I have 10 yrs on my current job. I was recently promoted to a level 4 underwriter and have been promoted to supervisor. We are a growing finance company. My back end DTI ratio is 28%. I own my truck and car. We are eating beans and rice. A credit card is taking advantage of me because of a pmt received 2 days late and jacked my rate through the roof. I hate to borrow money but this loan makes perfect sense.

A credit bureau reported the following information about this borrower member on February 21, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,825.00	Public Records On File:	0
Revolving Line Utilization:	50.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi I am interested in funding part of your loan. Please be as specific as you can in answering the following questions so I can get comfortable with your ability to pay the loan off. CREDIT CARDS : Could you tell me what the balances are on your credit card and what is the current APR? How did you build up such a high balance on your card? HOME OWNERSHIP As well, if you own a house what is : The value right now (use Zillow if needed) What is your mortgage amount, interest rate, and monthly payment? Is there a line of credit attached as well and if so what is its balance and rate? PAYMENT ABILITY: Starting with your gross income per month , can you tell us what is NET income and then list your major expenses so that we are comfortable that you can pay this loan off? Thanks and we look forward to helping you out! Cheers Joe	Discover $4642, Discover $2902.00 Wells Fargo $5368.00, I have been married for 14 yrs, this is debt collected over the years. Car maintenance, medical expenses, Christmas's , Birthdays, anniversary's vacations. Bottom line , Guilty of not living within our means. We stopped charging 2 yrs ago. Zillow has home listed $147k, We remodeled in 04 , I have a second that we are paying out. My income is better then ever. When the economy took a down turn bonuses stopped, overtime stopped. It was tough. But we managed. My credit is still in tact. My company was purchased by ACA out of Spatenburg SC and we are going nationwide. I work in the Acquisitions department and will easily make $55,000 this year. Pay period ending 02/05/2011, YTD Gross 6680.24, YTD net $5129.51. I can fax you any stips you need. We finance car paper and it is a money maker. My expenses are, Mtg $955, 2nd mtg $80.00, I have no car pmts. The only other debt aside from utilities will be the $285 to you which will put me on a 5 yr path to ZERO BALANCES ON STINKING CREDIT CARDS ! Very excited about this loan. We are fired up to be debt free. I have 2 other bank of America cards and I will pay off with cash. I hope this is helpful. Any info you need please let me know. Take Care....James
what are the interest rates on your credit cards? do you have two discover cards?	The 2 discover cards...the rate was incresed to 29% because of a pmt recieved 2 days late. My Wells Fargo is at 15%.

Member Payment Dependent Notes Series 680940

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
680940	$7,000	$7,000	7.66%	1.00%	March 11, 2011	March 10, 2014	March 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 680940. Member loan 680940 was requested on February 24, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	n/a	Debt-to-income ratio:	6.75%
Length of employment:	n/a	Location:	chesterfield, VA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 24, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1979	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,793.00	Public Records On File:	0
Revolving Line Utilization:	42.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the source of income that you will use to repay this loan?	I work full time and plan to pay the payment plus an additional amount each month.
Employer or current source of income?	Virginia State Retirement System in addition to full time job
please indicate the purpose of this loan? Also, please list your credit card debt with balance, APR and monthly payment. Thanks.	The loan is to pay off my credit card balances. visa 8,000 apr 8,9% Min. payment $212.00 American Express apr. 15.24% $9000.00 Min payment $195.00

Member Payment Dependent Notes Series 681069

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
681069	$30,000	$30,000	19.36%	1.00%	March 11, 2011	March 11, 2016	March 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 681069. Member loan 681069 was requested on February 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	CH2M HILL	Debt-to-income ratio:	18.60%
Length of employment:	4 years	Location:	FAIRFAX, VA

Home town:
Current & past employers:	CH2M HILL
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/25/11 > We are going to use this money to consolidate our debt. We just bought a house and used our credit cards to update the house. We installed new flooring and updated bathrooms. Both of our jobs are extremely stable as i have been employed with the same company for over 4 years and my wife's company just signed a new 5 year contract on the project she is on. Our plan is to completly pay off the loan in less than 5 years.

A credit bureau reported the following information about this borrower member on February 22, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	40
Revolving Credit Balance:	$6,901.00	Public Records On File:	0
Revolving Line Utilization:	53.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	Type your answer here. Chase - $13,500 - been paying $600 barclays - $9500 - $350 Intrust - $1000 - been paying $50 Compass - $500 - been paying $50 GE money - $5000 - $250 Plan is to take the $1300 a month we have been paying and replace with this loan to reduce our payments.
What are the interest rates of the debts you are consolidating? How quickly do you anticipate paying off this loan?	Type your answer here. The biggest interest in the Barclays card at 29% Chase is 21% The other ones are 19% We hope to have it paid off in full in 24-30 months
What was your delinquency 40 months ago?	I believe it was my wife's. We had moved into another place and she never received a bill for a target bill. After a couple months she finally called target and gave them our new address and paid it off.
What is CHM2 Hill and what is your position there?	CH2M HILL is a global engineering and construction company. CH has close to 30,000 employees worldwide. I am a construction engineer working on a 2 billion dollar road construction project.
Do any other family members in the household work and what is their monthly gross income?	It is just my wife and I working in the household.
Would you mind disclosing your wife's income and her profession?	She is a federal government contractor working with the department of defense. She is an IT project manager working with the DOD on various software applications. She just received a raise yesterday bumping her salary to a little over $97,000.
Welcome to Lending Club. I'm interested helping finance your loan. My THREE questions are: ONE: What is employer? and What is your position? (BRIEF job description)? TWO: Lending Club loans feature NO prepayment penalty. You've initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 5-yrs? Or shorter term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? THREE: Usually 300 loans listed, today 427 are listed; all won't 100 percent fund. When your listing expires, if loan is 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (FYI: Partial, or 100 percent loans, APR is identical. Required employment, optional income, verified early helps loan quickly fund. Pace quickens when the loan nears it's expiration. Best option is FLEXIBLITY because AON (All-OR-NONE) borrower demands are rarely successful. If Debt Consolidation, CC REFI, Medical Expense, more advantageous to accept a 80, or 90 percent ($24 - $27K) fixed interest, term limited, partial loan to pay off the higher APR interest debts. After 6-months on time payments made, automatically eligible to relist loan's unfunded $'s or list new loan purpose, $ amount. Partial loan reduces interest $'s paid on MAJORITY of your more APR expensive debts; partial loan an alternative, but financially favorable, option.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Answers to your questions: One - I work for CH2M HILL, a global engineering and construction company. I am a construction engineer working on a 2 billion transportation project. Two - We plan on paying this off in under 3 years. Three - We would look at what options Lending Club has available if the loan is not funded 100%. We would take less than the $30K and look at what options were available.

Member Payment Dependent Notes Series 681814

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
681814	$29,100	$29,100	17.88%	1.00%	March 16, 2011	March 16, 2016	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 681814. Member loan 681814 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	University Hospitals Health	Debt-to-income ratio:	22.11%
Length of employment:	10+ years	Location:	PAINESVILLE, OH

Home town:
Current & past employers:	University Hospitals Health
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 23, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,924.00	Public Records On File:	0
Revolving Line Utilization:	81.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: What is your position (BRIEF job description) with employer? TWO: Is spouse, partner, or other income included in reported Gross Income Per Month? If not included, what is household's Gross $ Income Monthly? Or Gross $ Income Yearly? FYI: Person submitting application is income that established loan initial eligibility. You may rely another's incomes to help repay loans; but Lending Club does not allow optional cosigner to help secure personal promissory notes for loans funded and issued. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 5-yrs? Or shorter term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Usually 300 loans listed, today 427 are listed; all won't 100 percent fund. When your listing expires, if loan is 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan MORE than 60 pct funded? (FYI: Partial, or 100 percent loans, APR is identical. Required employment, optional income, verified early help loans to quickly fund. Pace quickens when loan nears it's expiration. Best option is FLEXIBLITY. If Debt Consolidation, CC REFI, Medical Expense, more advantageous to accept 80, or 90 percent ($23K - $26K) fixed interest, term limited, partial loan and pay off your much higher APR interest debts. After 6-months on time payments made, automatically eligible to relist loan's unfunded $'s or list new loan purpose, $ amount. Partial loan reduces interest $'s paid on MAJORITY your more expensive debts; partial loan an financially favorable alternative option.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	I'm a Respiratory Therapist at University Hospital in Clevland Ohio. I care for patients with breathing problems . I'm currently single so that is my Gross income. I will probably pay off the loan in 4-5 yrs. This is a debt consolidation so I will take less but want to pay off as much of my Debt as possible. Thanks in advance.
Please answer BOTH Q's: 1. For EACH debt you plan to pay off with this LC loan, please provide the Lender [eg Chase], the Amount [e.g. $10K], IMPORTANTLY the Rate [e.g., 9.9%]., the min mo paymt. 2. Your gross income is <55K, yet you have racked up nearly 40K in revolving debt. What SPECIFIC changes are you making to your spending patterns to reverse this trend? 3. Pls provide your after-tax pay and monthly expenses [don't forget to amortize things you pay annually or semi-annually like homeowners & auto insurance, etc.]	I have balances of Discover 7025 18.24% min 185 Citibank 24588 22.99% min 756 Chase 850 23.24% min 15 Chase 0 22.24% just payed off I have stopped using Credit cards all together, and cut up all but 1, which is Bank of america with 0 bal. for emergency situations. I've been trying to pay down the cards, but the hardly made a dent with the high intrest rates. Thanks in advance
Hi there, Could you please list the balances and APRs of the debts you wish to refi? Also what measures have you taken to limit the accumulation of future unsecured debt? Thanks	I have balances of Discover 7025 18.24% Citibank 24588 22.99% Chase 850 23.24% I have stopped using Credit cards all together, and cut up all but 1, which is Bank of america with 0 bal. for emergency situations. I've been trying to pay down the cards, but the hardly made adent with the high intrest rates. Thanks in advance
1.What is your NET monthly income? 2.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 3.Please list your loan amounts & interest rates that you will be paying off. 4.Are you the sole wage earner? Thanks.	My monthly income is about 2200 after taxes. Expenses rent 500 utliities 125- 150 phone internet 160 food 200 gas 100 no car payment I have balances of Discover 7025 18.24% min 185 Citibank 24588 22.99% min 756 Chase 850 23.24% min 15 Chase 0 22.24% just payed off I have stopped using Credit cards all together, and cut up all but 1, which is Bank of america with 0 bal. for emergency situations. I've been trying to pay down the cards, but the hardly made a dent with the high intrest rates. Im the sole earner. Thanks in advance.

Member Payment Dependent Notes Series 682078

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
682078	$4,000	$4,000	13.43%	1.00%	March 9, 2011	March 8, 2014	March 8, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 682078. Member loan 682078 was requested on February 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,750 / month
Current employer:	n/a	Debt-to-income ratio:	7.60%
Length of employment:	< 1 year	Location:	pittsburgh, PA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/23/11 > hi,thank you for funding money.that will help me lot,my store doing well so i will work hard,tx lenders

A credit bureau reported the following information about this borrower member on February 22, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2006	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	31
Revolving Credit Balance:	$7,178.00	Public Records On File:	0
Revolving Line Utilization:	48.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 682142

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
682142	$6,000	$6,000	10.37%	1.00%	March 15, 2011	March 9, 2014	March 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 682142. Member loan 682142 was requested on February 23, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,250 / month
Current employer:	JEROME H SIEGEL MD PC	Debt-to-income ratio:	7.29%
Length of employment:	3 years	Location:	jackson heights, NY

Home town:
Current & past employers:	JEROME H SIEGEL MD PC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/23/11 > NEED TO PAY OFF MY SCHOOL LOAN.

A credit bureau reported the following information about this borrower member on February 23, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	30
Revolving Credit Balance:	$7,274.00	Public Records On File:	0
Revolving Line Utilization:	54.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 683149

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
683149	$9,000	$9,000	15.28%	1.00%	March 14, 2011	March 23, 2014	March 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 683149. Member loan 683149 was requested on March 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	GDH Consulting Professional Svcs Group	Debt-to-income ratio:	22.73%
Length of employment:	< 1 year	Location:	Fayetteville, AR

Home town:
Current & past employers:	GDH Consulting Professional Svcs Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/11 > I have had some financial struggles due to loss of job, and gainfully employed again! I do not wish to use a consolidator to lower the payments, I prefer to pay off my credit cards and have one single payment. This will aid my quest of continuing to increase my credit score Borrower added on 03/10/11 > Further clarification of ability to pay loan in an expeditious manner, all other expenses (housing, insurance, and utilities) are covered by one paycheck a month, remaining income will be for savings and loan payment. Borrower added on 03/11/11 > To all investors thus far...thank you, thank you...I amazed at this opportunity and will look forward into this endeavor as a future investor to aid others in their quest to become fiscally sound as you are doing for me.

A credit bureau reported the following information about this borrower member on February 23, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	79
Revolving Credit Balance:	$9,522.00	Public Records On File:	0
Revolving Line Utilization:	47.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
lease describe your monthly budget by category (sources of income, housing, food, etc...). Do you use financial software like Mint.com? Do you have a fallback plan to continue making payments if unexpected expenses or loss of income occur (401k loan, family member help, ability to take on housemate / renter)	I work full time as a PM for an IT Professional Services group. My monthly gross income is $6000. I do not use a financial software tool. I do have a fallback plan. My goal is to rid myself of high interest credit card debt, utilizing a personal loan at a lower interest rate, single payment. I also plan on paying more than the monthly payment.

Member Payment Dependent Notes Series 683411

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
683411	$20,000	$20,000	18.25%	1.00%	March 9, 2011	March 9, 2016	March 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 683411. Member loan 683411 was requested on February 23, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Surgical Specialty Hospital	Debt-to-income ratio:	20.03%
Length of employment:	3 years	Location:	Scottsdale, AZ

Home town:
Current & past employers:	Surgical Specialty Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/24/11 > This loan will pay off debt from a failed acupuncture business, IRS tax bill, and expenses from going through a divorce. Fortunately, I am a successful nurse who has a couple of different jobs with great job security. I thought one payment would make life a little easier. My hope is to pay this loan off sooner than later. Thank you.

A credit bureau reported the following information about this borrower member on February 23, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	65
Revolving Credit Balance:	$10,761.00	Public Records On File:	0
Revolving Line Utilization:	94.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested to help finance your loan. My questions are: (1) What is your position (BRIEF job description) with employer? (2) Is spouse, partner, or other incomes included in reported Gross Income Per Month? If not included, what is household's Gross $ Income Per Month? (Or Gross $ Income Per Year?) (3) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (active status) before paid off: Full term 5-yrs? Short term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? (4) Usually 300 loans listed; today 507 listed, all won't 100 pct fund. When listing expires, if loan 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan MORE than 60 pct funded? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified early help loans to quickly fund. Pace quickens when loan nears it's expiration. Best option is FLEXIBLITY. If Debt Consolidation, or CC REFI, more advantageous to accept an 80, 90 pct ($16K - $18K) fixed interest, term limited, partial loan and pay off the much higher APR interest debts. After 6-months making on time payments, you're automatically eligible to relist loan's unfunded $'s or list new loan purpose, $ amount. A partial loan reduces interest $'s paid on MAJORITY more expensive debts; partial loan is financially favorable alternative option.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	1. I am a RN at 2 hospitals. I also help out at a physician's office and plastic surgery center when my schedule allows. I work between 36-46 hours/week. 2. My W-2's show I made $76,000/year in 2010 and $75,000 in 2009. 3. I am flexible with the loan. If I do not get it- it's ok. I had received an offer from lending club as I apparently am a good customer. Lending club sent me the offer, I thought perhaps it may help with some existing debt.
Please verify your income with Lending Club (support@lendingclub.com) and I will be happy to help fund your loan! Thanks!	I will fax my W2 today.
I am excited to help fund your loan. I will do so once you complete the process of verifying your income with Lending Club (support@lendingclub.com). Thanks!	Thank you very much. I have faxed my W2's Friday will call tomorrow to confirm Lending Club has received them.
I will be happy to invest and help you out. Please keep in mind that it is everyday people that are helping you and not a big bank that will just be bailed out with a corrupt system. Help us help you and please do not default. Cheers and goodluck with your loan!	Absolutely and Thank You!

Member Payment Dependent Notes Series 683428

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
683428	$25,000	$25,000	17.14%	1.00%	March 9, 2011	March 9, 2016	March 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 683428. Member loan 683428 was requested on February 23, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	n/a	Debt-to-income ratio:	13.56%
Length of employment:	5 years	Location:	Sacramento, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/24/11 > I'm backing this with a small quarterly check I receive from my mother's trust Borrower added on 02/27/11 > Quarterly check is $4500 up until May, 2015.

A credit bureau reported the following information about this borrower member on February 23, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1991	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	19
Revolving Credit Balance:	$8,685.00	Public Records On File:	0
Revolving Line Utilization:	96.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
First of all I would like to say Thank You for choosing Lending Club for your borrowing needs. Please list the debts you are consolidating (lender, balance, APR and current monthly payment made)? How will getting this loan help your financial situation (will it lower your monthly payments, lower your current interest rates)? Thank you!!	Type your answer here. State Board of Equalization IRS Print vendors It will rid me of any outstanding debt and allow me to branch out in other types of print endeavors, ie silk screen as well as neoprene wristbands
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Type your answer here. BOE = $2500 owed IRS = $ 6000 owed 2 BofA cc = $18000 owed / $770 payment I rent a home for $1300 I am a self employed Print Broker. I receive a small quarterly check from my mother's trust.
Is this a business loan? If so, please give details of your business.	Type your answer here. No... personal, backed by a small quarterly check that I receive from my mother's trust

Member Payment Dependent Notes Series 683477

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
683477	$5,000	$5,000	7.29%	1.00%	March 16, 2011	March 25, 2014	March 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 683477. Member loan 683477 was requested on March 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	Chandler School	Debt-to-income ratio:	13.20%
Length of employment:	3 years	Location:	Rosemead, CA

Home town:
Current & past employers:	Chandler School
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/11 > I'm getting married soon, and I want to get rid of the balances on my credit cards. I would have no problem paying this loan off by myself, but with our combined incomes (and the fact that my fiancée is an amazing saver) the outlook can only get brighter. Thank you so much for helping me not look like a slob to my wife to be, I truly appreciate it!

A credit bureau reported the following information about this borrower member on March 11, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,024.00	Public Records On File:	0
Revolving Line Utilization:	37.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I would like to fund your loan, but prior to doing so, I would like to see your response to the following items: * Itemize your monthly expenses. * Explain your role at your job. * List the principal and the interest rate of each loan to be consolidated. Thank you in advance.	Expenses: Car payment - 232 Food - 800 Gas - 400 Live at home - 0 Car Insurance - 75 Job Role: Maintain/fix/upgrade 8 servers and 200+ client computers. Environment mixed between windows/mac. I manage all of our computing and networking infrastructure, including internet connection, enterprise wireless systems, antivirus, routers/switches, backups (both server and client), email server, web servers, virtual machines. Basically, I manage an entire enterprise environment, from tech support to major software/hardware troubleshooting, management, and upgrades. Principal/Interest: 3700 at 27.9 1300 at 28.9 Currently making on-time payments on both, so with the loan, my monthly payments go down, along with my paying these off much faster, and getting rid of the balance. These cards have high interest rates as they are holdovers from building credit period in college.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house in your name? If not, who does? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	1. No. 2. No. Mother. 3. No. 4. $368,500 5. 26 years
After you get married, are you staying in your mother's house or are you buying or renting your own?	We will be renting an apartment. The expenses I listed before will not change, and my fianc??e will be making the rent payment from her paycheck.

Member Payment Dependent Notes Series 683842

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
683842	$8,000	$8,000	7.29%	1.00%	March 11, 2011	March 18, 2014	March 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 683842. Member loan 683842 was requested on March 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,137 / month
Current employer:	Anoka Ramsey Community College	Debt-to-income ratio:	8.29%
Length of employment:	< 1 year	Location:	Fridley, MN

Home town:
Current & past employers:	Anoka Ramsey Community College
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 26, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,845.00	Public Records On File:	0
Revolving Line Utilization:	10.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi there, A few questions: 1. Starting with your gross income per month , can you tell us what is NET income (e.g. after tax and 401K etc) and then list your major expenses so that we are comfortable that you can pay this loan off? It should include your rent, other payments on debt, credit cards, etc. 2. Please list all debts (including mortgage and credit card), interest rates, amount outstanding, and the amount you pay monthly. 3. What is the inquiry in last 6 month regarding? 4. How much is your time share? I look forward to helping you out. Thx!	1. 2118 per month for NET income. 2. Rent: $705/mnth, School loans $214/mnth, Xcel Energy $30/mnth, Comcast $60/mnth, cell phone $47/mnth, Discover Card right now is about $950 but I plan to pay it all off at one time after this month, Mastercard $7387 that has the complete balance of my remaining Timeshare I plan to pay off all at one time once I get this loan money. That's it. 3. This inquiry is for the timeshare I wish to pay off at one time. 4. 7500 total. Thank you for your help.

Member Payment Dependent Notes Series 683965

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
683965	$5,000	$5,000	10.37%	1.00%	March 9, 2011	March 9, 2014	March 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 683965. Member loan 683965 was requested on February 23, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,667 / month
Current employer:	n/a	Debt-to-income ratio:	22.41%
Length of employment:	1 year	Location:	butler, KY

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/23/11 > Looking for some funds to buy a trailer for my buisness, right now i recieve only 65% of each load I deliver because I pull a company trailer.If I pull my own trailer I will recieve 74% of each load amount. In the month of january I pulled seven loads for a total of $13,414.14 out of that $2421.92 was fuel surcharge i get 100% of that,so that left me with $10,992.22 I get 65% of that wich is $7,144.94 if I had my own trailer I would have recieved 75% or $8,244.17 A difference of $1099.23 even after I held back 30% for taxes and repairs I will still have $769.46 way more than enough to make my monthly loan payment. Also my truck is leased on to Landstar, a grade A company I have a perfect driving record been in the buisness over 3 yrs I have managed to stay in the industry even thru the recession and earn a proffit. On an average day the landstar loadboard has over 18000 loads to choose from and they have only 8000 owner /ops. I will have more than enough work. I am the only person who operates my truck.

A credit bureau reported the following information about this borrower member on February 23, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	37
Revolving Credit Balance:	$513.00	Public Records On File:	0
Revolving Line Utilization:	6.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 684519

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
684519	$19,500	$19,500	19.36%	1.00%	March 11, 2011	March 11, 2016	March 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 684519. Member loan 684519 was requested on February 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,917 / month
Current employer:	office depot	Debt-to-income ratio:	10.09%
Length of employment:	10+ years	Location:	st.petersburg, FL

Home town:
Current & past employers:	office depot
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/25/11 > pay off all credit cards Borrower added on 02/25/11 > I am looking to consolidate all of my credit cards into one monthly payment.I just paid my car off and now I am looking to do the same with the credit cards to be done with them . Borrower added on 03/05/11 > I just wanted to say thank you to everyone that has or is going to invest in my loan. They verified my income .I will be so hapy to be done with credit cards . I thank you ALL!!!!!!!!

A credit bureau reported the following information about this borrower member on February 24, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	30
Revolving Credit Balance:	$21,107.00	Public Records On File:	0
Revolving Line Utilization:	91.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. The amount owed on the home is approx 130,000.00 .The house was last valued at 169000.00 .
Hi I am interested in funding part of your loan. Please be as specific as you can in answering the following questions so I can get comfortable with your ability to pay the loan off. CREDIT CARDS : If this is a credit card or loan consolidation loan, could you tell me what the balances are on your credit card and what is the current APR? How did you build up such a high balance on your card? HOME OWNERSHIP As well, IF you own a house what is : The value right now (use Zillow if needed) What is your mortgage amount, interest rate, and monthly payment? Is there a line of credit attached as well and if so what is its balance and rate? If you rent what is your rent? CAPITAL LOAN: If you are using the loan to work on the house or buy a car please explain what you are going to do. PAYMENT ABILITY: Starting with your gross income per month , can you tell us what is NET income and then list your major expenses so that we are comfortable that you can pay this loan off? Thanks and we look forward to helping you out! Cheers Joe	Type your answer here. HI I hope I answer all of your questions and thank you for looking into my loan .My house has a mortgage on it of 130,000.00 and it is worth 169,000. I am commited to paying off all of my credit cards with in the next 4yrs I hope not to take the full 5yrs. The aprs are from 14.99 up to 28.99% .So,me of the balance is due to unexpected medical expenses for my child .The monthly payment on this loan is about 210.00 cheaper than my payments i make now and i know I will actually have a end date not just revolving .I also get bonuses at work which i did not include into my income .I bring home 3133.00 a month ,Not including bonuses , I have been employed same place for 20 years .
I am excited to help fund your loan. I will do so once you complete the process of verifying your income with Lending Club (support@lendingclub.com). Thanks!	Type your answer here. Thank you soo much.Yes I am waiting on them to verify also .

Member Payment Dependent Notes Series 684594

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
684594	$35,000	$35,000	16.40%	1.00%	March 11, 2011	March 11, 2016	March 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 684594. Member loan 684594 was requested on February 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,583 / month
Current employer:	TriSept Corporation	Debt-to-income ratio:	6.47%
Length of employment:	< 1 year	Location:	Torrance, CA

Home town:
Current & past employers:	TriSept Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/04/11 > This loan will be used to consolidate my family's credit card debt into 1 payment.

A credit bureau reported the following information about this borrower member on February 25, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,359.00	Public Records On File:	0
Revolving Line Utilization:	73.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list the credit card balances and interest rates which you will be consolidating, thanks.	Int Rate bal Mpmt 26.9 4447 145 29.9 5275 183 29.9 6000 200 30.1 800 30 16.9 7204 145 13 2500 95 13 7000 80 total Mpmt 878
Please list the balances, APRs, and monthly payments on the credit cards you will be paying off with this loan. Thanks!	Int Rate bal Mpmt 26.9 4447 145 29.9 5275 183 29.9 6000 200 30.1 800 30 16.9 7204 145 13 2500 95 13 7000 80 total Mpmt 878
Is the title to your home in your name? What is the total balance of the mortgage loans and any HELOC you owe on your home? What is the current market value of your home? (use zillow.com if unsure)	Lending club has already reviewed and approved my income and employment and my credit rating and have deemed there is no risk in funding this loan. Thank you for your consideration of investing in my loan.

Member Payment Dependent Notes Series 684673

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
684673	$35,000	$35,000	14.54%	1.00%	March 10, 2011	March 14, 2014	March 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 684673. Member loan 684673 was requested on February 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,083 / month
Current employer:	Polaris Group	Debt-to-income ratio:	25.09%
Length of employment:	2 years	Location:	San Francisco, CA

Home town:
Current & past employers:	Polaris Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/28/11 > Hello - My goal is to eliminate my credit card debt entirely. I have two credit cards with combined balances of about $45,000. (yikes!) I compiled debt in recent years due to a dramatic drop in income, however I have very stable employment and have been with the same employer for 2 years as of April 1st. In 2010, I supplemented my income with consulting work that continues to be steady. This money will pay off one credit card in it's entirety. The current balance is about $32,000. The remaining $3,000 will go towards a second credit card with a balance of approx. $12,000, which will leave an approximate balance of $9000. This card is a zero interest card and I have been paying $500 to $1,000 consistently each month to pay this off. I will pay both cards off in 3 years and can easily make the monthly payments. My credit is excellent - absolutely no late payments or derogatory history of any kind. The only thing that is lowering my score somewhat is this revolving credit card debt that I am carrying and I am on a mission to eradicate it quickly - 3 years or possibly a little less. I have a very stable job in the real estate development industry (yes, I know that sounds hard to believe in this economy, however I have been in the business for 15 years). While my income has decreased in recent years due to the downturn, I still earn a good income of $120,000 base salary, plus potential bonuses (bonuses are looking promising for 2011). I can verify my salary with my 2010 W2. In addition, I receive steady consulting income, which totaled just over $22,000 last year and is on target to increase this year. I can verify this income with my 2010 1099 statement. In addition, I have no dependents. I currently rent. I also own a rental property and the rent I receive covers the mortgage. My monthly expenses are low - I want to focus on paying off my credit card debt - I don't feel comfortable carrying this debt and I always pay my obligations diligently and on time. *Please note, my credit report shows an approx. $2,300 auto loan balance, however this is a loan I am carrying for my brother. I sold my car to him and since my auto loan interst rate at 2.9% is so good, I agreed to carry the loan. He pays on time every month, so this is not part of my monthly expenses and there are only four payments left. I love the peer-to-peer lending concept and am excited to start investing as well in the near future. Thank you and please let me know if you have additional questions.

A credit bureau reported the following information about this borrower member on February 24, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$44,422.00	Public Records On File:	0
Revolving Line Utilization:	68.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Thank you very much for an informative loan description. A few remaining questions - what is the interest rate on the credit card with the $32,000 balance, when does the interest rate rise on the card with the $12,000 balance, and what rate will it go to? thanks!	The interest rate on the larger balance card is $14.99%, which is actually a little better than the rate on this Lending Club loan. However, the benefit is to have an installment loan with one fixed payment, rather than revolving credit debt, as well as paying the money to investors in lieu of the bank. The second card's rate rises in 10 months to 15.44%, so I want to pay most or all of this card off before then. Thank you.
Hi, I'm interested in funding your loan but I have a few questions about your situation: 1. What is the current APR on the credit card you would be using this loan to pay off? 2. What are your current monthly payments on that card (in addition to the $500-$1000 on the other card)? and 3. What steps have you taken to avoid incurring further debt?	14.99% with a monthly minimum payment of about $750. I pay $1500 or more per month. I want to eradicate credit card debt entirely, so I have reduced my expenses and I will not accrue debt on credit any longer. I have created this plan to be free of this debt in 3 years or less. The second credit card will be paid off much sooner. Thank you.

Member Payment Dependent Notes Series 684880

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
684880	$22,400	$22,400	12.68%	1.00%	March 14, 2011	March 21, 2016	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 684880. Member loan 684880 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Orange County Sheriff's Department	Debt-to-income ratio:	4.61%
Length of employment:	10+ years	Location:	Rancho Santa Margarita, CA

Home town:
Current & past employers:	Orange County Sheriff's Department
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/11 > This loan is to pay off our crdit card. We currently have no other credit cards with balances. The amount on th card 14000. The additional funds willl be used to pay for an elective surgery. Additionly, we have no car payments.As our credit history and score reflect, we are a good investment. Thank you

A credit bureau reported the following information about this borrower member on February 25, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,465.00	Public Records On File:	0
Revolving Line Utilization:	33.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, What is the value of your home by Zillo or appraisal? How much do you owe on your home 1st, 2nd and any home eq. ? Thanks	The current value of my home is 396500 by zillow. The last appraisal was approximatively 457000 (06/2010) when we refinanced from 5.875 to 4.875. Current house payment is 2232. We have only the first mortgage.
Hello borrower, I am very interested in financing your loan. However can you answer these questions: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate NUMBER years please?) (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, will you accept partial loan? (5) Do you currently own or rent your home? If you own and have a mortgage, what is the total balance of the mortgage loans and any HELOC you owe on your home? Also, what is the current market value of your home if you have own or have a mortgage? (use zillow.com if unsure) (6) This is the last and MOST important part of me funding your loan. Can you verify your income with lending club? I want to fund your loan but verifying your income is necessary. Your loan will attract many more investors if you verify your income with Lending Club. You can contact Lending Club by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income and you might need to hint to the credit review staff member that you WANT to verify your income PROACTIVELY. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of 100% funding. Answering ALL these questions is a vital part of me funding your loan as I am emailed back when you answer these questions and I am able to keep track of individuals who take an active approach to getting his/her loan funded. Also, answering these questions will give other investors confidence to invest in your loan as they are more informed. Thank you for your time.	Responses to your questions: 1. I hold the rank of Investigator with the Orange County Sheriff's Department. I have been with the Dept. for 18 years now. 2. My wife's income was included; she's works 20 hours per week as a preschool teacher assistant. She is also completing her AA as a preschool teacher. Her income per year is 10,000.00 at present. 3. I applied for the 5 year loan, because I'm am treating it like a car payment. However, from our history, based on our last car purchase; we paid the last car off in approximately 4 years and 3 months time. This is due to I get paid bi-weekly and we make a payment ever 2 weeks to the loan. So, I expect to pay it off in the same amount of time - 4 years and a couple of months. However, if I receive any overtime, we may make additional payments. 4. If loan is only 60% funded, yes I will accept. We want to pay the credit card off, as it it is our last "debt" besides the house payment. The main goal is to pay the card off in 4 to 5 years rather then the credit cards 30 years. 5. We do own our home. Zillow value is 396500. Current balance is 400000 about. We refinanced in 06/2010 from 5.875 to 4.875. The appraised value at the refinance was 457000 about. 6. YES, I can and will verify my income. I will attempt to have my income verified by weeks end. (Thanks for the contact information to lending club - I will send them the copies necessary by the end of the week.)
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: What is your position with current employer? (B-R-I-E-F job description, i.e., Patrol? Admin? Garage? Warrants? Bailiff? etc.) TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. Lending Club does not allow cosigners. After funded, borrower income qualifies promissory note that must be issued. But Is OK for another's income to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Usually 300 loans listed, today 427 are listed; all won't 100 percent fund. When your listing expires, if 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY because AON (ALL-OR-NONE) borrower demand rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($18 - $20K) fixed interest, term limited, partial loan and pay off higher APR interest debts. After 6-months current payments, you're automatically eligible to relist unfunded $'s or list new loan purpose, $ amount. Partial loan reduces interest $'s paid MAJORITY more expensive APR debts. Partial loan an available, financially favorable, option you should seriously consider.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Responses to your questions: 1. I have been with the Sheriff's Department for 18 years. My current rank is Investigator, working in the backgrounds division for new employees. 2. My wife's and mine gross yearly income for the 2010 tax year was approx. 110000 - for the 2009 tax year it was approx. 122000. The difference was the amount of overtime. 3. I choose the 5 year term, so my wife and I would treat it like our last car loan. We had a 5 year loan that we paid off in 4 years and 3 months. We choose to pay bi-weekly. We have discussed this loan and will do the same - paying half of the payment every two weeks, until paid off. The only other factor would overtime pay I receive. Most would be paid to the loan. However, I can predict this amount. 4. If at time of expiration, we have only 60% funded, I would except. The primary purpose is the pay our last "debt" - the credit card off A.S.A.P. rather than the 30 years the credit card offers with higher interest rates. The additional amount above 14000 is for an elective surgery, that may have to be postponed. Another lender asked if I would verify income. I will be taking care of verifying income ASAP. Hope this answer your questions.
If you don't mind, I have some brief questions for you regarding your loan. Thank you for your help. What do you do for the Orange County Sheriff's Department? What is your net monthly income? How much do you have in terms of liquid savings/investments? Could you list your monthly expenses by type & amount (mortgage/rent, car, other existing debt, utilities, insurance, phone, internet, food, gym, childcare costs)? What are you currently paying on the debt you're consolidating? Are you going to be the sole person paying for this loan, or will someone else be helping you pay it? If someone else will be helping you, is that person also in debt? Since you chose to get a 5 year loan, how long do you expect to take to pay off the loan? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Thank you again for your help, and I look forward to funding your loan.	Responses to our questions: 1. I am current an Investigator in our backgrounds unit - hiring people in to the department. 2. Net monthly income is approx $5300 (with wife's income it is 6100) 3. Liquid Investments are currently 190259 approximately. This is savings, 457 plan, and IRAs. 4. Current house payment is 2233 approx. (P&I) - no car payments - taxes & insurance, we set aside 285 biweekly - credit card, we pay 175 biweekly - utilities (cable, phone, tv, cell, water, gas, elect) we pay approx 350 to 400 per month - Food, typically 150 per week. 5. current debt is a credit card with a balance of 14000. we are paying 175 every 2 weeks. 6. My wife works and makes net of 420 every 2 weeks. 7. Payoff time - I hope to have this loan paid off in 4 year and a few months. However, I have additional income due to overtime, we may pay it off sooner. Hopr this answers your questions.
If your only debt is $16k for a CC why are you asking for $22.4 K?	Correction: My credit Card is 14K. The additional amount for an elective surgery.

Member Payment Dependent Notes Series 684988

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
684988	$35,000	$35,000	16.02%	1.00%	March 10, 2011	March 10, 2014	March 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 684988. Member loan 684988 was requested on February 24, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Palm Restaurant	Debt-to-income ratio:	12.17%
Length of employment:	< 1 year	Location:	Los Angeles, CA

Home town:
Current & past employers:	Palm Restaurant
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/24/11 > My wife is a semi-celebrity chef in Los Angeles, and I have hosted a food television show. This money is going to our first cafe/catering venture. Very exciting!

A credit bureau reported the following information about this borrower member on February 24, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	52
Revolving Credit Balance:	$22,223.00	Public Records On File:	0
Revolving Line Utilization:	86.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you provide a description: Use of funds? P/L? Budget?	The budget of the total project is $75000. We have a little over half of the cash. My wife is an Executive Chef at a large, prestigious venue in Los Angeles. I am a 25 year veteren of the foodservice industry. My last job was Director of Operations for a nine million dollar account. We are buying a professional kitchen outright from a restaurant to start our own catering company.

Member Payment Dependent Notes Series 685488

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
685488	$30,000	$30,000	19.74%	1.00%	March 16, 2011	March 16, 2016	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 685488. Member loan 685488 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	Oracle	Debt-to-income ratio:	21.60%
Length of employment:	1 year	Location:	Lawrenceville, GA

Home town:
Current & past employers:	Oracle
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/02/11 > Currently looking to consolidate outstanding credit card debt incurred as a student. Since graduating I hold a stable job for a fortune 200 company, make just under $100,000 a year and have never missed or been late with a payment. Simply looking to consolidate and make one payment a month.

A credit bureau reported the following information about this borrower member on February 25, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,195.00	Public Records On File:	0
Revolving Line Utilization:	82.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a consolidation loan, please provide the Balances and APRs of the debts you are consolidating? To make that task easier, you can go to: https://www.readyforzero.com/snapshot to create a verified report of your credit cards that does not include your name or personal information, by enabling the "Public Snapshot" feature and pasting the provided URL in your answer. Thank you in advance.	Here is the link you requested (on a side note, this is a rather handy tool that I was unaware of): https://www.readyforzero.com/snapshot/f18065785fd44643 Please let me know if you have any other questions.
I want to fund your loan, but first, can you tell me what you do at Oracle? That credit card snapshot is great, by the way, thanks for providing it. Good luck!	I am currently a solutions consultant on the apps side of the business. Let me know if you need anything else and thank you in advance for your investment!

Member Payment Dependent Notes Series 685502

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
685502	$17,400	$17,400	17.51%	1.00%	March 9, 2011	March 11, 2016	March 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 685502. Member loan 685502 was requested on February 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,583 / month
Current employer:	State of Texas	Debt-to-income ratio:	23.61%
Length of employment:	2 years	Location:	Austin, TX

Home town:
Current & past employers:	State of Texas
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/25/11 > Thank you for taking time to read over this loan listing, I'd like to provide some more information about myself so that you can make an informed and timely decision concerning the funding of this loan. I'm a college graduate with a B.S. in Business Administration and a B.A. in English. I'm currently employed as a Business Analyst in the Innovation and Technology Division at the Texas Comptroller of Public Accounts. I have had no periods of unemployment since graduating college in 2003. My gross monthly income is $5,580. I currently rent an apartment and am looking to obtain a loan to consolidate debt spread over various credit cards. Please feel free to ask me a question if you would like more information.

A credit bureau reported the following information about this borrower member on February 25, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	48
Revolving Credit Balance:	$21,479.00	Public Records On File:	0
Revolving Line Utilization:	78.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 685661

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
685661	$15,000	$15,000	10.37%	1.00%	March 14, 2011	March 22, 2014	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 685661. Member loan 685661 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Marshall University	Debt-to-income ratio:	19.72%
Length of employment:	3 years	Location:	Saint Albans , WV

Home town:
Current & past employers:	Marshall University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/11 > Credit Card consolidation for my husband and I. Borrower added on 03/08/11 > Our income is steady and we both have full time jobs. Just looking to take care of credit card debit we accumulated from buying our home and from our college years.

A credit bureau reported the following information about this borrower member on February 27, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,376.00	Public Records On File:	0
Revolving Line Utilization:	62.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My THREE questions are: ONE: What is your position with current employer? (B-R-I-E-F job description) TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. Lending Club does not allow cosigners. After funded, borrower income qualifies promissory note that must be issued. But Is OK for another's income to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 3-yrs? OR short term (number y-e-a-r-s please): 2-3 yrs? 1-2 yrs? < 1-yr? .. Partial loan an available, financially favorable, option you should seriously consider.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Hello! Answer to your questions: 1. I have been with my current employer for 3 years as an Administrative Secretary Senior and currently working on my Masters degree to move into a Registrar position. My husband has been in his current position 1 year, but has worked in the field for over 6 and was recently promoted to his current position. 2. Income is my husbands and mine combined, but I also work part time some summers and holiday seasons so if can fluctuate (upwards only) by 2000-3000 annually. 3. We will be making extra payments so we may possibly have the loan paid off in 2-3 years. Possibly sooner if my promotion comes through in the next year. Thanks for your interest

Member Payment Dependent Notes Series 685715

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
685715	$35,000	$35,000	19.74%	1.00%	March 11, 2011	March 11, 2016	March 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 685715. Member loan 685715 was requested on February 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,525 / month
Current employer:	Mcgladrey	Debt-to-income ratio:	20.32%
Length of employment:	4 years	Location:	bronx, NY

Home town:
Current & past employers:	Mcgladrey
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 25, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1990	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	48
Revolving Credit Balance:	$53,056.00	Public Records On File:	0
Revolving Line Utilization:	92.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Hi am I doing something wrong I responded to this question twice and it is still asking for a response. Please let me know if you received any of my responses? Thanks Bonnie
what is Mcgladrey and what do you do there? what is the loan purpose?	Mcgladrey is an Accounting and Audit firm owned by H & R Block. I am looking to consolidate my debt into one easy monthly payment :)
thank you for your very fast previous answer. new question, what is the balance and interest rates on your current debt?	My total debt is over $50.0K the interst rates are all over 20%.
What are the debts that you plan on paying off with this loan? (types/APRs/balances)? Thank you in advance.	Type your answer here.This is to consolidate my total debt which are credit cards and personal loans :)
What are each of the debts that you will *not* be paying off with this loan (types/balances/APRs)? Thank you in advance.	Type your answer here.The way I see it I will pay off all my loans & credit cards. I will however partially pay the Chase card card I have jointly with my husband. If I get the loan I will able to pay more monthly towards that debt and pay it down quicker than just making a bit more that the minumum monthly payment.
FYI.. Your list of specific credit cards with balaces etc, has never appeared on this Q&A.	Type your answer here. Sorry, I thought I responded but silly me hit cancel instead of submit twice :) My debt breakdown is as follows: HFC $11,400.00 Personal Loan for school Macys $991.00 J C Penney $1,854.00 Care Credit $2,137.00 my sons braces Old Navy $ 835.00 Dell $3,298.00 Sears $1,000.00 Citibank $1,000.00 Victoria Secret $ 1,142.00 Pc Richards $ 629.00 Home Depot $ 1,370.00 Bank Of America $29,800.00 Joint Card with my Husband I will short pay Bank of America but if I receive the loan I will be able to increase my monthly payment and be on my way to pay that off quicker. Thank you for you rconsideration.
TWO questions. First, what was the dlinquency 4 y ago? Second, Let's try this again, sorry, some requested info was missing. For EACH debt you plan to pay off with this LC loan, please provide for THAT PARTICULAR DEBT the Creditor, the amount, IMPORTANTLY the RATE and the min. mo payment (i.e., not just the creditor and amount, not just "over 20%). Thanks.	Type your answer here. The issue I had 4 years old was identy theft by my husband cousin, I am still fighting with Chase because my Lawyer provided them with all the information like the debt was incurrerd in another state and I was in the hospital and they agreed to a settlement because it was a family member but it is still our responsibility. I am sorry I do not have the exact % by each creditor with me at work. I could work on that separately and have it available in a day or so. Thank you for your consideration.
Bonnie, I have nearly 20K to invest. I'd like to invest some of it with YOU! In order to do so, I need to ask you to please just look at your last CC bill for each CC (or call the CC company) and provide the info requested. Note you only have 7d left, your loan is under 20% funded, and many investors do not want to risk someone who does not know their current financial situation! I reiterate" For EACH debt you plan to pay off with this LC loan, please provide the Lender [eg Chase], the Amount [e.g. $10K], IMPORTANTLY the Rate [e.g., 9.9%]., the min mo paymt. Thanks/	Type your answer here. Hi since my last response, I pull the information together and it will be presented in the following order: Creditor, Total amt owed., APR and month payment: HFC $11,400.00 25.00% $273.00 Macys $991.00 26.00% $100.00 JC Penney $1,854.00 26.99% $100.00 Care Credit $2,137.00 29.99% $100.00 Old Navy $835.00 26.24% $45.00 Dell $3,298.00 29.99% $100.00 Sears $1,000.00 25.24% $100.00 Citibank Checking Plus $1,000.00 $15.25% $100.00 Victoria Secret $1,142.00 26.99% $60.00 P C Richards $629.00 26.99% $30.00 Hone Depot $1,370.00 26.99% $50.00 Bank Of America $29,800.00 21.24% $850.00 Thank you for your patience and consideration.
Oh my, that is a lot of work to pull together all that information! This is just FYI - you might find the free tool at https://www.readyforzero.com/snapshot useful in the future. It does a lot of the work for you automatically, and creates a verified report of your credit cards that does not include your name or personal information, when you enable the "Public Snapshot" feature. Then you can just paste the provided URL into an answer. That site provides other useful financial information too.	Type your answer here. Thanks I appreciate that, I wish I had that info. the day before yesterday. Thanks again!
Bonnie, thanks for the info. Now can you please tell me which of these you plan to pay off if the loan is fully funded? [I recommend those with the highest, esp. "Care Credit" which is a total rip-off.] Also, a strong recommendation -- with the amount of debt weighing you down, I respectfully suggest you stop shopping at Victoria's Secret and even Macy's -- Ross, Walmart & Target will do better to get you out of debt.	Type your answer here. Where have you been you all my life! I plan to pay everthing off with he exception of Bank of America that will be partially paid. Also I did my taxes today I am getting $3.0 K so I already plan to apply that to the Bank of America balance. My thoughts are as follows, if funded I will pay all the debts in full in the order presented - partially paying Bank of America. The remaining balance will be paid off in about 2 years with the additional money that will be available because I am not paying piece meal to those numerious accounts. I will be saving money on interest and making one convenient payment and more importantly no more shopping at hight end retailer!!!!! Thank you for your condiseration and I will leave you with my prayers.
Any hope or plan to buy a home in the foreseeable future?	Type your answer here. absolutely :) that is my dream.

Member Payment Dependent Notes Series 685886

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
685886	$30,000	$30,000	21.59%	1.00%	March 11, 2011	March 11, 2016	March 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 685886. Member loan 685886 was requested on February 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	DTI	Debt-to-income ratio:	22.40%
Length of employment:	9 years	Location:	MAGNOLIA, TX

Home town:
Current & past employers:	DTI
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 25, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$50,342.00	Public Records On File:	0
Revolving Line Utilization:	92.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, can you please show where the $50k revolving debt is (CC's, 2nd mort, loans, etc. etc. etc.)? Thank you!	CC's and a loan.
what is DTI and what do you do there?	DTI is an oilfield QA service. I am a senior quatlity specialist.
Before I think of adding any of my funds to your loan, I need to ask a few questions. 1) Could you please detail Balances, APR & monthly payments of debts to be consolidated with this loan. (Ex CC#1 = $5000@24% - $70 mo) Plus any other debts that are not being consolidated? 2) What do you plan to do with your credit cards once you received this loan? 3) What is the balance of the mortgage loan and any HELOC/2nd you owe on your home? 4) What is the current market value of your home? (use zillow.com if unsure) 5) How long do you actually intend to keep this loan? Thank you.	1: CC # 1 10,000 22% CC# 2 10,000 2% CC# 3 5,000 20% 2. The CC's will be put away never to be used again. 3. 140,000. I don't have a HELOC I don't have enough equity since the market went south. 4. 160,000 5. I intend on paying this loan off as quickly as I can.
Welcome to Lending Club! Please list the debts you are consolidating (lender, balance, APR and current monthly payment made)? How will getting this loan help your financial situation (will it lower your monthly payments, lower your current interest rates)? Thank you!!	Yes this loan will lower my monthly payment and allow me to concentrate on the task of becoming debt free.
Did you mistype re interest rate on credit card No. 2?	Yes I did. Sorry about that the interest rate is 22%.
can you advise the interest rate of cc#2--I doubt it is 2% as there would be no reason for the LC loan to pay off that amount. Is it 22%? Also, you have had 3 credit inquiries in the last 6 months? What were these for? Please explain.	Yes it is 22%. The 3 inquiries were for a car for my girlfriend. Just trying to get the best rate.
(1) How much do you owe on your mortgage? (2) With the 1% you will be charged by Lending Club your first-year's interest rate will be 22.59%, which is slightly more than you're paying now. How do you figure that you'll be better off by taking out this loan?	1. I have already answered the mortgage question. If that was an option that would have been my first choice. 2. It will put a few bills together so it would make it a lower payment so I would have the chance to pay extra and get out of debt sooner.
You listed $25K in debt that you will consolidate but your credit report says you are carrying twice that amount. Can you also list the debts (amounts) like you did above for the accounts you don't plan on consolidating?	10,000 17% 10,000 17% 7,000 11%
I will be happy to invest and help you out. Please keep in mind that it is everyday people that are helping you and not a big bank that will just be bailed out with a corrupt system. Help us help you and please do not default. Cheers and goodluck with your loan!	Absolutely; I think that lending club is a great idea and thank you for you encouragement. This loan will help me get things going in the right direction again. Thanks again.

Member Payment Dependent Notes Series 685965

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
685965	$25,975	$25,975	15.28%	1.00%	March 14, 2011	March 13, 2016	March 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 685965. Member loan 685965 was requested on February 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Texas A&M University Department of Chemi	Debt-to-income ratio:	20.76%
Length of employment:	< 1 year	Location:	Bryan, TX

Home town:
Current & past employers:	Texas A&M University Department of Chemi
Education:

This borrower member posted the following loan description, which has not been verified:

Loan is to pay off credit card with high interest rate, medical bill, and pay down credit card. Will them be able to pay off loan and other credit card in 5 years. If my pay raise comes through in May, then extra money would go to pay off loan and cc bill sooner. Borrower added on 03/04/11 > Ultimate goal: to cancel all but one cc for major emergencies, use pay as you go cards for online ordering. This goal is attainable because of the job I have is a solid, stable position and I have experience of the importance of paying off bills first, examples are my car loan is paid off and all my college loans are paid off. Borrower added on 03/08/11 > Not sure what else I can say. With the exception of my home loan, once these cc's and the medical bill are paid off I am debt free, my first and primary goal. My next goal, saving and investing!

A credit bureau reported the following information about this borrower member on February 26, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,358.00	Public Records On File:	0
Revolving Line Utilization:	75.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: What is your position (BRIEF job description) with employerTAM? and What did you do/for how long prior to this job? TWO: Is spouse, partner, or other income included in reported Gross Income Per Month? If not included, what is household's Gross $ Income Monthly? Or Gross $ Income Yearly? FYI: Borrower submitting application is only income initially established loan's eligibility. Lending Club does NOT allow cosigners for funded promissory notes actually issued. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 5-yrs? Or shorter term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Usually 300 loans listed, today 427 are listed; all won't 100 percent fund. When your listing expires, if loan is 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan MORE than 60 pct funded? (FYI: Partial, or 100 percent loans, APR is identical. Required employment, optional income, verified early help loans to quickly fund. Pace quickens when loan nears it's expiration. Best option is FLEXIBLITY. If Debt Consolidation, or CC REFI, more advantageous to accept 80, or 90 percent ($21K - $24K) fixed interest, term limited, partial loan and pay off your much higher APR interest debts. After 6-months making on time payments, you're automatically eligible to relist loan's unfunded $'s or list new loan purpose, $ amount. Partial loan reduces interest $'s paid on MAJORITY your more expensive debts; partial loan an financially favorable alternative option.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Hello, thank you for your interest. Answers follow: One: My position is Editorial assistant. I work with the journal Organometallics, an ACS journal. I work with project management. I make sure to keep the articles and journal moving and deadlines are met. The journal itself has been around for 20 years. Before, I worked with the Wounded Warrior program as a graphic designer. This was only a temp position and once offered a full time position with the Organometallics journal I jumped at the opportunity to move up in my career. Prior to working with the WW Program I was a graphic designer for the Texas A&M Health Science Center for 1 year, would have stayed longer, but with the economy I was laid off. Prior to this position I worked with the Texas A&M AgriLife Extension Service for four and a half years as a graphic designer. I am happy to be settled into a permanent position again and look to be in my current position for a very long time. Two: I am single and the is no other income included in the Gross Income Per Month. Three: Currently I am realistically looking at paying off the loan in 5 years. That is the definite goal, but if an opportunity comes up that I can pay if off quicker, then I will definitely take that opp. My 3 month evaluation with my current position went really well and my boss is currently working to see if he can get me a pay raise by my 6 month evaluation, if that is a success, then that extra money could go to paying off the loan. Four: While the full amount of my loan request would be best for me, I would accept a partial loan.
Hello, what is your monthly net income and budget/expenses? What are the balances, interest rates and monthly payments of the debts you will be paying with this loan? THanks.	My net income is $2475.27 monthly. Expense wise, I have my house payment of $624.89, utilities $300. The balances I would use the money to pay off are $23,000 at 16.24 ($700/month)with the remainder I would pay off an unfortunate medical bill ($500) and then put the remainder towards another bill of $8,000 (300/month) at 16.99. With the loan I will be able to combine two pay off two bills with one and pay down another and pay everything off in 5 years. Maybe able to pay it off sooner, my boss is working to see if he can get me a pay raise in May. That extra money can go to paying off the loan.
Hello, What is the value of your home by Zillo or appraisal? How much do you owe on your home 1st, 2nd, and any home eq.? Thanks	Zillow has the value at $77,000. I have been paying on my home load for 4 years now. I have a 30 year loan with 26 years and 2 months left.

Member Payment Dependent Notes Series 686062

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
686062	$10,000	$10,000	12.68%	1.00%	March 9, 2011	March 12, 2016	March 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 686062. Member loan 686062 was requested on February 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,583 / month
Current employer:	Entergy Nuclear Northeast	Debt-to-income ratio:	12.81%
Length of employment:	9 years	Location:	Hopewell Junction, NY

Home town:
Current & past employers:	Entergy Nuclear Northeast
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 25, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$64,557.00	Public Records On File:	0
Revolving Line Utilization:	56.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome borrower; I'm interested to help finance your loan. My THREE questions are: ONE: What is your position (BRIEF job description) with employer? TWO: Is spouse, partner, or other income included in reported Gross Income Per Month? If not included, what is household Gross $ Income Monthly? (Or Gross $ Income Yearly?) THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before paid off: Full term 5-yrs? Or shorter term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	1. Run the day to day operations of the Control Room at one of the Nuclear Reactors at Indian Point in New York. Have Two Reactor Operators working for me, as well have a license myself to operate. 2. Income is my own, spouse is separate, House hold is 200K for the year. 3. Plan to pay off in about 3 years at most... would have went with the 3 year, but this had lower payments.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. House I am in have a 225000 on a 230K mortgage. Just move in last August. No home equity line of credit on the house. 2.Current market value at 220K. Little dip in the market here.

Member Payment Dependent Notes Series 686170

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
686170	$6,000	$6,000	7.29%	1.00%	March 10, 2011	March 14, 2016	March 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 686170. Member loan 686170 was requested on February 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,583 / month
Current employer:	BMG Conveyor Services	Debt-to-income ratio:	19.47%
Length of employment:	6 years	Location:	Gibsonton, FL

Home town:
Current & past employers:	BMG Conveyor Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/28/11 > I intend to purchase a car for pleasure use. Borrower added on 03/08/11 > I presently own 3 other vehicles a 04 Ford FX4X4 Quad cab diesel a 03 diesel VW new beattle & a 89 Buick Reatta Coupe. We drive the Ford back & forth from our Tennessee home & our Florida home. The Reatta is stored at our Tennessee home The Reattas get close to 30mpg. Other vehicles are paid for in full. The Reatta Convertable I am purchasing will be a Florida fun in the sun car. Borrower added on 03/08/11 > I presently own 3 other vehicles a 04 Ford FX4X4 Quad cab diesel a 03 diesel VW new beattle & a 89 Buick Reatta Coupe. We drive the Ford back & forth from our Tennessee home & our Florida home. The Reatta is stored at our Tennessee home The Reattas get close to 30mpg. Other vehicles are paid for in full. The Reatta Convertable I am purchasing will be a Florida fun in the sun car.

A credit bureau reported the following information about this borrower member on February 26, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1976	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,994.00	Public Records On File:	0
Revolving Line Utilization:	5.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What model/year?	Type your answer here.1990 Buick Reatta Convertable.
I looked at your request and thought to myself no Buick is worth 6k that is 21 y/o but I nada and looked for some for sale and the are worth a lot more than that if in really good condition. Shows what I know. Question how many miles and is this car in really good shape? Looks like a good investment on your part and mine as well. thanks	Type your answer here. Car has 107,000 miles & is in excellent shape. There were only just over 2400 convertibles made.

Member Payment Dependent Notes Series 686263

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
686263	$9,600	$9,600	10.37%	1.00%	March 9, 2011	March 12, 2014	March 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 686263. Member loan 686263 was requested on February 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Enagic	Debt-to-income ratio:	16.09%
Length of employment:	2 years	Location:	Centerville, OH

Home town:
Current & past employers:	Enagic
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 26, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41,895.00	Public Records On File:	0
Revolving Line Utilization:	84.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 686306

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
686306	$10,600	$10,600	5.79%	1.00%	March 14, 2011	March 19, 2014	March 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 686306. Member loan 686306 was requested on March 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	ftd	Debt-to-income ratio:	13.38%
Length of employment:	10+ years	Location:	naperville, IL

Home town:
Current & past employers:	ftd
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/05/11 > this is for reducing interest paid so debt will be paid off faster

A credit bureau reported the following information about this borrower member on February 26, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$83,506.00	Public Records On File:	0
Revolving Line Utilization:	52.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 686343

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
686343	$15,875	$15,875	14.91%	1.00%	March 15, 2011	March 12, 2016	March 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 686343. Member loan 686343 was requested on February 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Despatch Industries	Debt-to-income ratio:	29.00%
Length of employment:	< 1 year	Location:	White Bear Lake, MN

Home town:
Current & past employers:	Despatch Industries
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/26/11 > Loan to consolidate debt Borrower added on 02/26/11 > Loan to consolidate debt Borrower added on 03/01/11 > Consolidating credit card debt to get a better interest rate. Borrower added on 03/01/11 > Consolidating credit card debt to get a better interest rate. Borrower added on 03/06/11 > Hoping to consolidate my credit card debt with a lower interest rate so I can get out of debt faster. Would like to start saving for a home soon as well as build good credit history as well. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on February 26, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,542.00	Public Records On File:	0
Revolving Line Utilization:	86.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 686823

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
686823	$21,000	$21,000	18.25%	1.00%	March 16, 2011	March 16, 2016	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 686823. Member loan 686823 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Clean Rooms West	Debt-to-income ratio:	24.82%
Length of employment:	4 years	Location:	Rancho Santa Margarita, CA

Home town:
Current & past employers:	Clean Rooms West
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/03/11 > Hoping to finally pay off my credit card debt... And never build it up again!

A credit bureau reported the following information about this borrower member on March 2, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,944.00	Public Records On File:	0
Revolving Line Utilization:	82.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what is Clean Rooms West and what do you do there? what are the balances and interest rate on your debt?	Clean Rooms West builds cleanrooms for medical device, pharmaceutical, aerospace, etc. I work in the technical services and certification department. My debt includes four credit cards: $14,000 @24%, $4,000 @20%, $2,000 @27% and $900 @18%. I haven't acquired any new debt in the past few years, and my total credit card debt has been paid down from around $30,000.
Could you please explain the difference between he amount you are requesting and your revolving credit balance of just under $5,000. Thank You	That number sounds consistent with the balance that I have on accounts that are still open. My two largest balance accounts have now been closed for the past several years, and those may not be reported as part of my "revolving credit balance."

Member Payment Dependent Notes Series 686857

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
686857	$15,800	$15,800	16.02%	1.00%	March 9, 2011	March 13, 2016	March 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 686857. Member loan 686857 was requested on February 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,388 / month
Current employer:	sysco	Debt-to-income ratio:	19.64%
Length of employment:	10+ years	Location:	GARDEN GROVE, CA

Home town:
Current & past employers:	sysco
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/03/11 > i have worked for sysco los angeles for 21 years.i am #35 of 220 drivers i am a teamster for 24 years. i have a 740 fico score. i want to pay down some credit cards so i can close these accounts.

A credit bureau reported the following information about this borrower member on February 27, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,120.00	Public Records On File:	0
Revolving Line Utilization:	49.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	$341000 balance on morgage. no other loans on home. zillow price $391000
HI, I'm interested in funding your loan, but I have a few questions first. 1) Since this is a debt consolidation loan, please list your debts, interest rates, and the amount you pay every month. For instance CC1 $2000, 23.9% APR, $200/month 2) What do you do for Sysco? I apologize in advance for the number of questions. We only see 14 metrics from your credit report (DTI, Credit score, info about credit lines, RCB, Payment history, etc.) and some basic information about you (location, salary, employer, rent/mortgage, etc.). Most lenders have very strict standards regarding who we lend to, your answers to these questions, will help us decide whether to fund your loan or not. There are hundreds of people on lending club looking for funding and some will go home empty handed. Thanks in advance for answering my questions. Sincerely, -LL Herndon, VA	target visa 9000.dont khow the interest rate union plus mastercard 5000 dont know the interest rate providian visa 3000.dont know the interest rate just trying to pay these off and close these accounts.
what do you do for Sysco? Thx. Pepe	union router 21 years here in los angles

Member Payment Dependent Notes Series 686975

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
686975	$28,000	$28,000	18.62%	1.00%	March 14, 2011	March 16, 2014	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 686975. Member loan 686975 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,583 / month
Current employer:	USI	Debt-to-income ratio:	17.30%
Length of employment:	3 years	Location:	Irvine, CA

Home town:
Current & past employers:	USI
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/02/11 > Loan #686975 Very good list - recognize by credit obligations, timely payor, from the Midwest originally so deep cultural duty to meet obligations Paying off/closing high interest credit card accounts Job is very secure

A credit bureau reported the following information about this borrower member on March 2, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1984	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	43
Revolving Credit Balance:	$62,057.00	Public Records On File:	0
Revolving Line Utilization:	84.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what is USI and what do you do there? What is the interest rate on your debt?	Type your answer here. USI is a Benefits and P&C Insurance Brokerage (8th largest in the country). Privately held by a unit of Goldman Sachs. My interest rates on the cards I'm looking to close are between 24% and 29%. I've continually called the creditors for lower interest rates to not avail. I'm current on all accounts - just caught in this credit maelstrom!
Why have you run up over $62,000 in revolving debt? What are your current monthly payment obligations on that debt?	Type your answer here. I was a partner in a company which did well but then lost its biggest customer to a takeover (we had attempted to diversify away from them but had no luck). Most of the debt was used for living expenses before I landed my current position. I don't have a spending issue just an historic revenue-generation one! My minimum payments are around $2,300 but I am paying around $3,500 a month. Thanks for your interest.
I will be happy to invest and help you out. Please keep in mind that it is everyday people that are helping you and not a big bank that will just be bailed out with a corrupt system. Help us help you and please do not default. Cheers and goodluck with your loan!	Thank you very much! I've never defaulted on anything so no worries!!
I would like to help you, also but need more info. $62,057.00 is a lot of living, how long were you "down")? Are you married if so will your spouse bring a paycheck home, if so, will the spouse help if needed? How much does the spouse bring home. Do you have other debts not listed? Seems to me $2,300/35.000 is a small amount of money on a debt of that size, what is the time it is financed for? Good advise 642770 gave but there is one more thing and that is a good credit rating is the best tool you can have for the future. As the "world turns" interest rates are going higher.You need to protect it.	Type your answer here. Totally down for 2 years, partially down (taking lower salary) a year before that - in an expensive area of the country. Divorced (no alimony), no children. No other debts. The $2,300 is at minimum payment levels (all unsecured CC revolving debt so no financing period). I pay $3,500/month. Thanks for your interest and advice.
How long until you pay of the debt: will you intend to pay #$3500 on this debt and pay it off much earlier than 3 years?	Type your answer here. The $3,500 is my total debt service....this loan is for those cards with interest rates above the 18.62%. This loan will allow me clear about $500/mo which I intend to use to prepay a portion of this loan since - while 18.62% is better than 29.99%-this is still not cheap money! Thanks for your question.

Member Payment Dependent Notes Series 686989

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
686989	$31,500	$31,500	18.25%	1.00%	March 15, 2011	March 14, 2016	March 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 686989. Member loan 686989 was requested on February 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,542 / month
Current employer:	Rockford Homes, Columbus, OH	Debt-to-income ratio:	23.06%
Length of employment:	6 years	Location:	Grove City, OH

Home town:
Current & past employers:	Rockford Homes, Columbus, OH
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/28/11 > Retired from State of OH and receive Social Security benefits. This money will be used to pay off all credit cards for the final time! Borrower added on 03/02/11 > To the lender who asked a question about my home value, I did check your referenced website and it is listed as $107K, which is what I own on my 80/20 loan, however interior upgrades have been done that should more than cover my predicted value of $112K. Also, you asked about one card that had a lower interest rate than my loan request. Because it has a lower balance, I intend to try paying a portion of it off before from my income or pay more on the for which I am applying. I hope that helps.

A credit bureau reported the following information about this borrower member on February 28, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1990	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,022.00	Public Records On File:	0
Revolving Line Utilization:	75.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Ohio Civils Service Retiree, Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: What is your position (BRIEF job description) with current employer? TWO: Is spouse, partner, or other income included in reported Gross Income Per Month? If not included, what is household's Gross $ Income Monthly? Or Gross $ Income Yearly? FYI: Person submitting application is income that established borrower's initial eligibility. Lending Club does NOT allow cosigners for promissory notes that are funded and issued. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 5-yrs? Or shorter term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Usually 300 loans listed, today 427 are listed; all won't 100 percent fund. When your listing expires, if loan is 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan MORE than 60 pct funded? (FYI: Partial, or 100 percent loans, APR is identical. Required employment, optional income, verified early help loans to quickly fund. Pace quickens when loan nears it's expiration. Best option is FLEXIBLITY. If Debt Consolidation, or CC REFI, more advantageous to accept 80, or 90 percent ($26K - $29K) fixed interest, term limited, partial loan and pay off your much higher APR interest debts. After 6-months making on time payments, you're automatically eligible to relist loan's unfunded $'s or list new loan purpose, $ amount. Partial loan reduces interest $'s paid on MAJORITY your more expensive debts; partial loan an financially favorable alternative option.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Type your answer here.#1. I work for a local new home builder, in business over 30 yrs. Repeat and referral business exceeds 40% so national downturn had no effect. I work as Sales Assistant on hourly and commission. #2. The income I reported is solely mine and I do not rely on any other. #3. I choose 5 yr with anticipation of paying off earlier (timeframe uncertain) but 3-4 yrs. #4. Only way for this to be beneficial to me would be an 80% FIXED rate over 4-5 yr period.
HI, I'm interested in funding your loan, but I have a few questions first. 1) How much do you owe on your home? Mortgage + HELOCs 2) How much is your home CURRENTLY worth? Use zillow.com for a free current estimate. 3) Since this is a debt consolidation loan, please list your debts, interest rates, and the amount you pay every month. For instance CC1 $2000, 23.9% APR, $200/month I apologize in advance for the number of questions. We only see 14 metrics from your credit report (DTI, Credit score, info about credit lines, RCB, Payment history, etc.) and some basic information about you (location, salary, employer, rent/mortgage, etc.). Most lenders have very strict standards regarding who we lend to, your answers to these questions, will help us decide whether to fund your loan or not. There are hundreds of people on lending club looking for funding and some will go home empty handed. Thanks in advance for answering my questions. Sincerely, -LL Herndon, VA	Type your answer here. Owe $112,000, it's appraised value. Four credit cards, total balances $23,000, APR's ranging from 16 to 22.9%. Work information was included in an earlier inquiry. One loan recently acquired with 15% interest amounting to $8500.
Before I think of adding any of my funds to your loan, I need to ask a few questions. 1) Could you please detail Balances, APR & monthly payments of debts to be consolidated with this loan. (Ex CC#1 = $5000@24% - $70 mo). IMPORTANT, DO NOT OMIT APR'S! Plus any other debts that are not being consolidated? 2) What do you plan to do with your credit cards once you received this loan? 3) How long do you actually intend to keep this loan? Thank You PLEASE ANSWER RATE INFO WITH LOAN SPECIFICS, NOT "AVERAGE" OR "RANGE." tx	Type your answer here. Note: All CC balances are the APR rates: CC#1= $7900@27.24%-$244/mo; CC#2=$6500@24.90%-$195/mo;CC#3=$3200@24.90%/$100/mo; CC#4=$3500@20.24%-$80/mo;CC#5=$3500@20.24%-$95/mo; a final financial loan $9500@16.25%-$344/mo. Regarding credit cards, I plan to close all but one of the $3500 credit cards, used only for emergencies, and continue paying the fiancial loan until it is completely paid off, roughly $4k will remain. I have requested a 5yr. loan with a payment that will be manageable until the balance of the financial loan is paid in full. I HOPE to shorten the requested loan to perhaps 4 years or less. Hope this information is helpful. Thanks for your consideration.

Member Payment Dependent Notes Series 687062

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
687062	$20,000	$20,000	20.85%	1.00%	March 14, 2011	March 13, 2016	March 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 687062. Member loan 687062 was requested on February 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Konica Minolta	Debt-to-income ratio:	14.44%
Length of employment:	10+ years	Location:	Pinckney, MI

Home town:
Current & past employers:	Konica Minolta
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking ofr a loan so that I can replace my septic system.

A credit bureau reported the following information about this borrower member on February 4, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	4
Revolving Credit Balance:	$14,716.00	Public Records On File:	0
Revolving Line Utilization:	59.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
HI, I'm interested in funding your loan, but I have a few questions first. 1) How much do you owe on your home? Mortgage HELOCs 2) How much is your home CURRENTLY worth? Use zillow.com for a free current estimate. 3) What do you do for Konica Minolta? 4) Why were you late on a payment 4 months ago? I apologize in advance for the number of questions. We only see 14 metrics from your credit report (DTI, Credit score, info about credit lines, RCB, Payment history, etc.) and some basic information about you (location, salary, employer, rent/mortgage, etc.). Most lenders have very strict standards regarding who we lend to, your answers to these questions, will help us decide whether to fund your loan or not. There are hundreds of people on lending club looking for funding and some will go home empty handed. Thanks in advance for answering my questions. Sincerely, -LL Herndon, VA	Hi I currently owe $218,000 on my home According to Zillow my home is at $204,000 I am a branch general Manager for Konica Minolta. I have been there for over 10 years. I cover 3 states and have baout 30 people that report to me. I had a late payment 4 months ago because it was a bill I had missed that month. I get e-statements and I must have accidently deleted it. Thank you for the consideration

Member Payment Dependent Notes Series 687206

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
687206	$12,000	$12,000	10.74%	1.00%	March 10, 2011	March 14, 2016	March 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 687206. Member loan 687206 was requested on February 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Inner Circle Search	Debt-to-income ratio:	17.95%
Length of employment:	3 years	Location:	Los Angeles, CA, CA

Home town:
Current & past employers:	Inner Circle Search
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 27, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,191.00	Public Records On File:	0
Revolving Line Utilization:	82.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
PAYMENT ABILITY: Starting with your gross income per month , can you tell us what is NET income and then list your major expenses so that we are comfortable that you can pay this loan off? Thanks and we look forward to helping you out!	My gross monthly income is $4333. Major expenses are rent($1000/Mo), car payment($240/Mo), student loan($120/Mo), and car insurance($120/Mo). I'm seeking the loan to consolidate high interest credit cards between 18-25%. I have no late payments on any of the cards. In addition, my fiance is a Marketing Manager at Sony Entertainment and nets $6083/Mo in gross monthly income. I appreciate the help. Ryan

Member Payment Dependent Notes Series 687235

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
687235	$15,000	$15,000	16.77%	1.00%	March 10, 2011	March 13, 2016	March 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 687235. Member loan 687235 was requested on February 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,184 / month
Current employer:	PennyMac Loan Services	Debt-to-income ratio:	21.32%
Length of employment:	1 year	Location:	Simi Valley, CA

Home town:
Current & past employers:	PennyMac Loan Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/27/11 > I plan to use to use the funds to pay off ALL credit card debt, have one monthly payment that I can pay additional funds towards and have this paid off in less than 5 years. My credit is good, I'm never late or have missed payments and have a stable job for a home mortgage company. I'm 34, and a Jr at Cal Lutheran University finishing up my Business Management undergrad degree. Borrower added on 03/01/11 > If the BK makes you hesitant, please don't be. That comes off in August of this year. I've worked very hard to rebuild my credit by paying on time and paying more than the minimum for most creditors. If you invest in my loan, you will definitely get a return. Borrower added on 03/08/11 > Just wanted to thank all of you for investing in my loan. I hope to get 100% funding and start to pay all of you back. You've afforded me a great opportunity, more than I could have gotten anywhere else, and I am looking forward to paying you all back in a timely manner. You have my word you will all get every last cent of your investment. Thanks again for giving me this great opportunity, I appreciate it more than words can express.

A credit bureau reported the following information about this borrower member on February 27, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,319.00	Public Records On File:	1
Revolving Line Utilization:	54.00%	Months Since Last Record:	116
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
You declared bankruptcy when you were 24?	Yes, I was young and stupid. Saw that I could apply for credit and just got out of control. I didn't want to file BK, however my mother said that in my situation it would be best. I tried a credit counseling agency but that only hurt my credit even more. Filing for bankruptcy was one of the biggest mistakes I've ever made.
I will be happy to invest and help you out. Please keep in mind that it is everyday people that are helping you and not a big bank that will just be bailed out with a corrupt system. Help us help you and please do not default. Cheers and goodluck with your loan!	I thank you for your kind words. I have NO intention of defaulting, and the reason why I came to LC was because I'd rather good honest people get the money than some bank. I'm also an investor on this site as well so I'm giving back what I've been given. Thanks again and I appreciate it, you can count on me.
CAN U GIVE US A MONTHLY BREAKDOWN OF EXPENSES, ALSO BREAKDOWN ON ALL CREDIT CARD DEBT. THANKYOU IN ADVANCE	Rent - $900 Car - $420.00 Insurance - $80 TV/Cable - $85 This would be $371 I also just got told I'll be offered a higher paying job today, $10K more per year at Bank of America. Credit Cards: 4,372.36 Juniper Credit 2,469.48 Chase Bank 2,133.01 Bill Me Later 1,830.09 Capital One Credit 1,491.76 PayPal Credit 1,275.51 Chase Bank 771.78 Household Bank 356.81 Best Buy Credit All will be paid off with this loan. Thanks for your question, and again, no worries on me defaulting, that WILL NOT happen.

Member Payment Dependent Notes Series 687406

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
687406	$2,150	$2,150	7.29%	1.00%	March 9, 2011	March 20, 2014	March 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 687406. Member loan 687406 was requested on March 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,481 / month
Current employer:	Lebanon Valley College	Debt-to-income ratio:	18.57%
Length of employment:	< 1 year	Location:	annville, PA

Home town:
Current & past employers:	Lebanon Valley College
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/06/11 > I plan to use the loan to purchase a Vespa scooter. I have an great credit score and I am financing the scooter to improve my score even more. I always make payments on time, and I plan to pay the loan off early as well.

A credit bureau reported the following information about this borrower member on February 28, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,073.00	Public Records On File:	0
Revolving Line Utilization:	17.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 687417

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
687417	$35,000	$28,075	17.88%	1.00%	March 15, 2011	March 14, 2016	March 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 687417. Member loan 687417 was requested on February 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	us postal service	Debt-to-income ratio:	14.87%
Length of employment:	10+ years	Location:	westminster, CO

Home town:
Current & past employers:	us postal service
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 28, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,874.00	Public Records On File:	0
Revolving Line Utilization:	28.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please provide detailed information (lender, outstanding principal balance, interest rate and minimum monthly payment amount) for all debts to be consolidated.	I have about 8 credit cards ranging from 5,000 to 8,000 highest interest rate is 19.99. payments range from 200 to 400. I would pay off the highest interest rate to the low.
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: What is your position (BRIEF job description) with employer? TWO: Is spouse, partner, or other income included in reported Gross Income Per Month? If not included, what is household's Gross $ Income Monthly? Or Gross $ Income Yearly? FYI: Person submitting application is income that established borrower's initial eligibility. Lending Club does NOT allow cosigners for promissory notes that are funded and issued. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 5-yrs? Or shorter term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Usually 300 loans listed, today 427 are listed; all won't 100 percent fund. When your listing expires, if loan is 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan MORE than 60 pct funded? (FYI: Partial, or 100 percent loans, APR is identical. Required employment, optional income, verified early help loans to quickly fund. Pace quickens when loan nears it's expiration. Best option is FLEXIBLITY. If Debt Consolidation, or CC REFI, more advantageous to accept 80, or 90 percent ($28K - $32K) fixed interest, term limited, partial loan and pay off your much higher APR interest debts. After 6-months making on time payments, you're automatically eligible to relist loan's unfunded $'s or list new loan purpose, $ amount. Partial loan reduces interest $'s paid on MAJORITY your more expensive debts; partial loan an financially favorable alternative option.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	I work for the postal service, I am a letter carrier. The reported income is total household, my husband is a supervisor for a meat plant. My goal is to pay off loan within 2 years max 3. I guess I would accept partial loan if its the only offer I get.
Hi. Thanks for posting your loan. Could please provide balances, APR, and minimum payments for each of the accounts you plan to consolidate? Moreover, given the large amount you will potentially borrow from the LC community, it would be great if you verified your income with the Lending Club (w2, pay-stubs, etc.) This information will help me gage whether your financial situation/cash flow will, in fact, be improved pursuant to this loan. Thanks in advance for your answers.	I have 8 credit cards with balances from 5000 to 8000 apr ranging from 12.99 to 19.99 with minimum payments of 200 to 400. I have never been late on any of them. I just want to consolidate as much as possible. My income has already been verified by Lending Club.
Please provide detailed information (lender, outstanding principal balance, interest rate and minimum monthly payment amount) for EACH debt to be consolidated. If your loan is not fully funded, will you accept partial funding of 60% or more?	I have 8 total credit cards with balance of 5000 to 8000 payments are from 200 to 400. interest rate from 12 to 19.99 . I would accept partial if that is all the offer i get.
Apparently you are a little unclear about the word "detail" list the following for each debt: type, balance, interest rate, current payments ex. CC $9000 19.99% $123. Also what is the balance on your mortgage including any 2nds or heloc. What is the current market value of your home, see zillow.com Thank you	Lending Club has my credit report and has all my balances of all credit cards. My home is worth 270,000 . I owe 209,000 on the first motgage and 14,000 on the second
HI, I'm interested in funding your loan, but I have a few questions first. 1) How much do you owe on your home? Mortgage + HELOCs 2) How much is your home CURRENTLY worth? Use zillow.com for a free current estimate. 3) Since this is a debt consolidation loan, please list your debts, interest rates, and the amount you pay every month. For instance (I see the ranges you've given, I'm looking for more specific info) CC1 $2000, 23.9% APR, $200/month CC2 $2000, 23.9% APR, $200/month etc. I apologize in advance for the number of questions. We only see 14 metrics from your credit report (DTI, Credit score, info about credit lines, RCB, Payment history, etc.) and some basic information about you (location, salary, employer, rent/mortgage, etc.). Most lenders have very strict standards regarding who we lend to, your answers to these questions, will help us decide whether to fund your loan or not. There are hundreds of people on lending club looking for funding and some will go home empty handed. Thanks in advance for answering my questions. Sincerely, -LL Herndon, VA	us bank 8000 19.99 payment 325.00 chase 6000 16.99 payment 200.00 wells fargo 6000 16.99 payment 200.00 citicards 5000 19.99 payment 250.00 discover 9000 12.99 payment 325.00 commerce bank 6000 16.99 payment 200.00 home valued at 270,000 owed 209,000 to first and 14,000 to second
For your information, your income has not been verified! That's one reason your loan loan is not funding very fast. Thank you!	Lending Club doesn't want any documentations, they said my income has been verified.

Member Payment Dependent Notes Series 687492

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
687492	$29,700	$29,700	17.88%	1.00%	March 15, 2011	March 14, 2016	March 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 687492. Member loan 687492 was requested on February 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,200 / month
Current employer:	Heraeus Metal Processing, Inc.	Debt-to-income ratio:	20.05%
Length of employment:	3 years	Location:	Downey, CA

Home town:
Current & past employers:	Heraeus Metal Processing, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/28/11 > This loan will completly payoff all of my credit card debt and pay off my car. I will be saving hundreds a month by getting this loan. I have a very stable job even in this economy. I am a chemist and work in the precious metals industry. The mortgage on my credit report is of an investment property that I have. The property rents for $1,100 a month and my mortgage on this property is $828 a month. I have positive income on this investment and this income was NOT listed as part of repayment income for this loan. I mention this so this mortgage is not taken into account for my personal debt. This is investment debt with positive cashflow every month. As Soon as I get this loan I will immediately close all of my credit lines so I don't fall back into the credit card trap. If you look at my credit report I have never missed any payments nor have I been late on any payments. If I'm funded I will pay back this loan and it will be done on time. Thank you. Borrower added on 03/04/11 > Debt 1: Type : Car Loan Lender: Wellsfargo Dealer Services Balance: $7,193.46 Interest: 12.90% APR Minimun Monthly Payment: $478.00 Actual Monthly Payment Sent: $500.00 Debt 2: Type : Credit Card Lender: Bank of America Balance: $5,039.90 Interest: 21.99% APR Minimun Monthly Payment: $134.00 Actual Monthly Payment Sent: $200.00 Debt 3: Type : Credit Card Lender: Bank of America Balance: $4,811.99 Interest: 20.99% APR Minimun Monthly Payment: $128.00 Actual Monthly Payment Sent: $200.00 Debt:4 Type : Credit Card Lender: Chase Balance: $6,007.61 Interest: 13.99% APR Minimun Monthly Payment: $114.00 Actual Monthly Payment Sent: $200.00 Debt 5: Type : Personal Loan Lender: South Land Credit Union Balance: $4,885.10 Interest: 12.99% APR Minimun Monthly Payment: $226.30 Actual Monthly Payment Sent: $240.00 Total Debt = $27,938.06 Lending Club's purposed loan = $29,700.00 - $1,485 (Loan origination fee of 0.05%) = $28,215.00 (Net Loan Amount) Current total minimum monthly payments = $1080.30 Current actual monthly payments sent to Lenders= $1340.00 New minimum monthly Payment if I'm fully funded =$752.25 Monthly savings based on current minimum payments if I'm fully funded= $328.05 Monthly savings based on current actual payments I send if I'm fully funded= $587.75 This loan makes sense to me bacause it will allow me to make one lower monthly payment than the current total monthly payments that I'm paying.

A credit bureau reported the following information about this borrower member on February 28, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,957.00	Public Records On File:	0
Revolving Line Utilization:	75.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	I've posted this on my profile page. Please take a look.
For EACH debt you plan to pay off with this LC loan, please provide the Lender [eg Chase], the Amount [e.g. $10K], IMPORTANTLY the Rate [e.g., 9.9%]., the min mo paymt. Thanks	I've posted this on my profile page. Please take a look.
Chemist, Welcome to Lending Club. I'm interested helping finance your loan. My THREE questions are: ONE: What is your position (BRIEF job description) with employer? TWO: Is spouse, other (fiancee, partner) income included in the reported Gross $ Income Per Month? If not included what is household's Gross $ Income Month? Or Gross $ Income Year? FYI: Borrower submitting application is income establishing the loan initial eligibility. Lending Club does NOT allow optional loan cosigners; only actual borrower of record income qualifies; determines if after loan funded, promissory note is issued; but another's optional income may be relied upon to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 5-yrs? Or shorter term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Hello, Thank you for contacting me. Question 1. Answer) My tittle is "Analytical Chemist." I work for a company that deals with the analysis of unknown materials, analysis them and discloses to our customers what their material is is composed of and is what it is worth. As for the second part of this question I'm sorry but my job doesn't allow me to disclosed the location or the name of the company because of the secrecy agrrement that I have with them, I'm sorry again.
CORRECTION TO QUESTION FOUR CONTAINED MY EARLIER EMAIL SENT 03.04.2011: Usually 300 loans listed, today 427 are listed; all won't 100 percent fund. When your listing expires, if loan is 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (FYI: Partial, or 100 percent loans, APR is identical. Required employment, optional income, verified early helps loan quickly fund. Pace quickens when the loan nears it's expiration. Best option is FLEXIBLITY because AON (All-OR-NONE) borrower demands are rarely successful. If Debt Consolidation, CC REFI, Medical Expense, more advantageous to accept a 80, or 90 percent ($24 - $27K) fixed interest, term limited, partial loan to pay off the higher APR interest debts. After 6-months on time payments made, automatically eligible to relist loan's unfunded $'s or list new loan purpose, $ amount. Partial loan reduces interest $'s paid on MAJORITY of your more APR expensive debts; partial loan an alternative, but financially favorable, option.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	(Answer to question 2) When I applied for this loan I used my income soley to get preapproved for the amount. I have already sent my w2 form to Lending Club to confirm this. My annual gross income is $65,200 a year. I do not have a spouse, I am single so this loan would pay off all of my household debt and consolidate it into one fixed monthly payment. (Anwer to question 3) If I'm fully funded I plan to set aside the amount that I will be saving monthly into my savings account. I plan to pay off the loan in 4-5 years. (Answer to question 4) If I'm only partially funded I will calculate what I will be able to pay off and if it saves me money I will take it. If the partial amount funded won't save me money every month I will decline the loan. Basically the amount funded has to make sense financially for me to accept it. If you have further questions please contact me. Thank you.
For EACH debt you plan to pay off with this LC loan, please provide the Lender [eg Chase], the Amount [e.g. $10K], IMPORTANTLY the Rate [e.g., 9.9%]., the min mo paymt. Don't forget to include the car loan. tx	I've answered this on my profile page. Please take a look.
Hello, could you list the balances and APRs of the debt you wish to refi? Why is your loan request for twice your revolving debt?	I've answered this on my profile page. Please take a look.
Why do you prefer to pay 18% rather than 12-13% on nearly $18K of the debt you want to pay with this loan? That's nearly $1K in avoidable interest in the first year alone!	This is because it will free up monthly income. I understand that I will pay close to 18k in interest but that is if I make minimum payments. I plan to pay off the loan before the five years.

Member Payment Dependent Notes Series 687503

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
687503	$28,000	$28,000	20.11%	1.00%	March 15, 2011	March 14, 2016	March 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 687503. Member loan 687503 was requested on February 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,717 / month
Current employer:	LTC Engineering	Debt-to-income ratio:	17.94%
Length of employment:	2 years	Location:	PALMETTO, FL

Home town:
Current & past employers:	LTC Engineering
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/28/11 > Monthly Net Income: $7330 Monthly Obligations (Including CC minimum payments): $4800 The funds will be used to pay off CC balances and we will be canceling our cards to focus on starting a family. I am a software engineer with 14 years experience. Borrower added on 03/04/11 > I have just received my yearly review and my net monthly income is now $7554. Once my loan is fully-funded my total monthly obligations will be $4590 (4800 - the 950 CC mins + 740 LC loan amount).

A credit bureau reported the following information about this borrower member on February 28, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	55	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,127.00	Public Records On File:	0
Revolving Line Utilization:	86.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi I am interested in funding part of your loan. Please be as specific as you can in answering the following questions so I can get comfortable with your ability to pay the loan off. CREDIT CARDS : If this is a credit card or loan consolidation loan, could you tell me what the balances are on your credit card and what is the current APR? How did you build up such a high balance on your card? HOME OWNERSHIP As well, IF you own a house what is : The value right now (use Zillow if needed) What is your mortgage amount, interest rate, and monthly payment? Is there a line of credit attached as well and if so what is its balance and rate? If you rent what is your rent? CAPITAL LOAN: If you are using the loan to work on the house or buy a car please explain what you are going to do. PAYMENT ABILITY: Starting with your gross income per month , can you tell us what is NET income and then list your major expenses so that we are comfortable that you can pay this loan off? Thanks and we look forward to helping you out! Cheers Joe	Hi Joe, I'll give you the long and short answer. Income Information: Gross Yearly Income: $116,600. Net Monthly Income: $7130 Zillow Value of our home: $153,000 Mortgage Information: $1922; We have two loans, 1 for 80% of the value 1 for 20% of the value. We had to do this because we couldn't afford the 20% down on the original purchase price of our house wich 4 years ago was : $286,000 -- we put $30k down. The interest rate on the 80% loan is: 6.125% and the interest on the 20% loan is 8.5%. Equity line payment: $112. Credit card information: we have about 10 cards with various balances; the totals of the minimum payments is about $950/month. We easily make the minimums and about an extra $700/month to pay down more of the principle. Here is a list of our monthly bills: Mortgage: $1912 Equity Line: $110 Car Insurance: $200 Student Loans: $505 Utilities: $550 Previous Credit Line (paid off in 2 years): $439 Minimum CC Payments: $950 Total: $4666 -- Surplus: $2400 I will be received a pay increase of 6% after this pay period (I've already had my review, however, I haven't been paid until next monday). After then my gross will be $123,596/year with a monthly net income of: $7436 (making a $2770). The way that we got into this "pickle", if you will, is a combination of being laid off from an 8 year $100k+/year job about 3 years ago for 5 months and capricious living. I never really took into consideration the future until my wife and I started talking about starting a family. As you can see we have plenty of "wiggle room" in our monthly budget; I have plenty of income to pay our obligations, but as I "grow up" I think it's time to start think about having a family and it's time to be a grown up with our finances. I think at this point I would rather pay $700 (approx)/month as opposed to the $950 (minimums) + $700 (surplus) for a fixed period and have more to principle of the consolidation loan early. It'll take me a few hours to dig up statements with all of our creditors and our APRs; we go paperless, so I'll have to go to each website and grab them if you still want them. Thanks.
Hi. Thanks for posting your loan. Could please provide balances, APR, and minimum payments for each of the accounts you plan to consolidate? Moreover, given the large amount you will potentially borrow from the LC community, it would be great if you verified your income with the Lending Club (w2, pay-stubs, etc.) This information will help me gage whether your financial situation/cash flow will, in fact, be improved pursuant to this loan. Thanks in advance for your answers.	Hi there... I'll be able to answer the APR question in better detail later (we are paperless on all cards, so I don't have access in hand currently; I'll have to check out all the sites). Total Balances: $28800 Total Minimums: $950 My net per month is: $7130 I'll be happy verify my income with LC in the morning. Thanks for your question!
Your credit report says you are carrying much more than $28.8K. If your credit report said you are carrying a much higher amount, it would be incorrect? Any additional household income not listed above?	There is an old loan on there that will be paid back within 2 years (that payment is part of the monthly bills laid out in my "description" section). As far as extra income, my wife does work and brings in between $800 and $1400 net per month as a teacher.
Welcome to Lending Club. I'm interested helping finance your loan. My THREE questions are: ONE: What is your position (BRIEF job description) with employer? TWO: Lending Club loans feature NO prepayment penalty. You've initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 5-yrs? Or shorter term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? THREE: Usually 300 loans listed, today 427 loans listed; all won't 100 percent fund. When your listing expires, if loan is 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (FYI: Partial, or 100 percent loans, APR is identical. Required employment, optional income, verified early helps loan quickly fund. Pace quickens when the loan nears it's expiration. Best option is FLEXIBLITY because AON (All-OR-NONE) borrower demands are rarely successful. Advantageous to accept an 80, or 90 percent ($23 - $25K) fixed interest, term limited, partial loan because after 6-months on time payments, automatically eligible to relist loan's unfunded $'s or list new loan purpose, $ amount. Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Job Description: I am a software engineer. I write and maintain various high level software systems. Anticipated Repayment Length: realistically I anticipate repaying the loan within 3-4 years. I am hoping to use the loan to lessen the amount of time it would take to pay down the debts with my current plan, which is double the minimums. Yes, I plan to take the loan if only partially funded above 60%. That figure already puts me ahead of my "double-minimum" plan on most of my debts. I hope I have answered your questions fully, please let me know If I have not.
Hey, I'm glad to see you're taken a responsible step to get rid of debt. But you seem to have a great income, and low expenses. WHY on earth did you get into SO MUCH debt? and what are you doing to avoid this again?	I lost my job a few years back due to a company folding and it took me a while to find a new gig. I'm back up and running, now and working for a much more stable firm. I have shifted focus from "living for now" to "living for retirement"; that's about all I can do for avoid it from happening, again.

Member Payment Dependent Notes Series 687618

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
687618	$12,750	$12,750	10.37%	1.00%	March 9, 2011	March 14, 2016	March 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 687618. Member loan 687618 was requested on February 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,208 / month
Current employer:	Ecolab / Kay Chemical	Debt-to-income ratio:	12.65%
Length of employment:	< 1 year	Location:	Winston Salem, NC

Home town:
Current & past employers:	Ecolab / Kay Chemical
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/01/11 > debt consolidation after boyfriend was unemployed for 2 years

A credit bureau reported the following information about this borrower member on February 28, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,095.00	Public Records On File:	0
Revolving Line Utilization:	55.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Did he get a job now? Where is he working? What is his gross income?	He's a graphic designer working for one of the hospitals in our area - gross is $65,000 /year

Member Payment Dependent Notes Series 687655

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
687655	$28,000	$28,000	19.36%	1.00%	March 15, 2011	March 14, 2016	March 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 687655. Member loan 687655 was requested on February 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	C R England	Debt-to-income ratio:	18.07%
Length of employment:	5 years	Location:	hemet, CA

Home town:
Current & past employers:	C R England
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/28/11 > respectfully need 2 acquire loan 2 pay 4 repairs to our 2007 tractor/truck which is a means of income for us Borrower added on 02/28/11 > respectfully need to acquire loan to pay for repairs to our 2007 freightliner truck which is our means of income, thank you Borrower added on 02/28/11 > require a loan 2 pay 4 repairs to our 2007 freightliner truck which is our means of income

A credit bureau reported the following information about this borrower member on February 28, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,496.00	Public Records On File:	0
Revolving Line Utilization:	89.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 687669

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
687669	$12,000	$12,000	10.37%	1.00%	March 9, 2011	March 14, 2016	March 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 687669. Member loan 687669 was requested on February 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Ryan Herco Flow Solutions	Debt-to-income ratio:	15.84%
Length of employment:	4 years	Location:	portland, OR

Home town:
Current & past employers:	Ryan Herco Flow Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/28/11 > Looking to consolidate cc debt, pay off existing lending club loan and get extra cash for school Borrower added on 03/03/11 > This would be my second loan from Lending Club (never missed a payment on my first loan)-looking to get funding to put all existing debt into a single monthly payment.

A credit bureau reported the following information about this borrower member on February 28, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	57
Revolving Credit Balance:	$7,242.00	Public Records On File:	0
Revolving Line Utilization:	17.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what was your first loan for and at what rate are you trading it for the new loan? what are your other loan balances and interest rates. thanks Joe	The first loan was also to eliminate cc debt. It was for 5k at a slightly lower interest rate. But because of two moves (one to Arizona, and one to Portland, OR), I have incurred some additional cc debt. The preliminary no interest periods on my current cards is coming to an end, and this loan at about 10% interest will be significantly lower than what I would be paying to credit card companies.

Member Payment Dependent Notes Series 687893

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
687893	$22,800	$22,800	15.28%	1.00%	March 15, 2011	March 15, 2016	March 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 687893. Member loan 687893 was requested on March 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,625 / month
Current employer:	Connor Group	Debt-to-income ratio:	15.52%
Length of employment:	< 1 year	Location:	DAYTON, OH

Home town:
Current & past employers:	Connor Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/01/11 > Payoff of Debt Borrower added on 03/04/11 > Citibank 10,200.00 13.99 APY Chase 2,900.00 22.00 APY Sleep Number 2,600 29.00APY Value City 2,600.00 29.00 APY Best Buy 1,000 22.00APY

A credit bureau reported the following information about this borrower member on March 1, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1991	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,332.00	Public Records On File:	0
Revolving Line Utilization:	51.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
For EACH debt you plan to pay off with this LC loan, please provide the Lender [eg Chase], the Amount [e.g. $10K], IMPORTANTLY the Rate [e.g., 9.9%]., the min mo paymt. Thanks	Citbank 10,200.00 13.99APY Chase 2,900.00 22.00APY Sleep Number 2,600 29.00APY Value City 2,600 29.00APY Best buy 1,000.00 22.00 APY
For EACH debt you plan to pay off with this LC loan, please provide the Lender [eg Chase], the Amount [e.g. $10K], IMPORTANTLY the Rate [e.g., 9.9%]., the min mo paymt. tx	Citibank 10,200.00 13.99 APY Chase 2,900.00 22.00 APY Sleep Number 2,600 29.00APY Value City 2,600.00 29.00 APY Best Buy 1,000 22.00APY
Please list balances, APRs, and monthly payments for the debt you intend to consolidate with this loan. Thanks!	Citibank 10,200.00 13.99 APY Chase 2,900.00 22.00 APY Sleep Number 2,600 29.00APY Value City 2,600.00 29.00 APY Best Buy 1,000 22.00APY
Why do you wish to pay off the Citibank when it is roughly 2% below the rate of this loan? Given that is the bulk of your debt, it seems like it would make more sense to get a loan for just the Chase, Sleep Number, Value City and Best buy. Also what methods are you employing to limit accumulation of further credit card debt?	Would like one monthly paynent so I can pay more on the loan instead of spreading out payments among several accounts. Cancelling all credit cards once paid off. This is debt accumulated though a seperation and was not all mine personally..
I don't see how "one monthly payment" which includes your lower-interest loan explains/justifies your notion that it's better not to just check off one more box on your bill-pay each month to deal with that loan. "Separation not mine" doesn't explain the logic either. Please explain your math. I would love to invest in you!	I am working on one card at a time and paying the minimum on the rest of them so at this rate it will take me longer then 5 years to payoff. You asked how you know I will not get in debt again and was explaining that all of this debt was not just mine however I am stuck with it and want to get everything consolidated and payed off.
You are requesting $22,800, but you have listed the debts you are paying off as being $19,300. What is the additional $3500 for?	I have an unexpected car repair for $1000.00 and feel dumb saying this but this was the only other loan option I saw listed that was offered besides the $19,000.00 amount.

Member Payment Dependent Notes Series 688026

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
688026	$17,000	$17,000	16.77%	1.00%	March 10, 2011	March 14, 2016	March 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 688026. Member loan 688026 was requested on February 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,116 / month
Current employer:	State of Michigan	Debt-to-income ratio:	17.84%
Length of employment:	2 years	Location:	Warren, MI

Home town:
Current & past employers:	State of Michigan
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/28/11 > Hello All I'm purchasing a home cash via this loan . The income information I listed is for me only not my spouse who is employed full time. The household income is $7436.00 monthly. I requested this amount of time of 5 years. But I plan to have the loan paid back w/in 24 months tops. However, I like to place a little room for reality (real life's set back's. ) I hope this information is helpful to you all. Please feel free contact me w/ any question.

A credit bureau reported the following information about this borrower member on February 28, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,010.00	Public Records On File:	0
Revolving Line Utilization:	89.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My TWO questions are: ONE: What is your position (BRIEF job description) with employer? TWO: Usually 300 loans listed, today 427 are listed; all won't 100 percent fund. When your listing expires, if loan is 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan MORE than 60 pct funded? (FYI: Partial, or 100 percent loans, APR is identical. Required employment, optional income, verified early help loans to quickly fund. Pace quickens when loan nears it's expiration. Best option is FLEXIBLITY. Advantageous to accept 80, or 90 percent ($14K - $16K) fixed interest, term limited, partial loan because after 6-months of on time payments, you're automatically eligible to relist loan's unfunded $'s or list new loan purpose, $ amount.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	I work for the State of Michigan. I print any and all information that the state send 's out via mail. From unemployment booklets to income tax letters. I would appreciate a 100% loan . However whatever assistance you offer would be greatly appreciated. Thank You for your time.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	No I don't own the house free and clear . There is a mortgage in my wife's name. She the home is up for sell. The value is less than what she owe's.
Why would want a rate of over 16%, when you can get a home loan for under 5% especially when the home loan interest is tax deductible?	Due to the fact that my wife already has a mortgage. When I applied for a loan I was advised that they would take the mortgage amount that my wife has under name in consideration . So they will included her mortgage payment into my debt ratio for my income. Which would make me not qualify. My plan after getting the home is to apply for a home equity line of credit to pay off this loan.
I will be happy to invest and help you out. Please keep in mind that it is everyday people that are helping you and not a big bank that will just be bailed out with a corrupt system. Help us help you and please do not default. Cheers and goodluck with your loan!	I totally understand. And, I completely appreciate all and any monies that will be invested. I will pay everyone back. Thanks for the support .
Before I help fund the loan, I have seveal questions: 1. What is the price of the new home you're hoping to purchase? 2. Is this lending club loan for the down payment? 3. Is this new home to live in or to rent out as an investment? 4. What would the monthly payment of the new home be? 5. How would that affect your debt to income ratio? 5. What is your monthly credit card payment? Thank you.	48000.00 is the price of the new home. I have already placed 31,000. dwn lend club would be my only payment outside of my credit card payment . My credit card payment a month is 128.00. This would be my primary residence. This will decrease my debt. Thank You for your time

Member Payment Dependent Notes Series 688056

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
688056	$4,000	$4,000	11.11%	1.00%	March 10, 2011	March 16, 2016	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 688056. Member loan 688056 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	Career Education Corporation	Debt-to-income ratio:	12.66%
Length of employment:	6 years	Location:	Poplar Grove, IL

Home town:
Current & past employers:	Career Education Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/02/11 > I'm not sure how this got listed as debt consolidation. I don't remember making that selection. I do plan to use about $1000 to pay off credit cards but the majority of the loan is for the purpose of putting in a new kitchen floor. I am attempting to maximize the value before a refi in hopes of doing away with PMI. Right now most of the house is in pretty good shape but the 8 year old torn vinal floor in the kitchen is definitely brining things down. With or without the refi I am completely confident in my ability to keep up with the payment of less then $100 per month but if we are able to refinance without the PMI this will save significantly more then what this loan would cost.

A credit bureau reported the following information about this borrower member on February 28, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,882.00	Public Records On File:	0
Revolving Line Utilization:	90.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 688168

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
688168	$6,000	$6,000	17.14%	1.00%	March 15, 2011	March 14, 2016	March 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 688168. Member loan 688168 was requested on February 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Johns Hopkins University	Debt-to-income ratio:	17.52%
Length of employment:	< 1 year	Location:	Baltimore, MD

Home town:
Current & past employers:	Johns Hopkins University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/28/11 > This loan will be used to pay down my credit card debt. Borrower added on 02/28/11 > I have never been late on any credit card or student loan payments. I am in a new job, but have been successfully employed for the past 4 years (since I graduated from college). Borrower added on 02/28/11 > My job is very stable.

A credit bureau reported the following information about this borrower member on February 28, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,534.00	Public Records On File:	0
Revolving Line Utilization:	33.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: What is your position (BRIEF job description) with employer? TWO: Is spouse, partner, or other income included in reported Gross Income Per Month? If not included, what is household's Gross $ Income Monthly? Or Gross $ Income Yearly? FYI: Person submitting application is income that established borrower's initial eligibility. Lending Club does NOT allow cosigners for promissory notes that are funded and issued. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 5-yrs? Or shorter term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Usually 300 loans listed, today 427 are listed; all won't 100 percent fund. When your listing expires, if loan is 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan MORE than 60 pct funded? (FYI: Partial, or 100 percent loans, APR is identical. Required employment, optional income, verified early help loans to quickly fund. Pace quickens when loan nears it's expiration. Best option is FLEXIBLITY. If Debt Consolidation, or CC REFI, more advantageous to accept 80, or 90 percent ($17K - $19K) fixed interest, term limited, partial loan and pay off your much higher APR interest debts. After 6-months making on time payments, you're automatically eligible to relist loan's unfunded $'s or list new loan purpose, $ amount. Partial loan reduces interest $'s paid on MAJORITY your more expensive debts; partial loan an financially favorable alternative option.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Thanks for the interest in financing my loan. To answer your questions, 1) I work in higher education at a top tier research university. I coordinate our universities recruitment plans for our minority students. 2) The income listed is only mine. My gross monthly income is around $4,000. My gross income yearly is $48,000. 3) I am planning on having the loan in active status for 3-4 years. 4) I would take a partial loan if that was necessary. The goal for the loan is too pay off credit card debt and 60%+ would help me to do that much faster! Hope to receive your help!

Member Payment Dependent Notes Series 688200

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
688200	$30,800	$30,800	17.88%	1.00%	March 15, 2011	March 14, 2016	March 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 688200. Member loan 688200 was requested on February 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Goldman Sachs	Debt-to-income ratio:	12.61%
Length of employment:	1 year	Location:	New York, NY

Home town:
Current & past employers:	Goldman Sachs
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 28, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,980.00	Public Records On File:	0
Revolving Line Utilization:	87.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. Thanks for posting your loan. Could please provide balances, APR, and minimum payments for each of the accounts you plan to consolidate? Moreover, given the large amount you will potentially borrow from the LC community, it would be great if you verified your income with the Lending Club (w2, pay-stubs, etc.) This information will help me gage whether your financial situation/cash flow will, in fact, be improved pursuant to this loan. Thanks in advance for your answers.	Hey, Below are my info on the accounts I wanted to consolidate. As for proof of income I am not sure what how to get you a copy of my w2. I will have to check with HR in my company. Citibank CheckPlus: $7,550.47 at 23.00 APR Citibank MasterCard: $21,199.26 at 17.99 APR

Member Payment Dependent Notes Series 688360

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
688360	$30,000	$20,875	16.40%	1.00%	March 16, 2011	March 14, 2016	March 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 688360. Member loan 688360 was requested on February 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	McPherson's Jewelry	Debt-to-income ratio:	18.05%
Length of employment:	10+ years	Location:	Las Vegas, NV

Home town:
Current & past employers:	McPherson's Jewelry
Education:

This borrower member posted the following loan description, which has not been verified:

Thank you for your consideration in funding my loan. I plan to use the funds to significantly pay down my revolving debt and purchase inventory for my newly relocated business until regular cash flow from the existing customer base is reestablished. As evidenced by my credit bureau, I have never had any type of late payments on any account. Throughout my past, I have often paid off my loans much earlier than required of me. This situation will be no different. Your investment will be put to good use.

A credit bureau reported the following information about this borrower member on February 28, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$55,577.00	Public Records On File:	0
Revolving Line Utilization:	83.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
HI, I'm interested in funding your loan, but I have a few questions first. 1) What do you do for McPherson's jewelry? 2) Your credit report is showing $55k in revolving debt? what happened? 3) Since this is a debt consolidation loan, please list your debts, interest rates, and the amount you pay every month. For instance CC1 $2000, 23.9% APR, $200/month I apologize in advance for the number of questions. We only see 14 metrics from your credit report (DTI, Credit score, info about credit lines, RCB, Payment history, etc.) and some basic information about you (location, salary, employer, rent/mortgage, etc.). Most lenders have very strict standards regarding who we lend to, your answers to these questions, will help us decide whether to fund your loan or not. There are hundreds of people on lending club looking for funding and some will go home empty handed. Thanks in advance for answering my questions. Sincerely, -LL Herndon, VA	Thank you for your interest in funding my loan. It is greatly appreciated. As for your questions... I worked in the family business since I was 14 years old. However, I have run the store for the last ten years. I was responsible for 80% of the annual $500,000+ sales revenue. I was also responsible for almost every aspect of our business - receivables, payables, payroll, tax preparation, buying, selling, merchandising, staffing, training, advertising, and marketing. We closed the "brick and mortar" location at the end of 2010 to allow my father to retire. I have since reopened the business out-of-state, under the same name. I am now co-owner, and will conduct business with our existing and new customers via internet/website commerce, private showings, and appointment only requests. The recent $55K in revolving debt came primary from two places. First of all, moving expenses (including physical transportation of belongings, and large security deposits for my new residence) and other business related expenses (storage and insurance on remaining inventory, etc.). Secondly, my daughter began attending an expensive private university last fall, and I used my credit cards to pay her tuition payments. I didn't want to take out any of the long term educational loans available, because the need was only short term. My three main debts are: CC1 $20,400, 14.99%, $300/mo. CC2 $19,600, 13.00%, $360. CC3 $15,000, 19.99%, $415/mo. As stated in my details to investors, I plan to use a large part of the funds to pay down my revolving debt, and the remaining part to purchase inventory until regular cashflow is reestablished. There is no cost associated with selling the remaining inventory as it was all previously paid for. New sales will primarily consist of special orders, so the only cost incurred will be to purchase the new inventory for immediate sale. I don't plan on acquiring any inventory for stock purposes. I am now located in Nevada. I have obtained my business license and sales tax permit here. I am a member of a registered partnership (with my father as a silent partner, purely to preserve continuity with our industry associations and vendors), so I am self-employed. My salary will be a minimum of $100,000 in the next 12 months, which will increase as regular sales resume. I pay $3300/month on my condo through November 30, 2011. At which time I will have determined where in the city I would like to live permanently. Thank you again for your interest in my loan. Please feel free to contact me should you have any additional questions, as I would be happy to answer them. With warmest regards~ Ms. McPherson
Please list the balances, APRs, and monthly payments on teh debt you intend to consolidate with this loan. thanks!	I would love to answer your question! However, an investor asked me this question previously. I answered them promptly and in detail. The next morning, I was called by Lending Club and told I could not provide that much detail to investors. They insisted that they provide all necessary information to you, and my published answer to the question was then deleted. If Lending Club could somehow notify me that I CAN answer your question, I would be more than happy to supply you with the information you requested. Thank you so much for your interest in funding my loan, as it is greatly appreciated.
Hi there, Could you 1)explain what methods you are employing to limit accumulation of unsecured debt in the future? 2)list balances and APR you are refinancing vs the amount used for inventory 3)provide an estimate for the repayment period Thanks, Jason	Thank you so much for your interest in funding my loan! I would LOVE to answer your question. However, an investor asked me an almost identical question last week. I answered immediately and in great detail. Lending Club called me the next morning, insisted that I cannot disclose such details, and that they provide investors with all of the necessary information. My published answer was then deleted. If Lending Club could somehow indicate to me that I CAN answer, I would be more than happy to provide you with that information. Please understand, I just don't want to violate their "rules" again and have my listing removed. Again, I thank you for investing in my loan, as it is greatly appreciated. The funds are vital to building and insuring my financial future.
Since this is a debt consolidation loan, please detail each line of credit you have, the amount you owe, the interest rate, and the amount you pay monthly. Indicate which will and which will not be payed off using this loan.	Thank you for your interest in funding my loan! I would love to answer your questions. However, an investor asked me similar questions last week. I answered immediately and in detail. The next morning, Lending Club called me to explain that I was not allowed to give out such details, and that they provide all necessary information to investors. They then deleted my published response. Please understand, I would be more than happy to provide you with the information you requested, but I don't want to be in violation of their "rules" again. If they could notify me that I have permission to answer, I will promptly do so. Again, I thank you for funding my loan, as it will help tremendously to solidify my financial future.
Since this is a debt consolidation loan, please list all of the debts you currently have. For each one detail the amount owed, interest rate, and amount you currently pay monthly. Also, indicate which ones you will be and which ones you will not be paying off using this loan.	Thank you for your interest in funding my loan! I would love to answer your question. However, an investor asked me that question last week. I answered immediately and in detail. Lending Club called me the next morning and told me that I could not provide that much detail, because they provide investors with all of the necessary information. My published response was then deleted. Please understand, I would be happy to provide you with the information you requested, but I do not want to be in violation of their "rules" again. If they will allow me to answer, I will do so promptly. Again, I thank you for funding my loan, as it will be incredibly instrumental is helping me to solidify my financial future.
1.What is your NET monthly income? 2.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 3.Please list your loan amounts & interest rates that you will be paying off. 4.Are you the sole wage earner? Thanks.	Thank you for your interest in funding my loan. I would love to answer your questions. However, an investor asked me similar questions last week. I answered immediately and in detail. Lending Club called me the next morning and told me I could not provide such details. They said they provide all necessary information to the investors. They then deleted my published response. Please understand, I don't want to jeopardize my loan by violating their "rules". If they give me permission to answer your questions, I will do so promptly. I hope this won't be too much information for Lending Club, but I can tell you that I have no mortgage payment, my cars are both paid for, my only daughter attends a university out of state, and I have no other loans out (other than a student loan of my own). Again, I appreciate your consideration, as these funds will help immensely to solidify my financial future.

Member Payment Dependent Notes Series 688415

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
688415	$20,000	$12,525	17.14%	1.00%	March 16, 2011	March 14, 2016	March 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 688415. Member loan 688415 was requested on February 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,667 / month
Current employer:	Health Technologies	Debt-to-income ratio:	10.91%
Length of employment:	4 years	Location:	dupo, IL

Home town:
Current & past employers:	Health Technologies
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/14/11 > Using loan to payoff balance on mortgage at closing

A credit bureau reported the following information about this borrower member on February 14, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1992	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,053.00	Public Records On File:	1
Revolving Line Utilization:	9.60%	Months Since Last Record:	113
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
With this loan, are you paying off the balance of a mortgage created by a short sale of your property? If so, why are you selling this property?	This is not a short sale. I am selling the property at market value which is less than the payoff. I do not qualify for a short sale and have good credit. In order to maintain good financial standing, I have not choice than to take the balance due to closing. The current balance due on the mortgage is 144809.35 and the property is listed at 119,000. The listing price reflects the compariables in the area. I am spliting the balance due at closing with my ex-husband.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Total mortgage loan balance: $144,809.35 as of 2/2/2011 Current market value based on 3 nearest compariables according to Centry 21 Real Estate Agent: $116, 000

Member Payment Dependent Notes Series 688547

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
688547	$7,000	$7,000	5.79%	1.00%	March 9, 2011	March 18, 2014	March 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 688547. Member loan 688547 was requested on March 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,482 / month
Current employer:	Carroll County Schools	Debt-to-income ratio:	13.50%
Length of employment:	5 years	Location:	Austell, GA

Home town:
Current & past employers:	Carroll County Schools
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 1, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,934.00	Public Records On File:	0
Revolving Line Utilization:	26.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a consolidation loan, please provide the Balances and APRs of the debts you are consolidating? To make that task easier, you can go to: https://www.readyforzero.com/snapshot to create a verified report of your credit cards that does not include your name or personal information, by enabling the "Public Snapshot" feature and pasting the provided URL in your answer. Thank you in advance.	6198.40 at 14%
Hi. What is the source of this debt? Credit cards, personal loan, or something else? Thank you.	Auto loan
Hi there, A few questions: 1. Starting with your gross income per month , can you tell us what is NET income (e.g. after tax and 401K etc) and then list your major expenses so that we are comfortable that you can pay this loan off? It should include your rent, other payments on debt, credit cards, etc. 2. Please list all debts (incl. credit card, besides auto loan), interest rates, amount outstanding, and the amount you pay monthly. I look forward to helping you out. Thx!	Net: 2250 rent 475 student loan 119 credit card 1230 0% interest until jan 2013 credit card 130 0% until may 2011 I also have an emergency fund started

Member Payment Dependent Notes Series 688588

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
688588	$6,700	$6,700	13.43%	1.00%	March 9, 2011	March 15, 2016	March 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 688588. Member loan 688588 was requested on March 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,542 / month
Current employer:	Massachusetts department of transportati	Debt-to-income ratio:	16.07%
Length of employment:	1 year	Location:	dartmouth, MA

Home town:
Current & past employers:	Massachusetts department of transportati
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 1, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,064.00	Public Records On File:	0
Revolving Line Utilization:	16.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: What is your position (BRIEF job description) with employer? TWO: Is spouse, partner, or other income included in reported Gross Income Per Month? If not included, what is household's Gross $ Income Monthly? Or Gross $ Income Yearly? FYI: Person submitting application is income that established borrower's initial eligibility. Lending Club does NOT allow cosigners for promissory notes that are funded and issued. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 5-yrs? Or shorter term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Usually 300 loans listed, today 427 are listed; all won't 100 percent fund. When your listing expires, if loan is 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan MORE than 60 pct funded? (FYI: Partial, or 100 percent loans, APR is identical. Required employment, optional income, verified early help loans to quickly fund. Pace quickens when loan nears it's expiration. Best option is FLEXIBLITY. If Debt Consolidation, or CC REFI, more advantageous to accept 80, or 90 percent ($14K - $15K) fixed interest, term limited, partial loan and pay off your much higher APR interest debts. After 6-months making on time payments, you're automatically eligible to relist loan's unfunded $'s or list new loan purpose, $ amount. Partial loan reduces interest $'s paid on MAJORITY your more expensive debts; partial loan an financially favorable alternative option.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	ONE: I am a civil engineer 1 at the MassDOT. I am a state employee. TWO: My partner's income was not included in my gross monthly income because she is not my spouse.. (yet). THREE: I am planning on prepaying the loan within 2 years, however I am comfortable keeping the term at 5. FOUR: As for an at least 60 pct funded loan, yes I would be interested. I would also be interested in re-listing the unfunded amount after 6 months of good repayment. I hope I have answered your questions to your satisfaction.
Hi I am interested in funding part of your loan. Please be as specific as you can in answering the following questions so I can get comfortable with your ability to pay the loan off. CREDIT CARDS : If this is a credit card or loan consolidation loan, could you tell me what the balances are on your credit card and what is the current APR? How did you build up such a high balance on your card? HOME OWNERSHIP As well, IF you own a house what is : The value right now (use Zillow if needed) What is your mortgage amount, interest rate, and monthly payment? Is there a line of credit attached as well and if so what is its balance and rate? If you rent what is your rent? CAPITAL LOAN: If you are using the loan to work on the house or buy a car please explain what you are going to do. PAYMENT ABILITY: Starting with your gross income per month , can you tell us what is NET income and then list your major expenses so that we are comfortable that you can pay this loan off? Thanks and we look forward to helping you out! Cheers Joe	Hello, thanks for your interest. This debt originated from a college tuition balance that has remained unpaid and is now in the hands of a collection agency. At the time of attendance, I did not have the proper resources to qualify for assistance. I may no longer qualify for school loans because I may not return to school until this debt has been paid. This was how the situation was created. Payment ability: gross 1900/mo income. Major expenses: 350 rent, 70 utilities, 96 car insurance, 233 existing school loans, 90 phone, 200 groceries (per month), 20 gym membership, 15 credit monitoring, 40 retail credit card (less than 300 balance). That would leave me with a net of 775. Assume that my monthly "personal expenses" are 200 leaving me with a net of at least 500. In addition, I also receive 300/month assistance from my parents to offset my current school loans. I have found them to be more reliable to transfer me money rather than be responsible to pay those loans on time. But this fact may be omitted from the hard numbers. As you can see my expenses are limited, repeating, and manageable. Please let me know of any other questions.
Can you list the debts (amounts) you are carrying and not just the ones you would like to consolidate?	I have a car payment of 343/mth and a bed payment of 212/mth. All previous credit card debts have been recently paid off. The bed is paid of 6/1/11 and I have 4 more yrs left on the car.
Where did you work prior to the Massachusetts department of transportation?	I worked for the Fairhaven public school system as a substitute teacher.

Member Payment Dependent Notes Series 688659

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
688659	$22,000	$22,000	14.17%	1.00%	March 11, 2011	March 15, 2016	March 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 688659. Member loan 688659 was requested on March 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,753 / month
Current employer:	First Bethany Bank & Trust	Debt-to-income ratio:	20.52%
Length of employment:	5 years	Location:	Oklahoma City, OK

Home town:
Current & past employers:	First Bethany Bank & Trust
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/01/11 > Due to recent and long term emergencies with my home, car, divorce and illness of my Mother (cancer). I used my credit cards to play catch up on alot of bills, etc. I would like to play down my credit cards, so that I can start to save money and budget. Borrower added on 03/02/11 > I have been in the mortgage lending or commercial lending business for over 20 years and currently I work in a small community bank. This bank in one of the few last year that was profitable in the state or the country. We did not participate in any sub-prime lending and I foresee working with them until I retire. Borrower added on 03/02/11 > I have been in the mortgage lending or commercial real estate business for over 20 years. I work for a small community bank that was extrememly profitable last year and beyond. We did not get into any of the sub-prime lending, which resulted in a record year; as well as more customer's moving from the big bank to us. I foresee myself working for this bank until I retire. Borrower added on 03/02/11 > I believe in paying it forward and would like to invest in your company once I get back on my feet. Since I have worked in the banking community most of my life and grew up with parents in the industry I know the importence of paying your bills on time, which I have. I am currently not behind in any bills, but I worry that if something were to happen to myself or my Mom that I would get behind. I continued to work hard and may my monthly obligations and if need be I will get additional employment to pay this and/or other bills off faster. Borrower added on 03/08/11 > My annual income last year was $45,034.08. This was submitted to you last week via e-mail request. YTD (as off 03/04/11) my gross income is $11,707.51 and my net is 8,675.40. Borrower added on 03/08/11 > I was asked what the 30 day charge was about 48 months ago and it was because I was out of town for a business trip for 3 weeks and failed to get this payment in on time. But as you see the rest of the bills where paid on time and this plus all my other debts have been paid on time ever since.

A credit bureau reported the following information about this borrower member on March 1, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	48
Revolving Credit Balance:	$16,739.00	Public Records On File:	0
Revolving Line Utilization:	40.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The total balance of my Mortgage is $122,553.59 and I have a small HELOC in the amount of $8,360.26. This was to put a new roof on my home. The county assesed value of my home is $147,135.00. It appraised for $157,000.00 in August 21st, 2007.
Please answer BOTH the following Q's: 1- LC says your revolv. cred bal is 16K , yet you request loan of 22K. Please explain difference. 2. For EACH debt you plan to pay off with this LC loan, please provide the Lendor [eg Chase], the Amount [e.g. $10K], IMPORTANTLY the Rage [e.g., 9.9%]., the min mo p[aymt. HTanks	Actually, I requested a loan for more than $22,00.00. I originally asked for $29,000.00 to pay off all my credit card debt and have one monthly payment. My credit card balances are as follows (per my monthly statements): Target (Visa) $1,126.23 at 20.24% with a min. payment of $29.00; Chase (Mastercard) $12,651.75 at 13.24% with a min. payment of $254.00; Capitol One (Visa) $11,272.03 at 17.90% with a min payment of $285.00; Discover Card (Sams) $1,29.64 at 22.15% with a min payment of $32.00; Citi Card Mastercard (American Airlines) $1,744.11 at 25.99% with a min payment of $51.65. Total is $28,073.76.
Please list the balances, APRs, and monthly payments on the debt you intend to consolidate with this loan. thanks!	Actually, I requested a loan for more than $22,00.00. I originally asked for $29,000.00 to pay off all my credit card debt and have one monthly payment. My credit card balances are as follows (per my monthly statements): Target (Visa) $1,126.23 at 20.24% with a min. payment of $29.00; Chase (Mastercard) $12,651.75 at 13.24% with a min. payment of $254.00; Capitol One (Visa) $11,272.03 at 17.90% with a min payment of $285.00; Discover Card (Sams) $1,29.64 at 22.15% with a min payment of $32.00; Citi Card Mastercard (American Airlines) $1,744.11 at 25.99% with a min payment of $51.65. Total is $28,073.76.
Could you list balances and APRs of the debt you wish to refi? Thanks :)	Actually, I requested a loan for more than $22,00.00. I originally asked for $29,000.00 to pay off all my credit card debt and have one monthly payment. My credit card balances are as follows (per my monthly statements): Target (Visa) $1,126.23 at 20.24% with a min. payment of $29.00; Chase (Mastercard) $12,651.75 at 13.24% with a min. payment of $254.00; Capitol One (Visa) $11,272.03 at 17.90% with a min payment of $285.00; Discover Card (Sams) $1,29.64 at 22.15% with a min payment of $32.00; Citi Card Mastercard (American Airlines) $1,744.11 at 25.99% with a min payment of $51.65. Total is $28,073.76.
Please list the amounts and %interest on your credit card debts...TIM	I plan to pay as much as I can on these two credit cards.Chase (Mastercard) $12,651.75 at 13.24% with a min. payment of $254.00; Capitol One (Visa) $11,272.03 at 17.90% with a min payment of $285.00. And the difference of $1,923.78, plus the other balances I plan to pay by selling some things, having a garage sale and getting a parttime job.
Pls answer all 3 Q's. 1- For EACH debt you plan to pay off with this LC loan, please provide the Lender [eg, chase], the Amount [eg, $5,500], IMPORTANTLY THE RATE [eg, 9.99%], and the Min Mo Payment [e.g., $75]. PLEASE DO NOT OMIT THE RATE. PLEASE ONLY LIST THE ONES YOU PLAN TO PAY OFF WITH THIS LOAN. Thanks. 2- What was DELINQUENCY 48 mo ago? 3- I am sorry to hear about your mom's illness, and concerned it may continue to cause you financial strain that will impair your ability to pay this loan -- please forgive me for asking a sensitive Q, but has she succumbed to her illness and, if not, how will you handle her medical expenses moving forward? Thanks, and sorry for the sensitive Q.	I plan to pay as much as I can on these two credit cards.Chase (Mastercard) $12,651.75 at 13.24% with a min. payment of $254.00; Capitol One (Visa) $11,272.03 at 17.90% with a min payment of $285.00. And the difference of $1,923.78, plus the other balances I plan to pay by selling some things, having a garage sale and getting a parttime job. My Mother is doing well, she is cancer free, but in the middle of her radiation treatments she suffered a stroke. She lives with me and we do well...I've continued to keep everything up to date and currents. With what little income she get, ssi, she helps with some of the bills. Would suggest another alternative to my situation? Bankruptcy? I'm only asking to see if this not the best option for me? I really don't want to do that, because I don't want to ruin my credit. Please Advise.
Thanks for your answers. Clarification needed, please, as follows: 1- You have been asked for the details [incl Lender, Amount, Rate, Payment] of your current debts that YOU PLAN TO PAY OFF WITH THIS LOAN, but instead each time have copied and paster ALL your current CC debts. Again, please give the details of the ones you plan to pay off with the $22K from this loan. 2- You helpfully provided details [divorce, family illness, etc.] of the circumstances that got you to a point where your CC debt equals or exceeds your ANNUAL after-tax income. Please clarify which of these past expense-generated circumstances are continuing moving forward and which are not. 3- Please provide your monthly expenses, being sure to include anticipated expenses relating to divorce [alimonly, child support, lawyer fees, etc.], family medical bills, etc, and be sure to include annual/semiannual expenses like car insurance, etc prorated monthly. Thanks,	I plan to pay as much as I can on these two credit cards.Chase (Mastercard) $12,651.75 at 13.24% with a min. payment of $254.00; Capitol One (Visa) $11,272.03 at 17.90% with a min payment of $285.00. And the difference of $1,923.78, plus the other balances I plan to pay by selling some things, having a garage sale and getting a parttime job. Well I've been divorced for 14 years and he left me with major cc debit, which I paid and finally got paid when my Mother got sick. She has excellant insurance and it has paid, but there where some things it didn't cover at the time, like medications. I places those on my cc. I didn't what my Mom to worry about anything as she was going through this sickness, so I took care of it! I've had things happen to my 1997 (paid for) vehicle, needed to fix transmission, serpintine belts, crack heads, new tires and that went on my cc. I needed get this fix so that I can go to work and it is cheaper than buying a new vehicle. Had to replace a heating and air unit in my home and once they got into it, mold was discovered and so that needed to be taken care of as well....my mother could not be in a home where there was not heat, air or mold. It has been a comedy of errors for the past 7 years, but I've managed and now I'm asking for help!
I will be happy to invest and help you out. Please keep in mind that it is everyday people that are helping you and not a big bank that will just be bailed out with a corrupt system. Help us help you and please do not default. Cheers and goodluck with your loan!	Thank you for your support! I hope that one day I can return the favor. All I want is to not worry anymore about bills and money and my Mom. I've also been looking into local classes regarding the Dave Ramsey method...this might possibly help me with the rest of the remaining debt.
Thanks for complete answer, F/U Q: You have so much debt at rate HIGHER than this LC loan, why do you want to prioritize paying off the Chase which is at a lower rate, instead of all of your loans that are higher rates and then use rest for the Chase? I am also concerned that, if you pay off the Chase, then you will be tempted to run up more debt on it that you can't afford to pay, due to feeling liike you do "not worry anymore about bills and money and my Mom." Feeling like you don't have to worry about bills is DANGEROUS! Finally, in addition to the Q above, a comment. "Classes" about how to make money, save money, etc are great if they are FREE. There's plenty of free info on the web about staying out of debt. The hard thing is to implement it.	I understand your question about staying out of debt, but believe me!!!!!! I want to be able to pay this loan off and all my others and start on the right track again. I also was thinking along the same lines as you....to payoff all the higher rate credit cards and then use the rest for Chase, but I hit the "submit" button before I could make additonal statements and didn't know how to get back in and submit the additional information. Also I would like to point out that I've shredded my Chase and Capital One cards quite a long time ago. I didn't mean that I would never have to worry, I just mean that I wouldn't have to worry as much! I agree with you regarding paying off the higher interest cards first. As far as the classes go, no I go not intend on paying for them and yes, it is hard to implement, but don't you think every day life is hard?
I like your answers & your attitude, I will invest in your loan.	Thank you SO much!!!! I promise I will try and make you all proud of me!!!!!
Can I suggest an alternate payment plan? If you're making the 651 now and continue to pay this amount, you can eliminate your debt, if you don't add to it, in 3-5 years. Keep $1000 in reserve from LC. Payoff the highest rates with the lowest balances, Citi, Discover, Target and Capital One. Revel in the great feeling having zero balances gives you. Really bask in it and congratulate yourself. You deserve it! Take the remaining ~4000 and apply to Chase. That will eliminate payments on 4 cards and bring the minimum payment down on Chase. 13% is a decent rate. Cut up cards, keep them open. This preserves your outstanding credit rating. For the 1st 6 months or so, your payments on LC and Chase will be a bit higher. Use the $1000 to make up the difference. Chip away at your Chase balance by keeping your payment at least 150, the minimum will decrease giving you some breathing room. This is the quickest way to rid yourself of revolving debt. I'm investing in you. Good luck!	Thank you!!!! I decided yesterday to payoff the higher interest rate cards and put the rest toward Chase, but never thought of keeping $1,000.00 in reserve.....but not quite sure what you mean by making up the difference???? Please explain, a little lost or brain dead from the day.

Member Payment Dependent Notes Series 688695

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
688695	$35,000	$35,000	13.06%	1.00%	March 10, 2011	March 15, 2014	March 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 688695. Member loan 688695 was requested on March 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	AutoVIrt	Debt-to-income ratio:	21.04%
Length of employment:	2 years	Location:	Nashua, NH

Home town:
Current & past employers:	AutoVIrt
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/01/11 > I was laid off for 9 months and needed to use my credit cards to pay my mortgage. I am now employed again, but the interest rate and minimum payments due on the card are FAR MORE than what this loan would be. I am excited about getting my head back above the water. Thank you so much for considering funding this loan. Borrower added on 03/02/11 > Sorry just to add, have been working again for two years, I reread this and it looks like I just got a new job.

A credit bureau reported the following information about this borrower member on March 1, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,356.00	Public Records On File:	0
Revolving Line Utilization:	53.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you briefly describe what you do for work now? Also your credit report is showing about $31k in debt, could you explain why you're requesting $35k? Thanks.	I am an account manager for a small start up. I am the only sales rep for them currently. I just got an increase in my base salary! We are currently working on some really big realtionships with some of the biggest storage vendors in the industry. After the fee's for the Lending Club, the amount was just over 33K. If I add up everything all told for outstanding balances I am just over 33K. I can't make a dent with the balances spread out over so many cards and the monthly minimums being so high. Thank you so much for your questions and consideration.
Please describe your monthly budget by category (sources of income, housing, food, etc...). Do you use financial software like Mint.com? Do you have a fallback plan to continue making payments if unexpected expenses or loss of income occur (401k loan, family member help, ability to take on housemate / renter) - Monthly Payment: $1,180.31 (36)	I actually use Quicken to manage my budget. I do have an IRA and could also do a 401K loan to bridge the gap if an unexpected loss of income or unexpedted expenses do arise. My parents have the ability to also help me financially for short term situations. As a final alternative I could also get a roommate to assist. I have never once been even 30 days late on any of my credit card payments since I was 18. I just can't get ahead of the minimum payments on my Capital One account, I don't make a dent in the balance even paying more than the minimum. They will not reduce my interest rate, so I figured I would try here and let REAL people get the interest as opposed to a big credit card company.

Member Payment Dependent Notes Series 688740

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
688740	$24,000	$24,000	19.74%	1.00%	March 15, 2011	March 15, 2016	March 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 688740. Member loan 688740 was requested on March 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,405 / month
Current employer:	OCLC	Debt-to-income ratio:	24.83%
Length of employment:	10+ years	Location:	Grove City, OH

Home town:
Current & past employers:	OCLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/01/11 > In the procerss of selling my home. I need this extra cash to pay off second mortgage and/or to pay for realtor fees. This will free up monies upon sale of home for me to purchase another home (downsizing homes).

A credit bureau reported the following information about this borrower member on March 1, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,368.00	Public Records On File:	0
Revolving Line Utilization:	62.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am excited to help fund your loan. I will do so once you complete the process of verifying your income with Lending Club (support@lendingclub.com). Thanks!	Thank you -- income documents were sent and verified by Lending Club staff.
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: What is employer OCLC? and Your position? (BRIEF job description) TWO: Is spouse, other (fiancee, partner) income included in the reported Gross $ Income Per Month? If not included what is household's Gross $ Income Month? Or Gross $ Income Year? FYI: Borrower submitting application is income establishing the loan initial eligibility. Lending Club does NOT allow optional loan cosigners; only actual borrower of record income qualifies; determines if after loan funded, promissory note is issued; but another's optional income may be relied upon to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 5-yrs? Or shorter term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Usually 300 loans listed, today 427 are listed; all won't 100 percent fund. When your listing expires, if loan is 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (FYI: Partial, or 100 percent loans, APR is identical. Required employment, optional income, verified early helps loan quickly fund. Pace quickens when the loan nears it's expiration. Best option is FLEXIBLITY because AON (All-OR-NONE) borrower demands are rarely successful. Advantageous to accept an 80, or 90 percent ($20 - $24K) fixed interest, term limited, partial loan because after 6-months on time payments, automatically eligible to relist loan's unfunded $'s or list new loan purpose, $ amount.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Answer 1: OCLC is a company that provides library services to libraries (academics and publics). These includes reference, interlibrary loan, and cataloging services. I am a manager managing a group of technical professionals. Answer 2: My spouses income in not included in the gross monthy income - his income would add an additional 4000 to the monthly grosss income amount. Answer 3: I will accept a lower amount; paying off the loan is less than 5 years is my prefered goal.

Member Payment Dependent Notes Series 688792

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
688792	$14,000	$14,000	15.65%	1.00%	March 15, 2011	March 15, 2016	March 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 688792. Member loan 688792 was requested on March 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Dallas I.S.D	Debt-to-income ratio:	14.94%
Length of employment:	10+ years	Location:	grand prairie, TX

Home town:
Current & past employers:	Dallas I.S.D
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/01/11 > I plan to buy a limo.. I make my payment on time and i am not in default. I have no car payment my mortagage is 950 amonth. I make 60000 a year have been on my property for 14 years never missed a payment. I have work for dallas I.S.D for 16 years and I am pretty secure. Borrower added on 03/07/11 > The limo I am trying to buy is a 2005 monte carlo

A credit bureau reported the following information about this borrower member on March 1, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	78
Revolving Credit Balance:	$22,446.00	Public Records On File:	0
Revolving Line Utilization:	83.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I owe 72000 and the value of my home is 126000
Please give details of the business.	I am starting my own limo service

Member Payment Dependent Notes Series 688799

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
688799	$19,000	$19,000	17.14%	1.00%	March 16, 2011	March 16, 2016	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 688799. Member loan 688799 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	cheesecake factory	Debt-to-income ratio:	23.26%
Length of employment:	< 1 year	Location:	STATEN ISLAND, NY

Home town:
Current & past employers:	cheesecake factory
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 2, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,658.00	Public Records On File:	0
Revolving Line Utilization:	81.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
For EACH debt you plan to pay off with this LC loan, please provide the Lender [eg Chase], the Amount [e.g. $10K], IMPORTANTLY the Rate [e.g., 9.9%]., the min mo paymt. Thanks	chase 5300 rate 16% min 156. bank of america 5000 14% minimum 114. amex 17% 7700 minimum168.
Why does paying off 5K of 14% debt with new >17% debt make sense to you? ["Just one bill each month" doesnt impress -- it's just one box to check on your bill pay...]	All the cards are being cancelled when I pay them off. I can't add debt to this loan but the credit crads I can

Member Payment Dependent Notes Series 688840

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
688840	$18,000	$18,000	13.43%	1.00%	March 10, 2011	March 15, 2016	March 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 688840. Member loan 688840 was requested on March 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,174 / month
Current employer:	Craftsmen Industries	Debt-to-income ratio:	13.30%
Length of employment:	10+ years	Location:	St. Peters, MO

Home town:
Current & past employers:	Craftsmen Industries
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/01/11 > Funds to be used as start-up costs in opening an indoor/outdoor "dog day camp", that my wife and I will be running. My history is as follows: 4 years with the U.S. Air Force, where I was trained in graphic design. I have been consistently employed as a graphic designer since exiting the Air Force in 1996. I have been with my current company (full time) since March 2001. My wife is also employed at a local dog boarding kennel since March 2008 as the manager. Her experience in animal care began in 1996, at a local veterinary hospital where she spent the next 9 years. Her exit from this location was amicable one, as she was offered to help another doctor open his 2 new practices. This took approximately 2 years, from there she was offered yet another venture of opening the kennel of a National pet store chain. After several years of working overtime for others in order to run their business's, we decided that she could have been working this hard to open her very own place. We are grateful for all the experience she has had in the blood, sweat and tears of opening a new business but we are ready to sweat for ourselves. I have no plans to leave my current full time job anytime in the near future, and my wife will be working at her current job, up until it is no longer humanly possible after opening our own location. This was not decided quickly or lightly, especially in these economic times. Thankfully, we remain employed and are able to pay our bills and mortgage on time. We've spent the past 8 months reading, researching and questioning other business owners in our area and have received excellent advice and feedback on our "dream" and we are ready to put her experience in the pet care industry to use. Please feel free to ask us any questions and thank you ahead of time for looking and considering!

A credit bureau reported the following information about this borrower member on March 1, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,154.00	Public Records On File:	0
Revolving Line Utilization:	48.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	We have one mortgage, owing $219,024. No HELOC or equity line. Zillow lists the home @ $268,000. Thank for considering us!
Hello! First of all, I want to wish you the best of luck with your dog day camp--I'm actually from close to St. Peters (St. Charles) myself, so maybe I'll see some of your satisfied customers! If you do mind, I do have some questions, though. What is your net monthly income? How much do you have in terms of liquid savings/investments? Could you list your monthly expenses by type & amount (mortgage/rent, car, other existing debt, utilities, insurance, phone, internet, food, gym, childcare costs)? What sort of expenses do you plan on applying this loan to? Do you have any idea when this business will begin to be profitable as well as how much you can expect to make from it? Will said profits replace your wife's paycheck? Since you chose to get a 5 year loan, how long do you expect to take to pay off the loan? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Thank you again for your help, and I look forward to funding your loan. Best of luck with your business!	Very small world! Cliche', but true. We appreciate your inquiry and hope the following will be of help in your consideration. Net montly income combined: $5300. Liquid/investments: $4500 savings, $36,500 vested in 401. Untapped business reserve line attached to checking of $5000. Mortgage: $1491. Utilities: (to include phone, internet, groceries etc) $1141. Credit cards: (includes cap 1 health account which was cheaper than making payments to hospitals) payments each month totaling $475. Use of funds: Licensing (county kennel lic, dep of agriculture animal care lic, business/occupancy lic) Legal fee's: LLC, filing fees, professional review of any lease agreements. Leasing will require deposit, generally first and last months rent. Utility deposits (if not already on). Office necessities such as phones/fax & kennel software. Refrigerator (for storing perishable foods and/or pets' medications). Washer/dryer. Initial grooming set up, as we will have a full time groomer. The set up averages $2500-$3000, respectively. The groomer will be commission based, she has provided her statements for the past 3 years where she averages $35,000 yr @ 60% commission. Being that we will be in the general area of her current locale, she will bring her clientele, where her grooming history alone could provide an additional $1,100 of rev per mos. Our goal to start, is to have at least 7 "campers" per day @ $20 per day x 6 days, totaling $3300 per mos plus grooming com. @$1100 totaling approx $4460 per mos. Less lease/rent/insurance/utilities + approx $1200 per mos. remaining. After "stalking" other facilities in and around our area at different times of the year, we have noted an average of 12-15 campers per day at these facilities. An advantage to us is that very few, have any kind mentionable indoor play areas to accommodate these pets during inclement weather. What "indoor" areas we did tour, were horribly inadequate for proper exercise and even ventilation. Advertising: In the pet care industry, we have found that utilizing adds such as participating in our local "Welcome Wagon packets, targeting new home owners in and around the area can be money well spent. Interactive websites and social networking are essential as well. Networking with local animal hospitals and rescue groups is imperative to businesses such as Day Care and/or Boarding kennels, pet sitters etc. We hope this information will help you make your decision, one way or the other;). Thank you ahead of time, for even considering us!
Hello borrower, I am very interested in financing your loan. However can you answer these questions: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate NUMBER years please?) (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, will you accept partial loan? (5) Do you currently own or rent your home? If you own and have a mortgage, what is the total balance of the mortgage loans and any HELOC you owe on your home? Also, what is the current market value of your home if you have own or have a mortgage? (use zillow.com if unsure) (6) This is the last and MOST important part of me funding your loan. Can you verify your income with lending club? I want to fund your loan but verifying your income is necessary. Your loan will attract many more investors if you verify your income with Lending Club. You can contact Lending Club by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income and you might need to hint to the credit review staff member that you WANT to verify your income PROACTIVELY. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of 100% funding. Answering ALL these questions is a vital part of me funding your loan as I am emailed back when you answer these questions and I am able to keep track of individuals who take an active approach to getting his/her loan funded. Also, answering these questions will give other investors confidence to invest in your loan as they are more informed. Thank you for your time.	Job des: Art Director in Graphics Dept 10+ yrs. Spouses income was not included in Gross income per mos, Net combined=$5300 per mos. Realistic amount of time to repay loan-4-5 years. I will be able to except approx 90% funding @expiration of listing. I own my home with a mortgage owing 219,000, Zillow lists the home @ 268,000. There is no second mortgage or HELOC. The LC credit review team contacted me last week to verify my income, all items of their request was sent to them. The account shows and displays my income as "Verified" as of 3/4/11, respectively. Thank you for your interest in this loan
I will be happy to invest and help you out. Please keep in mind that it is everyday people that are helping you and not a big bank that will just be bailed out with a corrupt system. Help us help you and please do not default. Cheers and goodluck with your loan!	This is exactly why I came here first, real people taking the time, interest, and most of all a chance on an everyday person like my self. Many thanks for your time and contribution!

Member Payment Dependent Notes Series 688964

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
688964	$30,000	$30,000	18.25%	1.00%	March 15, 2011	March 15, 2016	March 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 688964. Member loan 688964 was requested on March 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,375 / month
Current employer:	nyc deparment of correction	Debt-to-income ratio:	10.03%
Length of employment:	8 years	Location:	westbury, NY

Home town:
Current & past employers:	nyc deparment of correction
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/02/11 > i plan to use the funds to consolidate bills. i pay my bills on time with a monthly budget of $4800.00. i work for the new york city department of correction and i believe this job is very stable.

A credit bureau reported the following information about this borrower member on March 1, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,708.00	Public Records On File:	1
Revolving Line Utilization:	53.20%	Months Since Last Record:	110
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: What is your position (BRIEF job description) with employer? TWO: Is spouse, partner, or other income included in reported Gross Income Per Month? If not included, what is household's Gross $ Income Monthly? Or Gross $ Income Yearly? FYI: Person submitting application is income that established borrower's initial eligibility. Lending Club does NOT allow cosigners for promissory notes that are funded and issued. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 5-yrs? Or shorter term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Usually 300 loans listed, today 427 are listed; all won't 100 percent fund. When your listing expires, if loan is 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan MORE than 60 pct funded? (FYI: Partial, or 100 percent loans, APR is identical. Required employment, optional income, verified early help loans to quickly fund. Pace quickens when loan nears it's expiration. Best option is FLEXIBLITY. If Debt Consolidation, or CC REFI, more advantageous to accept 80, or 90 percent ($24K - $27K) fixed interest, term limited, partial loan and pay off your much higher APR interest debts. After 6-months making on time payments, you're automatically eligible to relist loan's unfunded $'s or list new loan purpose, $ amount. Partial loan reduces interest $'s paid on MAJORITY your more expensive debts; partial loan an financially favorable alternative option.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Type your answer here. I AM A NEW YORK CITY CORRECTION OFFICER WITH THE NEW YORK CITY DEPARTMENT OF CORRECTION. THERE IS NO OTHER INCOME INCLUDED. IT WOULD BE FULL TERM OF 5 YEARS. I COULD NOT ACCEPT ANYTHING LESS THAN 90 PERCENT.
What is the public record?	Type your answer here. The public record is a bankrutcy that i filed in 2002 which will be coming of shortly. Since then I've a and excellent record without any late payments and a Fico score of 680.
HI, I'm interested in funding your loan, but I have a few questions first. 1) Since this is a debt consolidation loan, please list your debts, interest rates, and the amount you pay every month. For instance CC1 $2000, 23.9% APR, $200/month 2) 10 years ago, you filed for bankruptcy and here you are $30k in debt. Are you living beyond your means? Are you committed to getting out of debt and staying out of debt this time? I apologize in advance for the number of questions. We only see 14 metrics from your credit report (DTI, Credit score, info about credit lines, RCB, Payment history, etc.) and some basic information about you (location, salary, employer, rent/mortgage, etc.). Most lenders have very strict standards regarding who we lend to, your answers to these questions, will help us decide whether to fund your loan or not. There are hundreds of people on lending club looking for funding and some will go home empty handed. Thanks in advance for answering my questions. Sincerely, -LL Herndon, VA	Type your answer here. My debt is as follows: CC1 $5895 17.9%APR $150/month, CC2 $3139 22.2%APR $120/month, CC3 $4637 13.2%APR $120/month , CC4 $3684 0.0%APR $120/month, Bank Loan1 $11240 11.9%APR $331/month. Yes 10 years ago I filed for bankruptcy because i needed help. I couldn't pay my bills. Since then I have a great job, I've rebuilt my credit, never had a late or missed payment and i am able to carry the debt I've accrued. I would like to consolidate to make one easy payment with one intrest rate. So I'm very commited to to staying out of debt this time.

Member Payment Dependent Notes Series 689107

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
689107	$1,675	$1,675	11.11%	1.00%	March 11, 2011	March 22, 2016	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 689107. Member loan 689107 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,300 / month
Current employer:	Intermediate Unit 1	Debt-to-income ratio:	18.91%
Length of employment:	3 years	Location:	Dunlevy, PA

Home town:
Current & past employers:	Intermediate Unit 1
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 3, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1992	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,655.00	Public Records On File:	1
Revolving Line Utilization:	49.20%	Months Since Last Record:	109
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 689114

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
689114	$18,000	$18,000	17.14%	1.00%	March 14, 2011	March 16, 2016	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 689114. Member loan 689114 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,283 / month
Current employer:	US Training Center	Debt-to-income ratio:	19.31%
Length of employment:	5 years	Location:	Elizabeth city, NC

Home town:
Current & past employers:	US Training Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/03/11 > I am planning on paying off loan before the 5 years is up would like the full amount if possible. Went through bankruptcy has been 9 years but has stayed on my credit and has caused me high interest on loans/credit cards.

A credit bureau reported the following information about this borrower member on March 2, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,658.00	Public Records On File:	1
Revolving Line Utilization:	83.80%	Months Since Last Record:	113
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: USTC: Gov't? Private? Contractor? a-n-d Your position? (BRIEF job description) TWO: Is spouse, partner, or other income included in reported Gross Income Per Month? If not included, what is household's Gross $ Income Monthly? Or Gross $ Income Yearly? FYI: Person submitting application is income that established loan initial eligibility. You may rely another's incomes to help repay loans; but Lending Club does not allow optional cosigner to help secure personal promissory notes for loans funded and issued. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 5-yrs? Or shorter term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Usually 300 loans listed, today 427 are listed; all won't 100 percent fund. When your listing expires, if loan is 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan MORE than 60 pct funded? (FYI: Partial, or 100 percent loans, APR is identical. Required employment, optional income, verified early help loans to quickly fund. Pace quickens when loan nears it's expiration. Best option is FLEXIBLITY. If Debt Consolidation, CC REFI, Medical Expense, more advantageous to accept 80, or 90 percent ($15K - $16K) fixed interest, term limited, partial loan and pay off your much higher APR interest debts. After 6-months on time payments made, automatically eligible to relist loan's unfunded $'s or list new loan purpose, $ amount. Partial loan reduces interest $'s paid on MAJORITY your more expensive debts; partial loan an financially favorable alternative option.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	This is a personal loan. I'm a full time IT support specilst, I have been working for same company for 5 years. My income is my own which gross annual income is $51400 . I have no spouse or partner.
Hi, I would like to fund your loan, but have a few questions first: 1) As this is a consolidation loan, what are the balances and interest rates of the loans you are consolidating? You can go here to create a verified report of your credit cards by enabling the "Public Snapshot" feature and paste the provided URL in your answer: https://www.readyforzero.com/snapshot 2) Is your listed income the total income of your household? Thank you, and good luck!	My interest is high 23 percent on most cards. Yes this is gross household income. I don't feel comfortable giving snapshots of my credit cards and balances.
Me again; Received reply, thanks; but you omitted answering my last two questions: THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 5-yrs? Or shorter term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Usually 300 loans listed, today 427 are listed; all won't 100 percent fund. When your listing expires, if loan is 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan MORE than 60 pct funded? (FYI: Partial, or 100 percent loans, APR is identical. Required employment, optional income, verified early help loans to quickly fund. Pace quickens when loan nears it's expiration. Best option is FLEXIBLITY. If Debt Consolidation, CC REFI, Medical Expense, more advantageous to accept 80, or 90 percent ($15K - $16K) fixed interest, term limited, partial loan and pay off your much higher APR interest debts. After 6-months on time payments made, automatically eligible to relist loan's unfunded $'s or list new loan purpose, $ amount. Partial loan reduces interest $'s paid on MAJORITY your more expensive debts; partial loan an financially favorable alternative option.) Most lenders do not ask borrowers questions, instead they spend time reading lender/borrower Q/A exchanges. They skip funding listed loans when borrower's answers provided to legitimate questions are evasive, incomplete, or missing. To receive fullly funded $18,000 loan suggest that you take time to answer questions lenders ask. Over and out. Lender 505570 U S Marine Corps Retired	My plan is to pay off before the 5 years. Would like to have paid off in as early as 3-4 years. My bankruptcy from 9 years ago is what is hurting me. I have paid debts on time and usually over the minimum due.
Hello. What are your major monthly expenses? rent, student loans, car loan, etc.? Thanks!	House payment is $950 and car payment is $385 am a single mom.

Member Payment Dependent Notes Series 689293

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
689293	$13,200	$13,200	10.00%	1.00%	March 16, 2011	March 22, 2016	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 689293. Member loan 689293 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,583 / month
Current employer:	Eldred Central School District	Debt-to-income ratio:	7.66%
Length of employment:	4 years	Location:	Monticello, NY

Home town:
Current & past employers:	Eldred Central School District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/11 > Debt Consolidation, Home Improvements and Vacation.

A credit bureau reported the following information about this borrower member on March 1, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1986	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	30
Revolving Credit Balance:	$22,932.00	Public Records On File:	0
Revolving Line Utilization:	56.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Is the title to your home in your name? What is the total balance of the mortgage loans and any HELOC you owe on your home? What is the current market value of your home? (use zillow.com if unsure)	Yes. $190,000. Last valuation was 3 years ago @ $280,000.
what's with delinquency about 30 months ago?	Unsure. I have never been delinquent on any loan, ever. Possibly NYS Child Support which is deducted from my paycheck bi-weekly for the last 8 years.
1.What is your NET monthly income? 2.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 3.Please list your loan amounts & interest rates that you will be paying off. 4.Are you the sole wage earner? Thanks.	1. Net Monthly Income $3,467 2. Car = $589 Electric = $120 Family Cell Plan = $285 Family Auto Ins = $296 Homeowners = $80 3. MBNA = $3,000 Discover = $3,000 Improvements = $3,000 Vacation = $4,000 4. No
What about other household expenses (mortgage, food, etc)? Please list APR's of debt you are consolidating.	I do not pay the mortgage or the food expenses for the household. 13.99% for both MBNA & Discover.
Please explain who pays mortgage, etc.	My wife pays the mortgage and food expenses for the household.
1. Please research the delinquincy and provide accurate info. 2. For EACH debt you plan to pay off with this LC loan, please provide Lender [eg, chase], amount [eg $5,000], IMPORTANT IMPORTANT Rate [eg, 8.99%] &minmopayment for that loan. tx	1. I have had NO deliquencies, that I am aware of. 2. Discover, $5,000.00, 13.99%, $100.00 MBNA, $5,000.00, 13.99%, $275.00

Member Payment Dependent Notes Series 689444

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
689444	$18,000	$18,000	17.51%	1.00%	March 16, 2011	March 16, 2016	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 689444. Member loan 689444 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	Siemens water technologies	Debt-to-income ratio:	9.50%
Length of employment:	6 years	Location:	DALY CITY, CA

Home town:
Current & past employers:	Siemens water technologies
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/02/11 > Consolidate credit cards and use some money for vacation. Plan to pay off in 3 years.

A credit bureau reported the following information about this borrower member on March 1, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	41
Revolving Credit Balance:	$6,251.00	Public Records On File:	0
Revolving Line Utilization:	55.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: What is your position (BRIEF job description) with employer? TWO: Is spouse, other (fiancee, partner) income included in the reported Gross $ Income Per Month? If not included what is household's Gross $ Income Month? Or Gross $ Income Year? FYI: Borrower submitting application is income establishing the loan initial eligibility. Lending Club does NOT allow optional loan cosigners; only actual borrower of record income qualifies; determines if after loan funded, promissory note is issued; but another's optional income may be relied upon to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 5-yrs? Or shorter term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Usually 300 loans listed, today 427 are listed; all won't 100 percent fund. When your listing expires, if loan is 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (FYI: Partial, or 100 percent loans, APR is identical. Required employment, optional income, verified early helps loan quickly fund. Pace quickens when the loan nears it's expiration. Best option is FLEXIBLITY because AON (All-OR-NONE) borrower demands are rarely successful. If Debt Consolidation, CC REFI, Medical Expense, more advantageous to accept a 80, or 90 percent ($15 - $16K) fixed interest, term limited, partial loan to pay off the higher APR interest debts. After 6-months on time payments made, automatically eligible to relist loan's unfunded $'s or list new loan purpose, $ amount. Partial loan reduces interest $'s paid on MAJORITY of your more APR expensive debts; partial loan an alternative, but financially favorable, option.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Household income $5000 per month before tax
You have $6k in credit card debt. Are you spending $12k on a vacation?	I have $15000 debt to consolidate and $3000 for vacation.
Hello borrower, I am very interested in financing your loan. However can you answer these questions: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate NUMBER years please?) (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, will you accept partial loan? (5) Do you currently own or rent your home? If you own and have a mortgage, what is the total balance of the mortgage loans and any HELOC you owe on your home? Also, what is the current market value of your home if you have own or have a mortgage? (use zillow.com if unsure) (6) This is the last and MOST important part of me funding your loan. Can you verify your income with lending club? I want to fund your loan but verifying your income is necessary. Your loan will attract many more investors if you verify your income with Lending Club. You can contact Lending Club by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income and you might need to hint to the credit review staff member that you WANT to verify your income PROACTIVELY. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of 100% funding. Answering ALL these questions is a vital part of me funding your loan as I am emailed back when you answer these questions and I am able to keep track of individuals who take an active approach to getting his/her loan funded. Also, answering these questions will give other investors confidence to invest in your loan as they are more informed. Thank you for your time.	I'm a field engineer who travels around north america, Canada and Mexico visiting our customers. Household income $5000 a month before tax, spouse not working. Looking at short term loan approximately 2 years to be paid off. Possibly accept if at least 80% funded. Currently renting.

Member Payment Dependent Notes Series 689505

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
689505	$10,000	$10,000	7.29%	1.00%	March 9, 2011	March 16, 2014	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 689505. Member loan 689505 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	shore toyota	Debt-to-income ratio:	1.68%
Length of employment:	1 year	Location:	OCEAN CITY, NJ

Home town:
Current & past employers:	shore toyota
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/04/11 > I have no mortgage, no 2nd, no home equity, no debt. I plan on just parking the money in my bank account and wait for investment opportunities.

A credit bureau reported the following information about this borrower member on March 2, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1990	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$868.00	Public Records On File:	0
Revolving Line Utilization:	2.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 689627

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
689627	$21,000	$21,000	17.88%	1.00%	March 11, 2011	March 15, 2016	March 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 689627. Member loan 689627 was requested on March 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,108 / month
Current employer:	Myers Bigel Sibley & Sajovec, PA	Debt-to-income ratio:	22.50%
Length of employment:	1 year	Location:	RALEIGH, NC

Home town:
Current & past employers:	Myers Bigel Sibley & Sajovec, PA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/01/11 > Accumulated considerable debt during law school--my wife stayed at home to rasie our three children while I studied and went to class. We would love to stop paying interest to Citi and American Express! Borrower added on 03/02/11 > I am a patent attorney at a boutique firm. I joined the firm in 2009 after graduating from the Duke University School of Law. Prior to that, I earned a Master's degree in Neuroscience from the University of Wisconsin. As I intimated above, I plan to use the proceeds of this loan to pay off the credit card debt I accumulated while in law school. My wife and I decided to take on extra debt while I was in school so that she could stay home to raise our children. An expensive choice in the long run, but well worth it! Having made the decision to pay interest for the sake of having her at home with the kids for those three years, I would much rather see the money go to individual investors than to the credit card companies. Hopefully, we can use the LendingClub to our mutual advantage. Please feel free to ask any questions you may have!

A credit bureau reported the following information about this borrower member on March 1, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,354.00	Public Records On File:	0
Revolving Line Utilization:	87.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: What is your position (BRIEF job description) with employer? a-n-d For four years prior, where did you work? (or attend school), what did you do? before current employer? TWO: Is spouse, partner, or other income included in reported Gross Income Per Month? If not included, what is household's Gross $ Income Monthly? Or Gross $ Income Yearly? FYI: Person submitting application is income that established loan initial eligibility. You may rely another's incomes to help repay loans; but Lending Club does not allow optional cosigner to help secure personal promissory notes for loans funded and issued. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 5-yrs? Or shorter term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Usually 300 loans listed, today 427 are listed; all won't 100 percent fund. When your listing expires, if loan is 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan MORE than 60 pct funded? (FYI: Partial, or 100 percent loans, APR is identical. Required employment, optional income, verified early help loans to quickly fund. Pace quickens when loan nears it's expiration. Best option is FLEXIBLITY. If Debt Consolidation, CC REFI, Medical Expense, more advantageous to accept 80, or 90 percent ($17K - $19K) fixed interest, term limited, partial loan and pay off your much higher APR interest debts. After 6-months on time payments made, automatically eligible to relist loan's unfunded $'s or list new loan purpose, $ amount. Partial loan reduces interest $'s paid on MAJORITY your more expensive debts; partial loan an financially favorable alternative option.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Thank you for your interest. I will attempt to answer each of your questions in turn. 1) I am a patent attorney with a patent boutique firm. I joined the firm in August 2009 after a summer of studying for the bar exam and three years at Duke University School of Law. While in school, I worked in the Duke University Office of Counsel and interned with my current firm. 2) My reported income is my salary. My wife is a stay-at-home mother and has no income of her own. 3) I expect to pay the loan off in 4-5 years. 4) Although I would love to have the entire amount funded so I could wipe out my higher interest debt in one fell swoop, I would accept any partial funding in excess of the 60% trigger. Please let me know if you have any further questions. And thank you for being kind enough to offer your advice regarding how this system generally works best.
What is your occupation? For whom and for how long were your two previous employers? Thank you!	I am a patent attorney. I joined the firm in August 2009. Prior to joining the firm, I was a law student at Duke University (while in school, I interned in the University Counsel's office and at my current firm).
Neato. I am also a patent attorney. I would like to fund your loan. To that end, for EACH debt you plan to pay off with this LC loan, please provide the Lender [eg Chase], the Amount [e.g. $10K], IMPORTANTLY the Rate [e.g., 9.9%]., the min mo paymt. Thanks	The loan proceeds will be used to pay off as much as I can of these two cards: Citi -- $13,454 -- 29.99% -- $495/mo Amex -- $8,842.89 -- 16.74% -- $207/mo
Loan will be 100 pct funded today Friday 03.11.2011. Good luck. Lender 505570 U S Marien Corps Retired	I hope you're right. It's going to feel so good knowing that my hard-earned money will be part of someone else's investement portfolio (and not simply going to the credit card companies). Thanks!

Member Payment Dependent Notes Series 689834

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
689834	$6,000	$6,000	17.14%	1.00%	March 14, 2011	March 16, 2016	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 689834. Member loan 689834 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	charlotte academy	Debt-to-income ratio:	6.60%
Length of employment:	8 years	Location:	north port, FL

Home town:
Current & past employers:	charlotte academy
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 2, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	29
Revolving Credit Balance:	$5,087.00	Public Records On File:	0
Revolving Line Utilization:	80.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Mortgage is 190,000 Current market value is 120,000
can you please describe the use of this money. Is this a new business you wish to start or is this an existing business? Please give more detail.	This is a new business with grand opening on June 5th, 2011. I have been able to start up the entire business using my own personal savings and no loans or credit cards to date for the start up costs. I am asking for this amount to purchase a point of sale system for retail ringing and inventory and to finish remodeling process. I am still working at my current employers and will continue to earn a paycheck and keep my job throughout my journey.
What is the nature of the business? What is the loan needed for within your business? What are your monthly expenses (personal and business)? Debt?	This is a new and preowned teens/twenty something clothing store in a college town in Michigan. I have very low monthly expenses as my father ows the retail location and is not charging me any rent or electricity for opening my store here. My personal expenses are very low as I am renting a home in michigan for 500/month with all utilities. I still earn a paycheck as a teacher 2200.00 per month with very few living expenses.
How were you able to get a $190K mortgage on your home with income of $2500/month? Also; you say you are currently renting a home, are you paying rent and a mortgage payment? What is the amount of the mortgage payment on your house? Thank you. IBEW 595 retired.	The home is not under my name. It is under my now husbands name...i am no way connected to that home. I only pay rent in michigan. i have no payments here in florida...

Member Payment Dependent Notes Series 689883

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
689883	$11,000	$11,000	7.66%	1.00%	March 14, 2011	March 18, 2014	March 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 689883. Member loan 689883 was requested on March 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	DukeNet Communications	Debt-to-income ratio:	3.80%
Length of employment:	< 1 year	Location:	Charlotte, NC

Home town:
Current & past employers:	DukeNet Communications
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/04/11 > Of the $11k, roughly $6800 will go to pay off a few credit cards. The remaining will be used as a downpayment towards a house. I have perfect credit and have never paid anything late. I am currently bringing home $4000 a month, with only about a 1/3 of that being needed for my living expenses. As far as my career goes, I have been brought on to a special project within my company (due to my experience and expertise) to help build a new Network Operations Center for the telecommunications company I work for. Borrower added on 03/09/11 > Thank you to everyone who has assisted so far. A little over halfway there! I am very anxious to get this loan funded and begin the process of purchasing my first home, so thanks in advance for everyone's support. Any questions- please let me know ASAP.

A credit bureau reported the following information about this borrower member on March 2, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,805.00	Public Records On File:	0
Revolving Line Utilization:	51.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan but have a few questions regarding your actual take-home pay. Could you please provide a rough breakdown of your actual income after taxes and how the money currently gets distributed?	Thanks for the question. Here are my current bills (keep in mind that I am sharing an apartment with a roommate and these would change a little if/when I purchase the home)... My girlfriend's income (she has 2 jobs) is NOT included in my income figures. She WILL be moving in with me when I purchase the house and will be sharing the expenses. The amount I am paying towards my credit cards has been significantly higher than the minimum payment: Rent: $600 Utilities (cable, electric, water, etc): $150 Cell: $110 Car: $400 Insurance: $100 Citi card (closed account) $250-$350: Best Buy card: $100-$150 Value City card: $200 Student Loan: $20 Then of course the living expenses seem to be climbing a little each month due to the rising cost of fuel (and everything else subsequently). I'd have to say that my general living costs (food, gas, etc) is probably $500-$700 a month. Thank you again!

Member Payment Dependent Notes Series 689923

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
689923	$27,000	$27,000	17.88%	1.00%	March 16, 2011	March 16, 2016	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 689923. Member loan 689923 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Hillsborough County Public Schools	Debt-to-income ratio:	12.42%
Length of employment:	10+ years	Location:	Tampa, FL

Home town:
Current & past employers:	Hillsborough County Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/02/11 > I am an educator who has been teaching for 20 years at the same school. I love my job and plan to teach for as long as I am able. I'd like to use this loan for debt consolidation to pay off credit cards and for home improvement. I am a reliable borrower because I pay my bills on time and I have a job that pays bi-monthly. I will have no problems paying the $683.87 per month. This one loan payment will actually be easier to pay than having several smaller loans w/varying interest rates. If you find it in your hearts to help this educator with this loan I will be forever thankful. Thank you all in advance. Traci

A credit bureau reported the following information about this borrower member on March 2, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	6
Revolving Credit Balance:	$5,784.00	Public Records On File:	0
Revolving Line Utilization:	57.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My THREE questions are: ONE: Is spouse, partner, or other income included in reported Gross Income Per Month? If not included, what is household's Gross $ Income Monthly? Or Gross $ Income Yearly? FYI: Person submitting application is income that established loan initial eligibility. You may rely another's incomes to help repay loans; but Lending Club does not allow optional cosigner to help secure personal promissory notes for loans funded and issued. TWO: All Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 5-yrs? Or shorter term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? THREE: Usually 300 loans listed, today 427 are listed; all won't 100 percent fund. When your listing expires, if loan is 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan MORE than 60 pct funded? (FYI: Partial, or 100 percent loans, APR is identical. Required employment, optional income, verified early help loans to quickly fund. Pace quickens when loan nears it's expiration. Best option is FLEXIBLITY. If Debt Consolidation, CC REFI, Medical Expense, more advantageous to accept 80, or 90 percent ($22K - $24K) fixed interest, term limited, partial loan and pay off your much higher APR interest debts. After 6-months on time payments made, automatically eligible to relist loan's unfunded $'s or list new loan purpose, $ amount. Partial loan reduces interest $'s paid on MAJORITY your more expensive debts; partial loan an financially favorable alternative option.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	first, i'd like to say hello and thank you for welcoming to lending club. 1. no. i am single, therefore, i just have my own income to rely on. my gross income according to my 2010 tax return was $47,530. it will be more for this new year. 2. i did opt for the 5 yr repayment loan because it is the best option for me, being that the monthly payments are reasonable. when i happen to come into extra money throughout the school year, i.e., bonuses we may receive, i will put that towards paying off the loan. so, i can honestly say that my goal is to repay the loan within a 4 to 5 year period. 3. thank you for clearing this all up for me. yes, i would except a partial + loan from the lending group, especially if after 6 months of me paying on time i could come back and re-list the portion that was not funded. i'm just grateful to have found this site with people who are willing to help those in need. a fully funded or partially funded loan will be a blessing. thank you. traci
HI, I'm interested in funding your loan, but I have a few questions first. 1) How much do you owe on your home? Mortgage + HELOCs 2) How much is your home CURRENTLY worth? Use zillow.com for a free current estimate. 3) Since this is a debt consolidation loan, please list your debts, interest rates, and the amount you pay every month. For instance CC1 $2000, 23.9% APR, $200/month 4) Why a late payment 6 months ago? I apologize in advance for the number of questions. We only see 14 metrics from your credit report (DTI, Credit score, info about credit lines, RCB, Payment history, etc.) and some basic information about you (location, salary, employer, rent/mortgage, etc.). Most lenders have very strict standards regarding who we lend to, your answers to these questions, will help us decide whether to fund your loan or not. There are hundreds of people on lending club looking for funding and some will go home empty handed. Thanks in advance for answering my questions. Sincerely, -LL Herndon, VA	hi llamoure. 1) my mortgage payment is actually my HELOC. it has a balance of $71, 457.27 @ 4.50% and my monthly payment is $585.27. 2) in this declining market, my home is now valued at $93,000.00. 3) here is the list of my debts. a) mortgage/HELOC - $71, 457.87 @ 4.50%. $585.27 per month. b) signature loan - $1656.87 @ 11.25%. $94.66 per month. (i double this payment.) c) visa - $10,054.98 @ 8.9%. $206.00 per month. d) discover - $5593.83 @ 17.99% and $81.00 of this amount is @ 19.99%. $113.00 per month. (i've been paying about $250.00 a month to get it paid down.) e) valic - $7639.50 @ 5.0%. $680.31 every 3 months or about $227.00 per month. i would like to consolidate all of these debts except for my mortgage/HELOC. 4) i was late with a payment 6 months ago because i got sick and accidentally forgot to pay my bill. this is not a common occurrence for me and i do make it a habit to pay my bills on time. if i am awarded this loan from the Lending Club, i assure you that you will be paid on time each month. i want to build my credit score up and paying on a consolidated loan will help me to achieve this. i hope i've been able to answer your questions thouroughly. traci
Hi, I would like to fund your loan, but have a few questions first: 1) As this is a consolidation loan, what are the balances and interest rates of the loans you are consolidating? You can go here to create a verified report of your credit cards by enabling the "Public Snapshot" feature and paste the provided URL in your answer: https://www.readyforzero.com/snapshot . Please also list any other debts that will be consolidated as well. 2) What is the current value of your home as listed on http://www.zillow.com ? 3) Do you have any HELOC (Home Equity Line of Credit)? In what amount? Thank you, and good luck!	hi member_866724. here are the answers you asked for. a) mortgage/HELOC - $71,475.87 @4.50% $585.27 per month b) visa - $10,054.98 @ 8.0% $206.00 per month c) valic - $7639.50 @ 5.0% $680.31 every 3 months or $227.00 per month d) discover - $5593.83 @17.99% and $81.00 of that amount is @ 19.99% $113.00 per month, but i've been paying $250.00. e) signature loan - $1656.87 @ 11.25% $94.66 per month, but i double the payment each month. i want to consolidate all of the listed debts except for the mortgage. 2) according to zillow.com it is now $92,000 as opposed to $93,000 yesterday. member_866724, i have to admit that i honestly tried to do the readyforzero.com/snapshot, but it didn't work for me or i should say i didn't do something right...lol! i signed on and tried to do it at work during my break. the 2 credit cards that i have are with discover bank, and the visa is with my credit union, but i couldn't get it to come up. i hit the wrong button so, the amount that was on there (i think) was not mine because i don't have a visa card with chase (just a bp gas card). i tried to sign back in and the site wouldn't let me use the sign on i had earlier...long story short, it just got way too confusing so, i hope the information i gave here is sufficient. sorry about that. traci
I would like to support your loan, Please remember that it is everyday people helping you out. Who dont get their money back if you default unlike some big bank on a corrupt system. Good luck on your loan and hope everything works out!	Member_642770, I am grateful to have found this site and people like you who really care and want to help those in need. I am thankful that you and others like you who want to and have supported me so far by contributing to this loan. I do understand that this is a loan and not a handout. I know that it has to be paid back in full and that WILL happen starting with the first payment on April 16, 2011. You all have my word that the loan will be paid back in full and on time each month. Again, thank you all so very, very much. Traci

Member Payment Dependent Notes Series 690010

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
690010	$4,000	$4,000	10.37%	1.00%	March 10, 2011	March 21, 2014	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 690010. Member loan 690010 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,600 / month
Current employer:	Security Service Federal Credit Union	Debt-to-income ratio:	24.69%
Length of employment:	4 years	Location:	San Antonio, TX

Home town:
Current & past employers:	Security Service Federal Credit Union
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 2, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,528.00	Public Records On File:	0
Revolving Line Utilization:	49.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your HOUSEHOLD Gross Monthly Income?	Around $3000 a month.
Hi, what is it that you do for a living and what debt will you keep in addition to this LC loan? Thanks!	I am currently a student and I work at a credit union, but I am also in the hiring process for the fire department. Aside from student loans (which won't have to be paid until I leave school) this loan will cover all my debt except for about $1000 for a loan I have with my credit union. My car is paid off and I don't have any other financial obligations.
I am funding your loan. Good luck with your credit card consolidation.	Thank you so much.

Member Payment Dependent Notes Series 690027

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
690027	$9,100	$9,100	10.37%	1.00%	March 11, 2011	March 16, 2016	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 690027. Member loan 690027 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,875 / month
Current employer:	State Of Conn. Judicial Branch	Debt-to-income ratio:	17.18%
Length of employment:	2 years	Location:	Stratford, CT

Home town:
Current & past employers:	State Of Conn. Judicial Branch
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/02/11 > Loan for Upcoming Wedding expenses and Conslidate 2 Credit Accounts. I have provided a list of my Monthly expense after taxes: Income (After Taxes) : $2040 My share of Rent/Utilities :- $650 Car Payment: : -$272 Car Insurence : -$ 90 College Loan :-$119 Gas: :-$60 Misc Monthly Expense :-$250 Total Monthly Income: :$2080 Total Monthly Expense :-$1441 Net Difference :$640 This loan would have a monthly payment of approf $190. As you can see i will be more than able to make my payments for this plus i plan on paying this off directly with my wedding gifts.

A credit bureau reported the following information about this borrower member on March 2, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	56
Revolving Credit Balance:	$1,298.00	Public Records On File:	1
Revolving Line Utilization:	27.00%	Months Since Last Record:	63
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: What is your position (BRIEF job description) with employer? TWO: Is fiancee's, or other incomes, included in reported Gross Income Per Month? If not included, what is future household's Gross $ Income Monthly? Or Gross $ Income Yearly? FYI: Person submitting application is income that established loan initial eligibility. You may rely another's incomes to help repay loans; but Lending Club does not allow optional cosigner to help secure personal promissory notes for loans funded and issued. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 5-yrs? Or shorter term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Your TRANSUNION Credit Report shows Public Record 63-months gao. Reason why? and What was final disposition? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	1. I am employed by the State of Connecticut. I work in the Clerks office in the City of Bridgeport Crimminal Courthouse. 2. We plan on paying off this loan within 2 years, we just wanted the security of the 60 months. 3. My Fiance is an Aircraft Dispatcher for a Private Business Jet Company called Citationair,inc. He currently makes over $60,000 per year. 4. That was a credit card from when i was young, it was paid in full to a 3rd party collector 5 years ago. Thank Yo!!!u, Fell free to ask more questions if you wish!!

Member Payment Dependent Notes Series 690077

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
690077	$1,500	$1,500	10.37%	1.00%	March 9, 2011	March 16, 2014	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 690077. Member loan 690077 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,323 / month
Current employer:	n/a	Debt-to-income ratio:	13.68%
Length of employment:	n/a	Location:	Minneapolis, MN

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/02/11 > I need this loan to pay off credit card bills, purchase furniture, buy eyeglasses Borrower added on 03/02/11 > I will need this loan to pay off credit card bills, purchase furniture and pay for eyeglasses

A credit bureau reported the following information about this borrower member on March 2, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,650.00	Public Records On File:	1
Revolving Line Utilization:	37.50%	Months Since Last Record:	92
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 690167

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
690167	$7,600	$7,600	10.00%	1.00%	March 9, 2011	March 19, 2014	March 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 690167. Member loan 690167 was requested on March 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,583 / month
Current employer:	J.M. Waller Associates, Inc.	Debt-to-income ratio:	11.84%
Length of employment:	2 years	Location:	Olney, MD

Home town:
Current & past employers:	J.M. Waller Associates, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/05/11 > I started using Mint.com and had a wake-up call on my finances and credit card use. Now I stick to a budget and only using debit cards/cash--with great success and pride! So now I'm looking to pay off my hight-interest credit cards at a lower rate. I've never once been late on a bill payment in my life, and can assure you I'm a great candidate for your investment. Thank you! Borrower added on 03/07/11 > I was asked for some more information from a potential investor that I'd like to share with everyone: - I make $67,000 annually, $45,312 net ($3,776 monthly) in a secure job - I have a total of $11,600 in credit card debt on three cards, $4,800 of which is on two cards both with apx 22.9% APR, and $6,800 on the third with 9.9% APR. The loan amount is to pay off and close out the high-interest cards and pay down the low interest card so I maintain a respectable/desirable amount of available credit. - I have a $14,400 car loan with $259 monthly payments. The car is a 2010 Prius which is valued at apx $21,000+ - I recently moved home with Mom and Dad to save money and get my finances on track. They are well off financially, and could help me out in a last resort, but I am looking to clean up my finances on my own. - I got into credit card debt four years ago after I graduated college and was only making $30,000 a year and living on my own in an area with one of the highest cost of living rates in the country. It was a foolish mistake and I hate myself in retrospect, but I am aggressively cleaning it up now.

A credit bureau reported the following information about this borrower member on March 2, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,097.00	Public Records On File:	0
Revolving Line Utilization:	78.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
A few questions: 1. Starting with your gross income per month , can you tell us what is NET income (e.g. after tax and 401K etc) and then list your major expenses so that we are comfortable that you can pay this loan off? It should include your rent, food, other payments on debt, credit cards, etc. 2. Please list all debts (including mortgage and credit card), interest rates, amount outstanding, and the amount you pay monthly. 3. What is the outstanding amount and interest rate of your credit card loan you are trying to consolidate? Thx!	My gross income is $67,000 annually, $45,312 net. My debt is my car loan which is at about $14,400 now (the car is a 2010 Prius, and current value is $21,000+), and credit card debt on 3 cards totaling $11,600. Two of the cards are 22.9% APR with approximately $4,800 combined ; the third card is 9.9% with approximately $6,800. The loan amount I am requesting, $7,600, is to pay off and close out the two high interest cards and put $2,800 towards paying off the low interest card so that I can retain a desirable available credit % with the low interest card. My major expenses are: car payment ($259/month), and credit card payments which the total minimum is around $300 a month, but I put at least $600 towards monthly (and no new charges on the cards). I recently moved home with Mom and Dad to save/get finances on track so I have no rent.
Thank you, I will be investing in your loan. Please remember we all work extremely hard for our money and we're counting on you to pay us back.	Thank you! I consider it not only my legal obligation, but moral obligation that everyone gets their investment + interest back on time and in full. It's uplifting to see Americans helping one another out on this site in this poor economy. I'm happy to know that the interest I pay will start going to the individuals who decided to have faith in me and want to see me succeed in paying off debt, rather than going to a big bank that wants to keep me in debt and squeeze me for interest. It's my goal that someday soon I'll be in an financial situation that allows me to invest in others as you all are investing in me!

Member Payment Dependent Notes Series 690171

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
690171	$7,000	$7,000	5.79%	1.00%	March 16, 2011	March 22, 2014	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 690171. Member loan 690171 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	NYC Department of Corrections	Debt-to-income ratio:	6.36%
Length of employment:	7 years	Location:	Long Beach, NY

Home town:
Current & past employers:	NYC Department of Corrections
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/11 > My wife knew she had an older sister. Finally, after 33 years, she found her through the internet. Wanna do a vacation during spring break to finally have the oldest daughter & my wife (the youngest daughter) unite.

A credit bureau reported the following information about this borrower member on March 2, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,788.00	Public Records On File:	0
Revolving Line Utilization:	22.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is it you plan on using the requested funds for?	Hello ghettodrvr, I plan to use this money for plane tickets, hotel and car rental for my wife, two kids, her brother (he will pay back) and myself for 8 days in Vegas. The rest is to payoff some debt on credit approx $3000

Member Payment Dependent Notes Series 690245

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
690245	$14,400	$14,400	7.29%	1.00%	March 15, 2011	March 18, 2014	March 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 690245. Member loan 690245 was requested on March 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	TiVo, Inc	Debt-to-income ratio:	13.72%
Length of employment:	8 years	Location:	San Jose, CA

Home town:
Current & past employers:	TiVo, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/04/11 > Interest rates on credit cards too high. Phone calls to the credit card companies yielded little results. I have no trouble paying the minimum each month and have never been late in my life. Lending club offers the best interest rate and I can be debt free in 3 years. Thanks.

A credit bureau reported the following information about this borrower member on March 3, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1991	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,485.00	Public Records On File:	0
Revolving Line Utilization:	61.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 690520

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
690520	$5,000	$5,000	5.42%	1.00%	March 9, 2011	March 16, 2014	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 690520. Member loan 690520 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	dept. of homeland security	Debt-to-income ratio:	0.90%
Length of employment:	2 years	Location:	san francisco, CA

Home town:
Current & past employers:	dept. of homeland security
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 2, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$976.00	Public Records On File:	0
Revolving Line Utilization:	2.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 690734

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
690734	$13,200	$13,200	7.29%	1.00%	March 10, 2011	March 16, 2014	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 690734. Member loan 690734 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,042 / month
Current employer:	State of Oregon Department of Human Serv	Debt-to-income ratio:	16.07%
Length of employment:	7 years	Location:	Eugene, OR

Home town:
Current & past employers:	State of Oregon Department of Human Serv
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/02/11 > paying off a used car loan and two credit cards

A credit bureau reported the following information about this borrower member on March 2, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	48
Revolving Credit Balance:	$7,195.00	Public Records On File:	0
Revolving Line Utilization:	41.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. Can you comment on the delinquency 48 months ago? Thank you.	I was just finalizing my divorce and I think I was late on a credit card payment. To my knowledge that may have been the delinquency, however it was 4 years ago and I had alot of things going on at that time.

Member Payment Dependent Notes Series 690839

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
690839	$3,200	$3,200	10.00%	1.00%	March 15, 2011	March 17, 2014	March 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 690839. Member loan 690839 was requested on March 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,667 / month
Current employer:	system	Debt-to-income ratio:	16.51%
Length of employment:	2 years	Location:	ARNOLD, MO

Home town:
Current & past employers:	system
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 3, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1989	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$66,871.00	Public Records On File:	0
Revolving Line Utilization:	70.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	I am a health physicist working for a company called system one. System one is a firm that provides personnel to Westinghouse.

Member Payment Dependent Notes Series 690842

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
690842	$7,000	$7,000	18.25%	1.00%	March 10, 2011	March 17, 2016	March 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 690842. Member loan 690842 was requested on March 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	AECOM	Debt-to-income ratio:	11.98%
Length of employment:	7 years	Location:	HONOLULU, HI

Home town:
Current & past employers:	AECOM
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/03/11 > i currently don't own a car and am hoping to get one very soon to use for commuting. I either ride my bicycle or take the bus to work depending on the weather. the same goes for going to the grocery store, so it limits the amount of items i can buy as i either need to put them in my backpack or be able to take them on the bus. Borrower added on 03/03/11 > I am a registered professional civil engineer working as a project engineer at a large engineering consulting company. I've been working with this company for 7 years.

A credit bureau reported the following information about this borrower member on March 3, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	4
Total Credit Lines:	27	Months Since Last Delinquency:	23
Revolving Credit Balance:	$893.00	Public Records On File:	0
Revolving Line Utilization:	27.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Civil Engineer, Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: Your TRANSUNION Credit Report shows 4 unidentified payment delinquencies in last 23-months. Why don't you pay your bills on time? TWO: Is spouse, other (fiancee, partner) income included in your reported Gross Income Per Month? If not included, what is the household's Gross $ Income Monthly? Or Gross $ Income Yearly? FYI: Person submitting application is income established borrower's initial eligibility. You may rely another's incomes to help repay loans; but Lending Club does not allow optional cosigner's income to help secure promissory notes issued for personal loans funded. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 5-yrs? Or shorter term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Usually 300 loans listed, today 427 are listed; all won't 100 percent fund. When your listing expires, if loan is 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (FYI: Partial, or 100 percent loans, APR is identical. Required employment, optional income, verified early helps loan quickly fund. Pace quickens when the loan nears it's expiration. Best option is FLEXIBLITY because AON (All-OR-NONE) borrower demands are rarely successful. Advantageous to accept a 80, or 90 percent ($12K - $14K) fixed interest, term limited, partial loan because after 6-months of on time payments made, automatically eligible to relist loan's unfunded $'s or list new loan purpose, $ amount. Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Hi. Thank you for your interest and questions. ONE) regarding deliquencies: i looked at my credit report for the items. it was for a college student loan payment which i have consolidated 4 items into 1 and make only one payment. i had auto-pay from my bank and had changed banks and didn't update this that account to reflect the change and didn't realize that my autopay didn't go thru. Once i discovered that lapse on my part, i corrected it with the correct information. so even though the report lists 4 deliquencies it was just 1and not deliberate. TWO) regarding income: the amount i listed is just for myself as i am single (no fiancee or partner) THREE)regarding loan repayment period: although the loan term is 5 years, I am hoping to pay it off in 4 years or less by making more than the minimum payment amount. FOUR)regarding percent of loan funded: Yes, I would accept the partial loan 60%+. If you have any other questions, please let me know. Thank you again for your time, interest, and questions regarding my loan request.
I bet if you paid your bills on time you would be able to secure a car loan from a dealership and not from us. What are the reasons for the four delinquencies in the last 23 months?	Hi. Thank you for your interest and question. regarding deliquencies, i looked at my credit report and saw that it was a college student loan payment which is reported as 4 items although it is consolidated and i make 1 payment. i had the payment on auto-pay from my bank and had changed banks and did not realize the i didn't update that account. once i realized that i corrected the account with the correct information. so although it reported it as 4 items, it was just from 1 payment and was not a deliberate deliquency. If you have any other questions, please let me know. Thank you again for your time, interest, and questions regarding my loan request.

Member Payment Dependent Notes Series 690844

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
690844	$5,000	$5,000	7.29%	1.00%	March 16, 2011	March 17, 2014	March 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 690844. Member loan 690844 was requested on March 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Greenfield industries	Debt-to-income ratio:	2.33%
Length of employment:	10+ years	Location:	Martinez, GA

Home town:
Current & past employers:	Greenfield industries
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/03/11 > loan for spring vacation, and to consolidate some minor bills Borrower added on 03/03/11 > vacation loan, and to consolidate some minor bills Borrower added on 03/03/11 > ....

A credit bureau reported the following information about this borrower member on March 3, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	17
Revolving Credit Balance:	$2,937.00	Public Records On File:	0
Revolving Line Utilization:	10.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 690875

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
690875	$10,625	$10,625	6.92%	1.00%	March 9, 2011	March 17, 2014	March 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 690875. Member loan 690875 was requested on March 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	n/a	Debt-to-income ratio:	5.84%
Length of employment:	8 years	Location:	Tucson, AZ

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/05/11 > The credit card companies intro 0% ended and are now charging 29%!! I feel like I'll never get out of debt unless I can consolidate and get on a regular payment plan. For any and all investors I want to say "Thank you!" You're helping a single mom see a light at the end of the tunnel. I really appreciate it!

A credit bureau reported the following information about this borrower member on March 3, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,343.00	Public Records On File:	0
Revolving Line Utilization:	44.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, who is your current employer?	I have been a self employed photographer full time for over 8 years. My company is named Restoring Memories Photography and I am based in Tucson, Arizona.

Member Payment Dependent Notes Series 690937

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
690937	$6,700	$6,700	10.37%	1.00%	March 10, 2011	March 17, 2016	March 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 690937. Member loan 690937 was requested on March 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,417 / month
Current employer:	Andrews FCU	Debt-to-income ratio:	18.15%
Length of employment:	2 years	Location:	Greenbelt, MD

Home town:
Current & past employers:	Andrews FCU
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/03/11 > i will be paying off my existing lending club loan, my andrews loc, and my bill me later Borrower added on 03/04/11 > my monthly expenses equal $1000 including my existing lending club loan, The interest rates for the loans im consolidating are Andrews loc: 14% cash to go loan: 18% bill me later: 13% lending club loan: 11.5% Borrower added on 03/08/11 > upon the disbursal of my loan PLEASE pay off existing lending club loan and disburse the additional into my account:)

A credit bureau reported the following information about this borrower member on March 3, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2006	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,270.00	Public Records On File:	0
Revolving Line Utilization:	68.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Andrews FCU? How much is your monthly rent? Thanks.	i am a salaried sales rep, and i stay with someone and only contribute towards the utilities.. $200 a month average

Member Payment Dependent Notes Series 690974

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
690974	$21,000	$21,000	14.54%	1.00%	March 11, 2011	March 17, 2014	March 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 690974. Member loan 690974 was requested on March 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	JTM Pro Carpet	Debt-to-income ratio:	8.49%
Length of employment:	10+ years	Location:	Temple City, CA

Home town:
Current & past employers:	JTM Pro Carpet
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 3, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,796.00	Public Records On File:	0
Revolving Line Utilization:	70.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
HI, I'm interested in funding your loan, but I have a few questions first. 1) What do you do for JTM Pro Carpet? 2) Since this is a debt consolidation loan, please list your debts, interest rates, and the amount you pay every month. For instance CC1 $2000, 23.9% APR, $200/month I apologize in advance for the number of questions. We only see 14 metrics from your credit report (DTI, Credit score, info about credit lines, RCB, Payment history, etc.) and some basic information about you (location, salary, employer, rent/mortgage, etc.). Most lenders have very strict standards regarding who we lend to, your answers to these questions, will help us decide whether to fund your loan or not. There are hundreds of people on lending club looking for funding and some will go home empty handed. Thanks in advance for answering my questions. Sincerely, -LL Herndon, VA	i am the general manager, Our business is located in Santa Fe Springs Ca. & we have been in business since 1987.. Salary & rent was submitted already. I also teach a class one nite a week & one weekend a month for individuals that want to obtain their contractors license. CC info is as follows: cc1 - $7996.00 - 19.4%, cc2 -$ 5877.00 - 17.4% cc3 -$5500 - 24.7% cc 4 - 1850 - 14.3% I pay $300.00 per month on the first 3 & $150 - $200 per month on the 4th.
Please describe your monthly budget by category (sources of income, housing, food, etc...). Do you use financial software like Mint.com? Do you have a fallback plan to continue making payments if unexpected expenses or loss of income occur (401k loan, family member help, ability to take on housemate / renter)	Monthly income $7500, Have stock investments, 401K, very succesful daughters& a collection of classic cars that can be sold if necessay. Do not use financial software.
Hello borrower, I am very interested in financing your loan. However can you answer these questions: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate NUMBER years please?) (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, will you accept partial loan? (5) Do you currently own or rent your home? If you own and have a mortgage, what is the total balance of the mortgage loans and any HELOC you owe on your home? Also, what is the current market value of your home if you have own or have a mortgage? (use zillow.com if unsure) (6) This is the last and MOST important part of me funding your loan. Can you verify your income with lending club? I want to fund your loan but verifying your income is necessary. Your loan will attract many more investors if you verify your income with Lending Club. You can contact Lending Club by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income and you might need to hint to the credit review staff member that you WANT to verify your income PROACTIVELY. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of 100% funding. Answering ALL these questions is a vital part of me funding your loan as I am emailed back when you answer these questions and I am able to keep track of individuals who take an active approach to getting his/her loan funded. Also, answering these questions will give other investors confidence to invest in your loan as they are more informed. Thank you for your time.	My position is General Manager, I am divorced & income of approx 7500 per mont is soley my own from 3 sources. JTM, Contractors Licence school, & Social security.. I rent my home. If loan is not 100% funded it will not serve the purpose for which it is intended & therefore will not be needed. Length of time will probably be less than the 3 years but not definite, have some assets that can be sold to pay off the loan if necessary. Verification would not be a problem & will provide the necessay documents in the next day or two.
If you don't mind, I have some brief questions for you regarding your loan. Thank you for your help. What is your net monthly income? How much do you have in terms of liquid savings/investments? Could you list your monthly expenses by type & amount (mortgage/rent, car, other existing debt, utilities, insurance, phone, internet, food, gym, childcare costs)? Are you going to be the sole person paying for this loan, or will someone else be helping you pay it? If someone else will be helping you, is that person also in debt? Since you chose to get a 3 year loan, how long do you expect to take to pay off the loan? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Thank you again for your help, and I look forward to funding your loan.	Net monthly income is approx $6000.& have approx $25,000 in liquid assets. My total monthly expenditures are approx 4800.00 including automatic transfers to investment & savings accounts. I will be the sole payer on this loan & probably will pay off early, however that is not definite at this time. I do have assets that can be sold to pay off the loan.

Member Payment Dependent Notes Series 691031

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
691031	$14,075	$14,075	20.85%	1.00%	March 9, 2011	March 17, 2016	March 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 691031. Member loan 691031 was requested on March 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,700 / month
Current employer:	Cal State San Bernardino	Debt-to-income ratio:	16.46%
Length of employment:	3 years	Location:	Yucaipa, CA

Home town:
Current & past employers:	Cal State San Bernardino
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/03/11 > This loan is to pay off some credit card debt and fund the project of updating my kitchen and bathroom that are in need of some major work.

A credit bureau reported the following information about this borrower member on March 3, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,154.00	Public Records On File:	0
Revolving Line Utilization:	95.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you tell us how much revolving debt you have? How much of the loan proceeds will go to debt consolidation and how much to home improvement? Any additonal household income not listed above?	my total debt on my credit cards is around 8000 i plan on paying that off completely and using the rest for home improvments. yes i do get extra income from roomates and also sometimes work various odd jobs for friends.
What is your position with Cal State San Bernadino? What was your job immediately prior to that?	i am a third year apprentice electrician at cal state and prior to that i was an non official apprentice for a small electrical contractor

Member Payment Dependent Notes Series 691253

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
691253	$10,000	$10,000	6.92%	1.00%	March 14, 2011	March 17, 2014	March 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 691253. Member loan 691253 was requested on March 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,267 / month
Current employer:	Cahill, Schmitz, and Cahill	Debt-to-income ratio:	10.68%
Length of employment:	< 1 year	Location:	Savage, MN

Home town:
Current & past employers:	Cahill, Schmitz, and Cahill
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/03/11 > I have purchased a foreclosed townhome in a Minneapolis suburb that was built in 2004. It is overall in good condition, but needs drywall, carpet, paint, kitchen countertop, and an addition of a 3rd bedroom in the basement. It is currently a 2 bed, 3 bath and will be a 3 bed, 3 bath after the basement room is completed. The townhome is about 3 blocks away from the largest hospital in a 15 mile radius and is right across the street from a brand new Elementary school. I used two HELOC lines to purchase the property. I am planning to do 10k of rehab. Rental rates for this type of townhome are $1250/month. Payments on the two HELOC lines are under $400/mo total. Assn dues are $160 and taxes are $160/mo Borrower added on 03/03/11 > The HELOC lines adjust up to 1% every 12 months. Keep in mind that this Lending Club loan is only for 3 years, so the HELOC lines could only have gone up 2% in that time, which would not increase the payments substantially.

A credit bureau reported the following information about this borrower member on March 3, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$77,452.00	Public Records On File:	0
Revolving Line Utilization:	65.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Are HELOC interest rates fixed?	They are at 5.5%, reset every 12 months.

Member Payment Dependent Notes Series 691310

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
691310	$14,700	$14,700	11.11%	1.00%	March 16, 2011	March 17, 2016	March 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 691310. Member loan 691310 was requested on March 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,000 / month
Current employer:	WellMed	Debt-to-income ratio:	21.48%
Length of employment:	5 years	Location:	Atascosa, TX

Home town:
Current & past employers:	WellMed
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 3, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,797.00	Public Records On File:	0
Revolving Line Utilization:	62.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 691359

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
691359	$12,700	$12,700	10.37%	1.00%	March 15, 2011	March 17, 2016	March 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 691359. Member loan 691359 was requested on March 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,167 / month
Current employer:	Clay Behavioral Health	Debt-to-income ratio:	17.65%
Length of employment:	9 years	Location:	Jacksonville, FL

Home town:
Current & past employers:	Clay Behavioral Health
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/03/11 > I am trying to consolidate credit card debt to eventually NEVER have a credit card again. Learning a lesson the hard way. I'm never late on payments, never filed bankruptcy, and have always paid my rent or house payment on time. Borrower added on 03/05/11 > Since the credit card companies have been allowed to up the interest rate, it has made paying off credit cards difficult. When a good customer has a percentage rate of 4% then all of a sudden the rate jumps to 15.99% just because it can, there is something wrong with the system.

A credit bureau reported the following information about this borrower member on March 3, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,593.00	Public Records On File:	0
Revolving Line Utilization:	84.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My THREE questions are: ONE: What is your position (BRIEF job description) with employer? TWO: Is spouse, other (fiancee, partner) income included in your reported Gross Income Per Month? If not included, what is the household's Gross $ Income Monthly? Or Gross $ Income Yearly? FYI: Person submitting application is income established borrower's initial eligibility. You may rely another's incomes to help repay loans; but Lending Club does not allow optional cosigner's income to help secure promissory notes issued for personal loans funded. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 5-yrs? Or shorter term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Hi. First, thanks for your service to our country! Here are the answers to your questions: 1.) I am a mental health casemanger. I assist adult mentally ill clients with maintaining stability in the community. I have been in the field for 16 years. 2.) I am the only one in my gross income per month- should read $30,200 a year. I will have to look. It sounds like it might read $30,200 a month by your question. I wish! I also receive, in addition, about $650-700/mo in mileage reimbursement. 3.) I am planning on putting more towards the payment than just the minimum monthly payment. My goal is to have the loan paid off in 3-4 years, if not sooner. My issue is that the credit card companies have increased their interest rates to an outrageous amount and putting more than minimum on payment due has become difficult. My rates did not increase due to being late on payments, etc. I have been faithfully paying on time for years (on ALL my debts, including rent and/or mortgage). The rates increased to do the laws changing in the credit card companies favor. I have never NOT paid a bill, nor have I ever filed bancruptcy, etc. I have a car that is paid for, etc.. I am just looking to combine debt to pay off sooner and get away from credit cards for good. Hope I have answered your questions. Thank you for your time.

Member Payment Dependent Notes Series 691393

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
691393	$12,000	$12,000	7.66%	1.00%	March 11, 2011	March 17, 2014	March 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 691393. Member loan 691393 was requested on March 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,417 / month
Current employer:	See Water, Inc.	Debt-to-income ratio:	11.90%
Length of employment:	4 years	Location:	Wildomar, CA

Home town:
Current & past employers:	See Water, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 3, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	45
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. What specific debt will you consolidate with this loan? And can you comment on the delinquency 45 months ago? Thank you.	Hello, I have three credit cards with high interest rates that I will be consolidating. All cards are in my Wife's name. Our goal is to pay these off in three years or sooner and not accrue this type of credit card debt again. As for the delinquency 45 months ago, I was getting settled into my new job and financial times were tough. I do not recall the lender I was delinquent with, but I have since improved all accounts. I am in a much better, stable financial situation now and plan on making all payments on time plus pay down additional principal every 3-4 months with my supplemental income I receive as a part-time online faculty member. Thank you for questions and consideration.

Member Payment Dependent Notes Series 691483

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
691483	$6,000	$6,000	11.11%	1.00%	March 9, 2011	March 18, 2014	March 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 691483. Member loan 691483 was requested on March 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	American Safety Council, Inc	Debt-to-income ratio:	5.11%
Length of employment:	3 years	Location:	Winter Park, FL

Home town:
Current & past employers:	American Safety Council, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 3, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2008	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,251.00	Public Records On File:	0
Revolving Line Utilization:	52.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at American Safety Council, Inc?	Hi, I have two main roles within the company. One is a course developer for online training and my second role is a senior OSHA Account Executive for online sales as I am an OSHA Authorized Outreach Trainer. Regards, Howard

Member Payment Dependent Notes Series 691491

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
691491	$14,400	$14,400	7.66%	1.00%	March 14, 2011	March 17, 2014	March 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 691491. Member loan 691491 was requested on March 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Controlled Automation	Debt-to-income ratio:	12.23%
Length of employment:	9 years	Location:	Greenbrier, AR

Home town:
Current & past employers:	Controlled Automation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 3, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,518.00	Public Records On File:	0
Revolving Line Utilization:	51.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Make, model and year of bike? Thanks	BMW R1150 Touring 2010

Member Payment Dependent Notes Series 691516

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
691516	$8,000	$8,000	13.80%	1.00%	March 9, 2011	March 17, 2014	March 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 691516. Member loan 691516 was requested on March 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,550 / month
Current employer:	Humana	Debt-to-income ratio:	19.45%
Length of employment:	4 years	Location:	Orlando , FL

Home town:
Current & past employers:	Humana
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/04/11 > in addition to medical expenses, funding is also for personal use- small wedding expenses

A credit bureau reported the following information about this borrower member on March 3, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	25
Revolving Credit Balance:	$10,673.00	Public Records On File:	0
Revolving Line Utilization:	31.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain your delinquency 25 months ago. What is the nature of the medical issue? What do you do at Humana?	any deliquency 25 months ago was resolved, not sure why it is not showing resolved. i actually paid off debt around that time////i currently have a ppo medical policy, which means i pay a percentage of medical fees. the deductible is $3000. i have incurred such from hospital to urgent care visits to regular doctors visits for me and my children/// i am a clinical advisor at Humana.
Please describe your monthly budget by category (sources of income, housing, food, etc...). Do you use financial software like Mint.com? Do you have a fallback plan to continue making payments if unexpected expenses or loss of income occur (401k loan, family member help, ability to take on housemate / renter)	Rent: 994.00 and utlities average 450.00/monthly. I make all my credit card payments on time. I pay more than the minimum limit. I receive financial assist from fiancee for housing, etc. I have a 401k and family mbrs assist if something unexpected should occur. In addition, I work in a career field (nursing) where I am able to find work quickly if such should occur.
Hi, Are you planning to settle the loan amount early?	If by settle, you mean pay off early??? The answer is maybe. I have selected to pay loan in 3 yrs, instead of longer. However, if along the 3 yrs I can pay more to pay it off quicker- I definetely will

Member Payment Dependent Notes Series 691545

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
691545	$3,000	$3,000	10.74%	1.00%	March 16, 2011	March 17, 2016	March 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 691545. Member loan 691545 was requested on March 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,166 / month
Current employer:	Logoworks	Debt-to-income ratio:	18.39%
Length of employment:	9 years	Location:	Bella Vista, AR

Home town:
Current & past employers:	Logoworks
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/03/11 > Plan to use the funds to purchase a used vehicle to help save money against the extreme rise in gas prices. Secure position in current employement....4 promotions in 9 years.

A credit bureau reported the following information about this borrower member on March 1, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,525.00	Public Records On File:	1
Revolving Line Utilization:	61.00%	Months Since Last Record:	111
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 691561

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
691561	$8,000	$8,000	7.66%	1.00%	March 9, 2011	March 17, 2014	March 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 691561. Member loan 691561 was requested on March 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,417 / month
Current employer:	Defense Support Services LLC	Debt-to-income ratio:	7.75%
Length of employment:	10+ years	Location:	Carthage, NY

Home town:
Current & past employers:	Defense Support Services LLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 3, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	15
Revolving Credit Balance:	$5,960.00	Public Records On File:	0
Revolving Line Utilization:	19.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I will be happy to invest and help you out. Please keep in mind that it is everyday people that are helping you and not a big bank that will just be bailed out with a corrupt system. Help us help you and please do not default. Cheers and goodluck with your loan!	I will not default and thank you for your support.

Member Payment Dependent Notes Series 691566

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
691566	$10,600	$10,600	15.28%	1.00%	March 11, 2011	March 17, 2016	March 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 691566. Member loan 691566 was requested on March 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Laser Quest	Debt-to-income ratio:	24.08%
Length of employment:	< 1 year	Location:	Placentia, CA

Home town:
Current & past employers:	Laser Quest
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 3, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,958.00	Public Records On File:	0
Revolving Line Utilization:	87.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 691587

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
691587	$10,000	$10,000	15.28%	1.00%	March 10, 2011	March 18, 2016	March 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 691587. Member loan 691587 was requested on March 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	natales auto	Debt-to-income ratio:	18.02%
Length of employment:	9 years	Location:	pacific grove, CA

Home town:
Current & past employers:	natales auto
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/04/11 > Thank you for your interst in helping with my loan. I am a light heavyduty mechanic, and i have been at the same shop for 9 years.

A credit bureau reported the following information about this borrower member on March 3, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1981	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,354.00	Public Records On File:	0
Revolving Line Utilization:	76.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My THREE questions are: ONE: What is your position (BRIEF job description) with employer? TWO: Is spouse, other (fiancee, partner) income included in the reported Gross $ Income Per Month? If not included what is household's Gross $ Income Month? Or Gross $ Income Year? FYI: Borrower submitting application is income establishing the loan initial eligibility. Lending Club does NOT allow optional loan cosigners; only actual borrower of record income qualifies; determines if after loan funded, promissory note is issued; but another's optional income may be relied upon to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 5-yrs? Or shorter term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	1. Light heavyduty car truck mechanic.2. no, my income is it. 3. Full term 5 yrs

Member Payment Dependent Notes Series 691588

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
691588	$16,000	$16,000	13.06%	1.00%	March 11, 2011	March 17, 2014	March 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 691588. Member loan 691588 was requested on March 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	National Radio Astronomy Observatory	Debt-to-income ratio:	4.23%
Length of employment:	< 1 year	Location:	CHARLOTTESVILLE, VA

Home town:
Current & past employers:	National Radio Astronomy Observatory
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/03/11 > Looking to consolidate my debt on credit cards.

A credit bureau reported the following information about this borrower member on March 3, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,634.00	Public Records On File:	0
Revolving Line Utilization:	37.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: A. What is your position (BRIEF job description) with employer? a-n-d B. Where did you work, what did you do, for 3-years prior to this employer? TWO: Is spouse, other (fiancee, partner) income included in the reported Gross $ Income Per Month? If not included what is household's Gross $ Income Month? Or Gross $ Income Year? FYI: Borrower submitting application is income establishing the loan initial eligibility. Lending Club does NOT allow optional loan cosigners; only actual borrower of record income qualifies; determines if after loan funded, promissory note is issued; but another's optional income may be relied upon to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 3-yrs? Or shorter term: (number y-e-a-r-s please): 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Usually 300 loans listed, today 427 are listed; all won't 100 percent fund. When your listing expires, if loan is 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (FYI: Partial, or 100 percent loans, APR is identical. Required employment, optional income, verified early helps loan quickly fund. Pace quickens when the loan nears it's expiration. Best option is FLEXIBLITY because AON (All-OR-NONE) borrower demands are rarely successful. If Debt Consolidation, CC REFI, Medical Expense, more advantageous to accept a 80, or 90 percent ($13 - $14K) fixed interest, term limited, partial loan to pay off the higher APR interest debts. After 6-months on time payments made, automatically eligible to relist loan's unfunded $'s or list new loan purpose, $ amount. Partial loan reduces interest $'s paid on MAJORITY of your more APR expensive debts; partial loan an alternative, but financially favorable, option.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Hi, thank you for your interest in financing my loan. I'd be glad to answer these questions. ONE: My current position is a Web Designer to the National Radio Astronomy Observatory (An NSF-funded agency dealing with radio astronomy observatories). I solely maintain www.nrao.edu and science.nrao.edu. For my 3 years prior, I had just graduated college in Dec 2009 from the University of Houston and was job-hunting. While job hunting, I did some freelance website work to try to build up what funds I could during the year. TWO: I am not married as of yet, so currently my income is the only household income of 65,000. I am still doing free-lancing on the side to gather what income I can, and I anticipate bringing in about 10,000 from that, but there is no fixed amount in that field for me to be able to say. THREE: I believe I should be able to pay off the loan in a timeframe of 2-3 years. I would love to pay it off in 2 years to save the extra interest, but realistically at the moment I would like to pay the normal monthly payments unless my situation changes within a year. FOUR: I would be happy to accept a partial loan, I think at this point, anything would help me. I just started my new job and I know I can pay off the loan with this new salary, but I just need some money at the moment to be able to actually have money not be gone as soon as it hits my bank account on payday. Again, I thank you for looking!

Member Payment Dependent Notes Series 691605

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
691605	$12,000	$12,000	6.92%	1.00%	March 9, 2011	March 17, 2014	March 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 691605. Member loan 691605 was requested on March 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	GITR	Debt-to-income ratio:	16.94%
Length of employment:	3 years	Location:	Huntington Beach, CA

Home town:
Current & past employers:	GITR
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/04/11 > Basically, I already have a loan with this being the pay off amount, the payments here will be $25 less a month for the remainder 3 years..which will save me almost $1000. Borrower added on 03/07/11 > I would also like to add that I am never late in paying my bills. If anything, I pay my bills ahead of time.

A credit bureau reported the following information about this borrower member on March 3, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$747.00	Public Records On File:	0
Revolving Line Utilization:	2.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. What specific debt will you consolidate with this loan? Is it a student loan, credit card, personal loan, or something else? Thank you.	credit card and personal loan
What is GITR and what do you do there?	Global IT Resources is an IT recruiting company. I am the office manager.
I would like to help fund your loan, but please answer the following question(s): Please list the credit cards (or other debts/loans) with their corresponding balances, interest rates & minimum monthly payments that will be paid off with this loan. The L.C. community wants to fund loans, and this basic information helps tremendously. Thanks in advance!	Visa $400 balance 8.99% APR BOA personal loan $12k 13.5% APR Honda (car) $20k $259 month Thats about it.

Member Payment Dependent Notes Series 691663

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
691663	$20,000	$20,000	14.17%	1.00%	March 11, 2011	March 17, 2016	March 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 691663. Member loan 691663 was requested on March 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,167 / month
Current employer:	Allegheny Brick Supply, Inc.	Debt-to-income ratio:	12.70%
Length of employment:	7 years	Location:	Weirton, WV

Home town:
Current & past employers:	Allegheny Brick Supply, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/04/11 > Just looking for a fixed payment to eliminate credit card debt. Never been without a job in 17 years, Asst. Controller so I am very credit conscious! Give me a helping hand in putting a squeeze on those bloated credit card company pockets! You won't regret it!

A credit bureau reported the following information about this borrower member on March 3, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,103.00	Public Records On File:	0
Revolving Line Utilization:	9.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, I am interested in funding your loan. Can you please tell me what is the total dollar amount owed on your credit cards and from any personal loan debts? Thanks, Ron	Hello, I have a personal loan in the amount of $600.00 which I am paying off in full April 15, 2011 which was originally $4,000.00 to put a new roof on our house in 2009. My intention is to find a term loan to pay $20,081.93 of total credit card debt from three cards. It is not that I cannot pay the credit card debt long term, I prefer to cut down the interest paid each month and have an end term in which it would be paid in full. I just do not have the funds short term to pay it all off. Thank you for your interest! I really appreciate it!
Please provide detailed information (lender, outstanding principal balance, interest rate and minimum monthly payment amount) for all debts to be consolidated by this loan.	Citi $15,162.29 apr 18.99% min 390.00 p/m Chase $2995.80 apr 12.24% min 59.00 p/m -closed this card before when they sent rate increase notice. Discover $1,923.84 apr 18.99% min 49.00 p/m Thank you for your interest!
Thanks for getting your Credit Review Status approved. Investors will also be more confident about funding your loan if your income was verified. Please call Lending Club for the procedures and expedite its completion.	I provided the Lending Club my information just today so I assume they are working on it. I am new to this so I can contact them Monday.
More detail about job responsibility and security please. Value of home vs. amount owed?	Being new to this site I am hesitant to discuss my home information in detail. I can tell you I have approx $10k equity in my home and my payments are extremely affordable. As for my career I was a bill collector for 10 years and I have been an Assistant Controller for seven and I manage all receivables employees and accounting for a $25 million a year Corporation.
Mountaineer Ass't Controller, Welcome to Lending Club. I'm interested helping finance your loan. My THREE questions are: ONE: Is spouse, other (fiancee, partner) income included in the reported Gross $ Income Per Month? If not included what is household's Gross $ Income Month? Or Gross $ Income Year? FYI: Borrower submitting application is income establishing the loan initial eligibility. Lending Club does NOT allow optional loan cosigners; only actual borrower of record income qualifies; determines if after loan funded, promissory note is issued; but another's optional income may be relied upon to help repay your loans. TWO: Lending Club loans feature NO prepayment penalty. You've initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 5-yrs? Or shorter term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? THREE: Usually 300 loans listed, today 427 are listed; but all won't 100 percent fund. When your listing expires, if loan is 60 pct P-L-U-S funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (FYI: Partial, or 100 percent loans, APR is identical. Required employment, optional income, verified early helps loan quickly fund. Pace quickens when the loan nears it's expiration. Best option is FLEXIBLITY because AON (All-OR-NONE) borrower demands are rarely successful. If Debt Consolidation, CC REFI, Medical Expense, more advantageous to accept a 80, or 90 percent ($16 - $18K) fixed interest, term limited, partial loan to pay off the higher APR interest debts. After 6-months on time payments made, automatically eligible to relist loan's unfunded $'s or list new loan purpose, $ amount. Partial loan reduces interest $'s paid on MAJORITY of your more APR expensive debts; partial loan an alternative, but financially favorable, option.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	One: Household gross income is $6,250.00 total per month. Two: I anticipate it will take approximately 4 years to repay the loan. Three: Though I understand the benefits of flexibility, realistically, the sole benefit of a fully funded loan is to eliminate all credit card debt. If it is only partially eliminated with a 60% funded loan, it would most likely defeat the purpose of debt elimination. If the funding reaches 80-90 percent, then I would fully consider. This is our chance at full unsecured debt elimination. If the loan funds, you won't be dissapointed! U.S. Marine, thank you for your interest, but most importantly, thank you for your service:)
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Mortgage $25,000 Heloc. $ 7,500 Market value $45,000 Thank you for your interest!
Hello borrower, I am very interested in financing your loan. However can you answer these questions: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate NUMBER years please?) (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, will you accept partial loan? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified early helps loan fund quickly. Pace quicker when loan nears expiration. Best option is to be FLEXIBLE. More advantageous to accept a 85, 90, 95 percent partially funded loan because after making 6-months on time payments, you're automatically eligible to relist loan's unfunded $ amount or can list new loan purpose, $ amount.) (5) Do you currently own or rent your home? If you own and have a mortgage, what is the total balance of the mortgage loans and any HELOC you owe on your home? (6) Also, what is the current market value of your home if you have own or have a mortgage? (use zillow.com if unsure) (7) Can you verify your income with lending club? I want to fund your loan but verifying your income is important. Your loan will attract many more investors if you verify your income with Lending Club. You can contact Lending Club by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income. Sometimes you might need to hint to the credit review staff member that you WANT to verify your income. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of 100% funding. Answering ALL these questions is a vital part of me funding your loan as I am emailed back when you answer these questions and I am able to keep track of individuals who take an active approach to getting his/her loan funded. Thanks	Hi 852573, If you will look at the details section you can see I have answered questions 1-6. I have provided stubs and W-2 to the credit staff for purpose of verifying income. Thank you very much for your interest!
Looking forward to your income being verified. I have one question. What are your major monthly expenditures? mortgage, car loan, student loans, etc.?	Mortgage $256.00 p/m 2 Cars $840.00 p/m both end in 24 months Student loan $100.00 p/m $9,000 balance That's it for major monthly expenditures. Thanks for your interest!
Will Lending Club verify your income today? I will commit funds to your loan as soon as this has been done.	I will contact them today. They have had my information since Friday of last week. Sorry for the delay. Thanks again for your interest!

Member Payment Dependent Notes Series 691749

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
691749	$10,000	$10,000	7.29%	1.00%	March 14, 2011	March 19, 2014	March 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 691749. Member loan 691749 was requested on March 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Robert Morris University	Debt-to-income ratio:	7.62%
Length of employment:	10+ years	Location:	Summit, IL

Home town:
Current & past employers:	Robert Morris University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/05/11 > The funds are to consolidate debt into one payment.

A credit bureau reported the following information about this borrower member on March 5, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1985	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$66,659.00	Public Records On File:	0
Revolving Line Utilization:	14.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. What specific debt do you plan to consolidate with this loan? Thank you.	I am using the loan to consolidate credit card debt into a smaller monthly payment
Please list the current interest rates and the amounts owed on the debt you wish to consolidate.	credit card 1 - 17.99% - 1700.00 credit card 2 - 15.99% - 1700.00 credit card 3 - 15.90% - 1662.00 credit card 4 - 17.99% - 2040.00

Member Payment Dependent Notes Series 691788

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
691788	$6,000	$6,000	17.14%	1.00%	March 14, 2011	March 22, 2016	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 691788. Member loan 691788 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	US Air Force	Debt-to-income ratio:	17.07%
Length of employment:	2 years	Location:	Clovis, NM

Home town:
Current & past employers:	US Air Force
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 3, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	34
Revolving Credit Balance:	$10,382.00	Public Records On File:	0
Revolving Line Utilization:	76.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Rank? ETS? Revolving Credit Balance: $10,382.00 = Is this all CC debt? Thank you for your service to our country.	Rank is SrA and my ETS date is Aug 26 2014.
Will you be reinlisting after 2014?	Yes. I plan on making this a lifetime career.
Welcome to Lending Club. I'm interested helping finance your loan. My TWO questions are: ONE: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. Lending Club does not allow cosigners. After funded, borrower income qualifies promissory note that must be issued. But Is OK for another's income to help repay your loans. TWO: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	My household income is about $5000 including my wife's income. We plan to pay the loan off as soon as possible. More than likely less than 3 years.
I trust you're aware of all the shady car dealers who specifically target members of the military. e.g. http://www.stripes.com/news/financial-reform-pits-car-dealers-against-military-1.102677	Thanks for the link. I honestly don't trust any of the dealerships here just for that reason. It seems like they try to over charge military members for cars that aren't worth it. I am purchasing a used vehicle from a dealer my family always buys from. A dealer I know I can trust. I appreciate your help though. Thanks again.

Member Payment Dependent Notes Series 691973

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
691973	$6,000	$6,000	7.66%	1.00%	March 11, 2011	March 21, 2014	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 691973. Member loan 691973 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,042 / month
Current employer:	Akamai Technologies	Debt-to-income ratio:	10.64%
Length of employment:	< 1 year	Location:	Somerville, MA

Home town:
Current & past employers:	Akamai Technologies
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	24
Revolving Credit Balance:	$12,913.00	Public Records On File:	0
Revolving Line Utilization:	75.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 692011

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
692011	$6,600	$6,600	6.92%	1.00%	March 14, 2011	March 21, 2014	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 692011. Member loan 692011 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,250 / month
Current employer:	Twin Distributing, Inc	Debt-to-income ratio:	6.47%
Length of employment:	6 years	Location:	Garland, TX

Home town:
Current & past employers:	Twin Distributing, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 4, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	68
Revolving Credit Balance:	$4,659.00	Public Records On File:	0
Revolving Line Utilization:	37.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. Can you comment on the delinquency 68 months ago? And what car are you planning on financing? Thank you.	My ex-wife was awarded the mustang in our divorce. I was awarded the Expedition. Both of our names are on the vehicles. I have a court order stating she was responsible for the Mustang that she failed to make payments on; resulting in it's repo. Long after the divorce was final. Attempting to purchase a Yamaha Royal Star Tour Deluxe.
Hi there, 1. Starting with your gross income per month, can you tell us what is NET income (net of 401K, tax, FSA, etc.) and then list your major expenses so that we are comfortable that you can pay this loan off? Major expenses should include your rent, medical bill (if any), food, monthly credit card payment, and other loan monthly payment. 2. How much do you owe on your home and how much is it CURRENTLY worth (go to zillow.com if needed)? Thx!	Gross is $4250. Net $3742. House payment $1040, per month. I pay more than what is required to drop the pay off term. I pay off my AMEX monthly, and only have two additional credit cards: Mastercard currently owe $650 on and will be paid off the first week of next month. And Discover: balance of approx. $2100 that I send at least $500 a month on to pay off asap. No orther major expenses. No medical bills. Food: approx. 250-300 per month.

Member Payment Dependent Notes Series 692034

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
692034	$6,850	$6,850	14.91%	1.00%	March 10, 2011	March 18, 2016	March 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 692034. Member loan 692034 was requested on March 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Hair Depot Beauty Supply	Debt-to-income ratio:	20.87%
Length of employment:	1 year	Location:	BOCA RATON, FL

Home town:
Current & past employers:	Hair Depot Beauty Supply
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 4, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,103.00	Public Records On File:	0
Revolving Line Utilization:	84.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 692093

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
692093	$12,000	$12,000	7.66%	1.00%	March 15, 2011	March 18, 2014	March 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 692093. Member loan 692093 was requested on March 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	ARINC Managed Services	Debt-to-income ratio:	16.85%
Length of employment:	5 years	Location:	Annapolis, MD

Home town:
Current & past employers:	ARINC Managed Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/04/11 > I am looking to consolidate debt and have this paid off within 3 years. I have stable employment which I have been with for over 5 years.

A credit bureau reported the following information about this borrower member on March 4, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,339.00	Public Records On File:	0
Revolving Line Utilization:	40.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at ARINC Managed Services?	I am a 1st level tech for aircraft avionics, equipment and for airport services.
Hi. What specific debt will you consolidate with this loan? Thank you.	This will pay off the remainder of a student loan, and credit card debt. Allowing me to be debt free in 3 years!

Member Payment Dependent Notes Series 692136

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
692136	$22,000	$22,000	13.06%	1.00%	March 11, 2011	March 18, 2014	March 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 692136. Member loan 692136 was requested on March 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Coats Auto Body	Debt-to-income ratio:	5.66%
Length of employment:	5 years	Location:	Apex, NC

Home town:
Current & past employers:	Coats Auto Body
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/04/11 > Using this to consolidate credit card debt. Borrower added on 03/04/11 > We adopted two children from Russia six years ago to the cost of $85,000.00. We both work very hard and this is the remainder of our adoption debt. It'll be easier and faster to pay it down if it's all in one place.

A credit bureau reported the following information about this borrower member on March 4, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1986	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	33
Revolving Credit Balance:	$9,137.00	Public Records On File:	0
Revolving Line Utilization:	16.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Coats Auto Body?	I am a painter.
Hello borrower, I am very interested in financing your loan. However can you answer these questions: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate NUMBER years please?) (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, will you accept partial loan? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified early helps loan fund quickly. Pace quicker when loan nears expiration. Best option is to be FLEXIBLE. More advantageous to accept a 85, 90, 95 percent partially funded loan because after making 6-months on time payments, you're automatically eligible to relist loan's unfunded $ amount or can list new loan purpose, $ amount.) (5) Do you currently own or rent your home? If you own and have a mortgage, what is the total balance of the mortgage loans and any HELOC you owe on your home? (6) Also, what is the current market value of your home if you have own or have a mortgage? (use zillow.com if unsure) (7) Can you verify your income with lending club? I want to fund your loan but verifying your income is important. Your loan will attract many more investors if you verify your income with Lending Club. You can contact Lending Club by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income. Sometimes you might need to hint to the credit review staff member that you WANT to verify your income. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of 100% funding. Answering ALL these questions is a vital part of me funding your loan as I am emailed back when you answer these questions and I am able to keep track of individuals who take an active approach to getting his/her loan funded. Thanks	I am a painter. I have been doing this for 20 plus years. My wife's income is not included in the gross income. Our annual income together is 90,000. We will probably need to use the full 36 months to pay off the loan. Yes, we would probably take the partial loan if that is an option. We own our home, but it is currently mortgaged. We owe $250,000 on our mortgage. It was recently appraised at 300,000. We can verify our income if need be.

Member Payment Dependent Notes Series 692150

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
692150	$9,000	$9,000	13.43%	1.00%	March 10, 2011	March 18, 2016	March 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 692150. Member loan 692150 was requested on March 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	Oce Business Services	Debt-to-income ratio:	15.79%
Length of employment:	9 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	Oce Business Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/04/11 > Hello, I want to consolidate my 4 credit cards to save on interest. I’ve been with my employer over 9 years and gone up the latter to upper Management. Being in management helps me stay focus and responsible as needed in my job duties. I’ve done great eliminating my credit cards and happy to be on my last 4 with great credit history. This definite will help my future plans…thank you.

A credit bureau reported the following information about this borrower member on March 4, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	35
Revolving Credit Balance:	$7,428.00	Public Records On File:	0
Revolving Line Utilization:	72.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Oce Business Services?	I???m a office manager and manage office services???
Since this is a consolidation loan, please provide the Balances and APRs of the debts you are consolidating? To make that task easier, you can go to: https://www.readyforzero.com/snapshot to create a verified report of your credit cards that does not include your name or personal information, by enabling the "Public Snapshot" feature and pasting the provided URL in your answer. Thank you in advance.	Please see link for Balance and APRs thru ReadyForZero...I was unable to link my CitiFinancial Card, it could not find in search. I have listed the info below the link...thank you. https://www.readyforzero.com/snapshot/08f2afd8024046f6 CitiFinancial Card My Account Summary Personal Loan >> Make a Payment XXXXXXXXXXXXXXX Current Balance: $2,164.20 APR 29.61%

Member Payment Dependent Notes Series 692154

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
692154	$12,550	$12,550	10.37%	1.00%	March 15, 2011	March 18, 2016	March 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 692154. Member loan 692154 was requested on March 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Ouachita Parish Sheriff's Office	Debt-to-income ratio:	24.36%
Length of employment:	10+ years	Location:	Monroe, LA

Home town:
Current & past employers:	Ouachita Parish Sheriff's Office
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/04/11 > I need this loan to pay off two high interest credit cards. I have always made my monthly payments on time. I want to get out from under the credit cards. Borrower added on 03/04/11 > If I continue the monthly payments on the credit cards it will take 20 years to pay off instead of 5 years through lending club. Borrower added on 03/04/11 > I will still take the loan if only 60% funded plus. Not planning on paying it off early, but 5 years with lending club makes me feel like I'm paying it off early compared to the 20 year with high interest credit card plan. Borrower added on 03/05/11 > I am new to lending club Borrower added on 03/05/11 > The payments to lending club will be less than my monthly credit card payments also. Borrower added on 03/08/11 > Thank you to all of the investors who have contributed and believe in me so far. Borrower added on 03/08/11 > My debt is the result of three daughters. Two weddings and one in college.

A credit bureau reported the following information about this borrower member on March 4, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1977	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$61,165.00	Public Records On File:	0
Revolving Line Utilization:	70.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: What is your position (BRIEF job description) with employer? TWO: Is spouse, other (fiancee, partner) income included in the reported Gross $ Income Per Month? If not included what is household's Gross $ Income Month? Or Gross $ Income Year? FYI: Borrower submitting application is income establishing the loan initial eligibility. Lending Club does NOT allow optional loan cosigners; only actual borrower of record income qualifies; determines if after loan funded, promissory note is issued; but another's optional income may be relied upon to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 5-yrs? Or shorter term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Usually 300 loans listed, today 427 are listed; all won't 100 percent fund. When your listing expires, if loan is 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (FYI: Partial, or 100 percent loans, APR is identical. Required employment, optional income, verified early helps loan quickly fund. Pace quickens when the loan nears it's expiration. Best option is FLEXIBLITY because AON (All-OR-NONE) borrower demands are rarely successful. If Debt Consolidation, CC REFI, Medical Expense, more advantageous to accept a 80, or 90 percent ($11 - $12K) fixed interest, term limited, partial loan to pay off the higher APR interest debts. After 6-months on time payments made, automatically eligible to relist loan's unfunded $'s or list new loan purpose, $ amount. Partial loan reduces interest $'s paid on MAJORITY of your more APR expensive debts; partial loan an alternative, but financially favorable, option.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	This is the first loan I've applied for on Lending Club. I'm not to familiar with it's proceedure. 1) I am a Sgt. in Investigations. 2) The income of $100,000 includes my wife's income. She's in the medical field. 3) I dont plan to pay the loan off early, but 5 years is still a lot better that the credit card plan. 4) If I get 60 pct plus funded with same APR then I will still accept partial loan. Thank you for the questions and information.
Please address and break down 61k revolving credit balance. I'm a big fan of law enforcement and feel you're a good risk. Good luck with your loan.	Citibank $14,000, Sears $13,000, Dicover $7,500, GMAC $4,500, Chase $7,500, Monroe Telco Credit Union $6,500, BOA $11,000, I have three daughters two that got recently married and one in college.
Also, please list value of home and amount owed. HELOC? Fixed rate mortgage or adjustable? Thanks for answering.	$180,000 appraised. Owe $160,000. Fixed

Member Payment Dependent Notes Series 692174

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
692174	$20,000	$20,000	14.17%	1.00%	March 16, 2011	March 18, 2016	March 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 692174. Member loan 692174 was requested on March 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$18,300 / month
Current employer:	CARE USA	Debt-to-income ratio:	4.43%
Length of employment:	10+ years	Location:	Fayetteville, GA

Home town:
Current & past employers:	CARE USA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/06/11 > We are using the loan to finance an IVF procedure. We are trying to have a baby. We have done the math, and can handle the monthly payments. We always make our payments on time - always. We appreciate your support. Thank you.

A credit bureau reported the following information about this borrower member on March 4, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1988	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,656.00	Public Records On File:	0
Revolving Line Utilization:	68.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at CARE USA?	I facilitate meetings and trainings. I do a lot of cultural diversity trainings for staff around the globe. I also facilitate a lot of leadership, organizational development, team building, and annual operating plan sessions.
Please elaborate on the nature of the medical expenses. Will they be continuing?	The medical expenses are for IVF procedures. We are trying to have a baby. It is a one time cost.
HI, What is the total dollar amount owed on your credit cards? Thanks, Ron	Almost $30K, primarily because we did the IVF once last year, and financed it through credit cards. We were told up front to plan on possibly doing the IVF cycle twice. This is our 2nd (and hopefully successfully last) time.
your revolving credit balance is high (34K ). What is this (HELOC, credit card debt) and what are monthly payments?	Not sure I understand HELOC? (Don't see in on my credit reports). Our credit card balance is indeed high because we financed our first IVF cycle last year through credit cards. Our monthly payments are about $1500.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Our remaining balance on our mortgage loans is $489K. We moved in 5 years ago, and our house is now valued at $466K :-(
Is the $20K on top of the $35K listed as the revolving credit balance on your credit report or is it included in that number?	It is on top of that revolving credit balance.
What is it you plan on using the requested funds for? Is $18K a month a correct figure? Could you please verify your income?	We are planning on using the loan to finance our IVF (In Vitro Fertilization) preganancy. We are trying to have a baby. I am not sure what the $18K/month is referring to. My base salary is $85K/year. I also free lance consult. Last year my consulting business netted me about $40K in addition to my base salary. My wife makes about $60K.
You stated that you gross $18300 monthly. If that's incorrect please give us a more accurate representation. Thanks.	Yes, together my wife and I gross on average about $18.3K/month. I say on average because my consulting business is cyclical (I teach a class in the summer and do consulting work for other organizations througout the year, so the pay is not monthly). But along with my job, my consulting, and my wife's job - our 2010 gross income was just over $219K, which comes out at right about $18.3k/month. Sorry for the misunderstanding. And thank you for considering us.
Aww Good Luck. Put some money in for you. One of my good friends went through this (she now has twins) Prayers it works!!	Thank you! We are certainly praying!

Member Payment Dependent Notes Series 692217

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
692217	$9,600	$9,600	16.40%	1.00%	March 16, 2011	March 22, 2016	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 692217. Member loan 692217 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	Country Club of Landfall	Debt-to-income ratio:	18.19%
Length of employment:	6 years	Location:	Wilmington, NC

Home town:
Current & past employers:	Country Club of Landfall
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,081.00	Public Records On File:	0
Revolving Line Utilization:	95.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, your listing says that your revolving debt is about $7000. What will the remainder of the $9600 be used for? Also, what are the balances, rates and monthly payments you are making on your debt right now? Thank you.	One of my cards has an interest rate lower than the 16% I am getting from LendingClub, so I was originally going to keep that balance open. On second thought, I decided it would be best for me to request $9600 instead of the $7000 and pay off the card with the lower interest rate. Also. I didn't realize there is a $480 LendingClub fee when getting the loan. Whenever I request $9600 i'm really only receiving $9120. My current minimum monthly payments equal around the same amount that my monthly payments would be through LendingClub. My current interest rates are on average around 20%.
Welcome to Lending Club. I'm interested helping finance your loan. My THREE uestions are: ONE: What is your position with current employer? (B-R-I-E-F job description) TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. Lending Club does not allow cosigners. After funded, borrower income qualifies promissory note that must be issued. But Is OK for another's income to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	I am a food and beverage manager at my current employer. I do not have a spouse. I will most likely pay off the loan in 4-5 years.
Before I think of adding any of my funds to your loan, I need to ask a few questions. 1) Could you please detail Balances, APR & monthly payments of debts to be consolidated with this loan. (Ex CC#1 = $5000@24% - $70 mo) Plus any other debts that are not being consolidated? 2) What do you plan to do with your credit cards once you received this loan? 3) How long do you actually intend to keep this loan? Thank You	My credit cards total around $9000 in debt. My interest rates are around 20%. My minumum monthly payment totals around $230 a month. I plan to pay off all credit card debts with loan. Loan will be paid off in 4-5 years.

Member Payment Dependent Notes Series 692231

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
692231	$8,000	$8,000	7.29%	1.00%	March 11, 2011	March 18, 2014	March 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 692231. Member loan 692231 was requested on March 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Wells Fargo	Debt-to-income ratio:	0.72%
Length of employment:	5 years	Location:	Phoenix, AZ

Home town:
Current & past employers:	Wells Fargo
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 4, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	51
Revolving Credit Balance:	$2,849.00	Public Records On File:	0
Revolving Line Utilization:	28.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Wells Fargo?	My title is application systems engineer. My actual role is team lead for one of our Wells Fargo internet facing applications.
Hi there, A few questions: 1. Starting with your gross income per month , can you tell us what is NET income (e.g. after tax and 401K etc) and then list your major expenses so that we are comfortable that you can pay this loan off? It should include your mortgage payment, other payments on debt, credit cards, etc. 2. How much do you owe on your home and how much is it CURRENTLY worth (go to zillow.com if needed)? 3. Please list all debts (including mortgage and credit card), interest rates, amount outstanding, and the amount you pay monthly. I look forward to helping you out. Thx!	1) Net income: I would say approximately around $3500 per month give or take a few hundred. 2) Debt: Mortgage is $600/month, utilities/cell is around $350/month, credit card bill of $2000. That's it. 3) Mortgage: According to zillow, house is worth $106,500. I currently owe $87,000. 4) I have no other major debt. No student loans, just one credit card, no auto loans, no child support. Hope this helps.

Member Payment Dependent Notes Series 692241

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
692241	$13,125	$13,125	7.66%	1.00%	March 10, 2011	March 18, 2014	March 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 692241. Member loan 692241 was requested on March 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,863 / month
Current employer:	US Department of Veterans Affairs	Debt-to-income ratio:	3.40%
Length of employment:	5 years	Location:	Austin, TX

Home town:
Current & past employers:	US Department of Veterans Affairs
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/11 > Discover: $6206 @12.24% & Visa: $6,999 @13.24% due to Consumer spending Home value: $194,600 Mortgage Amount: $137,167 @ 6.375% fixed $1,022/mth p&i Monthly gross income: $8,863 Monthly net income: $5,355 Home (mortgage incl.): $2,491 Bills & Utilities: $623 Food: $581 Auto & Transport.: $521 Financial: $198 Health & Fitness: $159 Borrower added on 03/08/11 > No line of credit attached to mortgage.

A credit bureau reported the following information about this borrower member on March 4, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,088.00	Public Records On File:	0
Revolving Line Utilization:	66.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 692246

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
692246	$15,000	$15,000	13.06%	1.00%	March 9, 2011	March 18, 2014	March 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 692246. Member loan 692246 was requested on March 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Small Law Firm	Debt-to-income ratio:	22.61%
Length of employment:	3 years	Location:	Geneva, NY

Home town:
Current & past employers:	Small Law Firm
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/04/11 > i plan to use this loan to pay off the credit card debt i accumulated during law school. i am in a stable employment situation, i have worked at my current firm for two years and expect to spend the rest of my career here. my annual income has increased in the past two years, and will continue to increase as i continue to build my client base. i always pay my bills on time, as you will see from my credit report; this loan will help me in that it will allow me to pay off my credit cards more quickly than if i were to continue to make payments on them each month.

A credit bureau reported the following information about this borrower member on March 4, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,404.00	Public Records On File:	0
Revolving Line Utilization:	93.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: What is your position (BRIEF job description) with employer? TWO: Is spouse, other (fiancee, partner) income included in the reported Gross $ Income Per Month? If not included what is household's Gross $ Income Month? Or Gross $ Income Year? FYI: Borrower submitting application is income establishing the loan initial eligibility. Lending Club does NOT allow optional loan cosigners; only actual borrower of record income qualifies; determines if after loan funded, promissory note is issued; but another's optional income may be relied upon to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 3-yrs? Or shorter term: (number y-e-a-r-s please): 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Usually 300 loans listed, today 427 are listed; all won't 100 percent fund. When your listing expires, if loan is 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (FYI: Partial, or 100 percent loans, APR is identical. Required employment, optional income, verified early helps loan quickly fund. Pace quickens when the loan nears it's expiration. Best option is FLEXIBLITY because AON (All-OR-NONE) borrower demands are rarely successful. If Debt Consolidation, CC REFI, Medical Expense, more advantageous to accept a 80, or 90 percent ($12 - $14K) fixed interest, term limited, partial loan to pay off the higher APR interest debts. After 6-months on time payments made, automatically eligible to relist loan's unfunded $'s or list new loan purpose, $ amount. Partial loan reduces interest $'s paid on MAJORITY of your more APR expensive debts; partial loan an alternative, but financially favorable, option.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Thank you for your questions. Answers follow: 1. I am an attorney in a small firm. I mainly practice in the area of family law. 2. My spouse's income, which was not included in my reported gross income per month, is $48,000 per year; our gross household income per year is $93,000. 3. Realistically, with my current budget, I expect to take roughly two years to pay off this Lending Club loan. As my annual income increases, though, I may be able to pay it off sooner. 4. I would accept a partially funded loan; I would apply it to my high-interest credit card balances first and work my way down. Thank you again for your interest.
Hello, I understand your desire to consolidate existing debt -- has anything occurred to avoid accruing new debt?	Hi, thank you for your question. Other than the purchase of my home one year ago, I have not accrued any new debt since approximately 2008 when I finished school and began working full time. I do not anticipate accruing any new debt going forward, as my income and expenses are stable.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Thank you for your questions and interest. 1. I do not have any lines of credit on my home. I owe $64,000 on my mortgage (I just purchased it one year ago). 2. Zillow is estimating a value of $75,500, although I have put work into the home since purchasing it and expect that were I to list it, it would sell for more.
Thank you, I will be investing in your loan. Please remember we all work extremely hard for our money and we're counting on you to pay us back.	Thank you very much. I am extremely grateful for the assistance, and making my payments each month to Lending Club will be much more satisfying than making them to credit card companies. Thank you again.

Member Payment Dependent Notes Series 692328

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
692328	$10,400	$10,400	10.00%	1.00%	March 14, 2011	March 18, 2016	March 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 692328. Member loan 692328 was requested on March 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	MOL America	Debt-to-income ratio:	20.47%
Length of employment:	7 years	Location:	Oak Lawn, IL

Home town:
Current & past employers:	MOL America
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 4, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,458.00	Public Records On File:	0
Revolving Line Utilization:	47.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, interseted in funding your loan but have a few questions... What is it that you do for a living? Since this loan will be used to pay off credit card debt can you please tell us what debt you will use the new loan for (amount and APR) and what debt you will keep in addition to the LC laon. Also please let us know what it is that you do for a living and how you will ensure not to accumulate new CC debt.	Hello William T, Thank you for your interest in funding my loan. I am Supervisor for an International Steam Ship Line. We Import and Export freight from all over the word. We move automobiles, clothes, food, and work directly with companies like Honda, Express, Home Depo, and many others. I supervise the Logistics end of the company and work with the rail road companies to ensure smooth transit and resolve transit delays. With the loan I plan on consolidating high interest credit card debt, some as high as 28.9%. I have already closed all these credit cards. I personally do not like credit cards and I'm mainly in this much debt due to my ex-wife. We divorced last year, our financial situation was one of the main reasons we split. All credit cards have been closed so no new debt it accumulated.

Member Payment Dependent Notes Series 692336

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
692336	$10,000	$10,000	17.14%	1.00%	March 9, 2011	March 18, 2014	March 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 692336. Member loan 692336 was requested on March 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,667 / month
Current employer:	Trident Mortgage Company	Debt-to-income ratio:	23.67%
Length of employment:	7 years	Location:	Hamilton, NJ

Home town:
Current & past employers:	Trident Mortgage Company
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 4, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	19
Revolving Credit Balance:	$7,597.00	Public Records On File:	0
Revolving Line Utilization:	89.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you please give us a breakdown of your monthly expenses? The monthly payment on this loan will be almost 10% of your gross income, which seems like a lot.	Right now I am paying roughly $560/month for 4 credit cards and one line of credit attached to my banking account. I have a car payment of $315/month and car insurance for about $224/month (3 vehicles listed on the policy). Those are my only expenses I pay as my husband pays all the house bills so I can reduce my debt.
Since this is a consolidation loan, please provide the Balances and APRs of the debts you are consolidating? To make that task easier, you can go to: https://www.readyforzero.com/snapshot to create a verified report of your credit cards that does not include your name or personal information, by enabling the "Public Snapshot" feature and pasting the provided URL in your answer. Thank you in advance.	Hi I am having difficulty with this site. The balances on the debts I am consoldiating are: Line of Credit on my checking account $3,900 apr is 15% Bank of America Credit Card $3,300 apr is approximately 17% GM Card $1500 apr is 22.9% Capital One $1,000 apr is 22.9% Chase Card $300 apr is approx 17%
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I am only on the title/deed of my property. My husband pays the mortgage. The value of my home is around $279,000. One loan no HELOCs
Hi. Could you explain the delinquency which occurred in the last 2 years. Thanks.	I was on a mortgage for my mother's property, unbeknownst to me she was not paying the mortgage on time. I do not own that property anymore.

Member Payment Dependent Notes Series 692377

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
692377	$8,000	$8,000	10.74%	1.00%	March 10, 2011	March 18, 2016	March 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 692377. Member loan 692377 was requested on March 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,200 / month
Current employer:	Recreational Equipment, Inc.	Debt-to-income ratio:	4.92%
Length of employment:	< 1 year	Location:	Lodi, CA

Home town:
Current & past employers:	Recreational Equipment, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/04/11 > My fiance and I plan to use this loan to consolidate our debt and help pay for our upcoming wedding. We are each working two jobs and attending college to pursue careers. We have crunched the numbers and this loan will let us save our income and comfortably pay off our debt faster all while helping us plan our big day and start our lives together. Thanks!

A credit bureau reported the following information about this borrower member on March 4, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,955.00	Public Records On File:	0
Revolving Line Utilization:	18.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi there, 1. Starting with your gross income per month, can you tell us what is NET income (net of 401K, tax, FSA, etc.) and then list your major expenses so that we are comfortable that you can pay this loan off? Major expenses should include your rent, medical bill (if any), food, monthly credit card payment, and other loan monthly payment. 2. Would you please tell me the type, outstanding amount and interest rate of your debt you are consolidating? Thx!	Our combined monthly income is $2,800 per month, not including any unreliable income from our second jobs. Our major monthly expenses are as follows: $450.00 rent $ 50.00 average utility bill $100.00 phone bill $120.00 car insurance $250.00 car payment $970.00 total Which leaves $1,830 available (for gas, groceries, etc.), $600 of which is deposited into a high-yield savings account. We are planning on consolidating 5 credit cards, 2 with interest rates around 15%, 3 with interest rates of slightly over 20%, with an approximate outstanding balance of $6,253. The remainder of the loan will be used to put the deposit on our wedding venue and photographer. We have not missed any payments, the loan is just to make it easier and less expensive to pay off our current balances while still putting money away in savings.

Member Payment Dependent Notes Series 692382

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
692382	$4,200	$4,200	12.68%	1.00%	March 9, 2011	March 18, 2014	March 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 692382. Member loan 692382 was requested on March 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,750 / month
Current employer:	Speciality minerals	Debt-to-income ratio:	14.78%
Length of employment:	1 year	Location:	Pasco, WA

Home town:
Current & past employers:	Speciality minerals
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 4, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	18	Months Since Last Delinquency:	19
Revolving Credit Balance:	$2,751.00	Public Records On File:	1
Revolving Line Utilization:	58.50%	Months Since Last Record:	96
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 692431

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
692431	$10,000	$10,000	15.28%	1.00%	March 14, 2011	March 18, 2016	March 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 692431. Member loan 692431 was requested on March 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	Food 4 Less	Debt-to-income ratio:	23.44%
Length of employment:	6 years	Location:	Wilmington, CA

Home town:
Current & past employers:	Food 4 Less
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/05/11 > The reason I have applied for this loan is because I helped my father through a period where he couldn't work properly. My job wasn't providing enough so I had to use my credit cards, now I have a dept to creditors for five credit cards and they have hiked my interest rates to nearly 17% each... I am trying to complete school but with these bills its just not making it easy at all. Thank you in advance to all for your support.

A credit bureau reported the following information about this borrower member on March 4, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,262.00	Public Records On File:	0
Revolving Line Utilization:	90.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 692432

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
692432	$4,000	$4,000	10.00%	1.00%	March 9, 2011	March 18, 2014	March 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 692432. Member loan 692432 was requested on March 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Nexus Digital Studio	Debt-to-income ratio:	6.78%
Length of employment:	6 years	Location:	Hermosa Beach , CA

Home town:
Current & past employers:	Nexus Digital Studio
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/04/11 > Simple refinance loan on my Lending Club loan. Perfect ontime payment history, just wanting to lock in a lower interest rate.

A credit bureau reported the following information about this borrower member on March 4, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,175.00	Public Records On File:	0
Revolving Line Utilization:	38.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 692501

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
692501	$8,000	$8,000	10.74%	1.00%	March 10, 2011	March 21, 2014	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 692501. Member loan 692501 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,600 / month
Current employer:	OMG Inc	Debt-to-income ratio:	23.67%
Length of employment:	10+ years	Location:	Charlotte, NC

Home town:
Current & past employers:	OMG Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 4, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,319.00	Public Records On File:	0
Revolving Line Utilization:	75.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate as well as the debt(s) you are not looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	I've got $10,300 in debt on credit cards. My interest rates are 15% and 24% respectively. The debt was mainly due to maintenance/repairs on home I co-own in 2009. Financially my situation has steadied out over the past year and I've decided to try and consolidate the remainder. A year prior my debt was at $20,000.

Member Payment Dependent Notes Series 692602

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
692602	$2,000	$2,000	14.17%	1.00%	March 9, 2011	March 18, 2016	March 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 692602. Member loan 692602 was requested on March 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	yrc	Debt-to-income ratio:	17.07%
Length of employment:	10+ years	Location:	new Castle, DE

Home town:
Current & past employers:	yrc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 4, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	43	Months Since Last Delinquency:	18
Revolving Credit Balance:	$5,750.00	Public Records On File:	0
Revolving Line Utilization:	24.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here.Question 1 $139,000.00 Question 2 $300,000.00

Member Payment Dependent Notes Series 692633

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
692633	$20,000	$20,000	17.14%	1.00%	March 11, 2011	March 18, 2014	March 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 692633. Member loan 692633 was requested on March 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Memorial Medical Center	Debt-to-income ratio:	18.03%
Length of employment:	2 years	Location:	Modesto, CA

Home town:
Current & past employers:	Memorial Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 4, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,402.00	Public Records On File:	0
Revolving Line Utilization:	58.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: What is your position (BRIEF job description) with employer? TWO: Is spouse, other (fiancee, partner) income included in the reported Gross $ Income Per Month? If not included what is household's Gross $ Income Month? Or Gross $ Income Year? FYI: Borrower submitting application is income establishing the loan initial eligibility. Lending Club does NOT allow optional loan cosigners; only actual borrower of record income qualifies; determines if after loan funded, promissory note is issued; but another's optional income may be relied upon to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 3-yrs? Or shorter term: (number y-e-a-r-s please): 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Usually 300 loans listed, today 427 are listed; all won't 100 percent fund. When your listing expires, if loan is 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (FYI: Partial, or 100 percent loans, APR is identical. Required employment, optional income, verified early helps loan quickly fund. Pace quickens when the loan nears it's expiration. Best option is FLEXIBLITY because AON (All-OR-NONE) borrower demands are rarely successful. If Debt Consolidation, CC REFI, Medical Expense, more advantageous to accept a 80, or 90 percent ($16 - $18K) fixed interest, term limited, partial loan to pay off the higher APR interest debts. After 6-months on time payments made, automatically eligible to relist loan's unfunded $'s or list new loan purpose, $ amount. Partial loan reduces interest $'s paid on MAJORITY of your more APR expensive debts; partial loan an alternative, but financially favorable, option.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Hello, my current job is a full time, long term employee as a radiologic technologist at memorial medical center. The income on file is just mine and with my partner it is doubled. Ask for repaying early I hope to have it paid between 2-3 years. Lastly I would need close to the 100% to really make a difference. Thank you so much for your time
Since this is a consolidation loan, please provide the Balances and APRs of the debts you are consolidating? To make that task easier, you can go to: https://www.readyforzero.com/snapshot to create a verified report of your credit cards that does not include your name or personal information, by enabling the "Public Snapshot" feature and pasting the provided URL in your answer. Thank you in advance.	My biggest concern is finding an end to payments. The highest is Usbank 12,000 @ 19.99 Chase 5700 @ 17.99 Bofa 2000 @ 10.00 A few small at 0% that I almost have done Reason for this loan is to find an end close the cards and Get my life back. I can handle the payments just don't ever catch up. Thank you for your time
Hello, What line of work are you in? Thank you!	I am a full time radiologic technologist at memorial hospital
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	My current situation is as follows Us bank - $12000 - 300 minimum Chase - $5700 - 150 minimum Bofa - $2000 - 50 minimum Best buy $1500 - 50 minimum I normally pay more on all but usbank in my current situation
Since your debt was accumulated, presumably, while a "full time, long term employee" as a rad tech, how will you avoid reaccumulating debt in the future?	Actually the debt came from being in the xray tech program... Unfortunately the school I went to I couldn't get school loans and was forced to live off of my debt for two years... The debt added up and I have paid down a nice portion in the time I have been a tech. By getting this loans it provides me a way to close out these cards and set an ending to the debt. Thank you for your time

Member Payment Dependent Notes Series 692654

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
692654	$16,000	$16,000	15.28%	1.00%	March 10, 2011	March 18, 2014	March 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 692654. Member loan 692654 was requested on March 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,542 / month
Current employer:	Ace Madsen, MD	Debt-to-income ratio:	12.99%
Length of employment:	3 years	Location:	Vernal, UT

Home town:
Current & past employers:	Ace Madsen, MD
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/04/11 > Hello Friends, I am requesting this loan from you to try to wipe out my credit card debt. I have been paying on credit cards faithfully for years and I seem to not be making progress. I tried talking to the credit card companies to lower my interest rates, however, I was very unsuccessful. Even after threatening to take my business elsewhere, they were still unwilling to work with me. I would love to have this loan funded and be able to pay off and close these credit card accounts as soon as possible so that these companies do not receive anymore of my money. I am an honest and hardworking nurse and student. I have recently completed a personal finance course that has gotten me excited about investing in my future. I would love to be able to be free of debt and credit cards to have more to invest in retirement and savings. PLEASE fund my loan so that I can make that happen. Thank you in advance... Sincerely, Dara

A credit bureau reported the following information about this borrower member on March 4, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,708.00	Public Records On File:	1
Revolving Line Utilization:	85.70%	Months Since Last Record:	107
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: Reason for Chapter 7/13 Bankruptcy filing 107-month ago? Final disposition was? TWO: Is spouse, other (fiancee, partner) income included in the reported Gross $ Income Per Month? If not included what is household's Gross $ Income Month? Or Gross $ Income Year? FYI: Borrower submitting application is income establishing the loan initial eligibility. Lending Club does NOT allow optional loan cosigners; only actual borrower of record income qualifies; determines if after loan funded, promissory note is issued; but another's optional income may be relied upon to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 3-yrs? Or shorter term: (number y-e-a-r-s please): 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Usually 300 loans listed, today 427 are listed; all won't 100 percent fund. When your listing expires, if loan is 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (FYI: Partial, or 100 percent loans, APR is identical. Required employment, optional income, verified early helps loan quickly fund. Pace quickens when the loan nears it's expiration. Best option is FLEXIBLITY because AON (All-OR-NONE) borrower demands are rarely successful. If Debt Consolidation, CC REFI, Medical Expense, more advantageous to accept a 80, or 90 percent ($13 - $14K) fixed interest, term limited, partial loan to pay off the higher APR interest debts. After 6-months on time payments made, automatically eligible to relist loan's unfunded $'s or list new loan purpose, $ amount. Partial loan reduces interest $'s paid on MAJORITY of your more APR expensive debts; partial loan an alternative, but financially favorable, option.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Thank you for the interest in my loan. I appreciate the questions and the advice. The bankruptcy was filed after my husband lost his job, post 9/11 and the renters we had in our house stopped paying. From there we were unable to find jobs that would get us out of the debt we were in and after month's of trying to dig out we unfortunately had to make that decision. We have worked very hard to never be there again. The gross income listed is our combined income at this time. I am only working part time as a nurse while I continue to go to school. My husband is a police officer. The length of time of this loan is 3 years. That is what I am intending. Of course, I want the full 100% funded to consolidate all of our debt into one payment, however, if I have to consider less, I will. I hope I answered all of your questions. Thank you.
Since this is a consolidation loan, please provide the Balances and APRs of the debts you are consolidating? To make that task easier, you can go to: https://www.readyforzero.com/snapshot to create a verified report of your credit cards that does not include your name or personal information, by enabling the "Public Snapshot" feature and pasting the provided URL in your answer. Thank you in advance.	Credit card $2925 30.24%apr $106 per month min., Credit card $2525 29.99%apr $95 per month min, Credit card $3342 22.45%apr $107 per month min, Credit card $2050 29.99% apr $140 per month min, Credit card $925 29.99%apr $30 per month min, Hospital bill $1585 10%apr $85 per month, Hospital bill $1265 7% apr $60 per month, jc penny $425 19.99% apr $15 per month min lowe's $1900 19.99% apr $65 per month min Thank you for the question. As you can see one monthly payment to pay all of these debts off in 3 years would be ideal.
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	Answered in a previous question, Thanks.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The total balance of our mortgage is $178,900. The current market value according to our last tax assessment was $181,500. We had our house appraised 3 years ago for $216,000. We are certainly hoping the market comes back for homes in our area. Thanks for the question.

Member Payment Dependent Notes Series 692662

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
692662	$6,425	$6,425	9.63%	1.00%	March 9, 2011	March 18, 2014	March 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 692662. Member loan 692662 was requested on March 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,764 / month
Current employer:	AZ Corp.	Debt-to-income ratio:	9.59%
Length of employment:	6 years	Location:	New London, CT

Home town:
Current & past employers:	AZ Corp.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/06/11 > I am a licensed electrician in the state of CT with a steady job since early 2005 for a very successful construction management company (Industrial and commercial). My goal with this loan is to get rid of my credit card debt by the middle of 2012 by paying $650/month towards the loan I am applying for. My only remaining credit card is a 0% interest card with a current balance of $1969 is due in January 2013. I am currently making minimum payments ($30/month) toward it and as soon as I have paid off my Lending Club loan I will "whack" it with the available $650. Thank you for your interest!

A credit bureau reported the following information about this borrower member on March 4, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	26	Months Since Last Delinquency:	20
Revolving Credit Balance:	$6,642.00	Public Records On File:	0
Revolving Line Utilization:	51.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a consolidation loan, please provide the Balances and APRs of the debts you are consolidating? To make that task easier, you can go to: https://www.readyforzero.com/snapshot to create a verified report of your credit cards that does not include your name or personal information, by enabling the "Public Snapshot" feature and pasting the provided URL in your answer. Thank you in advance.	https://www.readyforzero.com/snapshot/69439aea2ed94fb6. Thank you.

Member Payment Dependent Notes Series 692677

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
692677	$24,000	$24,000	13.06%	1.00%	March 15, 2011	March 20, 2014	March 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 692677. Member loan 692677 was requested on March 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Orange County, New York	Debt-to-income ratio:	22.19%
Length of employment:	< 1 year	Location:	Montgomery, NY

Home town:
Current & past employers:	Orange County, New York
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 5, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	73
Revolving Credit Balance:	$60,902.00	Public Records On File:	0
Revolving Line Utilization:	72.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Assistant County District Attorney, Welcome to Lending Club. I'm interested helping finance your loan. My THREE questions are: ONE: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. Lending Club does not allow cosigners. After funded, borrower income qualifies promissory note that must be issued. But Is OK for another's income to help repay your loans. TWO: Lending Club loans feature NO prepayment penalty. You've initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? THREE: Usually 300 loans listed, today 427 are; all won't 100 percent fund. When your listing expires, if 60 pct PLUS funded, loan eligible for issue. Would you accept partial loan M-O-R-E than 60 pct funded? (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY because AON (ALL-OR-NONE) borrower demand rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($16 - $18K) fixed interest, term limited, partial loan and pay off higher APR interest debts. After 6-months current payments, you're automatically eligible to relist unfunded $'s or list new loan purpose, $ amount. Partial loan reduces interest $ paid MAJORITY more expensive APR debts. Partial loan an available, financially favorable, viable option you should seriously consider.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Type your answer here.ONE: Gross monthly income is all mine. Household gross monthly income is only my income.I did not include however rental from a tenant which is additional 11K yearly. TWO: My intention was to select a three year loan repayment. THREE: I will consider partial loan funding. Thank you for your interest.
Assistant District Attorney, I may have erroneously indicated you initially selected 5-years for loan's repayment terms. I stand CORRECTED; you initially selected 3-years for your loan's repayment terms. QUESTION: How long do you realistically anticipate the loanremains active before it's paid off? Full term: 3-yrs? Or shorter term: 2-3 yrs? 1-2 yrs? < 1-yr? FYI: Always ineterested participating in loans made to benefit attorneys, degreed engineers, health care related (physicans, dentists, chiropractors, RN's, LPN's, skilled technicans), law enforcement, et al. Lender 505570 U S Marine Corps Retired.	Type your answer here. I would love to have a shorter pay off time but I don't know if that is realistic. Actually I am an assistant county attorney working in the civil litigation department. Thank you.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Thank you for your interest. I currently owe $236,000 on my home. The current market value is about 250 to 275,000. Zillow doesn't recognize my rural address. Thank you
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Thank you for your interest credit cards: Citicard--23,000 13.99% (want to pay this off first) Capitalone 7388 6.99% Chase 7399 2.99% Chase 5558 13.24% (this will be next to pay off) Discover 7600 (several different from 1.99 to 12.24% on balances) I also have a mortgage and pay 1200 monthly. I have student loans from myself and children and pay 700 monthly
Since you have been at your current job for less than 1-year, what did you do prior to this job?	I worked for a not for profit disability rights organization. It's mission was to help people with disabilities live as independently as possible. 10 years ago I worked for the county attorney and last fall I was called and asked to return. Honestly, it was a financial decision to go back and I'm remaining on the n-f-p board of directors. Government work can be rewarding also. Thanks for your interest.
Put money in good luck from fellow OC resident....	Thanks to everyone

Member Payment Dependent Notes Series 692695

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
692695	$10,000	$10,000	7.29%	1.00%	March 11, 2011	March 18, 2014	March 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 692695. Member loan 692695 was requested on March 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,417 / month
Current employer:	Securitas	Debt-to-income ratio:	2.69%
Length of employment:	6 years	Location:	Fairfield, CA

Home town:
Current & past employers:	Securitas
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/04/11 > This loan is to purchase an existing Coffee shop in a great location with an established customer base and positive cash flow, This is a turn-key operation with the right people in place to make a profit starting from month one. I have an excellent work history with the same company for 6 years and excellent credit

A credit bureau reported the following information about this borrower member on March 4, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,897.00	Public Records On File:	0
Revolving Line Utilization:	37.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the current average monthly revenue for the coffee shop?	The average revenue is around $8600.00. Coffee & pastries are being served. However I plan on adding a lunch menu.
Hi there, A few questions: 1. Starting with your gross income per month, can you tell us what is NET income (e.g. after tax and 401K etc) and then list your major expenses so that we are comfortable that you can pay this loan off? It should include your rent, other payments on debt/credit cards, etc. 2. Please list all debts (including credit card and others), interest rates, amount outstanding, and the amount you pay monthly. 3. How much are you paying for the coffee shop? How much % of the coffee shop are you getting? I look forward to helping you out. Thx! Thomas.	net income is around $1750 per month I pay $450.00 per month rent, I have a chase card with 600 dollar balance @12.9% Home depot 500 dollar balance @ 24% and Bank of America 850 dollars@ 10.9%. I pay 50 dollars per month to each of them. I am buying into 25% of the coffee shop for 18 thousand dollars and should get a 1st year return of over ten thousand dollars. This is a great opportunity for me to make a good yearly return on my investment. Thanks for anything you can do!!
are you planning to work at coffee shop? If so, how much time and will you quit current job?	I do not plan on working at the shop, and I will keep my current job. This is a turn key opportunity with the people in place to succeed.

Member Payment Dependent Notes Series 692697

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
692697	$10,000	$10,000	9.63%	1.00%	March 10, 2011	March 18, 2014	March 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 692697. Member loan 692697 was requested on March 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,500 / month
Current employer:	County of Riverside DPSS	Debt-to-income ratio:	3.35%
Length of employment:	10+ years	Location:	Colton, CA

Home town:
Current & past employers:	County of Riverside DPSS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/05/11 > 1) I help welfare recipients find employment to meet their program requirements, reducing their need for benefits. 2) No, I am independently applying for this loan. 3) I pay my debtors ASAP because I enjoy being debt-free.

A credit bureau reported the following information about this borrower member on March 4, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1992	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	31
Revolving Credit Balance:	$6,967.00	Public Records On File:	0
Revolving Line Utilization:	17.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 692721

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
692721	$24,000	$24,000	16.40%	1.00%	March 16, 2011	March 18, 2016	March 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 692721. Member loan 692721 was requested on March 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$20,833 / month
Current employer:	Search Optics	Debt-to-income ratio:	12.00%
Length of employment:	6 years	Location:	San Diego, CA

Home town:
Current & past employers:	Search Optics
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 4, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$50,262.00	Public Records On File:	0
Revolving Line Utilization:	55.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: What is your position (BRIEF job description) with employer? TWO: Is spouse, other (fiancee, partner) income included in the reported Gross $ Income Per Month? If not included what is household's Gross $ Income Month? Or Gross $ Income Year? FYI: Borrower submitting application is income establishing the loan initial eligibility. Lending Club does NOT allow optional loan cosigners; only actual borrower of record income qualifies; determines if after loan funded, promissory note is issued; but another's optional income may be relied upon to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 5-yrs? Or shorter term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Usually 300 loans listed, today 427 are listed; all won't 100 percent fund. When your listing expires, if loan is 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (FYI: Partial, or 100 percent loans, APR is identical. Required employment, optional income, verified early helps loan quickly fund. Pace quickens when the loan nears it's expiration. Best option is FLEXIBLITY because AON (All-OR-NONE) borrower demands are rarely successful. Advantageous to accept an 80, or 90 percent ($20 - $22K) fixed interest, term limited, partial loan because after 6-months of on time payments made, automatically eligible to relist loan's unfunded $'s or list new loan purpose, $ amount.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	I am the EVP of an online marketing company responsible for Sales and Marketing. The reported gross income is my own. I understand your point about AON and am open to looking at options. I plan on repaying this loan in 1-2 years.
Hi. Do you really make $20,833 per month? Why would you need to borrow money? What do you do to make your money? What is your $50k revolving credit? Thanks, and good luck with your loan.	Yes I do make that amount. I am the EVP of an online marketing company. I have purchased a short sale home in San Diego for well below market value. The house needed extensive renovations. So far this has been funded by credit cards. The revolving debt is simply a cash flow issue between the down payment of the home and the rennovation.
I see you make $250,000 per year. What is your position at Search Optics?	I am an Executive VP.
What is the value of your home by Zillo or appraisal? How much do you owe on 1st, 2nd and any home eq.? Thanks	The home is one of a series of row homes with an ocean view. The identical comp next door sold for $100,000+ more than what I purchased the home for. I owe $697,000 on the loan. there is no 2nd. The home appraised at $800000 before the rennovation.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I answered a similar question that should post but here is the information again: The home is one of a series of row homes with an ocean view. The identical comp next door sold for $100,000+ more than what I purchased the home for. I owe $697,000 on the loan. there is no 2nd. The home appraised at $800000 before the rennovation.
Hi. Thanks for posting your loan. Given the large amount you will potentially borrow from the LC community, it would be great if you verified your income with the Lending Club (w2, pay-stubs, etc.) Thanks in advanced for confirming your income.	I have just sent over all necessary documentation to lending club to verify my employment and income.
Can you verify your income with lending club? I want to fund your loan but verifying your income is necessary. Your loan will attract many more investors if you verify your income with Lending Club. You can contact Lending Club by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income and you might need to hint to the credit review staff member that you WANT to verify your income PROACTIVELY. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of 100% funding.	I have just sent over all necessary documentation to lending club to verify my employment and income.
You make $250,000 per year and you have $50,000 in debt not counting your mortgage, correct? What is your monthly budget? $20,833/month is a lot of money, it seems like you should be able to pay for this home improvement out of your monthly cash flow? Can you clarify if I am missing something? Thanks.	My monthly expenses are not an issue. My company pays for most of my expenses (car, insurance, etc.) The down payment on the mortgage and remodel (in process)account for the debt. The loan through the lending club will enable me to finish the remodel and pay down the high interest credit cards.
What is Search Optics and what do you do there?	Search optics is an online marketing company. I am the evp of business development.

Member Payment Dependent Notes Series 692746

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
692746	$5,500	$5,500	10.74%	1.00%	March 10, 2011	March 18, 2016	March 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 692746. Member loan 692746 was requested on March 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Contour Global	Debt-to-income ratio:	17.81%
Length of employment:	1 year	Location:	Fairfax, VA

Home town:
Current & past employers:	Contour Global
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/04/11 > I'm looking to finance a motorcycle purchase.

A credit bureau reported the following information about this borrower member on March 4, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,813.00	Public Records On File:	0
Revolving Line Utilization:	54.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 692765

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
692765	$25,000	$25,000	13.06%	1.00%	March 16, 2011	March 18, 2014	March 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 692765. Member loan 692765 was requested on March 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,500 / month
Current employer:	Agra Services	Debt-to-income ratio:	15.69%
Length of employment:	8 years	Location:	Jamaica, NY

Home town:
Current & past employers:	Agra Services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 4, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	11
Revolving Credit Balance:	$1,055.00	Public Records On File:	0
Revolving Line Utilization:	21.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 692766

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
692766	$6,800	$6,800	6.92%	1.00%	March 10, 2011	March 18, 2014	March 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 692766. Member loan 692766 was requested on March 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Power Sport Industries	Debt-to-income ratio:	9.37%
Length of employment:	9 years	Location:	Schwenksville, PA

Home town:
Current & past employers:	Power Sport Industries
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/04/11 > would like to pay off high interest rate loan, get a repair done on my car, and buy a new refrigerator, since the one i have is old and not energy efficient. Borrower added on 03/05/11 > high interest rate loan is a 15.99% credit card........my car is mechanically good, but there is rust in the wheel well i would like to fix... Borrower added on 03/05/11 > my loan is a 15.99% credit card.....my car is mechanically good, it just has some rust in the wheel well i would like to fix.....i have a very good job that i have been at for 9 years....

A credit bureau reported the following information about this borrower member on March 4, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	63	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$55,201.00	Public Records On File:	0
Revolving Line Utilization:	26.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi there, How do you end up with $55K revolving credit? And $204K revolving credit limit? (calculated by $55K/26.7%) Thx!	my credit card is $3000....that is what i want to pay off.....i dont have 55K, i didnt know i had 204K limit.....unless that includes my house, i dont know.......i have had multiple credit cards over the years, but this is the only one i have left........
What do you do at Power Sport Industries?	I am in mfg. and Q.C. I build starters, cables, cluthces, and numerous other assys for motorcycles......I also inspect incoming parts and check parts with issues......
Thanks for the quick response. A few more questions: 1. Starting with your gross income per month , can you tell us what is NET income (e.g. after tax and 401K etc) and then list your major expenses so that we are comfortable that you can pay this loan off? It should include your mortgage payment, other payments on debt, credit cards, etc. 2. How much do you owe on your home and how much is it CURRENTLY worth (go to zillow.com if needed)? 3. Please list all debts (including mortgage and credit card), interest rates, amount outstanding, and the amount you pay monthly. Thx!	net income is approx 2200 per month......mortgage payment is 987....i owe 112,000 on my house and it is worth approx 289,000....other than that, my credit card is 3000 at 15.99% interest which i plan on paying off.....

Member Payment Dependent Notes Series 692772

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
692772	$12,000	$12,000	7.29%	1.00%	March 15, 2011	March 18, 2014	March 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 692772. Member loan 692772 was requested on March 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	ny waterway	Debt-to-income ratio:	15.79%
Length of employment:	3 years	Location:	kearny, NJ

Home town:
Current & past employers:	ny waterway
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 4, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,431.00	Public Records On File:	0
Revolving Line Utilization:	54.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a consolidation loan, please provide the Balances and APRs of the debts you are consolidating? To make that task easier, you can go to: https://www.readyforzero.com/snapshot to create a verified report of your credit cards that does not include your name or personal information, by enabling the "Public Snapshot" feature and pasting the provided URL in your answer. Thank you in advance.	visa $ 3,962 at 14.24% visa $ 2.962 at 16.99% visa $4.773 at 14.24%
Hi. What specific debt will you consolidate with this loan? Thank you.	visa $ 3,962 at 14.24% visa $ 2.962 at 16.99% visa $4.773 at 14.24%
How did you accumulate such debt and what are you doing differently to get rid if it once and for all? (and not rack it up again?)	I accumulate this debt when I use the credit cards to pay for fix my old car,tuition of my dougther college, an the chrismas presents. When I check the interest in the credit cars ,my payment was half to the interest .so I consolidate in one fix rate loan and get out of the credit cars.

Member Payment Dependent Notes Series 692794

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
692794	$5,000	$5,000	10.37%	1.00%	March 9, 2011	March 18, 2014	March 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 692794. Member loan 692794 was requested on March 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Kelly IT Services	Debt-to-income ratio:	5.20%
Length of employment:	< 1 year	Location:	Sacramento, CA

Home town:
Current & past employers:	Kelly IT Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/06/11 > Dear Investors: I will use this money to make a down payment to purchase a $42,000 condo that is a bargain and the condo is in excellent condition. It is my first home purchase and it will be my primary residence where I will live. I am a working professional that recently graduated from college using my Veterans G.I. Bill which paid for my college education. I'm in the information technology field working for Intel with a steady income and excellent work history and credit score of +740. Presently I am renting a 1 bedroom apartment for $745.00 per month. On the other hand, the condo rent would only be $678.00 per month! Here's the breakdown: Fixed 4.5% 15yr mortgage (368.00) + HOA dues (290.00) + insr (20.00) = $678.00 total month’s rent expenses Thank you for investing in my loan which I will take incredible care to pay back with 10.37%. The U.S. Marines have saying, "Semper Fi!," or "Always Faithful!" -Thank You Borrower added on 03/06/11 > Dear Investors: I want to personally thank you for investing in a little piece of my American Dream. I will use this money to make a down payment to purchase a $42,000 condo that is a bargain and in excellent condition. It is my first home purchase and it will be my primary residence where I will live. I am a working professional that recently graduated from college after using my Veterans G.I. Bill which paid for my college education. I'm in the computer science field now working for Intel/Kelly I.T. Services with a steady income and excellent work history and credit score of +740. Presently I am renting a 1 bedroom apartment for $745.00 per month. On the other hand, the condo mortgage and other rent expenses would only be $678.00 per month! Here's the breakdown: Fixed 4.5% 15yr mortgage (368.00) + HOA dues (290.00) + insr (20.00) = $678.00 total month’s rent expenses I’ve been a consistently solid renter for over eight years, and I have never been late on any rent payments or bills for that matter which makes me a low risk investment. Thank you for investing in my loan which I will take incredible care to pay back with 10.37%. “Semper Fi” or “Always Faithful” -Thank You

A credit bureau reported the following information about this borrower member on March 4, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,428.00	Public Records On File:	0
Revolving Line Utilization:	86.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 692840

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
692840	$2,800	$2,800	10.37%	1.00%	March 9, 2011	March 18, 2014	March 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 692840. Member loan 692840 was requested on March 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Omni Hotels	Debt-to-income ratio:	23.14%
Length of employment:	5 years	Location:	los angeles, CA

Home town:
Current & past employers:	Omni Hotels
Education:

This borrower member posted the following loan description, which has not been verified:

This loan will be used to consolidate and pay off debt within 3 years or less, while allowing me to lower my monthly expenses. My financial situation: I am a good candidate for this loan because I have no problems paying my current debts and I have not missed any payments in my credit history; living in my parents rent free allows me always pay more than the monthly minimums on my balances. I've worked full-time employment at the same place for 5 years and have about $500-600 per month available in disposable cash that can be put towards this loan agreement. I am seeking this loan to tackle my biggest monthly expense, which is a secondary auto loan and car insurance. I extended myself to help finance a car for my Mom. Now she????????s out of work and in no need of the vehicle; in a planned effort to control my expenditures, I????????m looking to pay-off the remaining balance owed and sell it just below fair market value for cash. The cash in turn will be used to further pay down towards this loan and other debts that have an extremely high interest rate. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on February 1, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,268.00	Public Records On File:	0
Revolving Line Utilization:	74.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 692915

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
692915	$4,200	$4,200	6.92%	1.00%	March 10, 2011	March 21, 2014	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 692915. Member loan 692915 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	n/a	Debt-to-income ratio:	14.00%
Length of employment:	10+ years	Location:	SanDiego, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 6, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,016.00	Public Records On File:	0
Revolving Line Utilization:	37.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 692928

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
692928	$5,000	$5,000	11.11%	1.00%	March 9, 2011	March 18, 2016	March 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 692928. Member loan 692928 was requested on March 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	Professional Packers	Debt-to-income ratio:	5.46%
Length of employment:	7 years	Location:	los angeles, CA

Home town:
Current & past employers:	Professional Packers
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 4, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,101.00	Public Records On File:	0
Revolving Line Utilization:	62.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My THREE questions are: ONE: What is your position (BRIEF job description) with employer? TWO: Is spouse, other (fiancee, partner) income included in the reported Gross $ Income Per Month? If not included what is household's Gross $ Income Month? Or Gross $ Income Year? FYI: Borrower submitting application is income establishing the loan initial eligibility. Lending Club does NOT allow optional loan cosigners; only actual borrower of record income qualifies; determines if after loan funded, promissory note is issued; but another's optional income may be relied upon to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 3-yrs? Or shorter term: (number y-e-a-r-s please): 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	My position at my job is Warehouse Manager. No spouse is not included and gross income is 38k a year.
Hi there, A few questions: 1. Starting with your gross income per month , can you tell us what is NET income (e.g. after tax and 401K etc) and then list your major expenses so that we are comfortable that you can pay this loan off? It should include rent, other payments on debt or credit cards, etc. 2. Please list all debts (including mortgage and credit card), interest rates, amount outstanding, and the amount you pay monthly. I look forward to helping you out. Thx!	income is 3 thousand a month and major expenses are about half of that. no mortgage, one credit card with 3k limit on it, I pay 150 a month on.
What are you buying and why? Thank You	Thank you for your time. I am going to buy a more eco-friendly vehicle so can get to work and school easier.

Member Payment Dependent Notes Series 692983

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
692983	$7,250	$7,250	5.79%	1.00%	March 14, 2011	March 19, 2014	March 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 692983. Member loan 692983 was requested on March 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	EDGE ENERGY	Debt-to-income ratio:	28.70%
Length of employment:	4 years	Location:	ANNAPOLIS, MD

Home town:
Current & past employers:	EDGE ENERGY
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/11 > I'm financing a wedding ring and a few additional costs for an upcoming wedding. I have approx $10K in liquid assets saved up and am using the rest of this loan to help supplement the additional costs. Any questions or verification is welcomed.

A credit bureau reported the following information about this borrower member on March 5, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,034.00	Public Records On File:	0
Revolving Line Utilization:	44.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 693061

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
693061	$2,000	$2,000	6.92%	1.00%	March 9, 2011	March 19, 2014	March 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 693061. Member loan 693061 was requested on March 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,200 / month
Current employer:	n/a	Debt-to-income ratio:	15.83%
Length of employment:	n/a	Location:	port orange, FL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 5, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	33
Revolving Credit Balance:	$2,901.00	Public Records On File:	0
Revolving Line Utilization:	8.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 693075

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
693075	$21,350	$21,350	13.06%	1.00%	March 16, 2011	March 19, 2016	March 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 693075. Member loan 693075 was requested on March 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Universal Hospital Services	Debt-to-income ratio:	19.44%
Length of employment:	< 1 year	Location:	Baldwinsville, NY

Home town:
Current & past employers:	Universal Hospital Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/05/11 > This loan will be to consolidate old credit card debt, as well as a student loan (this is for tax purposes). My family household income is roughly $160-$170k a year (which I can verify). I am an excellent borrower because my monthly payment represents only 9% of my montly salary. I decided to try this site because I feel that the big financial institutions got us into this mess; and frankly I don't want them to benefit from me anymore than they already have. I'd be happy to answer any and all questions! Thanks

A credit bureau reported the following information about this borrower member on March 5, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,521.00	Public Records On File:	0
Revolving Line Utilization:	37.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
How long have you been working at Universal Hospital Services, and what do you do there?	I just started there, so roughly a month. I am the Operations Managaer. I manage most of the medical equipment at a 525 bed facility.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The outstanding mortgage is 152,000 and the current market value is 170,000. Thanks
Since you have been at UHS for one month, what did you do prior to your current job?	I was in operations management for a family owned company (8 years). We sold the company to a larger firm.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	I'm not going to get into specifics. All of my outstanding debt will be paid off by this loan. As I stated before, credit cards and a small student loan ($8k range). My rates vary between 9%-28%. I just want them all paid off, and only have to concentrate on one bill. I always pay more than the minimums and it comes to just north of $700 a month. Thanks
Where does the other $100,000 of your family income come from?	My spouse.
It's possible you will get funded without "going into specifics" but please remember we have no way to identify you, so theres' no reason to refuse to answer Q's and these are unsecured loans to a stranger, so refusal to answer Qs is a turn-off. Please rethink your prior unwillingness to answer "Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan?" This is a totally "standard" lender Q here. Tx	Good point, I will work on this tonite and post it to the listing. Thanks for the info!
There is a difference of $3800 between the amount of debt your credit report shows and the amount you are asking for. Why are you asking for so much more? What do you plan to do with this excess?	There isn't any excess; I don't have my report in front of me; but it is all accounted for. Perhaps there is a slight error in the report?

Member Payment Dependent Notes Series 693196

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
693196	$6,000	$6,000	10.00%	1.00%	March 9, 2011	March 19, 2016	March 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 693196. Member loan 693196 was requested on March 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	EyeWonder LLC	Debt-to-income ratio:	1.76%
Length of employment:	4 years	Location:	Atlanta, GA

Home town:
Current & past employers:	EyeWonder LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/05/11 > This loan will be used to consolidate all loans related to moving into a new house a year ago. This includes furniture and refrigerator. I would like to consolidate these and make only one payment. I have no outstanding debt aside from mortgage and these two housing related loans. I also pay off any credit cards every month and never run a balance.

A credit bureau reported the following information about this borrower member on March 5, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,439.00	Public Records On File:	0
Revolving Line Utilization:	13.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at EyeWonder?	I am an Operations Analyst responsible for providing internal analytics against departments and processes for efficiency improvements as well as custom external analytics for our largest clients.

Member Payment Dependent Notes Series 693303

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
693303	$4,000	$4,000	16.77%	1.00%	March 9, 2011	March 19, 2016	March 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 693303. Member loan 693303 was requested on March 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,833 / month
Current employer:	The Village at Duxbury	Debt-to-income ratio:	16.38%
Length of employment:	5 years	Location:	Plymouth, MA

Home town:
Current & past employers:	The Village at Duxbury
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 5, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,170.00	Public Records On File:	0
Revolving Line Utilization:	68.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The house was appraised last year when I bought it at $225,000 and currently owe $216,000.
Welcome to Lending Club. I'm interested helping finance your loan. My THREE questions are: ONE: What is your position with current employer? (B-R-I-E-F job description) TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. Lending Club does not allow cosigners. After funded, borrower income qualifies promissory note that must be issued. But Is OK for another's income to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Supervisor for 5 1/2 years. Maintenance department elderly retirement community. $3800 per month all income sources (work and VA Disability). Depending on my financial situation, most likely 3-4 years.

Member Payment Dependent Notes Series 693317

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
693317	$15,000	$15,000	12.68%	1.00%	March 11, 2011	March 22, 2014	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 693317. Member loan 693317 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,075 / month
Current employer:	Booz Allen Hamilton	Debt-to-income ratio:	16.53%
Length of employment:	3 years	Location:	McLean, VA

Home town:
Current & past employers:	Booz Allen Hamilton
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/11 > This is to consolidate 2 credit cards and LOC into a single loan. Borrower added on 03/08/11 > This is to consolidate 2 credit cards and a line of credit.

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,925.00	Public Records On File:	0
Revolving Line Utilization:	56.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you please list the balance of each of your 3 accounts and specify which you plan to close. Can you please also list (at a high level) your budget so I can see how much room you have to pay the 500/month for this loan. Thank you	LOC - $8750, CC1- $5900, CC2 - $3990 I will be paying off all these with the loan and my own funds. Rough budget is as follows: ~$4,300/mo income after taxes/insurance/etc -$825/mo rent (my half of rent with house mate) -$400/mo car loan (2 years left out of 5) -$100/mo utilities/cell/etc -$300/mo LOC (would be paid by this loan) -$300/mo credit cards (paid by this loan, usually pay more) -$600/mo food/general expenses/etc Leaving me around $1,700/mo free. Currently I've been using this to pay extra on the LOC ($1K/mo or so), car and credit cards, as well as fund my IRA and emergency savings. Thanks for the question.

Member Payment Dependent Notes Series 693361

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
693361	$8,000	$8,000	14.91%	1.00%	March 15, 2011	March 24, 2014	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 693361. Member loan 693361 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,550 / month
Current employer:	Hawkeye Trucking	Debt-to-income ratio:	16.53%
Length of employment:	1 year	Location:	Martin, KY

Home town:
Current & past employers:	Hawkeye Trucking
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/11 > I am looking to purchase a used mini excavator in a price range of $13,000. I already have a down payment in the amount of $5,000.That's why I am requesting funding in the amount of $8,000. I am an experienced equipment operator and intend on working the excavator on weekends to earn a secondary income. Borrower added on 03/11/11 > My purpose for this loan is to purchase a mini excavator in the price range of $13,000. I already have the remaining balance of $5,000. to use as a down payment. I am an experienced equipment operator and would use this opportunity to provide extra income on weekends and spare time. Borrower added on 03/12/11 > Just want to so thank you to all investors thus far. I had checked in to a loan at a local finance company but their rates were just unacceptable that's why when I found lending club, I thought I would give it a try.

A credit bureau reported the following information about this borrower member on March 10, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,811.00	Public Records On File:	1
Revolving Line Utilization:	25.10%	Months Since Last Record:	94
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 693382

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
693382	$4,800	$4,800	13.43%	1.00%	March 9, 2011	March 19, 2014	March 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 693382. Member loan 693382 was requested on March 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,917 / month
Current employer:	Sanitation services	Debt-to-income ratio:	13.92%
Length of employment:	8 years	Location:	maspeth, NY

Home town:
Current & past employers:	Sanitation services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 5, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,643.00	Public Records On File:	0
Revolving Line Utilization:	91.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 693452

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
693452	$13,000	$13,000	15.65%	1.00%	March 16, 2011	March 25, 2014	March 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 693452. Member loan 693452 was requested on March 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,417 / month
Current employer:	Chapman Ford Sales	Debt-to-income ratio:	19.04%
Length of employment:	7 years	Location:	Absecon, NJ

Home town:
Current & past employers:	Chapman Ford Sales
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/11 > Hello, I am consolidating the last of my credit card loans with this loan. I currently pay $425 in minimum payments a month on the credit card balances that this loan with payoff so this is a safe investment. You can see by my credit history I have never missed or have been late on any payments. I appreciate your help getting these credit card bills paid off finally and thank you for looking at my listing.

A credit bureau reported the following information about this borrower member on March 11, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,946.00	Public Records On File:	0
Revolving Line Utilization:	96.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your position at Chapman Ford?	Hello, I am a customer relations manager/sales manager. Please let me know if you have any other questions. Thank You
Would you detail your monthly expenses (rent, car, utilities, phone, insurance, food)? Amount of credit card debt/interest rates/payments? Is this loan sufficient to cover all debt?	Hello and thank you for your interest in the loan. I have a total of $1500 of expenses per month including the current payments I am making on the credit cards that this loan would consolidate. My take home money per month ranges from $3700-$4000 a month. This loan would cover the oustanding $13,000 in revovling debt I have and the monthly payments for this loan would be the same what I paying on the credit cards per month now.

Member Payment Dependent Notes Series 693491

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
693491	$5,000	$5,000	16.02%	1.00%	March 9, 2011	March 19, 2016	March 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 693491. Member loan 693491 was requested on March 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	MetroPCS	Debt-to-income ratio:	9.75%
Length of employment:	3 years	Location:	New York, NY

Home town:
Current & past employers:	MetroPCS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 5, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	28	Months Since Last Delinquency:	22
Revolving Credit Balance:	$2,347.00	Public Records On File:	0
Revolving Line Utilization:	23.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What was the reason for the delinquency 22 months ago?	I'm in the process of disputing this supposed delinquency with the creditor.

Member Payment Dependent Notes Series 693603

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
693603	$2,800	$2,800	12.68%	1.00%	March 15, 2011	March 19, 2014	March 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 693603. Member loan 693603 was requested on March 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	the Partnership for the Homeless	Debt-to-income ratio:	7.36%
Length of employment:	6 years	Location:	Brooklyn, NY

Home town:
Current & past employers:	the Partnership for the Homeless
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/05/11 > Make some money off me getting out of debt. I win. You win. The only person not winning is my credit card company.

A credit bureau reported the following information about this borrower member on March 5, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$306.00	Public Records On File:	0
Revolving Line Utilization:	3.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list all of your debts one by one, including interest rates, balances, and monthly payments (for example, "Credit Card 1, $2000, 20%, $100/month") and say which of these debts you'll be paying off with this loan. What is this debt from, and what will you do to avoid accruing more debt in the future? What is your job and how stable is it? Thanks.	Good questions! Credit Card 1- $3100, 21%, $100 (although, before this loan, I began paying $150/mo beginning in late January) (All former debts consolidated to this card, hence my sense that I'm paying off multiple credit cardS). Debts incurred were a product mindless, emotional spending during tumultuous period of dissonance. I have been addressing this issue through therapy and meditation since the bulk of debt was incurred. My push to eliminate credit card debt is in anticipation of contributing to savings accounts (that I actually USE). Future plans (of which I have none currently) for "large purchases" will be for planning and saving up and mindful purchasing for needs over wants. I've been working at the same organization for nearly 7 years and have risen to the rank of Supervisor in the last 2 years. Also have a part-time job with another organization that serves as a prospective employer should my full-time position be eliminated. I work the second job because I LOVE it, and also because I'm working to eliminate my credit card debt.

Member Payment Dependent Notes Series 693629

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
693629	$10,000	$10,000	10.37%	1.00%	March 14, 2011	March 19, 2016	March 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 693629. Member loan 693629 was requested on March 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	OMNITRANS TRANSIT	Debt-to-income ratio:	12.47%
Length of employment:	6 years	Location:	HESPERIA, CA

Home town:
Current & past employers:	OMNITRANS TRANSIT
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/05/11 > NONE Borrower added on 03/05/11 > IF MY LOAN IS APPROVE, I WILL PAID OFF MY TWO CREDIT CARDS AND BUY DOWN MY TRUCK LOAN , Borrower added on 03/05/11 > IF MY LOAN IS APPROVE, I WILL PAID OFF MY TWO CREDIT CARDS AND BUY DOWN MY TRUCK LOAN , Borrower added on 03/06/11 > did you receive my answer's to the question's you requested?

A credit bureau reported the following information about this borrower member on March 5, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,537.00	Public Records On File:	0
Revolving Line Utilization:	83.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
A few questions: 1. Starting with your gross income per month , can you tell us what is NET income (e.g. after tax and 401K etc) and then list your major expenses so that we are comfortable that you can pay this loan off? It should include your mortgage payment, other payments on debt, credit cards, etc. 2. How much do you owe on your home and how much is it CURRENTLY worth (go to zillow.com if needed)? 3. What is the outstanding amount and interest rate of your credit cards and truck loan you are trying to consolidate? I look forward to helping you out. Thx!	Type your answer here.my last 3 months gross income is 5000.00( incl. over time) and my net income is 3800.00. My major expenses are: mortgage $880.08 per month,Bal. 143,500.00, worth $135,000 now but the market will up?,truck pymt.248.44, bal. $4,417.00 ,% rate 10.25, m/c pymt $110.00,bal. $5,500.00,%rate 10.25 ( I closed the account for a fix rate with chase bank agreement), vise card,pymt $79.00 ,bal. $3,100.00. %rate 16.99%, best buy Bal. 81.00 will balance this month, line of credit pymt $60.00,bal. 14,000.00. thanks
Thx for answering. For your line of credit of $14,000, what is your interest rate? Thx!	the % on the line of credit is 4%, the payment is 42.66 per month which is % only, I also $100.00 per for principal , the loan is due 10yrs. Soon I paid off the two credit cards and my truck, my goal is paid off the line of credit and this loan within 5 yrs ( debt free)... thank
what do u do for omni transportation THANKS IN ADVANCE	omnitrans is a public transportation system for the san bernardino valley which provide bus service for 16 cities. I work as a coach operator for 6.7 yrs.

Member Payment Dependent Notes Series 693645

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
693645	$8,000	$8,000	19.36%	1.00%	March 14, 2011	March 19, 2016	March 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 693645. Member loan 693645 was requested on March 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Spirit Aerosystems	Debt-to-income ratio:	13.45%
Length of employment:	10+ years	Location:	Claremore, OK

Home town:
Current & past employers:	Spirit Aerosystems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/05/11 > Funding is to be used to purchase equipment at the end of a lease. I have contracts for orders using this equipment. I make payments on time and pay in full. The payment amount will fit into my budget as I have been making 1680.00 payments on the lease, this will free up some of the monthly budget to help with additional merchandise and to make advance payments on the loan. I have worked for the same company since 1981 so this year I have worked there for 30 years. I do not intend to stop my regular job until after all of the equipment and loans are paid in full. This way in case the ecomony continues to decline, I will still be able to complete my obligations to the loan payments.

A credit bureau reported the following information about this borrower member on March 5, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	32
Revolving Credit Balance:	$5,631.00	Public Records On File:	1
Revolving Line Utilization:	62.60%	Months Since Last Record:	105
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain the public record from 105 months ago? If it was a bankruptcy please explain the circumstances and explain why you are in a better position now? Thanks.	I had been laid off for several years and during that time we had extra expenses of both children graduating, we thought we had our finances under control, but did not. At this time I have 30 years in at my job and they are on an upswing hiring, I have enough seniority that they would have to lay everyone off and close the doors to lay me off. As with anything, this is not an impossibility, but looking at the work load it appears I should be able to retire with the work the plant has as well as remain employed till this loan is paid in full.
What is Spirit Aerosystems and what do you do there? Thanks.	Spirit Aerosystems is a worldwade aircraft manufacturer based out of Wichita, Kansas, which contracts the production of aircraft parts for Boeing, General Dynamics, Airbus, and other large aerospace companies. I am a Quality Technician (Inspector) at their Tulsa, Oklahoma, facility.

Member Payment Dependent Notes Series 693648

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
693648	$10,000	$10,000	5.79%	1.00%	March 10, 2011	March 19, 2014	March 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 693648. Member loan 693648 was requested on March 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,083 / month
Current employer:	PITNEY BOWES	Debt-to-income ratio:	1.97%
Length of employment:	10+ years	Location:	BARRINGTON, NJ

Home town:
Current & past employers:	PITNEY BOWES
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/11 > Thank you

A credit bureau reported the following information about this borrower member on March 5, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1985	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,007.00	Public Records On File:	0
Revolving Line Utilization:	12.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 693652

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
693652	$3,000	$3,000	10.37%	1.00%	March 9, 2011	March 19, 2014	March 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 693652. Member loan 693652 was requested on March 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,460 / month
Current employer:	Starbucks	Debt-to-income ratio:	14.66%
Length of employment:	5 years	Location:	henderson, NV

Home town:
Current & past employers:	Starbucks
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/05/11 > Buying a used vehicle from family member

A credit bureau reported the following information about this borrower member on March 5, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,506.00	Public Records On File:	0
Revolving Line Utilization:	80.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 693679

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
693679	$5,600	$5,600	17.51%	1.00%	March 10, 2011	March 20, 2016	March 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 693679. Member loan 693679 was requested on March 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,583 / month
Current employer:	Humana Military Healthcare Services	Debt-to-income ratio:	6.50%
Length of employment:	2 years	Location:	Louisville, KY

Home town:
Current & past employers:	Humana Military Healthcare Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/06/11 > Hello investors! The main reason for my loan is to payoff credit card debt. The total amount of my loan will wipe out all of my consumer credit card debt. The monthly payment is less than I am paying on all my CC's monthly, and the rate is better than the average of all my CC interest rates. I am super excited to get this ball rolling. The debt mostly stemmed from a flood that damaged our home in August 2009, paying for the repairs & cleanup. A little background of my work & payment history....I have worked in health insurance for nearly 5 years. I got my first home when I was 20 years old, where I live now with my husband & son. I am never late(usually early) on all my bills, and put payments before any recreation. I will not let you down if you choose to fund my loan. The only default I ever had was in 2007, and that was one late payment due to my temporary "pregnant memory loss" :-) Thank you for reading & giving me the chance to pay my debt, and put money in YOUR pocket instead of the evil credit card companies. Borrower added on 03/08/11 > A BIG thank you to all investors already funding my loan!! I have complete confidence it will be fully funded by the end of the 14th day. I am counting down the days until I can pay my credit cards in full and focus on this one loan instead of 6 different card companies!

A credit bureau reported the following information about this borrower member on March 5, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2006	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	49
Revolving Credit Balance:	$6,472.00	Public Records On File:	0
Revolving Line Utilization:	60.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My THRE questions are: ONE: What is your position with current employer? (B-R-I-E-F job description) TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. Lending Club does not allow cosigners. After funded, borrower income qualifies promissory note that must be issued. But Is OK for another's income to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Good morning :) I'm happy to answer any questions. I work for an insurance company that administers healthcare to active duty & retired military families, in the billing enrollment department. I have been there for 2 years and we actually just won the next contract, so my position is secure for the next 5-6 years. My gross income that was required for the Lending Club application does NOT include my husband's income. Together we gross $60K. We believe after marriage "whats my money is your money and your money is my money" and work as a team to pay bills & debts. As for the last question, I do fully plan to pay this loan off before the 5 years is up. I cannot fully commit to extra payments EVERY month, but times like tax refund time & bonuses at work will equate to an extra loan payment. I'd like to have the loan paid off in 3-4 yrs vs. the entire 5 yrs.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Q1: No HELOC, and the mortgage is down to 76K. Q2: Per zillow, my home's market value is 79K. I'm not sure that is accurate, as the value per the city tax form I received last October said 85K. First home purchase in a low cost of living area. Nothing extravagant :-)

Member Payment Dependent Notes Series 693707

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
693707	$2,500	$2,500	6.92%	1.00%	March 14, 2011	March 22, 2014	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 693707. Member loan 693707 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,052 / month
Current employer:	NASA	Debt-to-income ratio:	1.68%
Length of employment:	4 years	Location:	Kemah, TX

Home town:
Current & past employers:	NASA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/11 > This loan will be used to purchase an Open Bic Sailing Boat. The boat itself costs $2300, which includes the boat, sail, rigging, and trailer. The additional money requested is to cover any taxes and origination fee. I have always wanted a small sailboat, and living right next to the water presents a perfect time to get one. I have a stable job in the area and the monthly payments are well within my ability to pay at my current pay grade (and I will be getting a pay raise in a couple of weeks which provides even more room). If you have any questions, please feel free to ask. Thank you for considering my loan.

A credit bureau reported the following information about this borrower member on March 5, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,634.00	Public Records On File:	0
Revolving Line Utilization:	20.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 693814

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
693814	$8,000	$8,000	10.37%	1.00%	March 10, 2011	March 20, 2014	March 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 693814. Member loan 693814 was requested on March 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	PES	Debt-to-income ratio:	20.26%
Length of employment:	4 years	Location:	sedalia, MO

Home town:
Current & past employers:	PES
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/06/11 > I need to pull credit card debt into one monthly payment. I had some family issues this year that put me in a tight spot. I bring home over 3k a month and fully plan on paying this off in approximately a year, and have received bonus's going on 4 years all large enough to pay the entire note out before taxes. If you all can give me a hand i will be sure to return the favor for others when i am back on top.

A credit bureau reported the following information about this borrower member on March 6, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	21	Months Since Last Delinquency:	20
Revolving Credit Balance:	$10,029.00	Public Records On File:	0
Revolving Line Utilization:	74.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is PES and what do you do there?	ProEnergy Services, we build, operate, and maintain power plants all over the world. I am an IT guy.

Member Payment Dependent Notes Series 693820

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
693820	$8,000	$8,000	10.00%	1.00%	March 11, 2011	March 20, 2014	March 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 693820. Member loan 693820 was requested on March 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	Catholic Healthcare West	Debt-to-income ratio:	22.80%
Length of employment:	< 1 year	Location:	Los Angeles, CA

Home town:
Current & past employers:	Catholic Healthcare West
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/06/11 > Thank you so much! I plan to pay off all of my credit card debt! Most of it stemmed from my purchase of a new macbook pro. I have a history of always paying my payments on time because I am both responsible and reliable. However, looking ahead, I saw that the new high interest rate was going to be a problem. That is why I am just so relieved to have found out about LendingClub (through mint.com). Finally I found a better solution! Instead of transferring the balance to another credit card with a zero percent interest rate for a short period of time, I was able to consolidate with LendingClub. Yes!

A credit bureau reported the following information about this borrower member on March 6, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	73
Revolving Credit Balance:	$6,852.00	Public Records On File:	0
Revolving Line Utilization:	34.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 693845

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
693845	$15,000	$15,000	11.11%	1.00%	March 16, 2011	March 20, 2014	March 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 693845. Member loan 693845 was requested on March 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,167 / month
Current employer:	University of Michigan Hospital	Debt-to-income ratio:	7.70%
Length of employment:	5 years	Location:	Ann Arbor, MI

Home town:
Current & past employers:	University of Michigan Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 6, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	59
Revolving Credit Balance:	$9,332.00	Public Records On File:	0
Revolving Line Utilization:	63.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Registerd Nurse, Welcome to Lending Club. I'm interested helping finance your loan. My THREE questions are: ONE: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. Lending Club does not allow cosigners. After funded, borrower income qualifies promissory note that must be issued. But Is OK for another's income to help repay your loans. TWO: Lending Club loans feature NO prepayment penalty. You've initially selected 3-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 3-yrs? OR short term (number y-e-a-r-s please): 2-3 yrs? 1-2 yrs? < 1-yr? THREE: Usually 300 loans listed, today 427 are listed; all won't 100 percent fund. When your listing expires, if 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY because AON (ALL-OR-NONE) borrower demand rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($12 - $14K) fixed interest, term limited, partial loan and pay off higher APR interest debts. After 6-months current payments, you're automatically eligible to relist unfunded $'s or list new loan purpose, $ amount. Partial loan reduces interest $'s paid MAJORITY more expensive APR debts. Partial loan an available, financially favorable, option you should seriously consider.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	#1 the gross monthly income is mine alone. My husband is self employed so I usually do not include his income because it is difficult to verify. #2 I plan to pay off the loan in approx 2 years. I am currently in graduate school to become a Nurse Practitioner and will graduate in the spring of 2013. #3 I will accept a partial loan as the objective is to pay off high interest credit cards.
Please list all of your debts one by one, including interest rates, balances, and monthly payments (for example, "Credit Card 1, $2000, 20%, $100/month") and say which of these debts you'll be paying off with this loan. What is this debt from, and what will you do to avoid accruing more debt in the future? What is your job and how stable is it? Thanks.	I am an RN and my job is very stable. I have 6 years seniority and our hospital (UofM) is financially fit. Debts: Chase- $3200 21% Bank of America- $3200 17% Best Buy- $2200 24% Ally car payment- $6400 9% These are all of my debts except my mortgage which is $1450.00. I will be paying off all of my debt. I am currently paying each card 200.00 per month and the car loan is 200.00 per month. I am in graduate school and will graduate in the spring of 2013 as a nurse practitioner. My plan is to pay off the loan at that time. thanks for considering

Member Payment Dependent Notes Series 693893

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
693893	$6,500	$6,500	10.00%	1.00%	March 11, 2011	March 20, 2016	March 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 693893. Member loan 693893 was requested on March 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	n/a	Debt-to-income ratio:	9.84%
Length of employment:	3 years	Location:	Las Vegas, NV

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 6, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,976.00	Public Records On File:	0
Revolving Line Utilization:	86.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My THREE questions are: ONE: A. Employer? Income sources? OR B. If self employed, what is occupation? TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. Lending Club does not allow cosigners. After funded, borrower income qualifies promissory note that must be issued. But Is OK for another's income to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Hello, thank you for your quesitons. I'll do my best to answer them completely. 1. I am self employed but have only one customer. I've worked as an engineer for a company based in the UK for 3 years. During the first 2 years my wages were wired to my bank with no taxes, FICA or the other withholdings that are normally taken out. I had to do all of these things myself every month. After 2 years I figured I needed a better plan, so I started a corporation (I'm the president) that would make life easier for me. After one year this has worked great for me. I run everything through Quickbooks and pay myself a salary. 2. My gross monthly income does not include a spouse, fiancee or partner. I will say that my corporation takes in about $80k per year. And I pay myself a $55k salary. 3. Realistically, I'm probably looking to pay it off within 3 years or sooner even though the payment is quite low. Thanks, Ed

Member Payment Dependent Notes Series 693902

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
693902	$3,825	$3,825	10.00%	1.00%	March 9, 2011	March 20, 2014	March 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 693902. Member loan 693902 was requested on March 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Tax Defense Network	Debt-to-income ratio:	12.39%
Length of employment:	1 year	Location:	Jacksonville, FL

Home town:
Current & past employers:	Tax Defense Network
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/06/11 > This loan will be used as operating capital. I currently have a few websites that are considered to be assets. One in particular is starting to climb up the rankings on the search engines and starting to gain real traction in the market place. It's built about exercise dvds which is a very large market. This money will help with being able to develop sites faster, and get them promoted quicker to where they are getting the traffic desired. Most sites that are being built will be held for long term assets, but some of them can also be sold for a quick profit on Flippa.com I won't be flipping too many of them though because the websites become increasingly more valuable as they age. I currently have savings and plenty of money available to me as credit, but this loan is a big deal as it will enable me to focus more on building the business. Paying it back is absolutely no problem at all.

A credit bureau reported the following information about this borrower member on March 6, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	40
Revolving Credit Balance:	$1,700.00	Public Records On File:	0
Revolving Line Utilization:	50.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Tax Defense Network and where did you work prior to that?	I work in the Client Relations Department. I'm one of the key people in the department. I maintain our reputation by dealing with potential refund issue or complaints to the Better Business Bureau. Tax Defense Network is currently the fastest growing company in Jacksonville with now over 150 employees. Previous to beginning at Tax Defense Network I was the president of Franklin Financial Group here in Jacksonville. I started that company from the ground up so I did a little bit of everything throughout the three years that I was with the company. If you have any more questions please let me know. Thank you, Jason
Hi there, A few questions: 1. Starting with your gross income per month , can you tell us what is NET income (e.g. after tax and 401K etc) and then list your major expenses so that we are comfortable that you can pay this loan off? It should include your rent, other payments on debt, credit cards, etc. I would like to evaluate your ability to repay w/o income from your websites. 2. What is the inquiry in last 6 month regarding? Thx!	Sure right now my monthly expenses are very low. I have low balances on all of my credit cards. My total amount of bills going out a month is under 1000, and that's including my rent payment. Right now I have over 4k in savings, 3k available revolving credit. There is more than enough coming in right now for me to be able to pay this loan off. The inquiries in the last 6 months have been me raising capital and obtain other lines of credit as well. I'm not looking to obtain credit to build debt, but to be able to build assets with the money that is available.

Member Payment Dependent Notes Series 693932

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
693932	$20,000	$20,000	14.91%	1.00%	March 14, 2011	March 20, 2016	March 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 693932. Member loan 693932 was requested on March 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	US Department of Homeland Security	Debt-to-income ratio:	16.85%
Length of employment:	9 years	Location:	garwood, NJ

Home town:
Current & past employers:	US Department of Homeland Security
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/06/11 > The purpopse of the loan is to consolidate high-interest accounts that two large banks, despite requests for re-structuring, have refused to work with me on. Both banks received written requests for special consideration after explaining unfortunate hardships immediately following my wedding, nor were they willig to assist me after the birth of my daughter and health problems that followed soon after returning from the hospital in January. As a result, I am now struggling to fight the interest and bring my overall balances down. Please contact me at anytime for any further information -as this loan will be posted for the next 13 days, I am on active-duty orders with my military unit but located domestically and will be glad to assist in any way that I can. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on March 6, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,446.00	Public Records On File:	0
Revolving Line Utilization:	62.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
DHS Agent, Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: What is your position with current employer? (B-R-I-E-F job description) TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. Lending Club does not allow cosigners. After funded, borrower income qualifies promissory note that must be issued. But Is OK for another's income to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Usually 300 loans listed, today 427 are listed; all won't 100 percent fund. When your listing expires, if 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY because AON (ALL-OR-NONE) borrower demand rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($16 - $18K) fixed interest, term limited, partial loan and pay off higher APR interest debts. After 6-months current payments, you're automatically eligible to relist unfunded $'s or list new loan purpose, $ amount. Partial loan reduces interest $'s paid MAJORITY more expensive APR debts. Partial loan an available, financially favorable, option you should seriously consider.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Sir -current position is Training Section / Squad Supervisor at the Newark Field Office. I'm also a program manager for an International Personnel Recovery Program out of the NoVa area. Additionally, I am in my 16th year of service with the Military - I see that you're in VaBch, VA. My affiliation with the Military is also in VaBch/Little Creek. The income listed is gross annual income, and does not include my spouse. Gross annual for both (2010) is approximately 150K. This will be slightly lower this year -my spouse is not working at present, due to the birth of our daughter in January. She returns to work as a dental hygienist in one month. My goal for repayment would realistically be within 4 years. I appreciate the explanation of partially funded loans and the options available to borrowers. I would be open to and will consider partially funded loans, and again, thank you for that information. I think I've responded to your questions -if you have anything further, please don't hesitate to write. Thank you, Sir.
Hi. Thanks for posting your loan. Could please provide balances, APR, and minimum payments for each of the accounts you plan to consolidate? Moreover, given the large amount you will potentially borrow from the LC community, it would be great if you verified your income with the Lending Club (w2, pay-stubs, etc.) This information will help me gage whether your financial situation/cash flow will, in fact, be improved pursuant to this loan. Thanks in advance for your answers.	One account is a Citi assist loan that my spouse had for school. The monthly payment on this loan is 323.77 which recently jumped from 162.00. This happened due to the terms on the loan -this was a loan that my wife had prior to our marriage that was to completely be paid off in 6 years from the time of agreement. There is approx 26K remaining. Amex balance is 7300 at 15.25%(v) with a payment 151.00 each month. There is another Citi Student Visa that my wife holds that I will comletely eliminate -this carries a balance of 2900, at a monthly payment of 168.00 but the interest on this is 28.99%. I will be able to provide W2s for my wife and I and I can also provide proof of employment and pay, if needed. My wife and I recently had a baby in January. She returns to work as a dental hygienist in one month, so she has no current pay stubs. She is collecting disability for maternity leave, which I can also provide information on, if needed. I thank you for your help!! Please let me know if anything further is needed. Thanks again.
How do we know a few months down the road you won't try to negotiate this loan down? In effect, change the rules in the middle of the game.	I guess the reality is that you don't know. What I can say is that the only time I've tried to negotiate "new" terms on an agreement was just recently when I became aware of the hard terms on my [now] wife's student loan agreements that she became involved with while putting herself through NYU, -this combined with notices from Citi/Amex after the Govt ordered the new restrictions on rate increases with the banks. Banks seemes to have taken any high balance accounts and imposed high interest rates. This had affected many in this country, in addition to myself. I was, however, successful with other credit card agencies in relating some common sense and re-establishing my original low interest rate. I had just been married, incurred some debt from the wedding, coupled with a hardship shortly afterwards -most agencies heard what was happening, understood, and returned my accounts to their original low interest state. The larger companies -Citi, in particular, was not as understanding, blaming all interest increases on "the computer system." This was beyond my comprehension. Outside of these circumstances, I have seen to all of my commitments through -whether related to work or family. If you have further questions, please let me know. Thank you.
Can you verify your income with lending club? I want to fund your loan but verifying your income is necessary. Your loan will attract many more investors if you verify your income with Lending Club. You can contact Lending Club by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income and you might need to hint to the credit review staff member that you WANT to verify your income PROACTIVELY. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of 100% funding.	I can verify my income. I was asked this question yesterday by another investor and they also inquired about my spouse's income which was not included on the original application. If the LC support staff suggests I verify hers too, I will provide prompt verification. I missed the business hours for LC today, but can call them tomorrow and insist that I verify. That being said, I will email them now for an assist on how to complete this task. I appreciate the guidance here and will follow through. Thank you.
What is the interest rate on the Citi loan? Thanks!	Hello. I don't have the paperwork here in front of me right now, but in one of my responses two days ago, I recall the rate as being approx 25.99. I can get a confirmation on that once I get my hands on the paperwork. Thank you.
You seem sincere and I share your dislike of citibank, as others have said please keep in mind we are real working people behind these Member numbers and not a bank. I am investing in your loan on faith. To my question, I don't see it above but what will your wife's income be when she returns to work?	I sent a response, but I'm not certain that it went through.. I appreciate your message and I thank you for your help. My wife returns to work shortly on a limited weekly schedule -3 days per week for the first few months. As a hygienist, her income on that schedule will be in the neighborhood of 3K/mo. We don't have a hard number because patient schedules may vary slightly from week to week. Through our financial planning, however, we've been using that number to work off of. I hope this helps. Thank you again for your help.
Since this is a debt consolidation loan, please detail each line of credit you have, the amount you owe, the interest rate, and the amount you pay monthly. Indicate which will and which will not be payed off using this loan.	I don't have all the paperwork with me here -I am on a military training exercise at present. I will have everything later on. If all responses are posted on the site for investors to read, I did have all balances, APRs and which accounts will be handled with this loan. In a nutshell, my Citi, Amex, Barclay Visa will all be paid in full. Please let me know if you cannot access my past responses and I will gather all information for you. Thank you.
Hello, you mention above that you have 16 yrs Military Service???.. is that Active Duty or Reserve ? if Active Duty what is your current Pay grade/Rank & housing allowance amount, also if active duty? what financial hardship did you experience after the birth of your daughter / when she feel ill?, since medical care is provided to Military member and dependents at no to cost to the member, in most cases. You have a pretty hefty income, just curious..	I was on active duty for 5+ years before moving into the reserves. I'm currently an E7 and as a reservist, do not receive BAH. My full time employer is DHS. The hardship was on my wife's side, with my father in law. He had troubles with his health and his employer around the time that we were married and his promised contribution ($) to the wedding costs were no longer available -this of course at the 11th hour, so we paid for everything alone. Around the time of our daughter's birth, he became ill again. Our daughter became sick just after being born, as did my wife. Although insurance many of the costs, I there were additional costs for medicine and treatment that were unexpected. I did not use Tri-Care and as a reservist (not fully activated), did not have the baby under MIL care. I hope this addresses your questions. Thank you for your help.
What would be your major monthly expenditures? What are you paying per month for the debt, rent, car loans(?), any medical bills? No need to get really detailed, maybe just the top five most expensive monthly bills. Thanks.	My monthly expenditures are rent- 2000, car payments (2) are 700, insurance 170 and utilities, which, in total, don't usually exceed 500. Thank you for your help.
With your stated income and monthly costs above, it seems there would be funds available to pay down your debt without another loan. Can you explain - thanx.	Thank you for your message. I think that I may be able to pay the debt down without a doubt. The concern that I have is that creditors, now more than ever, see account balances and their system automatically determines that customers develep debt-to-income problems. This will cause a creditor to lower your credit line without alerting you until it's already done, or they will consider you a high risk and raise your interest rate on your existing balance. Either way, I establish better ground, over time, with this lower interest rate. My goal is to make it through the financial problems of our country without getting sucked down like so many others. I hope this answers your question. Thank you again for your help.

Member Payment Dependent Notes Series 693933

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
693933	$3,000	$3,000	5.79%	1.00%	March 9, 2011	March 21, 2014	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 693933. Member loan 693933 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,000 / month
Current employer:	Norfolk Southern Railroad	Debt-to-income ratio:	18.00%
Length of employment:	5 years	Location:	wirtz, VA

Home town:
Current & past employers:	Norfolk Southern Railroad
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/11 > I plan to install a pool at my home. I need 3000.00 to complete this project. My credit score is a 758. I own my own home and have no mortgage. The assesment on my home is 180,000.00. I have worked for a very large company Norfolk Southern Railroad for 5+ years. I make over 48,000.00 a yr. I have NEVER been late with my payments.

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,543.00	Public Records On File:	0
Revolving Line Utilization:	30.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 693954

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
693954	$11,400	$11,400	7.29%	1.00%	March 14, 2011	March 20, 2014	March 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 693954. Member loan 693954 was requested on March 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,177 / month
Current employer:	Quest Diagnostics	Debt-to-income ratio:	12.26%
Length of employment:	10+ years	Location:	San Juan Capistrano, CA

Home town:
Current & past employers:	Quest Diagnostics
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/06/11 > My job is very stable and I have been with same company for 18 years! This money will be used to consolidate some debt and pay it off for good. Thank you!

A credit bureau reported the following information about this borrower member on March 6, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,969.00	Public Records On File:	0
Revolving Line Utilization:	35.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a consolidation loan, please provide the Balances and APRs of the debts you are consolidating? To make that task easier, you can go to: https://www.readyforzero.com/snapshot to create a verified report of your credit cards that does not include your name or personal information, by enabling the "Public Snapshot" feature and pasting the provided URL in your answer. Thank you in advance.	Sure. This is credit card debt acquired after my husband was laid off several years ago. $771.99 @ 12.99% $5423.78 @ 13.99% $5316 @ 19.24%
Hi. What specific debt will you consolidate with this loan? Thank you.	This is credit card debt acquired after my husband was laid off several years ago. $771.99 @ 12.99% $5423.78 @ 13.99% $5316 @ 19.24%
Do you hold the title to your home under your *own* name? What is the total balance of the mortgage loans and any HELOC you owe on your home? What is the current market value of your home? (use zillow.com if unsure)	Mortgage $219,735.66. No HELOC. current market value $245,000.
Is your husband working?	no he has not earned an income since 2009.

Member Payment Dependent Notes Series 693993

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
693993	$5,000	$5,000	7.66%	1.00%	March 10, 2011	March 20, 2014	March 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 693993. Member loan 693993 was requested on March 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Lowe Construction	Debt-to-income ratio:	8.49%
Length of employment:	4 years	Location:	Friday Harbor, WA

Home town:
Current & past employers:	Lowe Construction
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/06/11 > I'm finishing up a remodel for an apartment I own with my mother in a LLC and $5,000 will finish the kitchen and bathroom improvements so we can rent it out in a couple of months. We own two other apartments that are currently rented with year leases. Borrower added on 03/06/11 > I need $5,000 to finish kitchen and bathroom improvements in an apartment I own with my mother in a LLC so I can rent it out in a couple of months. We own two other apartments that are currently rented with year leases.

A credit bureau reported the following information about this borrower member on March 6, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,258.00	Public Records On File:	1
Revolving Line Utilization:	42.70%	Months Since Last Record:	109
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 694032

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
694032	$3,000	$3,000	11.11%	1.00%	March 9, 2011	March 20, 2014	March 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 694032. Member loan 694032 was requested on March 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Cosmo Films	Debt-to-income ratio:	17.04%
Length of employment:	3 years	Location:	Elkton, MD

Home town:
Current & past employers:	Cosmo Films
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 6, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	67
Revolving Credit Balance:	$7,552.00	Public Records On File:	0
Revolving Line Utilization:	81.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 694067

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
694067	$4,000	$4,000	5.42%	1.00%	March 10, 2011	March 20, 2014	March 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 694067. Member loan 694067 was requested on March 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,800 / month
Current employer:	faztec industries	Debt-to-income ratio:	7.25%
Length of employment:	6 years	Location:	staten island, NY

Home town:
Current & past employers:	faztec industries
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 6, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$229.00	Public Records On File:	0
Revolving Line Utilization:	0.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 694089

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
694089	$5,800	$5,800	7.29%	1.00%	March 14, 2011	March 21, 2014	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 694089. Member loan 694089 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,523 / month
Current employer:	Our Kitchen to Yours	Debt-to-income ratio:	9.43%
Length of employment:	5 years	Location:	El Mirage, AZ

Home town:
Current & past employers:	Our Kitchen to Yours
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/11 > With the help of this loan I will be able to get rid of all credit card debt and high interest rates so I will have the ability to eliminate all of my debt with the exception of my mortgage.

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	66
Revolving Credit Balance:	$5,259.00	Public Records On File:	0
Revolving Line Utilization:	49.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a consolidation loan, please provide the Balances and APRs of the debts you are consolidating? To make the task easier, you can go to: https://www.readyforzero.com/snapshot to create a verified report of your credit cards that does not include your name or personal information, by enabling the "Public Snapshot" feature and pasting the provided URL in your answer. Thank you in advance.	2174.31 Chase/Amazon 23.24% 1347.03 paypal 23.99% 2157.29 BofA 23.24% The top three are the credit cards I will use this loan for. The bottom two will be paid off by April 15 with my tax refund and some of my savings leaving me with only this loan and my mortgage as my debt. 555.90 usbank 24.54% 600.06 chase/formerly WAMU 28.24%
Hi. What specific debt will you consolidate with this loan? And can you comment on the delinquency 66 months ago? Thank you.	2174.31 Chase/Amazon 23.24% 1347.03 paypal 23.99% 2157.29 BofA 23.24% The top three are the credit cards I will use this loan for. The bottom two will be paid off by April 15 with my tax refund and some of my savings leaving me with only this loan and my mortgage as my debt. 555.90 usbank 24.54% 600.06 chase/formerly WAMU 28.24% That Delinquency was from a stupid 20 year old moving out of state without enough funds. Since then I have grown up improved my credit score bought a house and have made on time payments.

Member Payment Dependent Notes Series 694199

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
694199	$8,800	$8,800	10.00%	1.00%	March 10, 2011	March 20, 2014	March 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 694199. Member loan 694199 was requested on March 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$20,833 / month
Current employer:	Connolly Bove Lodge & Hutz	Debt-to-income ratio:	7.23%
Length of employment:	10+ years	Location:	LOS ANGELES, CA

Home town:
Current & past employers:	Connolly Bove Lodge & Hutz
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/06/11 > I've worked as a patent attorney for more than ten years and my income is stable. Due a divorce, my non-retirement savings was depleted and I had to incur some personal debt to pay legal fees for myself and for my ex-wife (by court order, because of my relatively high income), which will take a few years to pay off. These were initially at a low promotional rate but one card has reverted to a rate of 18%. I am seeking a loan to pay down the balance of the high-rate card. My credit score would be higher were it not for a corporate landlord overcharging me for a security deposit in an apartment almost three years ago, which I refused to pay on principle. The total amount in dispute was around $300 -- not worth going to court over. My stubborness can be your gain, because you will realize a higher rate for less risk than should fairly be attributed to my account.

A credit bureau reported the following information about this borrower member on March 6, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1986	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,827.00	Public Records On File:	0
Revolving Line Utilization:	32.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Attorney, Welcome to Lending Club. I'm interested helping finance your loan. My questions are: Lending Club loans feature NO prepayment penalty. You've initially selected 3-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 3-yrs? OR short term (number y-e-a-r-s please): 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Realistically, from 2-3 years.
Hello, one question: It shows that you ask for 8K8 while having a revolving balance of 36K ? Does that mean you will keep most of your debt instead of asking for a higher amount with this loan?	This loan is only to pay off a high-rate credit card debt. I have no other such debts and no plans to ask for additional funds for the foreseeable future.

Member Payment Dependent Notes Series 694223

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
694223	$5,000	$5,000	9.63%	1.00%	March 10, 2011	March 20, 2014	March 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 694223. Member loan 694223 was requested on March 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Tom Reilly Construction	Debt-to-income ratio:	3.45%
Length of employment:	1 year	Location:	ARCADIA, CA

Home town:
Current & past employers:	Tom Reilly Construction
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/06/11 > I wish to eliminate quickly several high interest rate credit cards. Even though the balances are minimal I prefer to consolidate this debt and make one payment each month to facilitate my personal budget management.

A credit bureau reported the following information about this borrower member on March 6, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2007	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,234.00	Public Records On File:	0
Revolving Line Utilization:	27.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi there, A few questions: 1. Starting with your gross income per month , can you tell us what is NET income (e.g. after tax and 401K etc) and then list your major expenses so that we are comfortable that you can pay this loan off? It should include your rent, other payments on debt, credit cards, etc. 2. What is the type, outstanding amount, and interest rate of your debt you are trying to consolidate? Thx!	Type your answer here. Sure, I can help here. My average gross income per month is $4,300.00 and the net income is approximately $3,200.00. Monthly expenses include rent, $950.00; utilities (including cell phone and internet etc) $150.00; and food, $500.00. I give my wife around $500.00 monthly to put in her account. There are no other major expenses. No cars etc. It is consumer debt on several credit cards around $4000.00, which is not bad but the interest rates are 13% and for new purchases one card is going to 18%. I want to pay these off and get them out of my life, cancel the cards and keep just one card that I can use in the event of an emergency. I hope this helps.

Member Payment Dependent Notes Series 694231

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
694231	$8,800	$8,800	18.25%	1.00%	March 14, 2011	March 20, 2016	March 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 694231. Member loan 694231 was requested on March 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Our Lady of Peace	Debt-to-income ratio:	13.89%
Length of employment:	2 years	Location:	Louisville, KY

Home town:
Current & past employers:	Our Lady of Peace
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/06/11 > I am paying off my 1000 dollar credit card bill. Paying for car insurance and just going to live comfortably.

A credit bureau reported the following information about this borrower member on March 6, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,794.00	Public Records On File:	0
Revolving Line Utilization:	99.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at Our Lady of Peace and where did you work prior to that?	I work on a unit with autistic kids. I work small jobs prior to this because I played baseball in college so I really couldn't work.
Your credit report says you are carrying just under $8K in debt and $8K is the amount your are requesting. Will you be consolidating the entire amount? In my opinion that would be the wise thing to do?	I don't know where that 8k is coming from I only have a 1000 credit card bill and I mean I have a car payment but I don't know where the 8k is coming from.

Member Payment Dependent Notes Series 694259

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
694259	$8,000	$8,000	14.17%	1.00%	March 9, 2011	March 20, 2016	March 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 694259. Member loan 694259 was requested on March 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,083 / month
Current employer:	GALLO WINERIES	Debt-to-income ratio:	8.50%
Length of employment:	4 years	Location:	MODESTO, CA

Home town:
Current & past employers:	GALLO WINERIES
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 6, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	49
Revolving Credit Balance:	$4,195.00	Public Records On File:	0
Revolving Line Utilization:	33.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My THREE questions are: ONE: What is your position with current employer? (B-R-I-E-F job description) TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. Lending Club does not allow cosigners. After funded, borrower income qualifies promissory note that must be issued. But Is OK for another's income to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Type your answer here.MY POSITION WITH GALLO WINERIES IS FORKLIFT OPERATER, BASICALLY I WORK IN THE RAIL DEPT. ON RECEIVING AND MY DEPT. IS IN CHARGE OF PUTTING AWAY FINISHED PRODUCT AS IT COMES DOWN OFF OF THE PRODUCTION LINES. THE INCOME THAT I STATED IS MY INCOME ALONE, I MAKE $21.20 AN HOUR, AND I DO WORK OVERTIME, 2-3DAYS A WEEK. 3-4YRS. I COULD DEFINITLY PAY THIS LOAN OFF!

Member Payment Dependent Notes Series 694331

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
694331	$6,800	$6,800	7.66%	1.00%	March 14, 2011	March 20, 2014	March 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 694331. Member loan 694331 was requested on March 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,250 / month
Current employer:	n/a	Debt-to-income ratio:	9.49%
Length of employment:	10+ years	Location:	Van Nuys, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 6, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1986	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	57	Months Since Last Delinquency:	3
Revolving Credit Balance:	$12,097.00	Public Records On File:	0
Revolving Line Utilization:	15.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 694369

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
694369	$2,400	$2,400	7.66%	1.00%	March 9, 2011	March 20, 2014	March 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 694369. Member loan 694369 was requested on March 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,083 / month
Current employer:	Commtronics of Virginia	Debt-to-income ratio:	21.06%
Length of employment:	10+ years	Location:	Ford, VA

Home town:
Current & past employers:	Commtronics of Virginia
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 6, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,793.00	Public Records On File:	0
Revolving Line Utilization:	48.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 694413

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
694413	$6,000	$6,000	10.00%	1.00%	March 9, 2011	March 20, 2014	March 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 694413. Member loan 694413 was requested on March 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	STAPLES THE OFFICE SUPERSTORE	Debt-to-income ratio:	12.93%
Length of employment:	10+ years	Location:	NEW YORK, NY

Home town:
Current & past employers:	STAPLES THE OFFICE SUPERSTORE
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/06/11 > i will be using the loan to pay for my wedding on July 2 2011 Borrower added on 03/06/11 > i have bee employed at my current job for 13 years with durect deposit Borrower added on 03/08/11 > I created my 2012 budget and this loan will be paid in full by March 1 2012

A credit bureau reported the following information about this borrower member on March 6, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,462.00	Public Records On File:	1
Revolving Line Utilization:	68.80%	Months Since Last Record:	85
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, few questions: What is it you do for a living and what other debt are you carrying in addition to the LC loan you are seeking?	I am an Inventory Manager at Staples Office Superstore. I have been with the company for 13 years. I currently have credit cards in very good credit standing.

Member Payment Dependent Notes Series 694445

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
694445	$4,100	$4,100	10.74%	1.00%	March 14, 2011	March 22, 2016	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 694445. Member loan 694445 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	A Running Start	Debt-to-income ratio:	14.76%
Length of employment:	1 year	Location:	Mohnton, PA

Home town:
Current & past employers:	A Running Start
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/11 > I want to use this loan to pay off a high interest credit card that I am very unhappy with.

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,432.00	Public Records On File:	0
Revolving Line Utilization:	39.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi there, 1. Starting with your gross income per month, can you tell us what is NET income (net of 401K, tax, FSA, etc.) and then list your major expenses so that we are comfortable that you can pay this loan off? Major expenses should include your rent, medical bill (if any), food, monthly credit card payment, and other loan monthly payment. Thx! 2. What is the inquiry in last 6 month regarding? 3. What is the outstanding amount and interest rate of your credit card you are trying to consolidate? Thx!	Hi there, Sorry for the delayed response. Below are the answers to your questions. 1.Gross income a month is $1000. Net income a month is $800 after taxes, no FSA, no 401K, no extra deductions. Major expenses are: Rent $200/MO, Medical $20/MO, Credit Card $75/MO(this is the credit card I am looking to consolidate), Gas $100/MO, Food $75/MO, School Loan $42.43/MO. 2. Sorry, don't completely understand what you are asking. 3. Outstanding amount on Credit Card is $4,117.77 with an APR of 14.99% If you have any more questions please let me know. Sincerely, Borrower

Member Payment Dependent Notes Series 694502

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
694502	$10,000	$10,000	10.37%	1.00%	March 15, 2011	March 20, 2014	March 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 694502. Member loan 694502 was requested on March 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,557 / month
Current employer:	Maximus	Debt-to-income ratio:	24.37%
Length of employment:	10+ years	Location:	Los Angeles, CA

Home town:
Current & past employers:	Maximus
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/11 > Greetings. I would like to consolidate some high interest credit cards. So far I haven't been able to put a dent on the credit cards because of the interest. I've been very consident with my payments, but balances have not gone down very much. This loan will go towards paying about 9500$ in credit cards (the amount also takes into account the Lending Club fee) . I hope that you can help me achieve this goal. Thank You. Borrower added on 03/07/11 > I would like to consolidate some high interest credit cards. So far I haven't been able to put a dent on the credit cards because of the interest. I've been very consistent with my payments, but balances have not gone down very much. This loan will go towards paying about 9500$ in credit cards (the amount also takes into account the Lending Club fee) . I hope that you can help me achieve this goal. Thank You.

A credit bureau reported the following information about this borrower member on March 6, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	13
Revolving Credit Balance:	$10,792.00	Public Records On File:	0
Revolving Line Utilization:	40.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 694553

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
694553	$6,000	$6,000	10.37%	1.00%	March 10, 2011	March 20, 2014	March 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 694553. Member loan 694553 was requested on March 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,500 / month
Current employer:	Hawaii Pacific Health	Debt-to-income ratio:	7.02%
Length of employment:	10+ years	Location:	Honolulu, HI

Home town:
Current & past employers:	Hawaii Pacific Health
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/11 > Get my family out of debt!

A credit bureau reported the following information about this borrower member on March 6, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1987	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	27
Revolving Credit Balance:	$5,591.00	Public Records On File:	0
Revolving Line Utilization:	78.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Hawaii Pacific Health?	Nurse
Please list all of your debts one by one, including interest rates, balances, and monthly payments (for example, "Credit Card 1, $2000, 20%, $100/month") and say which of these debts you'll be paying off with this loan. What is this debt from, and what will you do to avoid accruing more debt in the future? How stable is your job? Thanks.	I have 5 credit cards with interest rates about 18-20%. Majority of debt accrued while on unpaid leave of absence while daughter was in hospital. Job is quite stable. Have been with hospital 15+ years.
I'm sorry to hear about your daughter. Is that situation over, and you are you back to work full time?	Yes, and she is fine, thankfully!
Hi, interested in funding your loan but would want to know what other debt you will keep in addition to this new LC loan. Thanks!	I will still have a car payment, about $445 per month.
I will invest in your loan. All the best with your future and please remember that we are real people investing our savings in your loan, no Wall Street Fat Cats...	Thanks. So glad to have learned about this loan.

Member Payment Dependent Notes Series 694719

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
694719	$1,750	$1,750	12.68%	1.00%	March 9, 2011	March 21, 2014	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 694719. Member loan 694719 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,250 / month
Current employer:	n/a	Debt-to-income ratio:	16.80%
Length of employment:	1 year	Location:	Pontiac, MI

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/11 > 16.30 credit pay off chase 931, oldnavy 464, target 222, macys 135

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,487.00	Public Records On File:	0
Revolving Line Utilization:	86.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 694726

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
694726	$9,600	$9,600	10.00%	1.00%	March 15, 2011	March 23, 2014	March 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 694726. Member loan 694726 was requested on March 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	Omni Systems	Debt-to-income ratio:	21.73%
Length of employment:	5 years	Location:	Chardon, OH

Home town:
Current & past employers:	Omni Systems
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 9, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1991	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	6
Revolving Credit Balance:	$111,611.00	Public Records On File:	0
Revolving Line Utilization:	17.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 694727

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
694727	$7,000	$7,000	16.40%	1.00%	March 9, 2011	March 21, 2016	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 694727. Member loan 694727 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	Boston College	Debt-to-income ratio:	24.88%
Length of employment:	6 years	Location:	Brighton, MA

Home town:
Current & past employers:	Boston College
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,370.00	Public Records On File:	0
Revolving Line Utilization:	95.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My THREE questions are: ONE: What is your position with current employer? (B-R-I-E-F job description) TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. Lending Club does not allow cosigners. After funded, borrower income qualifies promissory note that must be issued. But Is OK for another's income to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Thank you for your interest, I am a Processing Specialist, I handle the charitble donations made to my employer, and maintain a database for them. Gross does not include additional income from her, together the household brings in closer to 70K. I would hope to be able to pay off the loan in 3/4 years. I hope tis answers your questions.
Please list your cc loans by credit card, apr, minimum payment due Your debt to income ratio is 25%. What other loans do u have apart from cc loans of 4000$ (education,personal, car etc) Can you itemize monthly budget (rent, utilitites, groceries, other spend) ?	M/C 25% $41 M/C 17% $18 Car $400/mnth Personal $75/month Rent $575 month Utl - $130 month Groce - $100/month

Member Payment Dependent Notes Series 694798

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
694798	$10,050	$10,050	9.63%	1.00%	March 9, 2011	March 21, 2014	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 694798. Member loan 694798 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,667 / month
Current employer:	Lake Hills Inn	Debt-to-income ratio:	9.86%
Length of employment:	4 years	Location:	Lake Havasu City, AZ

Home town:
Current & past employers:	Lake Hills Inn
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,462.00	Public Records On File:	0
Revolving Line Utilization:	13.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate as well as the debt(s) you are not looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	Hello and thank you for your question. I am looking to consolidate 3 credit cards: Chase Bank Slate MasterCard (balance $3143; 18.24%) Lowe's Consumer Card (balance $3651; 22.9%) Wells Fargo Visa (balance $4872; 15.65%) Our other debt includes a first & second mortgage on our residence totaling less than $197,000. I have every intention of paying off these accounts and closing them. I currently have savings in excess of $3000 to cover the remaining balances on these accounts. Both my husband and myself have implemented a spending budget and have devised a 5-year plan to eliminate the remainder of our debt. Thank you for your consideration.

Member Payment Dependent Notes Series 694861

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
694861	$7,000	$7,000	10.37%	1.00%	March 10, 2011	March 21, 2014	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 694861. Member loan 694861 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,438 / month
Current employer:	Tolleson Wealth Management	Debt-to-income ratio:	22.11%
Length of employment:	1 year	Location:	Dallas, TX

Home town:
Current & past employers:	Tolleson Wealth Management
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/11 > I just graduated from college in may and have a credit card balance I would really like to pay down but the interest rate is SO high! This loan is going to be my ticket out of high rate debt!

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	17
Revolving Credit Balance:	$8,839.00	Public Records On File:	0
Revolving Line Utilization:	80.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 694866

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
694866	$7,000	$7,000	10.00%	1.00%	March 9, 2011	March 21, 2014	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 694866. Member loan 694866 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,833 / month
Current employer:	General Electric	Debt-to-income ratio:	17.74%
Length of employment:	10+ years	Location:	watertown, MA

Home town:
Current & past employers:	General Electric
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/11 > Plan to payoff high interest credit cards and 1 high interest loan. Always pay bills on time. Have worked at the same place for 16 years. Monthly cost include rent, utilities, Car Insurance, Life Insurance, CC debt/loans, food and entertainment is $2300 Borrower added on 03/07/11 > Plan to payoff high interest credit cards and 1 high interest loan. Always pay bills on time. Have worked at the same place for 16 years. Monthly cost include rent, utilities, Car Insurance, Life Insurance, CC debt/loans, food and entertainment is $2300

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	43
Revolving Credit Balance:	$11,316.00	Public Records On File:	0
Revolving Line Utilization:	55.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at GE? What are the interest rates and amounts of the debts you are consolidating? How quickly do you anticipate paying off this loan?	Quality Manager. Credit Card @30%- $4000, loan @ 23%- 2300, set for 36 months, however I could see it take 24 months

Member Payment Dependent Notes Series 694904

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
694904	$6,900	$6,900	7.66%	1.00%	March 14, 2011	March 21, 2014	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 694904. Member loan 694904 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	Northwestern University	Debt-to-income ratio:	14.63%
Length of employment:	5 years	Location:	Chicago, IL

Home town:
Current & past employers:	Northwestern University
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	41
Revolving Credit Balance:	$14,443.00	Public Records On File:	0
Revolving Line Utilization:	55.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. What specific debt will you consolidate with this loan? And can you comment on the delinquency 41 months ago? Thank you.	Hello, I will be using this loan to pay off two credit cards (one $5,000 and one $1,693). Both have a high interest rate. I am not sure about the delinquency 41 months ago, but I can assure that I have not been late with any payments otherwise. Thank You.

Member Payment Dependent Notes Series 694981

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
694981	$12,000	$12,000	11.11%	1.00%	March 11, 2011	March 21, 2014	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 694981. Member loan 694981 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,280 / month
Current employer:	Central Fl. Lands and Timber	Debt-to-income ratio:	6.36%
Length of employment:	10+ years	Location:	Live Oak, FL

Home town:
Current & past employers:	Central Fl. Lands and Timber
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1991	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	66
Revolving Credit Balance:	$5,102.00	Public Records On File:	0
Revolving Line Utilization:	72.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: What is your position with current employer? (B-R-I-E-F job description) TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. Lending Club does not allow cosigners. After funded, borrower income qualifies promissory note that must be issued. But Is OK for another's income to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 3-yrs? OR short term (number y-e-a-r-s please): 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Usually 300 loans listed, today 427 are listed; all won't 100 percent fund. When your listing expires, if 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY because AON (ALL-OR-NONE) demands are rarely successful. Adantageous to accept 80 or 90 percent ($10 - $11K) fixed interest, term limited, partial loan becaus after 6-months current payments, you're automatically eligible to relist unfunded $'s or list new loan purpose, $ amount for HIP cost over runs. (Smile.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	1. Supervise workers doing their daily duties at a Tree Farm. Spray the chemicals and do odd and ends. 2. This was a yearly income of myself and my wife. 3. Proberally be at the 3 years, we are planning on paying it off within 2 and 1/2 years. 4. Yes we would accept a partial, but the question I have would we only be responsible for paying back the partial amount or the full $12,000.

Member Payment Dependent Notes Series 695019

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
695019	$5,000	$5,000	5.42%	1.00%	March 9, 2011	March 21, 2014	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 695019. Member loan 695019 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Alcoa	Debt-to-income ratio:	5.47%
Length of employment:	8 years	Location:	West Mifflin, PA

Home town:
Current & past employers:	Alcoa
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/11 > ATV Purchase

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,313.00	Public Records On File:	0
Revolving Line Utilization:	4.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi there, Starting with your gross income per month , can you tell us what is NET income and then list your major expenses so that we are comfortable that you can pay this loan off? Major expenses should include your mortgage, medical bill (if any), monthly credit card payment, and other loan monthly payment. Thx!	My net take home pay is $5800.00 per month. I have no medical bills (I have company insurance). My major expenses are a mortage payment of $970.00 and car payment of $470.00. I have 2 active credit cards that I put all misc expenses on (food, gas, clothes, entertainment, etc) with a monthly balance of $800 - $1200. I never carry a balance month to month and use the cards for points. I have no other loans.

Member Payment Dependent Notes Series 695035

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
695035	$15,000	$15,000	14.17%	1.00%	March 15, 2011	March 21, 2016	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 695035. Member loan 695035 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,167 / month
Current employer:	Century 21 Americana	Debt-to-income ratio:	1.55%
Length of employment:	7 years	Location:	san dimas, CA

Home town:
Current & past employers:	Century 21 Americana
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,849.00	Public Records On File:	0
Revolving Line Utilization:	20.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please provide detailed information (lender, outstanding principal balance, interest and minimum monthly payment amount) for all debts to be consolidated with this loan.	southland cu approx $5500.00 11%inter 116.00/month cc approx $3500.00 22%inter 300.00/month lowes approx $2000.00 22%inter 100.00/month jacsan approx $3800.00 0%inter 75.00/month
Investors will be more confident about funding your loan if your (1) income was verified and (2) Credit Review Status was approved. Please call Lending Club for the procedures and expedite completion of both.	i have my 2010 w-2 if needed.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	the home is not in my name, its in my fiance's name along with her mother. i just provided the down payment money for her. she had better credit at the time of purchase. thank you!
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house in your name? If not, who does? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	thanks for your consideration! the home i live in is in the name of my fiancee. i just provided the down payment money for her. she had a better fico score at the time of purchase. im not on loan or title. Chuck
What is Century 21 Americana and what do you do there? Thanks.	It is the leading real estate office in covina ca. i am a realtor, and real estate school instructor.
Why are you increasing the interest rate on your two largest debt amounts? Wouldn't it be better to only consolidate the two 22% rate amounts?	i want to pay the off

Member Payment Dependent Notes Series 695082

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
695082	$12,000	$12,000	10.37%	1.00%	March 11, 2011	March 21, 2014	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 695082. Member loan 695082 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,306 / month
Current employer:	Department Store	Debt-to-income ratio:	6.50%
Length of employment:	2 years	Location:	Cannon Falls, MN

Home town:
Current & past employers:	Department Store
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/11 > I am getting married in September and it is time to get serious about my financial situation. We are planning on having children soon after getting married and I do not want to have the stress of credit card debt to hinder such a positive experience.

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,304.00	Public Records On File:	0
Revolving Line Utilization:	77.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a consolidation loan, please provide the Balances and APRs of the debts you are consolidating? To make the task easier, you can go to: https://www.readyforzero.com/snapshot to create a verified report of your credit cards that does not include your name or personal information, by enabling the "Public Snapshot" feature and pasting the provided URL in your answer. Thank you in advance.	I went to the website you listed. Unfortunately, it wasn't able to link some of the credit cards. So, I've listed all my credit cards and the APR below. 1. $ 645.73 - 20.9% 2. $1,032.38 - 16.24% 3. $ 677.06 - 20.24% 4. $2,884.58 - 9.240% 5. $3,955.05 - 17.49% 6. $1,910.04 - 21.90% 7. $1,054.66 - 22.99%
Your employer is listed as "Department Store". What is that?	I did not feel comfortable giving the name of the actual department store that I work for. However, I can tell you that it is a well know department store with over 1,000 locations and growing. Over the past 3 years, we have posted positive comp sales, while many of our competitors have posted negative sales. Recently we even paid dividends on our stocks. I hope this answers your question. Thank you!
I understand why you don't want to list the name of the store. I would give you a bit of good advise, though. You state you will be married in Sept and the reason you need the money is to get stablizied, dependble,whatever. Just remember that an excellent tool only you and your spouse can do is to always, always, always keep an excellent credit rating. Only the two of you working together can do it. Always be the one to contact the LC, if something goes wrong. Don't wait for them to contact you (it is reported as delinquintcy and it should be). Also, be truthful to everyone about everything. You did not ask for my advise so you are not obligated nor charged. It is just that it appears you are young and I want you to be happy. AND, THAT'S THE SERMON OF THE DAY FROM A SENIOR. GOOD LUCK!!!	Thank you for your advice and support. I really appreciate it!

Member Payment Dependent Notes Series 695087

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
695087	$8,000	$8,000	14.54%	1.00%	March 15, 2011	March 21, 2014	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 695087. Member loan 695087 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	UNIVERSAL PROTECTION SERVICE	Debt-to-income ratio:	21.33%
Length of employment:	10+ years	Location:	UPLAND, CA

Home town:
Current & past employers:	UNIVERSAL PROTECTION SERVICE
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1977	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	35
Revolving Credit Balance:	$22,904.00	Public Records On File:	0
Revolving Line Utilization:	90.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 695093

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
695093	$16,000	$16,000	10.00%	1.00%	March 14, 2011	March 21, 2014	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 695093. Member loan 695093 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Millenium Partners	Debt-to-income ratio:	18.73%
Length of employment:	2 years	Location:	Miami, FL

Home town:
Current & past employers:	Millenium Partners
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,929.00	Public Records On File:	0
Revolving Line Utilization:	66.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 695127

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
695127	$6,000	$6,000	17.51%	1.00%	March 15, 2011	March 21, 2016	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 695127. Member loan 695127 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	board of ed	Debt-to-income ratio:	21.41%
Length of employment:	5 years	Location:	east elmhurst, NY

Home town:
Current & past employers:	board of ed
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/11 > Trying to buy a new car for our new edition baby ryan

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	26
Revolving Credit Balance:	$4,332.00	Public Records On File:	0
Revolving Line Utilization:	57.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My THRE questions are: ONE: What is your position with current employer? (B-R-I-E-F job description) TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. Lending Club does not allow cosigners. After funded, borrower income qualifies promissory note that must be issued. But Is OK for another's income to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Question 1 I am a secong grade teacher and have been for almost 6 years now . If u would like to know more feel free to ask Question 2 No that does not include my husbands salary that is my income from last year he makes around the same if not a little more. Question 3 To be honest i dont want it to go for the full five years id like it to be like more of a 3-4 year loan just the 301 where i am looking to be with my payents. Thank u for asking and also for serving for our country .

Member Payment Dependent Notes Series 695149

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
695149	$16,000	$16,000	10.00%	1.00%	March 16, 2011	March 23, 2014	March 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 695149. Member loan 695149 was requested on March 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,500 / month
Current employer:	Immigrant Legal Resource Center	Debt-to-income ratio:	17.76%
Length of employment:	6 years	Location:	Oakland, CA

Home town:
Current & past employers:	Immigrant Legal Resource Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/11 > This is a consolidation loan to pay off credit card debt I accumulated from law school six years ago. I've been able to pay double the minimum payment on the credit cards each month, but because of the hike in credit card APRs before the Obama credit card reform my APRS doubled and now will take me longer than I would like to pay them off. I would like to speed up payment of this debt through a loan.

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,170.00	Public Records On File:	0
Revolving Line Utilization:	56.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 695152

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
695152	$9,000	$9,000	14.54%	1.00%	March 11, 2011	March 21, 2014	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 695152. Member loan 695152 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,333 / month
Current employer:	Alliance Data Inc	Debt-to-income ratio:	8.84%
Length of employment:	3 years	Location:	Irving, TX

Home town:
Current & past employers:	Alliance Data Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	56
Revolving Credit Balance:	$6,941.00	Public Records On File:	0
Revolving Line Utilization:	49.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a consolidation loan, please provide the Balances and APRs of the debts you are consolidating? To make the task easier, you can go to: https://www.readyforzero.com/snapshot to create a verified report of your credit cards that does not include your name or personal information, by enabling the "Public Snapshot" feature and pasting the provided URL in your answer. Thank you in advance.	https://www.readyforzero.com/snapshot/11692e670aa04745

Member Payment Dependent Notes Series 695172

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
695172	$5,000	$5,000	6.92%	1.00%	March 14, 2011	March 21, 2014	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 695172. Member loan 695172 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	American Home Mortgage	Debt-to-income ratio:	10.59%
Length of employment:	1 year	Location:	Plano, TX

Home town:
Current & past employers:	American Home Mortgage
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/11 > Will use it to close on the sell of our house freeing up more money. I have a high 700's credit rating and have work in a very stable and sought after industry Information security.

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 695182

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
695182	$5,000	$5,000	6.92%	1.00%	March 11, 2011	March 21, 2014	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 695182. Member loan 695182 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Bureau of Prision	Debt-to-income ratio:	6.52%
Length of employment:	10+ years	Location:	Wildwood, FL

Home town:
Current & past employers:	Bureau of Prision
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/11 > I never miss a payment. Borrower added on 03/08/11 > adding quality home improvements Borrower added on 03/08/11 > I've worked in corrections for 10 plus years.... your getting your $ back. What's the problem? Borrower added on 03/08/11 > What is this?? I have to make people believe that I'm gonna pay them back..... It's a loan!!! Of course I'm gonna pay them back. Borrower added on 03/08/11 > I'm prior military & a correctional Officer. Integrity is every thing to me. Borrower added on 03/09/11 > My Credit Score speaks for it's self! Borrower added on 03/10/11 > My yearly salary is 55,844.00, Monthly 4653.66. The montly payment for this loan is 154.21.... Borrower added on 03/10/11 > Average Monthly Bills Total in the range of 2,250- 2,750

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 695255

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
695255	$10,000	$10,000	12.68%	1.00%	March 14, 2011	March 21, 2016	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 695255. Member loan 695255 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	State Street	Debt-to-income ratio:	12.04%
Length of employment:	4 years	Location:	South Boston, MA

Home town:
Current & past employers:	State Street
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/11 > Hello, I plan on using the funds to consolidate 4 credit card accounts, that were accumulated during college, and early in my career as I was trying to get by living and working in Boston, MA. I am looking to consolidate my accounts because the average APR of the 4 accounts is 25%. Lending Club offers a much more competitive rate.

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	44
Revolving Credit Balance:	$9,601.00	Public Records On File:	0
Revolving Line Utilization:	37.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 695331

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
695331	$2,375	$2,375	11.11%	1.00%	March 10, 2011	March 21, 2014	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 695331. Member loan 695331 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,322 / month
Current employer:	n/a	Debt-to-income ratio:	18.46%
Length of employment:	n/a	Location:	San Pedro, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/11 > Spent Christmas with daughter for first time in 20 years and we made up for lost time. I want to pay down credit cards with high interest rates, and build some savings. Borrower added on 03/07/11 > I am paying off student loans and have never been late with a payment. It's important to me to pay my bills on time. Although I retired a bit early and have a limited monthly income, my expenses (minus food, miscellaneous expenses and credit card debt, the latter usually around $110). I'm learning more about credit since I retired. I write, and have been published in the past, and, now that I'm retired, hope within the coming year to re-establish myself in the market. My income is from pension and SSI, which is set to increase along the way. I am always willing to work with people to do what is best. Borrower added on 03/07/11 > Intended to say expenses are very minimal.

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,751.00	Public Records On File:	0
Revolving Line Utilization:	86.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 695397

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
695397	$12,000	$12,000	7.29%	1.00%	March 14, 2011	March 21, 2014	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 695397. Member loan 695397 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,636 / month
Current employer:	UNITED STATES POSTAL SERVICE	Debt-to-income ratio:	13.50%
Length of employment:	6 years	Location:	Philippi, WV

Home town:
Current & past employers:	UNITED STATES POSTAL SERVICE
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,334.00	Public Records On File:	0
Revolving Line Utilization:	48.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. Can you please clarify the title of your loan - what does "Less than 3" refer to? Thank you.	This is the first time borrowing from this website. Not sure what I was supposed to put down. It just has a special meaning between my girlfriend and myself....Stupid I know. Ive always had great credit and dont want to take a hit on it. So I am paying off a couple credit cards at a lower APR....Thanks, Please Lend
what are your balances and the APRs that you are paying off with this loan Thanks	One card has a balance of $3,850 @ 12.99. The other is $4,595.35 @ 14.99. But is now showing 0 available credit. Using over 70% of available credit.. Which is not good for my credit.
Hi Couple of questions: 1. ) Please list all your debts (all open Credit Lines), APRs', outstanding balances, monthly payments for each, durations and please highlight the debt that is going to be paid-off/adjusted with this loan. 2.) Please list your take home pay, savings, all your households' expenses including mortage/rent, home-insurance, health-insurance payments, medication expenses & if any tax liens, alimony & child-care expenses?	I have answered my credit card questions to another lender if you'd like to take a look. I take home approx. 1400.00 every two weeks give or take a couple hundred. I pay 610 a month in mortgage, house insurance included thru escrow acct. Health insurance taken out of my check. I pay 210 a month car payment. All just off the top of my head.
Do you hold the title to your home under your *own* name? What is the total balance of the mortgage loans and any HELOC you owe on your home? What is the current market value of your home? (use zillow.com if unsure)	The mortgage I am paying is under my name only. Monthly mortgage payment is 512.51.....97.71 goes to escrow. Which makes a grand total of 610.22 per month. My current mortgage balance is $81,180.19. The home and property I am mortgaging is worth approx. 95,000.
Why do you need 12k to pay off 8k in credit cards? Are there other loans you intend to pay off with this that you do not have listed?	The extra money will be used for Disney vacation this summer.

Member Payment Dependent Notes Series 695402

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
695402	$1,800	$1,800	14.91%	1.00%	March 10, 2011	March 21, 2014	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 695402. Member loan 695402 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	The home depot	Debt-to-income ratio:	14.98%
Length of employment:	10+ years	Location:	Orlando, FL

Home town:
Current & past employers:	The home depot
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/11 > I just got notice that my landlord has not paid on the home I was renting and now the bank is forcing me out, loan is to help my downpayment due to this issue Borrower added on 03/07/11 > I just got notice that my landlord has not paid on the home I was renting and now the bank is forcing me out, loan is to help my downpayment due to this issue Borrower added on 03/07/11 > This is my second time using lending club and my first loan was very helpful , I never missed a payment always on time. Borrower added on 03/07/11 > This is my second time using lending club and my first loan was very helpful , I never missed a payment always on time.

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	44
Revolving Credit Balance:	$5,255.00	Public Records On File:	0
Revolving Line Utilization:	93.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you please list the loan ID# of your first Lending Club loan?	Borrower Member Loan 392932

Member Payment Dependent Notes Series 695429

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
695429	$10,000	$10,000	7.29%	1.00%	March 16, 2011	March 21, 2014	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 695429. Member loan 695429 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Compleat Restorations	Debt-to-income ratio:	20.69%
Length of employment:	9 years	Location:	Lancaster, PA

Home town:
Current & past employers:	Compleat Restorations
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/11 > This loan is to pay off high interest credit cards.I take pride in paying my bills on time every month. My wife and i have very stable jobs and I have been with my Firm for 9 years to date.

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,746.00	Public Records On File:	0
Revolving Line Utilization:	27.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the current interest rate and amounts owed on the debt you wish to consolidate?	10,000. At anywhere from 18 to 25 percent

Member Payment Dependent Notes Series 695430

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
695430	$24,000	$24,000	11.11%	1.00%	March 15, 2011	March 21, 2014	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 695430. Member loan 695430 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,763 / month
Current employer:	Vishay Intertechnology	Debt-to-income ratio:	5.11%
Length of employment:	2 years	Location:	Phoenixville, PA

Home town:
Current & past employers:	Vishay Intertechnology
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/11 > I would like to consolidate my pay off my credit card debt.

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,045.00	Public Records On File:	0
Revolving Line Utilization:	46.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Is the title to your home in your name? What is the total balance of the mortgage loans and any HELOC you owe on your home? What is the current market value of your home? (use zillow.com if unsure)	Type your answer here. Yes; balance is approx. $360K and home equity loan is in the thrity something thousand range - not sure exactly. Current market value is approx. $500K
What does Vishay Intertechnology do? What is your job description?	Type your answer here. Manufactures semiconductors and passive components. I am the VP of Internal Audit and Corporate Governance.
I would like to help fund your loan, but please answer the following question(s): Please list the credit cards (or other debts) with their corresponding balances, interest rates & minimum monthly payments that will be paid off with this loan. The L.C. community wants to fund loans, and this basic information helps tremendously. Thanks in advance!	Type your answer here. Bank of America; $1318; 9.99% Saks; $600; 23% Discover; $2118; 18.24% Fulton Bank; $1358; 10.24% Capital one; $9787; 15.9%
When you say quick repay, do you intend to pay off loan early? Less than 36 months?	Type your answer here. My goal is to payoff in less than 36 months.
1.What is your NET monthly income? 2.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 3Are you the sole wage earner? Thanks.	Type your answer here. $8,792 after tax and savings. Mortgage is $3,165 plus home equity loan of $650, utilities, phone, food, all else etc. covered by approx $1,200 to 1,300. No car payment; no children. Yes - sole wage earner.
The total of the credit card balances listed is only about $15K. What is the rest of the loan for? Also, some of the APRs are less than the LC loan rate. Why payoff lower interest loans?	Type your answer here. When I first applied I was thinking/hoping I would get an interest rate at least around the minimum I was already paying on my other cards and I could have one payment monthly. If I get the full amount, I would use the rest for some other personal items but I wanted the peace of mind to think of only one or two payment a month; I was also unsure if I would use the full amount.

Member Payment Dependent Notes Series 695460

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
695460	$1,600	$1,600	14.17%	1.00%	March 10, 2011	March 21, 2016	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 695460. Member loan 695460 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,375 / month
Current employer:	WANHO Mfg.	Debt-to-income ratio:	13.76%
Length of employment:	7 years	Location:	Terryville, CT

Home town:
Current & past employers:	WANHO Mfg.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	43
Revolving Credit Balance:	$37,786.00	Public Records On File:	0
Revolving Line Utilization:	85.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Specifically, what are the loan proceeds to be used for?	I am looking for a 4 cyl. car with good gas mileage around $2,500 to $3,000. I would like to finance $1,500 and will be using cash for remaining balance due. Thank you.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	My 1st mortgage balance is $121,000 with a HELOC of $22,000. The current appraised value registered with the town is $195,000. Thank you.

Member Payment Dependent Notes Series 695482

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
695482	$5,600	$5,600	13.80%	1.00%	March 14, 2011	March 22, 2014	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 695482. Member loan 695482 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Stiegelbauer Associates	Debt-to-income ratio:	4.11%
Length of employment:	10+ years	Location:	brooklyn, NY

Home town:
Current & past employers:	Stiegelbauer Associates
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	8	Months Since Last Delinquency:	14
Revolving Credit Balance:	$3,787.00	Public Records On File:	0
Revolving Line Utilization:	47.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Stiegelbauer Associates and what do you do there? What will loan proceeds be used for? Revolving balance is less than amount requested.	Type your answer here. Stiegelbauer Associates is a company that builds scenery for television shows such as Saturday Night Live. I am a stagehand and I help the art director build and organize the scenery before the show airs. Im using the loan to pay off my credit cards as the interest rates are unfair, and so i have one bill to worry about. Piece of mind if you will. Also it will help me finish up a car that I am restoring. Thank You, This will really help me out.

Member Payment Dependent Notes Series 695499

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
695499	$13,000	$13,000	7.29%	1.00%	March 15, 2011	March 21, 2014	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 695499. Member loan 695499 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	HunterDouglas Fabrication	Debt-to-income ratio:	7.68%
Length of employment:	10+ years	Location:	Hyndman, PA

Home town:
Current & past employers:	HunterDouglas Fabrication
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,067.00	Public Records On File:	0
Revolving Line Utilization:	34.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a consolidation loan, please provide the Balances and APRs of the debts you are consolidating? To make the task easier, you can go to: https://www.readyforzero.com/snapshot to create a verified report of your credit cards that does not include your name or personal information, by enabling the "Public Snapshot" feature and pasting the provided URL in your answer. Thank you in advance.	$5739.17 17.24% $4247.72 11.24% $3181.51 0.00%
Hi. What specific debt will you consolidate with this loan? Thank you.	Credit cards
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house in your name? If not, who does? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	1. no mortgage 2. deed is in my name 3. no HELOC 4. ? 5. lived here for 15 years

Member Payment Dependent Notes Series 695575

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
695575	$5,000	$5,000	5.79%	1.00%	March 11, 2011	March 21, 2014	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 695575. Member loan 695575 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	BROOKS INSURANCE SERVICES	Debt-to-income ratio:	9.31%
Length of employment:	8 years	Location:	BONITA SPRINGS, FL

Home town:
Current & past employers:	BROOKS INSURANCE SERVICES
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/11 > I am buying 1.14 acres of land in Naples, Florida. This is property that was selling for over 100,000 when the market was up there. I am buying it for investment to sell it in over 10 years. Now its the time to buy, please help me!! Thanks. Borrower added on 03/08/11 > The closing on this property is scheduled for the 16th of this month. Please help me with quick funding. I will answer any questions that you may have. I pay all of my bills on time, I do not over spend, I invest instead of spending. I know this 1.14 acres of land in Naples will turn a profit for me when I sell it 10-15 years from now. I thank you very much for your support. Thanks. Borrower added on 03/09/11 > To those who have invested in me, thank you very much!!! I am really excited about this. Please keep up investing.

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,725.00	Public Records On File:	0
Revolving Line Utilization:	33.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 695598

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
695598	$4,000	$4,000	11.11%	1.00%	March 10, 2011	March 21, 2014	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 695598. Member loan 695598 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	Design Platform LLC	Debt-to-income ratio:	17.16%
Length of employment:	2 years	Location:	Denver, CO

Home town:
Current & past employers:	Design Platform LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/11 > Paying off high interest credit cards to lower monthly payments. I cant wait to cut them into pieces.

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	9
Revolving Credit Balance:	$4,191.00	Public Records On File:	0
Revolving Line Utilization:	82.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please comment on your delinquency 9 months ago. Thank you.	That deliquency is US Bank Home Mortgage, and I was unaware of it. Payment was made on time and their records show double payment for July. Their reporting shows a similar thing this year on my account, but no deliquency. I have filed a dispute with Experian to correct that deliquency. Account is current and no payments were late. Thank you for bringing this to my attention, I wouldn't have known it was on there.

Member Payment Dependent Notes Series 695647

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
695647	$3,750	$3,750	10.00%	1.00%	March 15, 2011	March 21, 2016	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 695647. Member loan 695647 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,042 / month
Current employer:	department of health	Debt-to-income ratio:	26.55%
Length of employment:	10+ years	Location:	batavia, NY

Home town:
Current & past employers:	department of health
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/11 > using money to pay off my debt using 5 years instead of three to make smaller payments

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,774.00	Public Records On File:	0
Revolving Line Utilization:	26.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 695672

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
695672	$4,200	$4,200	14.54%	1.00%	March 9, 2011	March 21, 2014	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 695672. Member loan 695672 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,417 / month
Current employer:	etr associates	Debt-to-income ratio:	4.45%
Length of employment:	5 years	Location:	santa cruz, CA

Home town:
Current & past employers:	etr associates
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/11 > On my return home, after living abroad for a couple of years, I accrued a small pile of debt during my job search. Now, 5 years in to working for a great local non-profit, I've been carrying this little mountain with me each and every month and am finally ready to get back to zero. Perhaps it was the larger meltdown of the financial world around me, or maybe it was just the tiresome burden of making little dents each pay period -- but whatever woke me up, it made me realize that financial responsibility is just as important as ethical responsibility to leading a healthy life. Thanks to this great program for providing such an exciting model of micro-finance, and I honestly look forward to participating from the other side once I've cleared this hurdle.

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2007	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,009.00	Public Records On File:	0
Revolving Line Utilization:	87.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a consolidation loan, please provide the Balances and APRs of the debts you are consolidating? To make the task easier, you can go to: https://www.readyforzero.com/snapshot to create a verified report of your credit cards that does not include your name or personal information, by enabling the "Public Snapshot" feature and pasting the provided URL in your answer. Thank you in advance.	https://www.readyforzero.com/snapshot/ef27632cc1d64da6
Thanks for providing the details of your current debts. How much do you current pay toward those 5 cards per month? Also, how stable is your job?	Currently I try to pay at least twice the minimums each month, but I found my biggest problem has been tagging on the occasional purchase on each card as the need arises. I plan on paying off these cards with this and canceling them. My job is pretty stable, more so than most in these trying times -- luckily my place of employment is a fairly large and respected non-profit that has been in existence for 30 years.

Member Payment Dependent Notes Series 695733

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
695733	$6,000	$6,000	7.66%	1.00%	March 15, 2011	March 23, 2014	March 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 695733. Member loan 695733 was requested on March 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	daniels heating and a/c	Debt-to-income ratio:	13.30%
Length of employment:	5 years	Location:	fontana, CA

Home town:
Current & past employers:	daniels heating and a/c
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/11 > I plan to pay off all of my credit cards with this loan. I have about 9 credit cards and I am paying well over $300 dollars a month. Borrower added on 03/10/11 > ı will only keep 2 of the 9 credit cards that i have so will not have this problem again..

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	60
Revolving Credit Balance:	$5,272.00	Public Records On File:	0
Revolving Line Utilization:	43.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what's with Delinquency about 60 months ago?	Im not sure what delinquency you are taking about, but around that time my wife was laid off from her job.I was the only one working and unfortunately we fell behind on some bills.with this loan we I feel my family and i can get back on track.

Member Payment Dependent Notes Series 695748

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
695748	$8,000	$8,000	10.37%	1.00%	March 16, 2011	March 26, 2014	March 26, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 695748. Member loan 695748 was requested on March 12, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Grant County Corrections	Debt-to-income ratio:	14.26%
Length of employment:	5 years	Location:	Ephrata, WA

Home town:
Current & past employers:	Grant County Corrections
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/11 > This loan would be for debt consolidation, basically to take all of my pymnts and make one monthly pymnt out of it. Any questions pls ask. Thank You Henry

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	33	Months Since Last Delinquency:	14
Revolving Credit Balance:	$5,868.00	Public Records On File:	1
Revolving Line Utilization:	19.70%	Months Since Last Record:	116
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 695753

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
695753	$20,000	$20,000	20.85%	1.00%	March 16, 2011	March 21, 2016	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 695753. Member loan 695753 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Razorfish	Debt-to-income ratio:	20.89%
Length of employment:	4 years	Location:	Chicago, IL

Home town:
Current & past employers:	Razorfish
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/11 > Still early in the year, and I wanted to follow up on a new year's resolution to do a major debt consolidation in 2011! I have 1 previous loan with Lending Club from 2010, and I received an email saying "because you have done a great job maintaining on time payments, you are now eligible to apply for a new loan." So, I figured it would be a good time to apply. As for using the funds, I plan to pay off 6 different accounts totaling nearly $27k. Doing the math on my current monthly payments for these 6 accounts, this new Lending Club loan with it's monthly payment of $809 will save me about $225 a month. That's a savings of $2,700 over 1 year! I hope to be able to make this happen with your funding. Please let me know of any questions. Thanks! Borrower added on 03/10/11 > UPDATE LC lowered my loan total from $30k to $20k after their full review. That is the reason for the discrepancies in my original loan description. I will provide additional info in another update shortly. Borrower added on 03/10/11 > UPDATE: Debt Consolidation Details My goal with this debt consolidation is to pay off higher interest balances. Here are the ones I will pay off, for a total of $18,335. CC#1 = $3,347@30.24% - $150 mo CC#2 = $6,796@25.24% - $254 mo CC#3 = $4,192@29.74% - $139 mo Loan (not LC) - $4,000@29.50% - $169 mo This is approximately $712 a month in current payments. The new LC loan for $20k will be a monthly total of $539 a month, meaning a savings of $173 a month. That's a savings for me of over $2,000 in one year! Borrower added on 03/10/11 > UPDATE: Monthly Budget After the debt consolidation, here is my planned monthly budget. I'm going to keep this as relatively high level buckets. Monthly net income = $4,870 Rent = $1,295 Transit = $86 Utilities (Electric and Gas) = $200 DSL and Cable = $90 Groceries and Food = $450 College Loans = $388 Existing LC Loan = $199 New LC Loan = $539 Other Credit = $485 TOTAL = $3,732 $4,870 - $3,732 = $1,138 remaining per month for anything else miscellaneous Note that I do not have a car, so I do not have any payments there. I use public transportation in Chicago. Also note that my phone is mostly covered by my employer.

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,274.00	Public Records On File:	0
Revolving Line Utilization:	97.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a consolidation loan, please provide the Balances and APRs of the debts you are consolidating? To make the task easier, you can go to: https://www.readyforzero.com/snapshot to create a verified report of your credit cards that does not include your name or personal information, by enabling the "Public Snapshot" feature and pasting the provided URL in your answer. Thank you in advance.	Thank you for the suggestion on the site. Honestly, I had trouble with it recognizing all my logins. For the ones that it did recognize, the interest information wasn't always correct, and you could manually override it anyway. Instead, I will manually update the loan description with the balance and APRs and minimum monthly payments of the debts I'm consolidating.
Will this new loan payoff your existing Lending Club loan or will you have 2 Lending Club loans?	The new LC loan will NOT payoff my existing LC loan. The point of the new loan is to consolidate my higher interest rate debts. I have a great rate on the existing LC loan, so that is not one I will payoff with the new loan funds.
Could you please list the ID # of your current LC Loan. Also, could you please detail Balances, APR & monthly payments of debts to be consolidated with this loan. (Ex CC#1 = $5000@24% - $70 mo) Plus any other debts that are not being consolidated? Thank You	Thanks for your question. My existing LC loan is 526701. The funds were used for moving and furniture for a new apartment. As for the info on the debts I will consolidate with the new loan, I will update the loan description with that information.
Hi, I just had a couple of questions regarding your loan application: - What is your monthly budget (net wages, housing expenses, vehicle expenses, living expenses, etc.)? - Do you plan to payoff your existing lending club loan with this new loan? If not, what is the balance, interest rate, and monthly payment of the existing lending club loan? - What is the balance, interest rate, and monthly payment for each of the debts that you are planning to pay off with this loan? - Do you have any additional debt that you are not plannign to payoff with this loan? If so, please list balance, rate and payment. Thanks, and best of luck with your loan.	I will update the loan description with this information.
Please describe your current loan with LC: Principal amount, monthly payments, interest rate. What did you do with the loan money?	Hi, thanks for the question. Existing LC loan was for moving expenses and furniture for a new apartment. Info is as follows: Borrower Member Loan 526701 Amount Requested $6,000 Loan Purpose Moving and relocation Interest Rate 11.86% Loan Length 3 years (36 payments) Monthly Payment $198.89 / month I will not be paying this off with the new loan since I have a great rate. I will be paying off higher interest debts.
(1) What is your position with Razorfish? (2) For each of your 6 different accounts what interest rate are you currently being charged? How much was your first Lending Club loan and when did you take that out? Thanks in advance for your cooperation in answering these questions.	Sure, here are the answers: 1) I am a Project Manager, for 4yrs and 7mo actually, and have a very secure position there. 2) I will update the loan description with this info. 3) Please check for this answer to show up in response to another lender's question. I have just answered it.
What was the previous lending club loan amount and purpose? Please share the loan number. The monly payment on THIS loan is $540, did you apply for a higher amount or change the term.	Happy to answer. On the existing LC loan, see my response to another lender. I have just provided those details. On the new LC loan, LC reduced the amount from $30k to $20k after I applied. I accepted the reduced amount. I am going to update the loan description to clarify how I plan to consolidate with the new $20k amount.
-What is Razorfish and what do you do there? -How much is your monthly rent? Thanks.	Thanks for the questions. Razorfish is a major digital advertising agency. I am a Project Manager and my position is very secure there. My monthly rent is $1,295.
Before I think of adding any of my funds to your loan, I need to ask a few questions. 1) Could you please detail Balances, APR & monthly payments of debts to be consolidated with this loan. (Ex CC#1 = $5000@24% - $70 mo) Plus any other debts that are not being consolidated? 2) What do you plan to do with your credit cards once you received this loan? 3) How long do you actually intend to keep this loan? Thank You	Sure, here are the answers: 1) I will update the loan description with this information. 2) Payed off card accounts will remain open since length of credit history is good for my credit score. I do not plan to use the paid off cards at all. 3) As far as I can tell right now, I intend to keep the new loan for the full term, unless in the coming years I have more income and am able to pay it off sooner.
What is your position with Razorfish?	Hi, I am a Project Manager at Razorfish, which is a major digital advertising agency.
HI, I'm interested in funding your loan, but I have a few questions first. 1) Since this is a debt consolidation loan, please list your debts, interest rates, and the amount you pay every month. For instance CC1 $2000, 23.9% APR, $200/month 2) What is the Loan ID for your previous Lending Club loan? I apologize in advance for the number of questions. We only see 14 metrics from your credit report (DTI, Credit score, info about credit lines, RCB, Payment history, etc.) and some basic information about you (location, salary, employer, rent/mortgage, etc.). Most lenders have very strict standards regarding who we lend to, your answers to these questions, will help us decide whether to fund your loan or not. There are hundreds of people on lending club looking for funding and some will go home empty handed. Thanks in advance for answering my questions. Sincerely, -LL Herndon, VA	I will update the loan description with this information.
Are you planning on closing any of the credit lines you are paying off with this loan?	Thanks for the question. I do not plan to close the credit lines in an effort to have longer credit history and improve my credit score. My plan is to not use those lines at all anytime in the near future.
Can you break your revolving credit down into whom you owe, what amounts, at what interest rate, and with what minimum payment?	Sure, a lot of people are asking and I am going to update the loan description with this information.
Hi, Can you provide your NET monthly income and detail your monthly expenses (ie. rent, car payments, other loan payments that will not be consolidated by this loan, groceries, utilities, gas, insurance, cell phone, clothing, miscellaneous expenses, etc.) Also, I see that you say that your monthly payment will be $809, but I see above that monthly payment is ~$540. Can you clarify? Thank you!	Yes, I will provide a monthly budget breakdown in the loan description. As for the monthly payment discrepancy, LC lowered the loan total from $30k to $20k after their full review.
I am going to ask as well, and only because you have yet to update the listing with this information, but please could you please detail Balances, APR & monthly payments of debts to be consolidated with this loan? (Ex CC#1 = $5000@24% - $70 mo). Please just answer this one item, and I am sure you will have the attention of dozens of lenders. Thank you.	The listing is now updated with these details. I submitted it last night, but LC has to review before it will be posted. So, it takes a little bit of time.
thank you for your responses. i will be making a significant contribution to your loan today - good luck with your consolidation and please do not let us down!	Thank you very much for your contribution. I am a responsible person with a stable job, and will make my payments on time.
I see that while this loan will cost you 20.85%, your first Lending Club was at an interest rate of only 11.86%. Any thought as to why Lending Club now considers you to be a greater risk than previously?	Good question. I believe the higher rate is due to the new loan being a significantly higher amount than the first, rather than being about any risk differential.
"$1,138 remaining per month for anything else miscellaneous" Does this mean you are only paying minimum on all your loans or will a substantial amount of this discretionary income be applied towards loans?	Hi there. At least initially, I would only be paying the minimum on my loans. I think it would be very risky to not leave a buffer in my budget. As you can see, the budget I listed in the description is a core budget for things that are more/less required. I must leave additional funds in my budget for personal expenses such as clothes, entertainment, etc. I actually should have listed my dog expense as well, which I would budget at about $75 a month on average (he's a big dog). Of course there will always be unplanned costs that will come up each month, so I think it's very reasonable to leave additional money in your budget as I have.

Member Payment Dependent Notes Series 695876

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
695876	$5,000	$5,000	10.37%	1.00%	March 16, 2011	March 22, 2014	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 695876. Member loan 695876 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,435 / month
Current employer:	n/a	Debt-to-income ratio:	13.03%
Length of employment:	n/a	Location:	gardner, MA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,918.00	Public Records On File:	1
Revolving Line Utilization:	62.20%	Months Since Last Record:	119
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi there, 1. Since your employer is n.a., what is your source of income? 2. Starting with your gross income per month, can you tell us what is NET income (net of 401K, tax, FSA, etc.) and then list your major expenses so that we are comfortable that you can pay this loan off? Major expenses should include your rent, medical bill (if any), food, monthly credit card payment, and other loan monthly payment. Thx!	rent 350 medical bill 0 food120 ccards 170

Member Payment Dependent Notes Series 695951

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
695951	$3,000	$3,000	10.00%	1.00%	March 16, 2011	March 22, 2016	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 695951. Member loan 695951 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,625 / month
Current employer:	Independent Group Realty	Debt-to-income ratio:	24.84%
Length of employment:	10+ years	Location:	El Paso, TX

Home town:
Current & past employers:	Independent Group Realty
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/11 > I have excellent credit, No risk involved, will probably pay off sooner Borrower added on 03/08/11 > Car loan Borrower added on 03/08/11 > Car loan

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,140.00	Public Records On File:	0
Revolving Line Utilization:	14.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 695960

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
695960	$10,000	$10,000	6.92%	1.00%	March 15, 2011	March 22, 2014	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 695960. Member loan 695960 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	ServiceLink	Debt-to-income ratio:	14.75%
Length of employment:	10+ years	Location:	Beaver, PA

Home town:
Current & past employers:	ServiceLink
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/11 > I have been at my place of employement for 12 years. Very stable employement. Wife is also a registered nurse with very stable workplace and salary. Using these funds instead of pulling from investments due to attractive rate you provide. Looking to pay back prior to 3 years

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,134.00	Public Records On File:	0
Revolving Line Utilization:	4.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is it you plan on using the requested funds for?	I have an outdated half basement that I would like to remodel into a nice gameroom.
Put some money in. Enjoy your new gameroom	Thanks, I appreciate everyone investing in my loan. I'm gald I found this site. Never knew it even existed until I started looking for a good personal loan. I even think I'm going to become an investor myself sometime in the near future.

Member Payment Dependent Notes Series 695969

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
695969	$12,175	$12,175	13.80%	1.00%	March 16, 2011	March 22, 2016	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 695969. Member loan 695969 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,333 / month
Current employer:	Adams County School District #50	Debt-to-income ratio:	19.21%
Length of employment:	10+ years	Location:	commerce city, CO

Home town:
Current & past employers:	Adams County School District #50
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/11 > This is for credit card consolidation. I have a high balance credit card with high intrest and want to pay off. Borrower added on 03/12/11 > My credit score is above a 750 so I am not a high risk in not paying my bills. I also plan to pay back in 1\2 the time becuase it will make my payment half of what it is now. I have been at my current employer 15 years so stability is not an issue.

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,864.00	Public Records On File:	0
Revolving Line Utilization:	71.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	Credit card for 12,000 420.00 per month
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	320,000 is my balance 300,000
Please list all of your debts one by one, including interest rates, balances, and monthly payments (for example, "Credit Card 1, $2000, 20%, $100/month") and say which of these debts you'll be paying off with this loan. What is this debt from, and what will you do to avoid accruing more debt in the future? What is your job and how stable is it? Thanks.	credit card 1- 15,000 25.99% 420.00 per month cedit card 3,000 20.99 100.00 per month I planed on getting a loan for both cards and paying off both but am going to fall short. Plan on hitting double payments on the balances to pay off.
Hello, I have a few qustions: 1. Will you be getting your income verified? 2. What debt is being consolidated? (ex. Credit card1 - $5000 @ 15%)	1. yes 2. Credit Card- 15,000
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: What is your position with current employer? (B-R-I-E-F job description) TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. Lending Club does not allow cosigners. After funded, borrower income qualifies promissory note that must be issued. But Is OK for another's income to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Usually 250 loans listed, today 357 are listed; all won't 100 percent fund. When your listing expires, if 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans usually end minimum 80 pct, but historically higher pct, funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY because AON (ALL-OR-NONE) borrower demand rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($12 - $13K) fixed interest, term limited, partial loan and pay off higher APR interest debts. After 6-months current payments, you're automatically eligible to relist unfunded $'s or list new loan purpose, $ amount. Partial loan reduces interest $'s paid MAJORITY more expensive APR debts. Partial loan an available, financially favorable, option you should seriously consider.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Director of Finance none 88,000 annual I plan on paying off the laon within 3 years or sooner. I may accept a partial funding. It would depend. My main goal it to payoff a high intrest credit card and get a lower payment so I can pay the loan off faster.
What is it you plan on using the requested funds for?	pay off a credit card.

Member Payment Dependent Notes Series 696115

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696115	$7,900	$7,900	7.29%	1.00%	March 16, 2011	March 22, 2014	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696115. Member loan 696115 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,048 / month
Current employer:	n/a	Debt-to-income ratio:	9.52%
Length of employment:	n/a	Location:	Visalia, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	29
Revolving Credit Balance:	$8,892.00	Public Records On File:	1
Revolving Line Utilization:	33.90%	Months Since Last Record:	107
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, can you please tell us what your source of income is and what debt you will be paying off with this loan (amount and APR). Also please list any other debt you will keep in addition to this LC loan. How will you make sure not to accrue any more debt? Thanks!	Mr. Williams, This indeed is a valid question. I am a retired Correctional Officer, with 20 years of service, I receive my retirement through the CalPERS (California Public Employee's Retirement System). I have plans to pay off all my debt by consolidating the bills I have incured with this loan so to avoid large interest on these individual loans and to completely get myself out of debt. With this loan I am requesting, I plan to again pay off this debt I have , Then pay off this loan within 1 year from the start of the loan I am requesting. I plan not to incure any further debt after the loan is repaid and to dispose of the credit cards at hand. I am currently putting some funds in into my savings account for future emergencies only. I hope this answers your questions and would very much appreciate your consideration on this loan approval. Thank you.

Member Payment Dependent Notes Series 696127

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696127	$9,600	$9,600	14.91%	1.00%	March 14, 2011	March 22, 2014	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696127. Member loan 696127 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Consilium Wealth Management	Debt-to-income ratio:	23.00%
Length of employment:	< 1 year	Location:	Walnut Creek, CA

Home town:
Current & past employers:	Consilium Wealth Management
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	55
Revolving Credit Balance:	$13,414.00	Public Records On File:	0
Revolving Line Utilization:	95.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 696188

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696188	$10,000	$10,000	11.11%	1.00%	March 14, 2011	March 22, 2014	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696188. Member loan 696188 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,583 / month
Current employer:	Air Force	Debt-to-income ratio:	22.80%
Length of employment:	10+ years	Location:	FAIRMONT, WV

Home town:
Current & past employers:	Air Force
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/11 > I am currently going through a divorce and I wanted to have extra income incase of emergency. I have no problems making payments as I have been current on all of my bills.

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	61
Revolving Credit Balance:	$19,704.00	Public Records On File:	0
Revolving Line Utilization:	95.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house in your name? If not, who does? Will you own it after the divorce? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	Sir/Ma'am, I don't currently own or rent. I am active duty military. I've been active for 17 years and I have been stationed overseas living on base. Let me know if you have anymore questions and thanks for your help.
Welcome to Lending Club. I'm interested helping finance your loan. My TWO questions are: ONE: USAF current: Rank? Pay Grade? ETS date? (MM/DD/YY) TWO: Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 3-yrs? OR short term (number y-e-a-r-s please): 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Sir, I am still Active Duty. I am a MSgt/E-7. I intend to pay off the loan in 3 years or less. It will most likely be less. My ETS isn't until October 2015 but I plan to make E-9 so I'll probably be in for at least 22 years. I've already been enlisted 17 years. Let me know if you have anymore questions. Thanks for your help.

Member Payment Dependent Notes Series 696192

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696192	$6,000	$6,000	18.25%	1.00%	March 16, 2011	March 22, 2016	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696192. Member loan 696192 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Sonoma Valley Insuance Agency	Debt-to-income ratio:	3.84%
Length of employment:	7 years	Location:	SONOMA, CA

Home town:
Current & past employers:	Sonoma Valley Insuance Agency
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/11 > I will be using this loan to consolidate my debt and pay off unexpected medical bills. The payments on this loan will be less than I am curently paying monthly on my existing debt. The remaining balance of the money will be used to fund a small home business operation to generate income in addition to my regular full-time job. I am very excited about this opportunity, and I appreciate your interest in my loan.

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,183.00	Public Records On File:	0
Revolving Line Utilization:	70.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am going to help fund your loan. Good luck with your opportunity!	Thank You!
Before I think of adding any of my funds to your loan, I need to ask a few questions. 1) Could you please detail Balances, APR & monthly payments of debts to be consolidated with this loan. (Ex CC#1 = $5000@24% - $70 mo) Plus any other debts that are not being consolidated? 2) What do you plan to do with your credit cards once you received this loan? 3) How long do you actually intend to keep this loan? Thank You	1) I have 5 credit cards that total about $3,500 in debt. My monthly minimum payments are not that high, but I have been paying over and above those amounts. The combined amount I pay each month is $225. In addition to this, I need to have a medical procedure done that which will cost around $1,500. I do not have any other debt. 2) Two of these are store credit cards which were for a specific purchase and will not be used at all once paid off. One of them gives cash back bonuses. I use that one to pay all of my bills every month and then I pay off those expenses every month. I will continue to do that. The other two I intend to close. 3) My goal is to pay off the loan over the next 2 to 3 years but having the longer term allows me the flexiblity to make the lower payment on months that extra or unexpected expenses come up. I am truly trying to plan for success.
-What do you do at Sonoma Valley Insuance Agency? -Will the medical procedure keep you out of work long? Thanks.	I am an Insurance Agent. I will not be out for more than a couple of days and I have more than sufficient paid time off to accomodate for this. Thanks for your interest.
Please verify your income with Lending Club (support@lendingclub.com), and I will be happy to help fund your loan. Thanks!	I sent the income verification documents yesterday per their request. Their notice says it takes up to 24 hours for them to process these, so hopefully they will have that done sometime today. Thanks for your interest and invesment.

Member Payment Dependent Notes Series 696203

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696203	$5,000	$5,000	6.92%	1.00%	March 14, 2011	March 22, 2014	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696203. Member loan 696203 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	NYC trasit	Debt-to-income ratio:	16.25%
Length of employment:	3 years	Location:	Oakland Gardens, NY

Home town:
Current & past employers:	NYC trasit
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1987	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	18	Months Since Last Delinquency:	18
Revolving Credit Balance:	$15,671.00	Public Records On File:	0
Revolving Line Utilization:	19.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the NYC trasit? What do you do for work?	Type your answer here.NYC transit is a division of the MTA . It NewYork City transportation system. this division handle the subway trains for NYC. My title is car inspector. What I do is inspect the trains for needed repairs and make repairs on the train as well.
Hi. Can you comment on the 2 delinquencies in the last 2 years, including one 18 months ago? Thank you.	Type your answer here. The one 18 months was with sears which was an mistake on my part due the way I set up my automatic payment and didn't to make sure that payment where being made.when I realized what happen it was 30 days past due. The one two years ago was a misunderstanding again on my part as to the term of payments set out by PC Richards.Thus going 30 days past due. Both these accounts were paid immediately.
Why are you financing with LendingClub instead of through the dealer, a bank or another financial institution?	The price of the car I want to buy is below the limit price that will lend for a used car. another words if the car coast more than $8000.00 and up I can get a car loan, but not below that! And one bank wouldn't give me a loan unless I by from a dealer. The I am buying is from a private owner who put the car on Ebay. And it is through Ebay that I am dealing with you.

Member Payment Dependent Notes Series 696205

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696205	$9,500	$9,500	5.42%	1.00%	March 14, 2011	March 23, 2014	March 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696205. Member loan 696205 was requested on March 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,500 / month
Current employer:	LOCKHEED MARTIN CORPORATION	Debt-to-income ratio:	6.74%
Length of employment:	10+ years	Location:	Cape Canaveral, FL

Home town:
Current & past employers:	LOCKHEED MARTIN CORPORATION
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/11 > This is a new leftover '09 TUONO 1000R with 3 miles on it. Barney's of St. Pete dealership Borrower added on 03/09/11 > This is a new leftover Tuono with 3 miles on it. Full 2 year Aprilia Factory Warranty. Barney's of St. Pete the only Aprilia authorized dealer in Florida.

A credit bureau reported the following information about this borrower member on March 9, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1986	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,902.00	Public Records On File:	0
Revolving Line Utilization:	29.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is it you plan on using the requested funds for?	I already have a firm, out the door price, for an Aprilia TUONO 1000R Motorcycle at BARNEYS OF ST. PETE. I could have used APRILIA"s 6-months no interest or 7 months no payments being offered from them on these NEW LEFTOVERS from their factory, but at 9.9 and 12.5% interest respectively, no thanks. If you want a photo, I can supply it. It's the Ferrari of Motorcycles and I need the 9500 to help me purchase it. Comes with an unconditional 2-yr warranty on the entire cycle direct from APRILIA.

Member Payment Dependent Notes Series 696227

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696227	$7,000	$7,000	5.79%	1.00%	March 15, 2011	March 22, 2014	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696227. Member loan 696227 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	ECSI, Inc	Debt-to-income ratio:	20.26%
Length of employment:	2 years	Location:	Cranberry Township, PA

Home town:
Current & past employers:	ECSI, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/11 > I recently recvd an email offering a 2nd loan....I'd like to have that to pay off remaining CC debt...thank you

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1988	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,438.00	Public Records On File:	0
Revolving Line Utilization:	60.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain your comment above. The email you received offering a second loan...did Lending Club send you this email, or if it was from someone else, who? If you do in fact already have a Lending Club loan, what are it's terms? Specifically, how much was it originally for, how much do you still owe, what was the original length of loan, how many more payments are remaining, have you ever been late on a payment, do you use the autopay feature directly from your checking account? Also, will this A2 loan that you are currently applying for be used to pay off the remaining balance of your previous Lending Club loan? Thank you.	Yes, I recvd a email stating that since I have maintained timely payments I am eligible to to take out additional cash. Furthermore, I spoke to the credit team to confirm this was true. I have made 8 payments on a 3 year loan which is withdrawn from a checking acct monthly. I am planning on using some of the money I am applying for to pay down the first (higher %) loan and to pay off other debt from creit card.

Member Payment Dependent Notes Series 696233

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696233	$5,000	$5,000	16.40%	1.00%	March 14, 2011	March 22, 2016	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696233. Member loan 696233 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,000 / month
Current employer:	TBC-Brinadd	Debt-to-income ratio:	9.80%
Length of employment:	1 year	Location:	Houston, TX

Home town:
Current & past employers:	TBC-Brinadd
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,909.00	Public Records On File:	0
Revolving Line Utilization:	29.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 696328

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696328	$1,500	$1,500	7.29%	1.00%	March 11, 2011	March 22, 2014	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696328. Member loan 696328 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	St. Joseph's Hospital	Debt-to-income ratio:	1.76%
Length of employment:	5 years	Location:	Tampa, FL

Home town:
Current & past employers:	St. Joseph's Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,126.00	Public Records On File:	0
Revolving Line Utilization:	25.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 696344

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696344	$8,000	$8,000	12.68%	1.00%	March 11, 2011	March 22, 2014	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696344. Member loan 696344 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,268 / month
Current employer:	JP Morgan Chase	Debt-to-income ratio:	3.20%
Length of employment:	7 years	Location:	Sunbury, OH

Home town:
Current & past employers:	JP Morgan Chase
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/11 > Want to pay off existing credit cards and store cards and reduce the number of them I have.. determination, tired of credit cards I want to pay cash for purchases except a major purchase where it makes sense. want to manage my money better ans this is where to start. can pay off this loan in 3 years vs. the 5-7 years on the cards. much better. budget wise i have a house payment and utilities + these cards if want specifics please ask but don't want to share unless asked. very stable, jp morgan chase is doing well, I am in IT and waiting for the next merger to really get to work.

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	46
Revolving Credit Balance:	$6,465.00	Public Records On File:	0
Revolving Line Utilization:	84.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, what are the balances, interest rates and monthly payments you are making on your debts right now? THanks.	Balance Payment Interest Rate $461.52 $15.00 29.99 $1,393.86 $37.00 17.90 $563.43 $31.00 23.90 $444.35 $16.00 14.90 $1,453.50 $52.00 28.99 $420.45 $25.00 20.15 $533.31 $25.00 29.99 $970.70 $31.00 24.99 $870.53 $30.00 20.40 $367.73 $30.00 23.99
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Total Mortgage Balance is 296,119 no equity loans have been taken against it and hopefully never will. zillow reports it at 318,500 FWIW, zillow reported about 45K lower than the actual appraisal when the house was purchased. I checked prior to buying.

Member Payment Dependent Notes Series 696428

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696428	$15,600	$15,600	17.88%	1.00%	March 14, 2011	March 22, 2014	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696428. Member loan 696428 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Lexicon Branding	Debt-to-income ratio:	17.30%
Length of employment:	7 years	Location:	SAN FRANCISCO, CA

Home town:
Current & past employers:	Lexicon Branding
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/11 > I have a few credit cards with low balances that I want to pay in full and CLOSE. I want to start the year off right and consolidate my debt and pay it off as quickly as possible. I am currently making $1000+ payments a month and can easily keep that up. I've been given a 10% raise and have worked with my current employer for over 7 years.

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,907.00	Public Records On File:	0
Revolving Line Utilization:	92.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
lease describe your monthly budget by category (sources of income, housing, food, etc...). Do you use financial software like Mint.com? Do you have a fallback plan to continue making payments if unexpected expenses or loss of income occur (401k loan, family member help, ability to take on housemate / renter)	Yes, I use Mint.com. I make nearly $6000 a month and my rent is $1500. Total monthly expenses equal $1500. My 401k is over $60k. I'm set. Just want to close a couple accounts.
Before I think of adding any of my funds to your loan, I need to ask a few questions. 1) Could you please detail Balances, APR & monthly payments of debts to be consolidated with this loan. (Ex CC#1 = $5000@24% - $70 mo) Plus any other debts that are not being consolidated? 2) What do you plan to do with your credit cards once you received this loan? 3) How long do you actually intend to keep this loan? Thank You	CC#1: $5290@22.24% - $146, CC#2: $9594@11.9% - $200, CC#3: 2853@18.99% - $65, CC#4: 2173@14.99% - $25. I have a car loan that's $1395@12.14% - $325 (not consolidating), and a student loan that's $1856@int unknown (very very low, like maybe 4%) paying $54 month (not consolidating). I plan to CLOSE #1 & #4. #2 is my USAA CC and with such a low int. I plan to keep it open. #3 is a Discover card and with cash back, I'd like to keep it. I plan to pay off this personal loan in by June 2012. Thanks!
Your credit report says you are carrying more debt than the $20K you listed. Will ask you again, is there any other debts you have that you didn't list above?	Yes, a US Bank card with a balance of $12,238 & a Chase card with a balance of $4500. These are cards in my name that I share with my father. This is a loan I made via my CCs to support his family after a near fatal accident. It's personal, which is why I didnt list them. I am not paying those cards off, he is. And did I mention a store card with a balance of $3543@20.99% - $200/month? That's it.
Just to clarify, a total of $40K including $16.8K in which your father is paying but you would be responsible for in the event your father could no longer make payments.	Yes. Total $40k. $16.8k is ultimately my responsibility and a risk I took when I loaned my father the money. Luckily he's married (dual income) and my younger brother is 16 and working to pay off a small portion of it as well (since most of it went to paying his private school tuition). I hope this helps!

Member Payment Dependent Notes Series 696449

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696449	$6,000	$6,000	5.42%	1.00%	March 14, 2011	March 22, 2014	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696449. Member loan 696449 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$15,417 / month
Current employer:	Jefferies and Co	Debt-to-income ratio:	4.87%
Length of employment:	2 years	Location:	West New York, NJ

Home town:
Current & past employers:	Jefferies and Co
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,475.00	Public Records On File:	0
Revolving Line Utilization:	51.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 696549

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696549	$1,500	$1,500	14.54%	1.00%	March 10, 2011	March 22, 2014	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696549. Member loan 696549 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Gessler Clinic	Debt-to-income ratio:	24.25%
Length of employment:	< 1 year	Location:	LAKELAND, FL

Home town:
Current & past employers:	Gessler Clinic
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2007	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,897.00	Public Records On File:	0
Revolving Line Utilization:	63.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 696569

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696569	$1,200	$1,200	12.68%	1.00%	March 10, 2011	March 22, 2014	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696569. Member loan 696569 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Touchstone Incentives	Debt-to-income ratio:	16.88%
Length of employment:	4 years	Location:	Bozeman, MT

Home town:
Current & past employers:	Touchstone Incentives
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/11 > Short term loan to take care of a few personal items. I have made all my payments on time for the last 10 years.

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	72
Revolving Credit Balance:	$13,191.00	Public Records On File:	0
Revolving Line Utilization:	94.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 696601

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696601	$5,000	$5,000	5.42%	1.00%	March 14, 2011	March 22, 2014	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696601. Member loan 696601 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	UDS LLC	Debt-to-income ratio:	4.18%
Length of employment:	< 1 year	Location:	paducah, KY

Home town:
Current & past employers:	UDS LLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$732.00	Public Records On File:	0
Revolving Line Utilization:	2.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 696618

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696618	$8,000	$8,000	7.66%	1.00%	March 15, 2011	March 22, 2016	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696618. Member loan 696618 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	Crane America	Debt-to-income ratio:	3.43%
Length of employment:	4 years	Location:	Buhl, AL

Home town:
Current & past employers:	Crane America
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/11 > I'm looking into buying a Honda Goldwing on ebay.

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1987	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,027.00	Public Records On File:	0
Revolving Line Utilization:	13.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please state the value of your home, how much is left on your mortgage, and how much equity you have in your home? Would you please detail your monthly expenses? Please list each expense that you have throughout the month. Please also list the amount of disposable income available after expenses. Would you please describe your line of work? Would you please also indicate the level of stability your source of income should have over the next three years? Currently your listing does not show that your income is verified. Please contact Lending Club member services(support@lendingclub.com) , and take the extra steps involved in verifying your income. Please also note that having your loan approved does not necessarily mean your income is verified, as Lending Club does not necessarily verify income as part of the approval process. So please contact member services and request that they verify your income. If your income has been verified, I would be happy to invest in your loan. Thanks	Type your answer here. If me getting this loan is based on the answers to these questions...keep the loan. I'm sure my past credit is outstanding and as for as I know my future credit is too. I have other means of getting 8000 dollars...I just thought this would be the easiest for ebay...guess I was wrong.
What is it you plan on using the requested funds for?	Type your answer here. To purchase a goldwing motorcycle.

Member Payment Dependent Notes Series 696636

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696636	$15,000	$15,000	7.66%	1.00%	March 14, 2011	March 22, 2014	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696636. Member loan 696636 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	siemens	Debt-to-income ratio:	3.43%
Length of employment:	5 years	Location:	wallington, NJ

Home town:
Current & past employers:	siemens
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/11 > This loan is going to consolidate a couple of my spouses business credit cards and one of my own. The business has been closed and the rates on the credit cards are very high. We have a newborn and would like to move on to the next chapter in our lives, but first we need to pay off these debts. With this loan we can do so in three years as apposed over twenty. I have an excellent credit history and never missed any payments. I have worked full time for the past 15 years. 5 years at my current job. My wife and I would like to thank you for investing in our loan.

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,784.00	Public Records On File:	0
Revolving Line Utilization:	21.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. What specific debt do you plan on consolidating with this loan? Thank you.	Hello. The loan is for high interest personal and business credit cards.

Member Payment Dependent Notes Series 696639

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696639	$2,100	$2,100	15.65%	1.00%	March 10, 2011	March 22, 2016	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696639. Member loan 696639 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,000 / month
Current employer:	Papa Murphys	Debt-to-income ratio:	18.90%
Length of employment:	< 1 year	Location:	KALAMAZOO, MI

Home town:
Current & past employers:	Papa Murphys
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2006	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,218.00	Public Records On File:	0
Revolving Line Utilization:	71.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 696641

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696641	$10,900	$10,900	15.65%	1.00%	March 11, 2011	March 22, 2014	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696641. Member loan 696641 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Timet	Debt-to-income ratio:	6.50%
Length of employment:	5 years	Location:	Las Vegas, NV

Home town:
Current & past employers:	Timet
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/11 > i Just paid off my car, now it is credit card time. I would like to aggressively pay these off so my wife and i can finally purchase a home! BYE BYE CREDIT CARD DEBT! Borrower added on 03/08/11 > I plan on using all of these funds to consolidate credit card debt. I just paid off the remaining 5,000 dollars on my car loan and would like to totally get out of debt before i purchase my house. About Me: I am 26 years old, and have worked at the same company for 5 years in august. I have NEVER had a late payment, or charge offs or anything of the sort. I make more than enough money to keep paying on these credit cards, however making one payment a month and aggressively paying this off will help me reach my goal of being debt free and owning a home by years end. I currently have $200 dollars bi weekly depositing automatically into my savings account and my budget during the duration will be changed specifically pay this loan down fast. for some clarification, these credit cards are old, from my late teens and early twenties. I have been carrying these balances making the minimum payments each month since then. The car loan i just paid off was originally 30,000 dollars. Thank you for your consideration, Shawn

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,939.00	Public Records On File:	0
Revolving Line Utilization:	60.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain why you are asking for $10,900, when your revolving credit balance shows $6,939? Also list all debts, interest and payments. Thank you.	The 10,900 includes my wife's two credit cards (i assumed that hers would show up on my report as mine show up one hers).. CC #1 - 2,908.88 - 24.9% CC #2 - 2397.92 (closed) 22.9% CC #3 - 1849.76 - 27.42% CC #4 - 958.61 - 19.99% CC #5 - 734.04 - 19.99% CC #6 - 613.58 - 24.9% CC #7 - 522.91 (0% interest, will not use loan for this.) CC #8 - 541.17 - 17.97% CC #9 - 184.62 - 24.99% the sum total of this minus the one i wont be paying with this loan is 10187.96. i requested 10,900 to account for the loan fee which is 500. Which leaves just enough to cover all of the cards. i am going to try and answer all of the questions so far at one go... Timet is the leading titanium producer in the united states. they provide titanium products for the military and aerospace industry. I am a laborer there, however i cannot disclose what exactly it is i do as i singed a non disclosure agreement. I work in the manufacturing process. I currently live with my wife, and she also works (her income was not included.). i have no dependents. my monthly expenses are as follows. Rent 855 Power 100 last month cable 120 car insurance 106 phone 120 credit cards (will be non existent with this loan.) Most of this debt came from a website advertising which returned a money that was then reinvested into more advertising. i no longer run or maintain any websites. the profit from the sale of the website was used to pay for medical bills for my then fiance (no insurance). we both have insurace now. i hope this info helps thanks.
Thanks for posting all of that information in the loan description. Please list all of your debts, including interest rates, balances, and monthly payments (for example, "Credit Card 1, $2000, 20%, $100/month"). What is your job and how stable is it? Thanks.	answered above.
What is Timet and what do you do there?	tried to answer above.
Hi! I am interested in funding you. Please explain following items to clarify your loan. 1. Please list the monthly payments and APR for your each credit card. 2. The reasons that you accumulated this debt. 3. Itemized monthly expense 4. Anyone who you need to financially support, for example, your children. 5. Anyone who bring income into your household. Are they in debt? Thank you for answering my questions.	my wife make 20,000 a year, and her only debt is included in the above CC # list. thanks.
What is Timet and what do you do there? Thanks.	answered already. thanks.

Member Payment Dependent Notes Series 696704

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696704	$7,125	$7,125	10.00%	1.00%	March 11, 2011	March 22, 2014	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696704. Member loan 696704 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	New jersey physicians	Debt-to-income ratio:	22.46%
Length of employment:	10+ years	Location:	Wallington, NJ

Home town:
Current & past employers:	New jersey physicians
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/11 > Paying all off all credit card Borrower added on 03/10/11 > To consolidate all my debt into 1 I pay more than the monthy amount due .I been at may job 10 years I always pay on time Borrower added on 03/10/11 > TO GET OUT OF DEBT FASTER

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	69
Revolving Credit Balance:	$10,661.00	Public Records On File:	0
Revolving Line Utilization:	59.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 696758

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696758	$3,500	$3,500	10.00%	1.00%	March 11, 2011	March 22, 2016	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696758. Member loan 696758 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	navylist	Debt-to-income ratio:	24.69%
Length of employment:	10+ years	Location:	glensfalls, NY

Home town:
Current & past employers:	navylist
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/11 > Need 500.00 to pay taxes and 2800.00 to buy a car trailer Borrower added on 03/09/11 > And to make a few repairs on my truck, instead of financing a new vehicle..

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,460.00	Public Records On File:	0
Revolving Line Utilization:	43.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Navylist? What do you do there? How quickly do you anticipate paying off this loan, no pre-payment penalties?	Navilyst is a medical device company, which ive wrked as a injection mold operator for 27 yrs...

Member Payment Dependent Notes Series 696785

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696785	$11,300	$11,300	7.29%	1.00%	March 15, 2011	March 22, 2014	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696785. Member loan 696785 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	UPS Freight	Debt-to-income ratio:	17.30%
Length of employment:	2 years	Location:	Edgewood, MD

Home town:
Current & past employers:	UPS Freight
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/11 > Lower Interest rate to pay off existing 5-year personal loan

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,974.00	Public Records On File:	0
Revolving Line Utilization:	15.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since you have been at UPS Freight for approx 2 years, what did you do before working at UPS? Please explain the 2 credit inquiries within the last 6 months? Do you hold the title to your home under your *own* name? What is the total balance of the mortgage loans and any HELOC you owe on your home? What is the current market value of your home? (use zillow.com if unsure)	I worked at HellermannTyton from 10/04-10/08, selling cable ties, printing and software systems for labeling on cables and wire harnesses. I was laid off in 2008 due to reduction in sales staff and economy. The two credit inquiries for for buying a personal/laptop computer and or personal loan. Yes, I hold the title of my home under my name only. My present mortgage balance is $200,526.44, FHA, 4.75% fixed rate, 30 year loan, monthly payment is $1324.31, which includes escrow for property taxes, homeowners insurance, and PMI. The present market value for my home is $148,500.00.
Hi. I have the following question that will make me comfortable in terms of investing in your loan. Can you list the debts that you want to consolidate detailing balance owed, APR and min payment? Thanks. Pepe	Yes, I actually want to pay-off a Citifinancial Personal Loan, $9,322.02, APR, 23.99%, $287.62, 60-months, Loan opened, 07/01/2010, thanks.

Member Payment Dependent Notes Series 696801

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696801	$6,500	$6,500	7.29%	1.00%	March 15, 2011	March 22, 2014	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696801. Member loan 696801 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Don's Seafood and Chicken	Debt-to-income ratio:	24.80%
Length of employment:	3 years	Location:	pocomoke city, MD

Home town:
Current & past employers:	Don's Seafood and Chicken
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/11 > I have a full-time stable job having had steady employment for the past 9 years. Excellent track record of paying all my bills on time. With this loan and paying off my credit card debt I will be able to saved drastically on interest begin making plans to change to buying instead of renting. This better interest rate will drastically improve my length of time to pay off all debt and be better prepared for the future. Borrower added on 03/08/11 > I have a full-time stable job having had steady employment for the past 9 years. Excellent track record of paying all my bills on time. With this loan and paying off my credit card debt I will be able to saved drastically on interest begin making plans to change to buying instead of renting. This better interest rate will drastically improve my length of time to pay off all debt and be better prepared for the future.

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,367.00	Public Records On File:	0
Revolving Line Utilization:	63.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 696819

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696819	$5,000	$5,000	13.43%	1.00%	March 16, 2011	March 23, 2014	March 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696819. Member loan 696819 was requested on March 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	BEST BANK	Debt-to-income ratio:	2.76%
Length of employment:	4 years	Location:	cumming, GA

Home town:
Current & past employers:	BEST BANK
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/11 > I CAN PAY MUCH EARLIER TOO. LOAN EXPECTED TO DEVELOP BUSINESS. I AM WORKING 4+ YEARS SAME BANK

A credit bureau reported the following information about this borrower member on March 9, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2007	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,341.00	Public Records On File:	0
Revolving Line Utilization:	44.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what type of business are you developing if you receive this loan?	buying and selling in retail garnments
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	no. Iam not holding title. my has title.we all live tigether as joint family.

Member Payment Dependent Notes Series 696825

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696825	$15,000	$15,000	10.37%	1.00%	March 15, 2011	March 22, 2014	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696825. Member loan 696825 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	The Ormond Agency	Debt-to-income ratio:	8.42%
Length of employment:	7 years	Location:	Ormond Beach, FL

Home town:
Current & past employers:	The Ormond Agency
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,589.00	Public Records On File:	0
Revolving Line Utilization:	33.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list the loans/credit cards that you will be paying off. Please include amounts, interest rates, and minimum payments. Also, what have you done to prevent running up the balances again? Thank you.	PNC Credit Card 7200 balance 19% Chase Credit Card 6500 balance 19% Old Navy Credit card 1300 balance 19% I am guessing on the interest rates , they may be slightly higher or lower. My x-husband didnt pay me child support for 2009 and only a portion of it in 2010. I have since had an increase in salary and it will not run it up again. I just want to pay it off. Before 2009 I paid the almost every month.

Member Payment Dependent Notes Series 696826

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696826	$7,000	$7,000	7.66%	1.00%	March 15, 2011	March 22, 2016	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696826. Member loan 696826 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	R&R Retail Meats	Debt-to-income ratio:	9.90%
Length of employment:	6 years	Location:	Moxee, WA

Home town:
Current & past employers:	R&R Retail Meats
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/11 > I plan on using these funds to pay off several bills. This includes some large vet bills after my dog had to have surgery. This also will pay off all of my wife's medical bills. The remaining funds will pay off my credit card and allow me to get ahead on all of my bills. I am a good borrower because I have a high credit score and have never missed a payment on my mortgage, student loans (or any other payment). Borrower added on 03/09/11 > The loan I am applying for will allow my wife and I to pay off some medical and vet bills. It will also pay off our credit card and allow us to get ahead on all of our finances. I am a good borrower because I have never missed one mortgage payment, student loan payment, or any other payment. Additionally I have a very high credit score. Both my job and my wife's job are extremely stable. I have worked at my current job as a meat cutter for six years at the same location. My wife is in the medical software field, and has been promoted three times in the past four years. Thank you all for your ivestment. You will not be dissapointed. Joe Borrower added on 03/09/11 > *One last thing I thought of, if any investors have any further questions, in regards to my financial situation, other monthly bills, etc. please feel free to ask, I will respond promtly and honestly.

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,596.00	Public Records On File:	0
Revolving Line Utilization:	10.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I would like to fund your loan, but prior to doing so, I would like to see your response to the following items: * Itemize your monthly expenses. * Provide estimates for how this loan will be allocated to your loans / outstanding expenses. Thank you in advance.	I hope this answers your questions. After getting this loan, here is a break down of what our expenses will be (I will also give you a break down of what the loan will pay off): Mortgage: 980 (includes prop. taxes and insurance) car payment: 225 auto insurance: 100 garbage/ sewer/ heating: 150 Satelite/ internet/ cell phone: 175 Student loans: 200 dollars *Groceries, gas, food, etc not included. What this loan will eliminate: High interest personal loan (used for medical bills, vet bills and car repair): 4000 (est. total), 220 per month. Credit Card: 1500 (est. total), 100 per month Income Tax: 700 total With the additional few hundred dollars left over, I will take my wife on a nice date, and put some money in my savings, in case some unforseen event may happen. I hope this answers your questions. Joe
Is your wife likely to require additional medical procedures?	No, this 'procedure,' was a one time only deal. She is in terrific health, and I see no medical issues on the horizon at all.

Member Payment Dependent Notes Series 696903

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696903	$7,200	$7,200	5.42%	1.00%	March 14, 2011	March 22, 2014	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696903. Member loan 696903 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Miltiadis Leptourgos, PE	Debt-to-income ratio:	16.73%
Length of employment:	7 years	Location:	Flushing, NY

Home town:
Current & past employers:	Miltiadis Leptourgos, PE
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2006	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,381.00	Public Records On File:	0
Revolving Line Utilization:	9.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. What specific debt do you plan on consolidating with this loan? Thank you.	I want to consolidate my credit card debt that have high interest rates.

Member Payment Dependent Notes Series 696922

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696922	$10,000	$10,000	5.42%	1.00%	March 16, 2011	March 22, 2014	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696922. Member loan 696922 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Hazel Hawkins Memorial Hospital	Debt-to-income ratio:	12.57%
Length of employment:	10+ years	Location:	Hollister, CA

Home town:
Current & past employers:	Hazel Hawkins Memorial Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/11 > This our second loan with Lending Club. The first helped my wife and I put on our wedding and helped position us to buy our first home, a bank-owned property in great condition. We are building up our emergency fund and do not want to tap this for the full purchase price, though we could. A sailing friend of ours found us a sweetheart deal on an older, but well-maintained and updated 33 foot sailboat. A highly motivated seller prompted us to move quickly to secure this deal. We are prepared to fund this using a 12.99% credit card, but would much rather pay you, the funders. Origination fees would be 4% using the credit card vs. 2% here. The interest rate is lower than any used boat loan would be. The convenience can't be beat. Also, the terms of the loan ensure that the full amount will be paid off in 3 years, which doesn't always happen when using credit cards in this way. I am a union Registered Nurse, of 15 years experience, working in a busy Emergency Room. As shown by the Wisconsin example, our next contract negotiation isn't going to be easy, but a decrease in pay is not likely (as evidenced by recently settled contracts at other area hospitals.

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1988	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,166.00	Public Records On File:	0
Revolving Line Utilization:	23.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. Your credit history shows that you currently have over $12,000 in revolving credit debt. At the same time you are preparing to take on an additional $10,000 in debt. What are you doing to limit future debt? Wishing you the best.	I can see your concern, but, as you probably know, credit report information often lags by months. I have seen this repeatedly while tracking my credit history (2-3 times per month) over the past 3 years. I have one revolving credit account which has a $6,800 balance. It is a 0% card for the next 14 months and is being paid off at the rate of $400 - $800 each month. All other revolving accounts currently have zero or even negative balances. American Express is my main charge card and is paid off each month. I was on track to have everything except my house paid off in 18 months. This loan will extend that only a little more, but certainly within sight.

Member Payment Dependent Notes Series 696973

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696973	$8,000	$8,000	13.43%	1.00%	March 16, 2011	March 23, 2016	March 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696973. Member loan 696973 was requested on March 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,400 / month
Current employer:	Dept of the Army	Debt-to-income ratio:	6.87%
Length of employment:	10+ years	Location:	Sierra Vista, AZ

Home town:
Current & past employers:	Dept of the Army
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 9, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1984	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	11
Revolving Credit Balance:	$8,656.00	Public Records On File:	0
Revolving Line Utilization:	22.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	One loan with a balance of 133,000. I payed 150,000 and think the value is around 146,0000. I have no second.
Welcome to Lending Club. I'm interested helping finance your loan. My THRE questions are: ONE: U S Army current: Rank? Pay Grade? ETS? (MM/DD/YY) TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. Lending Club does not allow cosigners. After funded, borrower income qualifies promissory note that must be issued. But Is OK for another's income to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	US Army Civilian - GS 11. I'm a Army widow and have been since 2001. I do not have a partner etc.I would like to pay it off in 3-4 years. I hope I have answered your questions and thank you for your service.
Purpose of loan?	I would like to by a Trike.
Please describe your "trike". Thanks	It is a RUPP, 1600 cc VW , new engine and transmission. New tires. Runs great and fits me like a glove!

Member Payment Dependent Notes Series 697004

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
697004	$4,500	$4,500	12.68%	1.00%	March 11, 2011	March 23, 2014	March 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 697004. Member loan 697004 was requested on March 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,660 / month
Current employer:	N.C. Dept. of Corrections	Debt-to-income ratio:	8.05%
Length of employment:	8 years	Location:	GRIMESLAND, NC

Home town:
Current & past employers:	N.C. Dept. of Corrections
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 9, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	66
Revolving Credit Balance:	$7,019.00	Public Records On File:	0
Revolving Line Utilization:	75.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, what is this loan being used for? What is your net income and monthly expenses (including mortgage and property tax). Thanks.	This loan is going to be used for home improvements such as driveway repair, gutters, fencing, and a deck. My monthly expenses total 1250.00.

Member Payment Dependent Notes Series 697165

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
697165	$4,200	$4,200	10.37%	1.00%	March 14, 2011	March 23, 2016	March 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 697165. Member loan 697165 was requested on March 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,800 / month
Current employer:	aldridge gardens	Debt-to-income ratio:	14.75%
Length of employment:	5 years	Location:	birmingham, AL

Home town:
Current & past employers:	aldridge gardens
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/25/11 > Loan to purchase 1997 Dodge Ram 1500 Pickup truck Borrower added on 03/10/11 > Truck is very nice--body great shape--no rust or dents. Mechanically great as well--new tranny with warranty. Using it in renovation project for house. Borrower added on 03/11/11 > Almost there!

A credit bureau reported the following information about this borrower member on February 25, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1979	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	47
Revolving Credit Balance:	$26,576.00	Public Records On File:	0
Revolving Line Utilization:	36.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My THREE questions are: ONE: What is your position with current employer? (B-R-I-E-F job description) TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. Lending Club does not allow cosigners. After funded, borrower income qualifies promissory note that must be issued. But Is OK for another's income to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	I am Executive Director of a city owned botanical garden in Hoover, Alabama. Yes, the income listed includes spouses Social security (disabled) income (400.00/month) as well as my income as a part time college instructor. My gross yearly is $107.000.00. I realistically can repay the loan in 2-3 years, but took the five years to have some cushion.
Your credit score looks great - Going to invest in your loan. Good luck.	Thanks tons!

Member Payment Dependent Notes Series 697234

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
697234	$20,000	$20,000	11.11%	1.00%	March 15, 2011	March 23, 2014	March 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 697234. Member loan 697234 was requested on March 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	Symantec	Debt-to-income ratio:	9.63%
Length of employment:	6 years	Location:	MILFORD, MA

Home town:
Current & past employers:	Symantec
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/11 > My house apprised higher than I paid for it, but it's missing one (major) thing: a modern kitchen! I defintely have the money to remodel it without borrowing, but I'd rather maintain my liquidity. I expect my house to go up in value by most, if not all of the money invested. Plus, this project would need to done if I ever opted to sell it. I figure it's a good time to complete my house!

A credit bureau reported the following information about this borrower member on March 9, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,542.00	Public Records On File:	0
Revolving Line Utilization:	14.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Is the title to your home in your name? What is the total balance of the mortgage loans and any HELOC you owe on your home? What is the current market value of your home? (use zillow.com if unsure)	Yes, it's in my name. Zillow says it's $342,500. I owe ~ $ 230,000 on it and I have no HELOC.
What is it you plan on using the requested funds for?	I'm remodeling my kitchen; The rest of the house is already up to date. The loan would maintain my liquidity.

Member Payment Dependent Notes Series 697252

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
697252	$5,000	$5,000	9.63%	1.00%	March 16, 2011	March 25, 2014	March 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 697252. Member loan 697252 was requested on March 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,837 / month
Current employer:	Jack in the Box Corporate Support Center	Debt-to-income ratio:	12.54%
Length of employment:	4 years	Location:	SAN DIEGO, CA

Home town:
Current & past employers:	Jack in the Box Corporate Support Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/11 > Auto repair and other unexpected expenses. Short term loan needed. First time user. Thanks for your help!

A credit bureau reported the following information about this borrower member on March 9, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	71
Revolving Credit Balance:	$1,878.00	Public Records On File:	0
Revolving Line Utilization:	85.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 697262

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
697262	$2,000	$2,000	10.37%	1.00%	March 14, 2011	March 23, 2014	March 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 697262. Member loan 697262 was requested on March 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	Hormel Foods Corporation	Debt-to-income ratio:	18.10%
Length of employment:	10+ years	Location:	Brownsdale, MN

Home town:
Current & past employers:	Hormel Foods Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 9, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1985	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	18
Revolving Credit Balance:	$5,608.00	Public Records On File:	1
Revolving Line Utilization:	87.60%	Months Since Last Record:	95
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 697276

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
697276	$10,000	$10,000	10.37%	1.00%	March 15, 2011	March 24, 2014	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 697276. Member loan 697276 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Pasadena ISD	Debt-to-income ratio:	23.47%
Length of employment:	10+ years	Location:	League City, TX

Home town:
Current & past employers:	Pasadena ISD
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 9, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1987	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,532.00	Public Records On File:	0
Revolving Line Utilization:	83.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 697390

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
697390	$10,000	$10,000	16.40%	1.00%	March 14, 2011	March 24, 2014	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 697390. Member loan 697390 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,750 / month
Current employer:	General Dynamics Information Technology	Debt-to-income ratio:	15.58%
Length of employment:	1 year	Location:	Hereford, AZ

Home town:
Current & past employers:	General Dynamics Information Technology
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/11 > Consolidating bills into one easy payment with a set 3 year plan for payoff.

A credit bureau reported the following information about this borrower member on March 9, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	25
Revolving Credit Balance:	$4,090.00	Public Records On File:	0
Revolving Line Utilization:	48.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your other debts? Explain fully. Thank you.	I currently am paying $285 a month for car payments that began in November of 2010 (5year loan for $12,500). I have another car payment of $291 with 4 payments left until paid in full (July, 2011). The rest of my bills are rent, utilities, internet, etc.
Hi, I would like to fund your loan. As this is a consolidation loan, can you list the credit cards that you are refinancing? You can easily create a verified anonymous report of your CC debt here: http://www.readyforzero.com/snapshot Then paste the provided snapshot link in your answer. Thanks and good luck!	I have 5 credit cards I will be consolidating. An AAFES Credit Card for $2,430.84 and a Merrick Bank Visa for $2,264.08 both of these accounts have been closed at my request. I will also be paying off a USAA Amex for $858.75, a Dillards Amex for $690.99, and a Chase Mastercard for $3,338.59. These last three cards will be kept open but not reserved for emergencies only. All accounts are up to date and have been in good standing for over two years.
Would you detail your monthly expenses (rent, car, utilities, phone, insurance, food)?	Our family combined take-home pay is approximately $5500/month (Only my pay was reported as anual income on this application). Our rent is $1100, car payments are $287 and 4 more payments of $291 (until second car paid off), phone $130, gas $200, food, $600, electricity, $150-200, internet $40, car insurance $100, and Direct TV is $85. With the exception of rent and car payments, these amounts can vary slightly.
Did you serve in the military? If so, what branch? Are you retired? Or are you receiving payment from the VA? And was that included on your monthly income?	I was in the Army. 7 years active, 1 year IRR. I am receiveing 20% disability at $243 a month. That is included in the $5,500.00 family take home per month.
Given the relatively brief time at your current employer, could you give give us a general description of your prior work history?	I enlisted in the Army in December of 2001 and served on active duty until May of 2008. After getting out I spent 8 months in NJ trying to find an adequate job to live near family. Due to the job market and my skill set, I had trouble. In February of 2009 I began work as a military contractor in Arizona. I was with one company until November of 2009 at which time I was offered a more stable position with my current employer.

Member Payment Dependent Notes Series 697392

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
697392	$6,000	$6,000	13.43%	1.00%	March 15, 2011	March 24, 2016	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 697392. Member loan 697392 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	sara lee	Debt-to-income ratio:	5.24%
Length of employment:	10+ years	Location:	rapid city, SD

Home town:
Current & past employers:	sara lee
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 9, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,179.00	Public Records On File:	0
Revolving Line Utilization:	49.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is it you plan on using the requested funds for?	Type your answer here. i plan on using the money for an engagement ring
Do you plan on paying this loan off early or carrying it to term? Also do you already have the ring picked out?	Type your answer here. i plan on paying it off early and yes i do
What do you do at Sara Lee? Thanks.	Type your answer here. i am a rsr. its a route sale rep

Member Payment Dependent Notes Series 697408

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
697408	$12,000	$12,000	13.06%	1.00%	March 16, 2011	March 23, 2016	March 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 697408. Member loan 697408 was requested on March 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	Kaiser Permanente	Debt-to-income ratio:	6.26%
Length of employment:	3 years	Location:	Discovery Bay, CA

Home town:
Current & past employers:	Kaiser Permanente
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/11 > Pool & outdoor kitchen project Borrower added on 03/09/11 > I'm self funding a $35K pool project. I would like to finance an outdoor kitchen add on to the project. I started an application for an unsecured loan with my bank....then a friend told me about Lending Club. I just learned I can be a lender as well. I love the idea of peer to peer lending.

A credit bureau reported the following information about this borrower member on March 9, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	44
Revolving Credit Balance:	$2,102.00	Public Records On File:	0
Revolving Line Utilization:	36.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello, 1) Mortgage balance is $278K 2) Estimated current market is $390K (based on past 12 mo neigborhood sales)
Welcome to Lending Club. I'm interested helping finance your loan. My THREE questions are: ONE: What is your position with current employer? (B-R-I-E-F job description) TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Hello... 1) I manage a team of 5 in an Accounting Service group for a multi-state healthcare provider. 2) My gross income was verified 3) My monthly cash flow improves $1K in a year (child finishes preschool & I pay off a car). Taking a longer term costs more, but provides flexability. Under current circumstances, I expect to repay in 3 - 5 years.

Member Payment Dependent Notes Series 697475

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
697475	$5,000	$5,000	17.51%	1.00%	March 11, 2011	March 23, 2014	March 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 697475. Member loan 697475 was requested on March 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$9,167 / month
Current employer:	The Container Store	Debt-to-income ratio:	6.41%
Length of employment:	1 year	Location:	ROCKWALL, TX

Home town:
Current & past employers:	The Container Store
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/11 > just ran out of money - looking at our annual budget, this small amount can get us back on track and I should be able to pay it off faster

A credit bureau reported the following information about this borrower member on March 9, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	21
Revolving Credit Balance:	$16,365.00	Public Records On File:	0
Revolving Line Utilization:	99.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I own my home. It is a 30year fix rate with no other liens. I am not willing to post anymore details.

Member Payment Dependent Notes Series 697592

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
697592	$8,000	$8,000	13.06%	1.00%	March 16, 2011	March 23, 2016	March 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 697592. Member loan 697592 was requested on March 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,400 / month
Current employer:	Ferguson Ent. Inc.	Debt-to-income ratio:	19.84%
Length of employment:	6 years	Location:	Wildomar, CA

Home town:
Current & past employers:	Ferguson Ent. Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 9, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	17
Revolving Credit Balance:	$1,596.00	Public Records On File:	0
Revolving Line Utilization:	79.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	We purchased our first home early last year 2010 for 204k. It was valued over 600k in 2008. I currently owe 191k and zillow says it is worth 340k. We will never leave our little 3 acre ranch up in the hills we love it. We took advantage of the market.
Would you please explain the delinquency from 17 months ago that shows up on your credit history?	I believe that was actually from 3-4 years ago when my wife was laid off. Citi AA credit card let us go way over limit and made our min payment $2200. As we paid it down it was still rolling money as "late". It was closed almost 2 years ago.

Member Payment Dependent Notes Series 697609

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
697609	$4,000	$4,000	7.29%	1.00%	March 14, 2011	March 23, 2014	March 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 697609. Member loan 697609 was requested on March 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	ETMC Carthage	Debt-to-income ratio:	10.41%
Length of employment:	1 year	Location:	Hallsville, TX

Home town:
Current & past employers:	ETMC Carthage
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/11 > I am buying a 2007 Honda VTX 1300C motorcycle. It has 5300 miles and the blue book on it (trade-in) is over $5000. The lowest rate I could find locally for a motorcycle loan was 9.5%.

A credit bureau reported the following information about this borrower member on March 9, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,775.00	Public Records On File:	0
Revolving Line Utilization:	43.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for work at the hospital? Thank you.	I work in Radiology. I am a CT Tech.

Member Payment Dependent Notes Series 697612

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
697612	$1,000	$1,000	5.42%	1.00%	March 16, 2011	March 23, 2014	March 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 697612. Member loan 697612 was requested on March 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,300 / month
Current employer:	HDR Inc.	Debt-to-income ratio:	11.54%
Length of employment:	10+ years	Location:	Canonsburg, PA

Home town:
Current & past employers:	HDR Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 9, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1974	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 697613

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
697613	$11,425	$11,425	10.37%	1.00%	March 15, 2011	March 23, 2014	March 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 697613. Member loan 697613 was requested on March 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,984 / month
Current employer:	Commerce Velocity	Debt-to-income ratio:	17.04%
Length of employment:	3 years	Location:	Irvine, CA

Home town:
Current & past employers:	Commerce Velocity
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/11 > Accumulated debt while both wife and I unemployed. Rates on credit cards sky rocketed. Would like to consolidate debt at a lower rate. Borrower added on 03/10/11 > To clarify: We were unemployed Spring/Summer of 2009. Since then, we've both had continuous and stable employment since Fall of 2009. Combined annual gross is $106000 w/ no imminent job loss threat. We want to use our current stable situation to get a leg up on the costly credit we used during that lean period. Borrower added on 03/10/11 > My wife regained employment in Nov '09 working fulltime for Edgewise Media (edgewise-media.com) for 16 month so far.

A credit bureau reported the following information about this borrower member on March 9, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,822.00	Public Records On File:	0
Revolving Line Utilization:	65.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your application indicates that you have now been working for 3 years with Commerce Velocity. Since this loan is to pay off debt that both you and your wife accumulated, it seems reasonable to ask whether or not your wife is still unemployed. If employed, please list employer and number of years employed. Thank you very much.	Hi there, sorry for the confusion. To clarify: We were unemployed Spring/Summer of 2009. Since then, we've both had continuous and stable employment since Fall of 2009. Combined annual gross is $106000 w/ no imminent job loss threat. We want to use our current stable situation to get a leg up on the costly credit we used during that lean period.
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate as well as the debt(s) you are not looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	No problem. I'm looking to consolidate 6 credit cards: $4,074.91 27.99%, $2,677.07 9.25%, $2,037.01 13.24%, $1,171.94 31.99%, $892.66 24.99%, $598.46 19.99% I have a student loan and 2 car notes that do not require consolidation. We recently used credit for an unplanned moved (our rental was foreclosed on). Aside from this, there's no reason to use credit as long as our employment is stable, which it is. We've also simplified our life and reduced our food bill. Even during unemployment, we remained current on all our accounts.
Can you explain why you would consolidate a credit card that has a lower APR than the loan is being offered at?	You're referring to the $2,677.07 balance @ 9.25%. Mainly for convenience of having it lumped into a single payment and from what I understand, the balance would amortize quicker as an installment versus a credit line. Thanks for your consideration and let me know if there's anything else I can offer!
Hi, Just a curious question: In addition to unplanned moving expenses, what did you buy to rack up credit card debt in the first place?	The majority of debt accumulated while we were both unemployed (laid off within a month of each other from the same company) in 2009. Prior to this, we did have some remnant debt from marriage costs (married in '04) but balances and APR's were very manageable until Q1 2009 when 1) we lost our jobs and 2) credit card rates spiked. Then we had our unexpected move and wound up with the amount that we now have.

Member Payment Dependent Notes Series 697627

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
697627	$3,000	$3,000	10.00%	1.00%	March 15, 2011	March 23, 2014	March 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 697627. Member loan 697627 was requested on March 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,750 / month
Current employer:	keypoint government solutions	Debt-to-income ratio:	15.58%
Length of employment:	1 year	Location:	VAN NUYS, CA

Home town:
Current & past employers:	keypoint government solutions
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 9, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	24
Revolving Credit Balance:	$4,939.00	Public Records On File:	0
Revolving Line Utilization:	64.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
You rent, but you are borrowing the money for a home improvement project?	I own a home which my mother lives in. I live in my fianc??es mothers home in which I pay rent.

Member Payment Dependent Notes Series 697667

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
697667	$10,000	$10,000	10.37%	1.00%	March 15, 2011	March 23, 2014	March 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 697667. Member loan 697667 was requested on March 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,167 / month
Current employer:	custom made home comp.	Debt-to-income ratio:	15.41%
Length of employment:	10+ years	Location:	arcadia fl,34266, FL

Home town:
Current & past employers:	custom made home comp.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/11 > i need the loan to buy a mobile home,my credit is good,i work in the same company for over 14 years,i have my payments on time,i made 650.00 a week Borrower added on 03/13/11 > i have a second job and i made about 200.00 a week

A credit bureau reported the following information about this borrower member on March 9, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,981.00	Public Records On File:	0
Revolving Line Utilization:	23.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 697926

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
697926	$11,500	$11,500	20.11%	1.00%	March 15, 2011	March 23, 2014	March 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 697926. Member loan 697926 was requested on March 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,250 / month
Current employer:	Planet Cellular	Debt-to-income ratio:	10.22%
Length of employment:	< 1 year	Location:	Gadsden, AL

Home town:
Current & past employers:	Planet Cellular
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/11 > Hi! I am currently in the borrowing process. I am using this loan to consolidate my three credit cards. I currently work as a sales associate making $2500 a month. I have always been on time with any payment I have ever had. Thank you! Borrower added on 03/10/11 > Please ask any questions that you may have! Borrower added on 03/12/11 > Thank you to all lenders!!! Keep it coming! This is the first time I have used this site and I want the experience to be great. Borrower added on 03/14/11 > Very close to 100%...would love to pay off my debt and start paying this back as soon as possible. Also trying to boost my credit score with this loan! Borrower added on 03/14/11 > All I have to say is "Wow" to the investors on this site. Funding a loan this quickly? Awesome.

A credit bureau reported the following information about this borrower member on March 9, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,312.00	Public Records On File:	0
Revolving Line Utilization:	99.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I do not, I live with parents and pay no monthly rent.
Have you tried an online budget program like mint.com to help you get your debt under control? You should check it out. Thank you!	I currently have mint! It's great but I'm still needing a bit of help.
Please describe your monthly budget by category (sources of income, housing, food, etc...). Do you use financial software like Mint.com? Do you have a fallback plan to continue making payments if unexpected expenses or loss of income occur (401k loan, family member help, ability to take on housemate / renter)	Yes, I use mint. It's great and use it daily, but I am still needed some help in the form of money to consolidate. Yes I do have a fallback plan, as I currently work a part time job as well as a full time. My monthly income is $2000+/- None is spent on rent, as I live with parents rent free. The most I spend is on gas and food which is well under my monthly budget. Thanks!!
Max, I'm in! Don't let us and yourself down, you're young and excellent credit is a very useful and important tool as you go thru life. Thank you!	Thank you!! Again, My credit history is clear and clean of any late payments so that is one thing you will not have to worry about!
Max, From a wise old man@@@wise I'm not sure about but I'm old for sure. Try to get your Credit Score at 750+ and keep it there, AND THE DOORS OF THE GOOD LIFE WILL BE WIDE OPEN FOR YOU. No response needed. Good luck!	Thank you! I will get there soon!
What was your start date w planet cellular?	11-26-2010, Before that I was an assistant manager at a retail store for almost 3 years.

Member Payment Dependent Notes Series 697928

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
697928	$2,800	$2,800	16.77%	1.00%	March 11, 2011	March 23, 2014	March 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 697928. Member loan 697928 was requested on March 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,800 / month
Current employer:	Hac inc	Debt-to-income ratio:	23.76%
Length of employment:	2 years	Location:	Oklahoma city, OK

Home town:
Current & past employers:	Hac inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/11 > I'm going to use the money to pay taxes, two small bills off (less than $500 each), and remaining dental bill

A credit bureau reported the following information about this borrower member on March 9, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,339.00	Public Records On File:	0
Revolving Line Utilization:	98.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please describe your monthly budget by category (sources of income, housing, food, etc...). Do you use financial software like Mint.com? Do you have a fallback plan to continue making payments if unexpected expenses or loss of income occur (401k loan, family member help, ability to take on housemate / renter)	Net income 2600 monthly Rent -445 Water/Trash -19 Auto Insurance -80 Fuel -200 monthly Electric -100 monthly Television/Internet -100 monthly Car Payment -250 monthly Food -400 monthly School Loan -300 monthly 401k -100 monthly Visa Card 400 remaining balance Conns Account 300 remaining balance No I do not use mint.com. I have setup a budget on Microsoft Excel. Yes, I have multiple fallback plans. 1) 401 k loan 2) Parents 3) Pension Loan 4)Part Time Job

Member Payment Dependent Notes Series 698041

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
698041	$10,000	$10,000	10.74%	1.00%	March 15, 2011	March 24, 2014	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 698041. Member loan 698041 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Allergan	Debt-to-income ratio:	23.00%
Length of employment:	4 years	Location:	Orange, CA

Home town:
Current & past employers:	Allergan
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/11 > Will be using the loan to refinance a few credit card I have a high interest rate on. This loan will save me approx $2,000 in the long run. Any consideration in this matter is very much appreciated. Also, by paying of some high balances I will get a better credit score. My goal is to get into a new home once the balance of this loan has been paid off. I just hope it's not too late by then.

A credit bureau reported the following information about this borrower member on March 10, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1987	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	70
Revolving Credit Balance:	$9,274.00	Public Records On File:	0
Revolving Line Utilization:	43.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate as well as the debt(s) you are not looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	Chase $3295 at 15.74%, Merrick Bank $3,345 at 22.99%, and Capitol One 2835 at 18.79%. The only debt not being consolidated is a GEMB card used for health purposes (debt is currently at $284) and Capitol One car payment at $169 monthly (debt is currently at $1851). What will keep me from recurring new debt is a very good question. I rather not close the account. I will either suspend them, avaoid them, or, if i do use them, I will be much more dilligent about paying them off at the end of the month. It will be a battle as it is sometime unavoidable. Hope this helps

Member Payment Dependent Notes Series 698107

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
698107	$9,800	$9,800	15.28%	1.00%	March 16, 2011	March 24, 2016	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 698107. Member loan 698107 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,766 / month
Current employer:	State of Nevada Dept. of Transportation	Debt-to-income ratio:	20.68%
Length of employment:	7 years	Location:	Reno, NV

Home town:
Current & past employers:	State of Nevada Dept. of Transportation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/11 > I plan to use these funds to consolidate debt. I am a faithful in making payments on time and I have been on my job since 2004. My monthly take home is about 2100. Borrower added on 03/10/11 > Annually, I gross about 33,000.

A credit bureau reported the following information about this borrower member on March 10, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,405.00	Public Records On File:	0
Revolving Line Utilization:	65.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: What is your position with current employer? (B-R-I-E-F job description) TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. Lending Club does not allow cosigners. After funded, borrower income qualifies promissory note that must be issued. But Is OK for another's income to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	My position with my current employer is an Engineering Tech. III. In the Construction Division, I am tester, testing concrete and asphalt. I am single. I realistically anticipate to have the loan repaid in 2-3 yrs.
What is the current interest rate and amounts owed on the debt you wish to consolidate?	$795 - APR = 81.28% $610.61 - APR = 197.06% $600 - APR = 201.02% $721.08 - APR = 15.90% $1628.46 - APR = 24.90% $915 - APR = 19.24% $1233.97 - APR = 24.50% $800 - Medical Bills
Are those first three APRs correct?! 200% APR?	Yes, thats the beauty of payday loans....
Please provide an itemized list of your monthly expenses. Thank you in advance.	Christmas savings-$15.00 every payday payday loan-$52.00 every payday Rent-$645.00 1st credit card-$20.00 3rd credit card-$60.00 3rd credit monitor-$15.00 7th credit card $30.00 8th Car Note $390.00 9th payday loan-$112.00 10th credit card-$30.00 11th cable-$90.00 13th payday loan-$115.00 14th power-$116.00 15th medical-$65.00 15th car ins.-$101.00 16th phone-$140.00 24th Line of Credit-$50.00 28th Usually dont have much for food and gas
You've been one of the most straightforward borrowers I've seen. Even if your loan doesn't fully fund, take what you can get and get rid of the payday loans. Good Luck!	Thank you so much... Greatly Appreciated advice!:)
I would like to help out wiht your loan. Please remember that it is everyday people helping you out and not some big bank that will just get bailed out when you default. Help us help you :) hope your loan goes great and everything works out for the best!	Thank you, and no worries, I take paying what I owe seriously.

Member Payment Dependent Notes Series 698216

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
698216	$4,000	$4,000	16.02%	1.00%	March 14, 2011	March 24, 2016	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 698216. Member loan 698216 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,650 / month
Current employer:	Pershing General Hospital	Debt-to-income ratio:	5.45%
Length of employment:	10+ years	Location:	Lovelock, NV

Home town:
Current & past employers:	Pershing General Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/11 > My husband and I are in the middle of fertility treatment, but will have to stop because all costs are due immediately. I have no problems affording a monthly payment on a loan, but between gas prices( i live two hours from my doctor) and the four hundred dollars i am paying out of pocket everymonth, I can no longer budget treatment. I have used my savings up but would love to get financed to continue treatment. I have had the same job for ten years and have a great payment payment history with all lines of credit and utility bills. I am very responsible. I can not thank you enough for helping to give me the gift of life! Borrower added on 03/10/11 > I just wanted to say thank you to the investors who have already invested in my loan, you have no idea how much this means to me!!

A credit bureau reported the following information about this borrower member on March 10, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2008	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,608.00	Public Records On File:	0
Revolving Line Utilization:	31.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Giving birth and raising a child are relatively expensive undertakings as well. Please offer a compelling argument as to why you think you are financially prepared to pay off this debt and handle the added expenses of a child over the next 5 years should you be fortunate enough to get pregnant. Best of luck to you and your husband.	I do have health insurance that covers all prenatal care, and my children, so I am not worried about the costs of care once I am actually pregnat. I have money in my budget for a monthly payment and of course a child; its just that the doctors need all cash up front and i have spent three thousand dollars in four months. Between all of the medication, day long trips, ultrasounds and IUI procedures, it gets very expensive. My husband does not have insurance which means that we have to pay for everything that has to do with him out of pocket , which is also very expensive. I have always been a very responsible borrower, repaying my loan is not a concern of mine at all because I know that I can and will pay my loan off, it is because of this loan that I will be able to expand my family, I will not take that for granted!
Can you list your husbands income if not listed above?	My husband is currently laid off, which does not effect the payment of our bills, his money was used as our fun money and savings ( and would now go twards fertility treatment if we had it); my income alone covers monthly expenses comfortably so we know that bills will continue to get paid. He is putting in applications so it should not be long before we have that second income again.

Member Payment Dependent Notes Series 698465

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
698465	$3,200	$3,200	16.40%	1.00%	March 14, 2011	March 24, 2016	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 698465. Member loan 698465 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,083 / month
Current employer:	northside veterinary clinic	Debt-to-income ratio:	13.49%
Length of employment:	5 years	Location:	san bernardino, CA

Home town:
Current & past employers:	northside veterinary clinic
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 10, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	30
Revolving Credit Balance:	$3,384.00	Public Records On File:	0
Revolving Line Utilization:	47.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 698574

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
698574	$17,500	$17,500	15.28%	1.00%	March 15, 2011	March 24, 2014	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 698574. Member loan 698574 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,708 / month
Current employer:	Chatterton & Associates	Debt-to-income ratio:	17.41%
Length of employment:	4 years	Location:	Irvine, CA

Home town:
Current & past employers:	Chatterton & Associates
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/11 > Loan will be used to pay off BofA credit card and Discover Credit Card Borrower added on 03/10/11 > Verification of income is available upon request. Borrower added on 03/10/11 > All other revolving debt will be paid off first week of May. Borrower added on 03/10/11 > With the loan, my total monthly expenses are estimated to be roughly $3400-$3700. My average monthly pay is $5300-$5500 per month after-taxes. Borrower added on 03/10/11 > I work for an independent financial advisory firm and have a very stable job. I work as a fee based advisor and recieve a quarterly fee instead of selling commisioned products. My pay is very consistant and has been growing at a rate of roughly 20% each year. Borrower added on 03/10/11 > I receive pay on Jan 31st, April 30th, June 30th, and Oct. 31st of each year. I basically receive a large lump sum payment each quarter, which is usually between $22000-$24000 each pay period. I expect it to increase to $25K or $26K by Oct. of this year, since I am taking on an extra 30-35 clients this year. Borrower added on 03/10/11 > If you have any further questions or would like a breakdown of my monthly budget please feel free to ask. Borrower added on 03/10/11 > This is a no-brainer guys. I will show any documentation asked for. I have all proof of income and I have never missed or been late on payment ever. Only thing I can say is that I plan on paying back the loan within 1-1/2 years, so if you are lookinf for someone that is goign to take the full 36 months to pay off then you need to consider something else. Borrower added on 03/10/11 > For everyon that has contributed and will contribute, Thank you. I promise you will get back your principal and interest. I will lose my job and career if I default. I will not give up 4 years of hard work and multiple years of education to default on a loan.

A credit bureau reported the following information about this borrower member on March 10, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,357.00	Public Records On File:	0
Revolving Line Utilization:	74.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the current interest rates and amounts owed on the debt you wish to consolidate?	around 16-17%. The main reason that I am gettign the loan is to consolidate my debt and get one monthly payment. I got the loan for 36 monhts, but I plan on paying it back within one year to 1 1/2 years. Total revolving debt I owe is roughly $21000, of which I plan to consolidate $17000. The rest I plan to pay on the first week of May right after I receive my quarterly pay.

Member Payment Dependent Notes Series 698662

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
698662	$5,000	$5,000	6.92%	1.00%	March 16, 2011	March 24, 2014	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 698662. Member loan 698662 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Ocean Institute	Debt-to-income ratio:	3.50%
Length of employment:	1 year	Location:	Newport Beach, CA

Home town:
Current & past employers:	Ocean Institute
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/11 > My business partner and I have been working on opening up a new business for the past two years. Small business loans are extremely hard to come by these days with current market conditions. With that being said we have still pursued a number of small business loans and have had several meetings with the Small Business Administration, SCORE (a subsidiary of the SBA), and banks to try and secure financing. We have also been saving as much money from our personal finances as possible and reaching out to family friends and relatives for small contributions. We are currently in lease negotiations with a storefront on Pacific Coast Highway in Southern California and are looking to open up shop for the summer months. I am securing a personal loan to invest into my business in the starting months in order to help our cash flow and I am looking to pay back the loan as soon as possible. I will include a brief description of the business below and thank you for viewing my borrower profile - if you have any questions please do not hesitate to ask. The business is a locally grown and sustainably produced organic quick service restaurant that focuses on not only providing a healthy food product to consumers but also educates customers on sustainable business practices and living solutions. My business partner and I are already integral parts of our community and we hope to use our storefront as a way to expand our community efforts and develop monthly beach/creek clean-ups, sponsor green community events, and be involved with the local schools and sports teams.

A credit bureau reported the following information about this borrower member on March 10, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 698754

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
698754	$7,500	$7,500	12.68%	1.00%	March 15, 2011	March 24, 2016	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 698754. Member loan 698754 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Mesa Airlines	Debt-to-income ratio:	8.40%
Length of employment:	4 years	Location:	Phoenix, AZ

Home town:
Current & past employers:	Mesa Airlines
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 10, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,917.00	Public Records On File:	0
Revolving Line Utilization:	72.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, for each debt you have please list the interest rate, and the amount you pay monthly. Also, indicate which debts you will and which debts you will not be consolidating using this loan.	Desert Scchools is 10 percent Elan Financial is 12 percent going up to 16.99 First consumers is is 20.15 percent Web Bank DFS is 29.99 percent
1.What is your NET monthly income? 2.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 3.Please list your loan amounts & interest rates that you will be paying off. 4.Are you the sole wage earner? Thanks.	$2100 is the net income. Rent $750 Ins 65 Electric$50-100 Water $25 Phone $69 Food 1$50 Gym $25 I'm single no children to care for. Internet $46 Desert Schools $2999 10 percent Elan Financial $3250 12 percent Web Bank DFS $458 29.99 percent First Consumers $345.00 20.15 percent
Hi there, Could you list the balances and APRs for the debts you wish to refinance? What steps are you taking to limit further accumulation of unsecured debt? Jason	Desert Schools $2999 10 percent Elan Financial $3250 12 percent Web Bank DFS $458 29.99 percent First Consumers $345.00 20.15 percent I have a solid budget in place now and this loan would put me farther ahead of the game.Once paid off I would like to become an investor with leading club.
Can you give some specifics on the debt being consolidated? (ex. Credit card1 - $3000 @ 16%) What do you do for Mesa Airlines? How much do you pay per month in rent?	Desert Schools $2999 10 percent Elan Financial $3250 12 percent Web Bank DFS $458 29.99 percent First Consumers $345.00 20.15 percent Rent $750.00 I work as an Aircraft Dispatcher with Mesa.
I would like to fund your loan, but prior to doing so, I would like to see your response to the following items: * Itemize your monthly expenses. * Explain your role at your job. * List the principal and the interest rate of each loan to be consolidated. Thank you in advance.	Rent $750 Insurance $65 Phone$69 Water $25 Electric $50-100 Gym $25 Internet $46 Food $150 Desert Schools $2999 10 percent Elan Financial $3250 12 percent Web Bank DFS $458 29.99 Percent First consumers $340 20.15 Percent As an Aircraft Dispatcher I'm have 50 percent authority with the pilot and command of each and every flight.I generate the paperwork (Release) for each flight. This includes planning route of flight,fuel burn,weight and balance weather along the route of flight and coordinating the pilot and maintenance control stations and Crew tracking.
most of your debt [desert school] is under the LC rate. why do you want to pay more interest?	This loan would put me ahead of the game. I would be able to make just one payment and pay the loan off sooner.The revolving debt would be a bit harder to pay off sooner. This loan rate is locked in for the duration of the loan. The Interest on desert schools and Elan are going up.

Member Payment Dependent Notes Series 698979

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
698979	$8,000	$8,000	14.91%	1.00%	March 15, 2011	March 24, 2014	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 698979. Member loan 698979 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,398 / month
Current employer:	century surety	Debt-to-income ratio:	22.98%
Length of employment:	4 years	Location:	United States, AZ

Home town:
Current & past employers:	century surety
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/11 > Looking to purchase an ATV and pay off a credit card.

A credit bureau reported the following information about this borrower member on March 10, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	33
Revolving Credit Balance:	$10,146.00	Public Records On File:	0
Revolving Line Utilization:	85.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: What is your position with current employer? (B-R-I-E-F job description) TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 3-yrs? OR short term (number y-e-a-r-s please): 2-3-yrs? 1-2 yrs? < 1-yr? FOUR: Self entered Borrower Profile shows address .."United States, AZ". Thanks for informing lenders that Arizona is part of United States. Instead, do you agree it would be more informative to provide lenders the actual CITY and STATE where you live? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Hello, thanks for your interest. To answer your questions, I am an Underwriter for a Large Insurance carrier. I've been employed there since 2007. I have been in the Insurance industry since 2002. I've had 2 promotions in the last 24 months. Our Household income is $96,000 including my fianc??. I may go the full term on the loan but I just may pay it off 1 year early do to impatience. Regarding my location, I agree. It would be more informative to list my city. I definitely was under the impression it was listed, I will edit my profile. Thanks for the heads up.
How much towards ATV and how much towards credit card? Your credit report says you are carrying debt equal to 25% of your gross annual income? Then it sounds like you have a wedding coming in the near future and will have to finance that with credit. Help us understand what you are looking to do.	Hello.Half will go to the credit card. The wedding will not be financed as this will be a very very small wedding and paid by our parents collectively. My debt includes a car purchased in November of 2009, my Mortgage, College loan and CC. I simply want to finish up the credit card. I'm not happy with the "across the board" rate increase. Never a missed or late payment but they claim it had to be done due to the economy!
Would you detail your monthly expenses (mortgage, car, utilities, phone, insurance, food)? Amount of credit card debt/interest rates/payments? Is this loan sufficient to cover all debt?	Hello Trakissta. This loan would be sufficient to cover the debt intended. One Discover card, the rest to the ATV. After the sum total of all of my debts I will have more than enough to make this $300 payment. (This is NOT including my fianc??es additional income. Whilst we do both have a combined income of ~$92,000, I want to be clear in that I have the ability to pay this debt on my own personal merit.) I was actually making a larger payment to the Discover card to get it down to where it is now. With this transaction I will be able to leave a zero balance and pay this loan which will not have a fluctuating interest rate. Thank you for your interest.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello, thats actually an excellent question! No HELOC loans. My current home market value is $179,000. I owe $126,165.22 Thanks.

Member Payment Dependent Notes Series 699011

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
699011	$3,625	$3,625	11.11%	1.00%	March 15, 2011	March 25, 2014	March 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 699011. Member loan 699011 was requested on March 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Southeast Goldbuyers	Debt-to-income ratio:	22.90%
Length of employment:	1 year	Location:	Sugar Hill, GA

Home town:
Current & past employers:	Southeast Goldbuyers
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 11, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,455.00	Public Records On File:	0
Revolving Line Utilization:	74.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 699027

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
699027	$5,000	$5,000	10.74%	1.00%	March 15, 2011	March 24, 2014	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 699027. Member loan 699027 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	Loyola University Medical Center	Debt-to-income ratio:	9.74%
Length of employment:	5 years	Location:	Chicago, IL

Home town:
Current & past employers:	Loyola University Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/11 > I am a general surgery resident, completing my training in the next few months. I am looking for a loan to help me pay for my costs of moving from Chicago to California for a fellowship position (that I start in July). I have a stable job, with a guaranteed income, and will be a reliable borrower.

A credit bureau reported the following information about this borrower member on March 10, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	11
Total Credit Lines:	21	Months Since Last Delinquency:	23
Revolving Credit Balance:	$2,357.00	Public Records On File:	0
Revolving Line Utilization:	8.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
You had 11 delinquencies 2 years ago. Please explain what happened.	I was in surgical residency; those were temporary "delinquencies" that were reported to the credit bureau, despite the fact that all of my loans from medical school were either deferred or in forbearance (while I am still in surgical residency). I was still in residency, yet my loan officer was under the impression that I was not still eligible for forbearance or deferrment. This was clarified and rectified.

Member Payment Dependent Notes Series 699307

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
699307	$4,550	$4,550	10.74%	1.00%	March 16, 2011	March 25, 2016	March 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 699307. Member loan 699307 was requested on March 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,558 / month
Current employer:	Harris Corporation	Debt-to-income ratio:	12.69%
Length of employment:	9 years	Location:	Palm Bay, FL

Home town:
Current & past employers:	Harris Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 11, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1992	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,581.00	Public Records On File:	0
Revolving Line Utilization:	12.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 699321

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
699321	$10,000	$10,000	13.80%	1.00%	March 16, 2011	March 25, 2014	March 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 699321. Member loan 699321 was requested on March 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Cafe Formaggio	Debt-to-income ratio:	15.20%
Length of employment:	3 years	Location:	Westbury, NY

Home town:
Current & past employers:	Cafe Formaggio
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 11, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	37
Revolving Credit Balance:	$480.00	Public Records On File:	0
Revolving Line Utilization:	96.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What caused the delinquency 37 months ago? What is being done different to avoid a reoccurence? Please list the debt, total amounts for each debt, and the monthly payment.	The delinquency 37 months ago was caused by being in between jobs. I had recently quit one job and was looking for another. Due to this reason, I did not have the money. Right now, I have been at the same job for 3 years. I have recently been promoted to general manager, so I have a very consistent job right now. I am making good money. My debt is listed below: - Mastercard - 5,000 and 250 a month - Discovercard - 2,500 and 150 a month - Citibank Loan - 2,500 and 138 a month. I only pay 400 a month at home and only have a 110 cell phone bill a month.

Member Payment Dependent Notes Series 699331

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
699331	$1,000	$1,000	14.17%	1.00%	March 15, 2011	March 25, 2014	March 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 699331. Member loan 699331 was requested on March 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Bank of America	Debt-to-income ratio:	22.70%
Length of employment:	9 years	Location:	Thousan Oaks, CA

Home town:
Current & past employers:	Bank of America
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 11, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,180.00	Public Records On File:	0
Revolving Line Utilization:	60.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 699725

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
699725	$1,000	$1,000	10.00%	1.00%	March 15, 2011	March 25, 2014	March 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 699725. Member loan 699725 was requested on March 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Hilton Head Hospital	Debt-to-income ratio:	17.33%
Length of employment:	5 years	Location:	Bluffton, SC

Home town:
Current & past employers:	Hilton Head Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/11 > This will help me consolidate some debt and hopefully will make life simpler for my wife and I.

A credit bureau reported the following information about this borrower member on March 11, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	32	Months Since Last Delinquency:	6
Revolving Credit Balance:	$2,103.00	Public Records On File:	0
Revolving Line Utilization:	29.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 699784

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
699784	$10,000	$10,000	16.02%	1.00%	March 15, 2011	March 25, 2014	March 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 699784. Member loan 699784 was requested on March 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,633 / month
Current employer:	Outdoor Installations, LLC	Debt-to-income ratio:	9.69%
Length of employment:	7 years	Location:	Ridgewood, NY

Home town:
Current & past employers:	Outdoor Installations, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 11, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	39
Revolving Credit Balance:	$13,545.00	Public Records On File:	0
Revolving Line Utilization:	43.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you detail your monthly expenses (rent, car, utilities, phone, insurance, food)? Amount of credit card debt/interest rates/payments? Is this loan sufficient to cover all debt?	As per your request, please see the following: Rent: $1,035. per mo Car: No Car Payment - Vehicle Paid Off Utilities: $100. (estimated - changes in summer) Phone: $200. per mo Insurance: $220. per mo (car, life, rental) food: $250. per mo (estimated) Gas: $150.per mo (estimated) This loan would be sufficient to cover all my credit card debt which is around $10K. The interest rates are between 19-24.99% and I make around $500 in payments each month to the credit cards I have. If you would like or need more detailed information, I can send when I return home either today or tomorrow at the latest. Thank you in advance for your consideration!
Would you provide any detail to the delinquency you had 39 months ago? Thank you.	To be honest, it is a long time ago so I can't say for sure if i might have been a day or two late due to simple error on my part by not remembering a due date or writing it down incorrectly or maybe it was just that my check didn't make it there in time. But I know for sure that I have never been more than a couple or a few days at most. I have never been 60 or 90 days late. I am actually in the process of disputing the negatives on my credit reports because I don't believe them to be accurate. Thank you in advance for your consideration.

Member Payment Dependent Notes Series 699903

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
699903	$10,400	$10,400	14.91%	1.00%	March 16, 2011	March 25, 2014	March 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 699903. Member loan 699903 was requested on March 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	American Collectors Insurance	Debt-to-income ratio:	5.24%
Length of employment:	3 years	Location:	Hammonton, NJ

Home town:
Current & past employers:	American Collectors Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/11 > Loan is for debt consolidation. Most of which was due to living expenses and supplies while I was attending school. My job is very stable. I manage the IT department and servers for the company I work at. The company has maintained constant business growth even with the down market and we are looking to increase the size of the IT department. The way I handle my budget is; I have 2 checking accounts. Account 1 is used for day to day spending (cash, groceries, gas). Account 2 is dedicated to bill paying. Every pay check I have my pay automatically split between the two accounts so the money is always in the account when it is due. I use auto bill paying on all of my accounts which makes the payment process very automated and streamline. I also utilize mint.com and excel for monitoring my expenses and budget planning.

A credit bureau reported the following information about this borrower member on March 11, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	14
Revolving Credit Balance:	$6,416.00	Public Records On File:	0
Revolving Line Utilization:	77.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 699923

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
699923	$8,500	$8,500	6.92%	1.00%	March 16, 2011	March 26, 2014	March 26, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 699923. Member loan 699923 was requested on March 12, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Catholic Charities Diocese of Trenton	Debt-to-income ratio:	8.02%
Length of employment:	7 years	Location:	mystic island, NJ

Home town:
Current & past employers:	Catholic Charities Diocese of Trenton
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 12, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,174.00	Public Records On File:	0
Revolving Line Utilization:	12.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 700075

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
700075	$4,800	$4,800	11.11%	1.00%	March 15, 2011	March 26, 2014	March 26, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 700075. Member loan 700075 was requested on March 12, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,750 / month
Current employer:	US ARMY	Debt-to-income ratio:	11.39%
Length of employment:	10+ years	Location:	BARSTOW, CA

Home town:
Current & past employers:	US ARMY
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 12, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	50
Revolving Credit Balance:	$2,309.00	Public Records On File:	0
Revolving Line Utilization:	22.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are you purchasing?	Im paying off a high interest credit card and fixing my vehicle

Member Payment Dependent Notes Series 700127

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
700127	$5,000	$5,000	11.11%	1.00%	March 15, 2011	March 26, 2014	March 26, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 700127. Member loan 700127 was requested on March 12, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,106 / month
Current employer:	Federal Deposit Insurance Corporation	Debt-to-income ratio:	14.73%
Length of employment:	10+ years	Location:	San Leandro, CA

Home town:
Current & past employers:	Federal Deposit Insurance Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/11 > I want to take a vacation to Hawaii to rest and relax after taking care of my mother who passed away. I took care of here until her death. I have worked for the same company for what will be 30 years this July. I keep my bills simple - rent, PG&E, phone, cable, and the use of 2 credit cards from time to time. I hope you will consider this request. Thank you.

A credit bureau reported the following information about this borrower member on March 12, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1985	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	23
Revolving Credit Balance:	$1,803.00	Public Records On File:	0
Revolving Line Utilization:	30.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 700665

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
700665	$10,000	$10,000	10.00%	1.00%	March 16, 2011	March 27, 2014	March 27, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 700665. Member loan 700665 was requested on March 13, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	SEMO Health Network	Debt-to-income ratio:	15.31%
Length of employment:	4 years	Location:	MALDEN, MO

Home town:
Current & past employers:	SEMO Health Network
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/13/11 > My employment as a nurse practitioner is very stable. Love my job and work. I am excited to get a plan to get my debt paid soon in a more managed way. Thanks for you consideration!

A credit bureau reported the following information about this borrower member on March 13, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,854.00	Public Records On File:	0
Revolving Line Utilization:	36.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My THREE questions are: ONE: What is your position with current employer? (B-R-I-E-F job description) TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 3-yrs? OR short term (number y-e-a-r-s please): 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	1. Family Nurse Practitioner MSN FNP-C 2. My income only and I did not include bonuses, is my base pay per year, Total household income is 130,000per year. Thanks for you response, and possibly helping to fund my loan!.
Hi, since this loan is to pay off other debt can you please give us some details as to what debt will be paid off (amount and APR) and what debt you will keep in addition to this new loan. Could you also please tell us how you accrued the debt and what your plan is to make sure not to accrue more.	Will pay off credit cards, tired of making multiple payment. I plan to pay all credit cards off but one. A citi card with a decent rate. Will close all others. Aprs range from 6.8 to 15.00. When the credit freeze came on I opted out on a couple when I realized I could. The debt was accured while helping my son to redue a house when he was reroofing; we had a heavy rain while in the process his house flooded and insurance would not cover, as well as graduate school, and poor judgement. I plan to stay out by not buying unless the money is in my budget. I am at a point where I want to focus more on retirement. You come to a point where you realize it is important to stay away from debt. With my income, I feel if the money is not there dont buy it. Auto loans I will have from time to time, otherwise minimal credit and usage. Thanks for the question, and if any more info in needed just left me know!

Member Payment Dependent Notes Series 701611

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
701611	$1,500	$1,500	13.06%	1.00%	March 16, 2011	March 28, 2014	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 701611. Member loan 701611 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	Bank of America	Debt-to-income ratio:	18.58%
Length of employment:	10+ years	Location:	Brunswick, GA

Home town:
Current & past employers:	Bank of America
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	38
Revolving Credit Balance:	$2,371.00	Public Records On File:	0
Revolving Line Utilization:	37.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	97000.00

Member Payment Dependent Notes Series 702432

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
702432	$3,000	$3,000	13.06%	1.00%	March 16, 2011	March 28, 2014	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 702432. Member loan 702432 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	children's workshop	Debt-to-income ratio:	0.00%
Length of employment:	4 years	Location:	falmouth, MA

Home town:
Current & past employers:	children's workshop
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	4
Total Credit Lines:	9	Months Since Last Delinquency:	8
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain the 4 delinquencies in the last 2 years.	I am a single mom raising 2 children by myself..... yes there have been a few instances where I have been late in making a payment because maybe a medical bill came up or we needed some extra $ for auto repairs. If you look at my history, I am currently paid and up to date with all my bills. I have even paid all my outstanding bills from the past......just trying to get back on and stay on track. Thankl you Chris
"Give Me The Money"? Not even a "please"?	Oh My God.... I am so embarassed. I had no idea anyone would see that "comment:. It certainly wasn't meant for anyone to see. I was asked to submit a "security loan phrase" and I thought It was just something for me to remember. Excuse my warped sense of humor...... Cuba Gooding Jr. is one of my favorite actors and that Movie just popped into my head,.....so, that is where that phrase came from. I sincerely apoligise..... I certainly did not mean to insult anyone. I would really appriciate any help you could give me in getting this loan. PLEASE. Thank you Chris

Prospectus Supplement (Sales Report) No. 10 dated March 16, 2011